UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06443

Name of Fund: BlackRock Income Opportunity Trust, Inc. (BNA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Income Opportunity Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2012

Date of reporting period: 08/31/2012

Item 1 – Report to Stockholders

August 31, 2012

Annual Report

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund V, Inc. (HYV)

BlackRock Corporate High Yield Fund VI, Inc. (HYT)

BlackRock High Income Shares (HIS)

BlackRock High Yield Trust (BHY)

BlackRock Income Opportunity Trust, Inc. (BNA)

BlackRock Income Trust, Inc. (BKT)

BlackRock Strategic Bond Trust (BHD)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	AUGUST 31, 2012

Dear Shareholder

About this time one year ago, financial markets had been upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Since then, asset prices have waxed and waned in broad strokes as investors reacted to developments in Europe’s financial situation, mixed US economic news and global central bank policy action.

After confidence crumbled in the third quarter of 2011, October brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite the continuation of heightened market volatility, most asset classes enjoyed a robust summer rally. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter began to recede and, outside of Europe, the risk of recession largely subsided. Central bank policy action has been a major driver of market sentiment in 2012. Investors’ anticipation for economic stimulus drove asset prices higher over the summer as the European Central Bank stepped up its efforts to support the region’s troubled nations and the US Federal Reserve reiterated its readiness to take action if economic conditions warrant.

On the whole, most asset classes advanced during the reporting period. US large cap stocks delivered strong returns for the 12 months ended August 31, 2012, while small cap stocks and high yield bonds also performed well. Despite the risk-asset rally in recent months, higher-quality investments including tax-exempt municipal bonds and US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds. International and emerging equities, however, lagged other asset classes amid ongoing global uncertainty. Near-zero short term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of August 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	4.14%	18.00%
US small cap equities (Russell 2000® Index)	0.89	13.40
International equities (MSCI Europe, Australasia, Far East Index)	(4.00)	(0.04)
Emerging market equities (MSCI Emerging Markets Index)	(10.51)	(5.80)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.06
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	5.25	9.14
US investment grade bonds (Barclays US Aggregate Bond Index)	2.97	5.78
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.24	9.37
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	4.80	13.84

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2012	BlackRock Core Bond Trust

Investment Objective

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

                      No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended August 31, 2012, the Trust returned 28.78% based on market price and 17.06% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 20.04% based on market price and 14.26% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Concerns over US economic growth potential, political uncertainty and sover-eign debt problems abroad drove investors to safe assets during the majority of the reporting period. Therefore, the Trust’s increased use of leverage to purchase a broad, diversified basket of high-quality assets and an overall long duration profile proved beneficial as interest rates touched new lows during the period.

•

Spread sectors outperformed government-related debt for the twelve-month period as persistently low interest rates drove strong investor demand for higher-yielding assets. Spread sectors were also buoyed by supportive US and European monetary policy action as well as continued improvement in US underlying credit fundamentals. As a result, the Trust benefited from its sector allocations to high yield and investment grade corporate credit. The Trust also benefited from exposure to securitized assets such as commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“MBS”). In particular, the Trust favored higher-quality multi-family CMBS, which performed well due to strong demand for rental housing.

•

The Trust’s duration stance modestly detracted from performance during a brief period of rising interest rates in the first quarter of 2012. However, the Trust’s longer duration at that time did not represent a tactical stance, rather it was a result of the Trust’s leveraged exposure to credit spread sectors to generate an attractive level of income. The net result of the Trust’s duration positioning remains positive for the reporting period as a whole.

Describe recent portfolio activity.

•

Investor risk aversion began to wane as the European Central Bank’s long-term refinancing operation program alleviated liquidity risk in the euro zone toward the end of 2011. The Trust increased duration to take advantage of low borrowing costs and gain additional exposure to higher-yielding credit spread sectors. Within investment grade credit, the Trust increased exposure to utilities given their attractive valuation relative to industrial names. The Trust also increased its diversified exposure to financial names in banking and insurance both in the United States and Europe. Toward period end, the Trust added exposure to European securitized credit in the form of United Kingdom residential MBS.

Describe portfolio positioning at period end.

•

At period end, the Trust maintained a diversified exposure to non-government spread sectors, including investment grade credit, high yield corporate credit, CMBS, asset-backed securities and non-agency residential MBS. The Trust also held allocations to government-related sectors such as US Treasuries, agency debt and agency MBS. The Trust ended the reporting period with a long duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Core Bond Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Yield on Closing Market Price as of August 31, 2012 ($15.41)[1]	5.68%
Current Monthly Distribution per Common Share[2]	$0.073
Current Annualized Distribution per Common Share[2]	$0.876
Economic Leverage as of August 31, 2012[3]	31%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$15.41	$12.69	21.43%	$15.46	$12.59
Net Asset Value	$15.21	$13.78	10.38%	$15.24	$13.65

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	8/31/12	8/31/11
Corporate Bonds	52%	52%
US Treasury Obligations	14	16
US Government Sponsored Agency Securities	13	13
Non-Agency Mortgage-Backed Securities	11	12
Asset-Backed Securities	5	4
Taxable Municipal Bonds	2	1
Preferred Securities	2	1
Foreign Agency Obligations	1	1

Credit Quality Allocations[4]

	8/31/12	8/31/11
AAA/Aaa[5]	36%	40%
AA/Aa	3	8
A	20	17
BBB/Baa	23	16
BB/Ba	7	6
B	9	11
CCC/Caa	2	2

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[5]	Includes US Government Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT	AUGUST 31, 2012	5

Trust Summary as of August 31, 2012	BlackRock Corporate High Yield Fund V, Inc.

Investment Objective

BlackRock Corporate High Yield Fund V, Inc.’s (HYV) (the “Trust”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (BB or lower by S&P or Ba or lower by Moody’s) or in unrated securities considered by the Trust’s investment adviser to be of comparable quality. The Trust also seeks to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and high yield corporate loans which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

                      No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended August 31, 2012, the Trust returned 27.88% based on market price and 17.92% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 22.72% based on market price and 16.49% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among high yield bonds in the middle and upper credit quality tiers had a positive impact on performance. From a sector perspective, selection within non-captive diversified financials, consumer services and food & beverages contributed positively. The Trust’s exposure to common stock and select equity-correlated instruments also boosted returns.

•

Conversely, security selection among non-rated securities detracted from performance. On a sector basis, selection within independent energy, non-cable media and paper had a negative impact on returns. The Trust’s allocation to bank loans also hindered performance as the asset class underperformed relative to the high yield market in the risk asset rally.

Describe recent portfolio activity.

•

The 12-month period began with severe market volatility in reaction to head-winds from Europe’s debt crisis and a possible US government shut-down. However, the environment shifted in December when the European Central Bank announced its program of long-term refinancing operations. As financial market conditions improved, the Trust selectively added back some risk in names with appealing risk-reward characteristics. Over the first eight months of 2012, the high yield market surged, prompting the Trust to moderate its risk profile. The Trust’s view on high yield remained positive throughout this period; however, as valuations paced higher, the Trust became increasingly focused on higher-quality, income-oriented credit names with stable fundamentals and an attractive coupon rate, since the potential for price appreciation had largely diminished. Given global growth concerns posing a persistent threat and fueling uncertainty, the Trust continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Trust generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•

At period end, the Trust held 74% of its total portfolio in corporate bonds and 17% in floating rate loan interests (bank loans), with the remainder in common stocks, preferred stocks, other interests and asset-backed securities. The Trust’s largest sector exposures included non-cable media, health care and chemicals, while its portfolio holdings reflected less emphasis on the riskier, more cyclical segments of the market such as banking, home construction and restaurants. The Trust ended the period with economic leverage at 30% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Corporate High Yield Fund V, Inc.

Trust Information
Symbol on NYSE	HYV
Initial Offering Date	November 30, 2001
Yield on Closing Market Price as of August 31, 2012 ($13.51)[1]	7.99%
Current Monthly Distribution per Common Share[2]	$0.09
Current Annualized Distribution per Common Share[2]	$1.08
Economic Leverage as of August 31, 2012[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$ 13.51	$ 11.55	16.97%	$ 13.58	$ 10.13
Net Asset Value	$ 12.63	$ 11.71	7.86%	$ 12.63	$ 10.91

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/12	8/31/11
Corporate Bonds	75%	79%
Floating Rate Loan Interests	17	13
Common Stocks	6	3
Preferred Stocks	2	2
Other Interests	—	3

Credit Quality Allocations[4]

	8/31/12	8/31/11
A	1%	—
BBB/Baa	6	7%
BB/Ba	35	34
B	43	45
CCC/Caa	13	11
D	—	1
Not Rated	2	2

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2012	7

Trust Summary as of August 31, 2012	BlackRock Corporate High Yield Fund VI, Inc.

Investment Objective

BlackRock Corporate High Yield Fund VI, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield securities, including high yield bonds (commonly referred to as “junk” bonds), corporate loans, convertible debt securities and preferred securities which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

                      No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended August 31, 2012, the Trust returned 26.30% based on market price and 17.14% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 22.72% based on market price and 16.49% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among high yield bonds in the middle and upper credit quality tiers had a positive impact on performance. From a sector perspective, selection within non-captive diversified financials, consumer services and food & beverages contributed positively. The Trust’s exposure to common stock and select equity-correlated instruments also boosted returns.

•

Conversely, security selection among non-rated securities detracted from performance. On a sector basis, selection within independent energy, non-cable media and paper had a negative impact on returns. The Trust’s allocation to bank loans also hindered performance as the asset class underperformed relative to the high yield market in the risk asset rally.

Describe recent portfolio activity.

•

The 12-month period began with severe market volatility in reaction to head- winds from Europe’s debt crisis and a possible US government shut-down. However, the environment shifted in December when the European Central Bank announced its program of long-term refinancing operations. As financial market conditions improved, the Trust selectively added back some risk in names with appealing risk-reward characteristics. Over the first eight months of 2012, the high yield market surged, prompting the Trust to moderate its risk profile. The Trust’s view on high yield remained positive throughout this period; however, as valuations paced higher, the Trust became increasingly focused on higher-quality, income-oriented credit names with stable fundamentals and an attractive coupon rate, since the potential for price appreciation had largely diminished. Given global growth concerns posing a persistent threat and fueling uncertainty, the Trust continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Trust generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•

At period end, the Trust held 75% of its total portfolio in corporate bonds and 17% in floating rate loan interests (bank loans), with the remainder in common stocks, preferred stocks and other interests. The Trust’s largest sector exposures included non-cable media, health care and chemicals, while its portfolio holdings reflected less emphasis on the riskier, more cyclical segments of the market such as banking, home construction and restaurants. The Trust ended the period with economic leverage at 29% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Corporate High Yield Fund VI, Inc.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Yield on Closing Market Price as of August 31, 2012 ($12.96)[1]	8.10%
Current Monthly Distribution per Common Share[2]	$0.0875
Current Annualized Distribution per Common Share[2]	$1.0500
Economic Leverage as of August 31, 2012[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low

Market Price	$ 12.96	$ 11.21	15.61%	$ 13.14	$ 9.95
Net Asset Value	$ 12.32	$ 11.49	7.22%	$ 12.32	$ 10.72

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/12	8/31/11
Corporate Bonds	75%	79%
Floating Rate Loan Interests	17	13
Common Stocks	6	3
Preferred Stocks	2	2
Other Interests	—	3

Credit Quality Allocations[4]

	8/31/12	8/31/11
A	1%	—
BBB/Baa	6	7%
BB/Ba	35	35
B	43	45
CCC/Caa	14	11
D	—	1
Not Rated	1	1

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2012	9

Trust Summary as of August 31, 2012	BlackRock High Income Shares

Investment Objective

BlackRock High Income Shares’ (HIS) (the “Trust”) primary investment objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Trust’s investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed income securities (commonly referred to as “junk bonds”). The Trust’s secondary objective is to provide capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objectives by investing primarily in high yield, high risk debt instruments rated in the medium to lower categories by nationally recognized rating services (BBB or lower by S&P or Baa or lower by Moody’s) or non-rated securities, which, in the investment adviser’s opinion, are of comparable quality. Under normal market conditions, the average maturity of the Trust’s portfolio is between eight and twelve years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

                      No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended August 31, 2012, the Trust returned 25.58% based on market price and 13.91% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 22.72% based on market price and 16.49% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among high yield bonds in the higher credit quality tiers had a positive impact on performance. From a sector perspective, selection within the non-captive diversified financials, consumer services and wireless segments contributed positively. The Trust’s exposure to preferred securities also boosted returns.

•

Conversely, security selection among non-rated securities detracted from performance. On a sector basis, selection within independent energy, non-cable media and paper had a negative impact on returns. The Trust’s allocation to bank loans also hindered performance as the asset class underperformed relative to the high yield market in the risk asset rally.

Describe recent portfolio activity.

•

The 12-month period began with severe market volatility in reaction to head-winds from Europe’s debt crisis and a possible US government shut-down. However, the environment shifted in December when the European Central Bank announced its program of long-term refinancing operations. As financial market conditions improved, the Trust selectively added back some risk in names with appealing risk-reward characteristics. Over the first eight months of 2012, the high yield market surged, prompting the Trust to moderate its risk profile. The Trust’s view on high yield remained positive throughout this period; however, as valuations paced higher, the Trust became increasingly focused on higher-quality, income-oriented credit names with stable fundamentals and an attractive coupon rate. Given global growth concerns posing a persistent threat and fueling uncertainty, the Trust continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Trust generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•

At period end, the Trust held 78% of its total portfolio in corporate bonds and 18% in floating rate loan interests (bank loans), with the remainder in preferred securities and common stocks. The Trust’s largest sector exposures included non-cable media, health care and chemicals, while its portfolio holdings reflected less emphasis on the riskier, more cyclical segments of the market such as banking, retailers and restaurants. The Trust ended the period with economic leverage at 25% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	AUGUST 31, 2012

BlackRock High Income Shares

Trust Information

Symbol on NYSE	HIS
Initial Offering Date	August 10, 1988
Yield on Closing Market Price as of August 31, 2012 ($2.40)[1]	7.60%
Current Monthly Distribution per Common Share[2]	$0.0152
Current Annualized Distribution per Common Share[2]	$0.1824
Economic Leverage as of August 31, 2012[3]	25%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$ 2.40	$ 2.10	14.29%	$ 2.44	$ 1.81
Net Asset Value	$ 2.26	$ 2.18	3.67%	$ 2.26	$ 2.04

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/12	8/31/11
Corporate Bonds	79%	83%
Floating Rate Loan Interests	18	14
Preferred Securities	2	2
Common Stocks	1	1

Credit Quality Allocations[4]

	8/31/12	8/31/11
A	1%	—
BBB/Baa	7	7%
BB/Ba	34	34
B	43	45
CCC/Caa	14	12
D	—	1
Not Rated	1	1

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2012	11

Trust Summary as of August 31, 2012	BlackRock High Yield Trust

Investment Objective

BlackRock High Yield Trust’s (BHY) (the “Trust”) primary investment objective is to provide high current income. The Trust’s secondary investment objective is to provide capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in high-risk, high yield bonds and other such securities, such as preferred stocks, which are rated below investment grade. The Trust may invest directly in such securities or synthetically through the use of derivatives.

                      No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended August 31, 2012, the Trust returned 31.27% based on market price and 15.70% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 22.72% based on market price and 16.49% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among high yield bonds in the middle and upper credit quality tiers had a positive impact on performance. From a sector perspective, selection within the non-captive diversified financials, consumer services and wireless segments contributed positively. The Trust’s exposure to common stock and select preferred securities also boosted returns.

•

Conversely, security selection among non-rated securities detracted from performance. On a sector basis, selection within independent energy, non-cable media, automotive and paper had a negative impact on returns. The Trust’s allocation to bank loans also hindered performance as the asset class underperformed relative to the high yield market in the risk asset rally.

Describe recent portfolio activity.

•

The 12-month period began with severe market volatility in reaction to head-winds from Europe’s debt crisis and a possible US government shut-down. However, the environment shifted in December when the European Central Bank announced its program of long-term refinancing operations. As financial market conditions improved, the Trust selectively added back some risk in names with appealing risk-reward characteristics. Over the first eight months of 2012, the high yield market surged, prompting the Trust to moderate its risk profile. The Trust’s view on high yield remained positive throughout this period; however, as valuations paced higher, the Trust became increasingly focused on higher-quality, income-oriented credit names with stable fundamentals and an attractive coupon rate. The Trust continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Trust generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•

At period end, the Trust held 78% of its total portfolio in corporate bonds and 17% in floating rate loan interests (bank loans), with the remainder in common stocks and preferred securities. The Trust’s largest sector exposures included non-cable media, health care and chemicals, while its portfolio holdings reflected less emphasis on the riskier, more cyclical segments of the market such as banking, home construction and restaurants. The Trust ended the period with economic leverage at 29% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	AUGUST 31, 2012

BlackRock High Yield Trust

Trust Information

Symbol on NYSE	BHY
Initial Offering Date	December 23, 1998
Yield on Closing Market Price as of August 31, 2012 ($8.04)[1]	6.64%
Current Monthly Distribution per Common Share[2]	$0.0445
Current Annualized Distribution per Common Share[2]	$0.5340
Economic Leverage as of August 31, 2012[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$ 8.04	$ 6.60	21.82%	$ 8.37	$ 5.92
Net Asset Value	$ 7.29	$ 6.79	7.36%	$ 7.29	$ 6.36

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	8/31/12	8/31/11
Corporate Bonds	78%	82%
Floating Rate Loan Interests	17	15
Common Stocks	3	—
Preferred Securities	2	1
Other Interests	—	2

Credit Quality Allocations[4]

	8/31/12	8/31/11
A	1%	—
BBB/Baa	7	8%
BB/Ba	35	35
B	44	46
CCC/Caa	12	9
D	—	1
Not Rated	1	1

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2012	13

Trust Summary as of August 31, 2012	BlackRock Income Opportunity Trust, Inc.

Investment Objective

BlackRock Income Opportunity Trust, Inc.’s (BNA) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

                      No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended August 31, 2012, the Trust returned 24.92% based on market price and 16.81% based on NAV. For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 20.04% based on market price and 14.26% based on NAV. All returns reflect reinvestment of dividends. The Trust’s slight discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Concerns over US economic growth potential, political uncertainty and sovereign debt problems abroad drove investors to safe assets during the majority of the reporting period. Therefore, the Trust’s increased use of leverage to purchase a broad, diversified basket of high-quality assets and an overall long duration profile proved beneficial as interest rates touched new lows during the period.

•

Spread sectors outperformed government-related debt for the twelve-month period as persistently low interest rates drove strong investor demand for higher-yielding assets. Spread sectors were also buoyed by supportive US and European monetary policy action as well as continued improvement in US underlying credit fundamentals. As a result, the Trust benefited from its sector allocations to high yield and investment grade corporate credit. The Trust also benefited from exposure to securitized assets such as CMBS and non-agency residential MBS. In particular, the Trust favored higher-quality multi-family CMBS, which performed well due to strong demand for rental housing.

•

The Trust’s duration stance modestly detracted from performance during a brief period of rising interest rates in the first quarter of 2012. However, the Trust’s longer duration at that time did not represent a tactical stance, rather it was a result of the Trust’s leveraged exposure to credit spread sectors to generate an attractive level of income. The net result of the Trust’s duration positioning remains positive for the reporting period as a whole.

Describe recent portfolio activity.

•

Investor risk aversion began to wane as the European Central Bank’s long-term refinancing operation program alleviated liquidity risk in the euro zone toward the end of 2011. The Trust increased duration to take advantage of low borrowing costs and gain additional exposure to higher-yielding credit spread sectors. Within investment grade credit, the Trust increased exposure to utilities given their attractive valuation relative to industrial names. The Trust also increased its diversified exposure to financial names in banking and insurance both in the United States and Europe. Toward period end, the Trust added exposure to European securitized credit in the form of United Kingdom residential MBS.

Describe portfolio positioning at period end.

•

At period end, the Trust maintained a diversified exposure to non-government spread sectors, including investment grade credit, high yield corporate credit, CMBS, asset-backed securities and non-agency residential MBS. The Trust also held allocations to government-related sectors such as US Treasuries, agency debt and agency MBS. The Trust ended the reporting period with a long duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Income Opportunity Trust, Inc.

Trust Information

Symbol on NYSE	BNA
Initial Offering Date	December 20, 1991
Yield on Closing Market Price as of August 31, 2012 ($11.58)[1]	5.91%
Current Monthly Distribution per Common Share[2]	$0.057
Current Annualized Distribution per Common Share[2]	$0.684
Economic Leverage as of August 31, 2012[3]	32%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$ 11.58	$ 9.85	17.56%	$ 11.61	$ 9.66
Net Asset Value	$ 11.84	$10.77	9.94%	$ 11.87	$ 10.68

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	8/31/12	8/31/11
Corporate Bonds	51%	52%
US Treasury Obligations	15	16
US Government Sponsored Agency Securities	14	13
Non-Agency Mortgage-Backed Securities	11	12
Asset-Backed Securities	4	4
Taxable Municipal Bonds	2	1
Preferred Securities	2	1
Foreign Agency Obligations	1	1

Credit Quality Allocations[4]

	8/31/12	8/31/11
AAA/Aaa[5]	37%	40%
AA/Aa	3	7
A	19	19
BBB/Baa	23	16
BB/Ba	6	7
B	9	9
CCC/Caa	2	2
Not Rated	1	—

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Government Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT	AUGUST 31, 2012	15

Trust Summary as of August 31, 2012	BlackRock Income Trust, Inc.

Investment Objective

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the US government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. Securities issued or guaranteed by the US government or its agencies or instrumentalities are generally considered to be of the same or higher credit or quality as privately issued securities rated AAA or Aaa. The Trust may invest directly in such securities or synthetically through the use of derivatives.

                      No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended August 31, 2012, the Trust returned 13.19% based on market price and 6.24% based on NAV. For the same period, the closed-end Lipper US Mortgage Funds category posted an average return of 18.47% based on market price and 13.18% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s exposure to undervalued prepayment-sensitive interest-only agency MBS contributed positively to returns. These securities performed well as interest rates generally moved lower over the reporting period. In particular, the Trust’s holdings in this space were focused on securities that would be less impacted by potential government policy changes and were purchased at attractive levels given concerns about increasing refinance activity.

•

The Trust also benefited from its leveraged exposure to agency pass-through MBS, as the sector was supported by monetary policy operations and increased demand from financial institutions seeking relatively safer investments and an alternative to US Treasuries. Adding to performance was the Trust’s positioning within the agency MBS with heavier weightings in low- and high-coupon issues and limited exposure to coupons in the middle, which are most vulnerable to refinancing risk.

•

Detracting slightly from performance was tactical trading in anticipation of the early 2012 policy changes relating to the government’s Home Affordable Refinance Program (“HARP”). The Trust actively reduced its sensitivity to prepayment risk in advance of the policy changes; however, this defensive stance ultimately proved too early as the increase in refinancing activity resulting from the changes to HARP took longer to materialize than had been expected.

•

Also detracting slightly were the Trust’s interest rate hedges designed to protect the portfolio from market volatility. The Trust uses interest rate derivatives including futures, options, swaps and swaptions, mainly for the purpose of managing duration, convexity and yield curve positioning. During the period, the Trust held short positions in US Treasury futures in order to reduce the overall duration profile of the portfolio. These positions served as a drag on performance as the US Treasury market generally advanced over the period.

Describe recent portfolio activity.

•

The Trust increased its allocation to agency MBS in the fourth quarter of 2011, after spreads had widened in the space due to increased policy risk. The Trust slightly reduced these holdings after their strong performance in late 2011 and early 2012. The sales were concentrated in the lower-coupon securities, which are more likely to be extended. The Trust maintained a strong level of yield by increasing exposure to prepayment-sensitive securities. The Trust also maintained a limited exposure to CMBS and non-agency residential MBS, which have performed well primarily due to improving underlying fundamentals.

Describe portfolio positioning at period end.

•

The backdrop for agency MBS appears constructive given the impact of the Federal Reserve’s mortgage reinvestment program in curtailing net supply along with the sector’s attractive yields relative to other high-quality asset classes in a low interest rate environment. However, prepayment risk for higher-coupon agency MBS remains high and, therefore, the Trust maintains a cautious stance. As of period end, the Trust maintained exposure to high-quality agency MBS with varying maturities and coupon rates. The Trust also held small allocations to non-agency MBS and CMBS. The Trust ended the reporting period with a slightly short duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Income Trust, Inc.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Yield on Closing Market Price as of August 31, 2012 ($7.63)[1]	6.37%
Current Monthly Distribution per Common Share[2]	$0.0405
Current Annualized Distribution per Common Share[2]	$0.4860
Economic Leverage as of August 31, 2012[3]	19%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$ 7.63	$ 7.18	6.27%	$7.73	$7.00
Net Asset Value	$ 7.94	$ 7.96	(0.25)%	$8.12	$7.87

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s US Government securities:

Portfolio Composition

	8/31/12	8/31/11
US Government Sponsored Agency Securities	86%	84%
US Treasury Obligations	11	12
Non-Agency Mortgage-Backed Securities	2	3
Asset-Backed Securities	1	1

Credit Quality Allocations[4]

	8/31/12	8/31/11
AAA/Aaa[5]	100%	100%

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Government Sponsored Agency Securities, which were deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT	AUGUST 31, 2012	17

Trust Summary as of August 31, 2012	BlackRock Strategic Bond Trust

Investment Objective

BlackRock Strategic Bond Trust’s (BHD) (the “Trust”) investment objective is to provide total return through high current income and capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed income securities including corporate bonds, US government and agency securities, mortgage-related and asset-backed securities and other types of fixed income securities. The Trust invests, under normal market conditions, a significant portion of its assets in corporate fixed income securities that are below investment grade quality, including high-risk, high yield bonds (commonly referred to as “junk” bonds) and other such securities, such as preferred stocks. The Trust may invest directly in such securities or synthetically through the use of derivatives.

                      No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended August 31, 2012, the Trust returned 21.58% based on market price and 15.66% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 22.72% based on market price and 16.49% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among higher-quality debt instruments (including both bonds and loans) had a positive impact on the Trust’s performance. While the surge in risk assets benefited overall performance, the Trust’s tactical exposure to equity securities was particularly helpful as equities outperformed high yield bonds, bank loans and investment grade credits amid improving investor demand for riskier assets over the 12-month period. Security selection in the consumer services, non-captive diversified financials and wireless sectors boosted returns.

•

The Trust differs from its Lipper category competitors, which invest primarily in high yield bonds, in that the Trust also invests in floating rate loan interests (bank loans) and investment grade credits. While the Trust’s allocations to bank loans and investment grade credit did not detract from performance on an absolute basis, these asset classes underperformed high yield bonds for the period.

Describe recent portfolio activity.

•

The 12-month period began with severe market volatility in reaction to head- winds from Europe’s debt crisis and a possible US government shut-down. However, the environment shifted in December when the European Central Bank announced its program of long-term refinancing operations. As financial market conditions improved, the Trust selectively added back some risk in names with appealing risk-reward characteristics. Over the first eight months of 2012, the high yield market surged, prompting the Trust to moderate its risk profile. The Trust’s view on high yield remained positive throughout this period; however, as valuations paced higher, the Trust became increasingly focused on higher-quality, income-oriented credit names with stable fundamentals and an attractive coupon rate, since the potential for price appreciation had largely diminished. Given global growth concerns posing a persistent threat and fueling uncertainty, the Trust continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Trust generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•

At period end, the Trust held 79% of its total portfolio in corporate bonds and 17% in floating rate loan interests (bank loans), with the remainder in preferred securities, common stocks and US Treasury obligations. The Trust’s largest sector exposures included non-cable media, health care and wireless. The Trust ended the period with economic leverage at 23% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	AUGUST 31, 2012

BlackRock Strategic Bond Trust

Trust Information

Symbol on NYSE	BHD
Initial Offering Date	February 26, 2002
Yield on Closing Market Price as of August 31, 2012 ($14.52)[1]	6.98%
Current Monthly Distribution per Common Share[2]	$0.0845
Current Annualized Distribution per Common Share[2]	$1.0140
Economic Leverage as of August 31, 2012[3]	23%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$14.52	$12.93	12.30%	$14.91	$11.86
Net Asset Value	$14.40	$13.48	6.82%	$14.40	$12.72

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond securities:

Portfolio Composition

	8/31/12	8/31/11
Corporate Bonds	79%	85%
Floating Rate Loan Interests	17	12
Preferred Securities	2	1
Common Stocks	1	—
US Treasury Obligations	1	—
Other Interests	—	2

Credit Quality Allocations[4]

	8/31/12	8/31/11
AA/Aa	1%	3%
A	12	13
BBB/Baa	21	16
BB/Ba	26	26
B	32	34
CCC/Caa	7	6
D	—	1
Not Rated	1	1

          4           Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2012	19

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Trusts may utilize leverage by borrowing through a credit facility, entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped;that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Trusts, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Trust’s net assets plus the proceeds of any outstanding borrowings). If the Trusts segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, each Trust voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of August 31, 2012, the Trusts had aggregate economic leverage from reverse repurchase agreements, treasury roll transactions and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BHK	31%
HYV	30%
HYT	29%
HIS	25%
BHY	29%
BNA	32%
BKT	19%
BHD	23%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 6.6%
321 Henderson Receivables I LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)	USD	761	$795,261
AH Mortgage Advance Co. Ltd., Series SART-3, Class 1A1, 2.98%, 3/13/43 (a)		630	634,369
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class C, 3.44%, 10/08/17		400	411,338
CarMax Auto Owner Trust, Series 2012-1:
Class B, 1.76%, 8/15/17		210	212,152
Class C, 2.20%, 10/16/17		125	126,840
Class D, 3.09%, 8/15/18		155	156,507
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		1,105	1,197,989
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.39%, 1/25/37 (b)		1,082	826,078
Credit Acceptance Auto Loan Trust, Series 2010-1, Class B, 3.63%, 10/15/18 (a)		1,980	2,000,380
DT Auto Owner Trust (a):
Series 2011-2A, Class C, 3.05%, 2/16/16		1,500	1,500,462
Series 2011-3A, Class C, 4.03%, 2/15/17		255	258,822
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class B, 1.14%, 1/15/16 (b)		180	180,001
Series 2012-1, Class C, 1.74%, 1/15/16 (b)		475	475,002
Series 2012-1, Class D, 2.34%, 1/15/16 (b)		445	445,001
Series 2012-2, Class B, 2.32%, 1/15/19		245	252,208
Series 2012-2, Class C, 2.86%, 1/15/19		105	107,018
Series 2012-2, Class D, 3.50%, 1/15/19		200	203,357
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.35%, 7/25/37 (b)		70	69,203
Nelnet Student Loan Trust (b):
Series 2006-1, Class A5, 0.54%, 8/23/27		525	497,842
Series 2008-3, Class A4, 2.08%, 11/25/24		615	644,333
PFS Financing Corp., Series 2012-AA, Class A, 1.44%, 2/15/16 (a)(b)		480	481,654
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		521	522,220
Series 2011-S1A, Class C, 2.01%, 8/15/16		367	365,529
Series 2011-S1A, Class D, 3.15%, 8/15/16		382	379,916
Series 2011-WO, Class C, 3.19%, 10/15/15		580	584,309
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		860	864,475
Series 2010-2, Class C, 3.89%, 7/17/17		1,010	1,045,327
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		700	702,535
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		740	754,145
Series 2011-1, Class D, 4.01%, 2/15/17		940	960,565
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		270	269,363
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		293	294,267
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)		693	700,253
Series 2012-1, Class B, 2.72%, 5/16/16		240	244,548
Series 2012-1, Class C, 3.78%, 11/15/17		325	335,789

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (concluded)
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.67%, 6/15/21 (b)	USD	192	$187,341
Series 2008-5, Class A3, 1.75%, 1/25/18 (b)		515	527,818
Series 2008-5, Class A4, 2.15%, 7/25/23 (b)		615	648,802
Series 2012-A, Class A1, 1.64%, 8/15/25 (a)(b)		330	332,543
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		345	368,769
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		2,830	2,930,025
Small Business Administration, Class 1:
Series 2003-P10B, 5.14%, 8/10/13		178	183,913
Series 2004-P10B, 4.75%, 8/10/14		145	152,873
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		1,324	1,211,492
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22		1,180	1,184,931
			27,227,565
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		3,873	306,221
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		5,949	453,649
			759,870
Total Asset-Backed Securities — 6.8%			27,987,435

Common Stocks (c)	Shares
Media — 0.0%
Cumulus Media, Inc., Class A		30,272	83,854
Software — 0.0%
Bankruptcy Management Solutions, Inc.		135	1
Total Common Stocks — 0.0%			83,855

Corporate Bonds		Par (000)
Aerospace & Defense — 0.5%
United Technologies Corp. (d):
4.88%, 5/01/15	USD	1,125	1,251,596
6.13%, 7/15/38		700	949,832
			2,201,428
Airlines — 0.6%
Continental Airlines, Inc., Series 2010-1, Class B, 6.00%, 1/12/19		622	626,172
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		1,673	1,706,460
			2,332,632

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
CAD	Canadian Dollar
CBA	Canadian Bankers Acceptances
DIP	Debtor-In-Possession
EBITDA	Earnings Before Interest, Taxes, Depreciation and Amortization
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FKA	Formerly Known As
FHLMC	Federal Home Loan Mortgage Corp.
GBP	British Pound
GO	General Obligation Bonds
LIBOR	London Interbank Offered Rate
RB	Revenue Bonds
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Auto Components — 0.8%
Icahn Enterprises LP (b)(e):
4.00%, 8/15/13	USD	785	$785,000
4.00%, 8/15/13 (a)		2,335	2,335,000
			3,120,000
Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (a)	EUR	355	491,171
Building Products — 0.1%
Momentive Performance Materials, Inc., 11.50%, 12/01/16	USD	400	244,000
Capital Markets — 4.6%
CDP Financial, Inc., 5.60%, 11/25/39 (a)(d)		2,935	3,786,338
E*Trade Financial Corp., 12.50%, 11/30/17 (f)		1,570	1,791,762
The Goldman Sachs Group, Inc.:
5.38%, 3/15/20		1,220	1,314,755
5.25%, 7/27/21		3,165	3,365,367
5.75%, 1/24/22		1,800	1,986,232
Morgan Stanley:
2.94%, 5/14/13 (b)		1,890	1,903,011
4.20%, 11/20/14		490	502,672
4.00%, 7/24/15		410	417,899
6.25%, 8/28/17		1,930	2,091,246
Murray Street Investment Trust I, 4.65%, 3/09/17 (g)		1,650	1,722,267
			18,881,549
Chemicals — 0.5%
The Dow Chemical Co., 4.13%, 11/15/21		350	383,209
INEOS Finance Plc, 8.38%, 2/15/19 (a)		265	278,912
Tronox Finance LLC, 6.38%, 8/15/20 (a)		1,285	1,297,850
			1,959,971
Commercial Banks — 3.8%
CIT Group, Inc.:
7.00%, 5/02/16 (a)		88	88,447
7.00%, 5/02/17 (a)		347	347,787
5.38%, 5/15/20		1,650	1,718,063
5.00%, 8/15/22		440	443,333
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.88%, 2/08/22 (d)		1,390	1,447,629
Depfa ACS Bank, 5.13%, 3/16/37 (a)		3,775	2,633,063
Discover Bank, 8.70%, 11/18/19		250	316,369
Eksportfinans ASA, 5.50%, 6/26/17		950	964,483
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		1,400	1,435,000
HSBC Bank Plc, 3.10%, 5/24/16 (a)(d)		700	733,718
HSBC Holdings Plc, 6.10%, 1/14/42 (d)		305	408,114
Wachovia Corp., 5.25%, 8/01/14 (d)		3,425	3,684,598
Wells Fargo & Co., 3.50%, 3/08/22 (d)		1,390	1,481,235
			15,701,839
Commercial Services & Supplies — 0.2%
ARAMARK Corp., 8.50%, 2/01/15		18	18,450
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		391	401,264
Mobile Mini, Inc., 7.88%, 12/01/20		320	343,200
			762,914
Communications Equipment — 1.2%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)		4,330	4,421,623
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		640	680,000
			5,101,623
Construction & Engineering — 0.3%
ABB Finance USA, Inc., 4.38%, 5/08/42		192	216,826
URS Corp., 5.00%, 4/01/22 (a)		975	988,641
			1,205,467

Corporate Bonds	Par (000)		Value
Construction Materials — 0.2%
HD Supply, Inc., 8.13%, 4/15/19 (a)	USD	570	$618,450
Lafarge SA, 7.13%, 7/15/36		135	137,025
			755,475
Consumer Finance — 0.8%
Ford Motor Credit Co. LLC, 8.13%, 1/15/20		1,265	1,566,267
SLM Corp.:
6.25%, 1/25/16		661	707,270
Series A, 0.75%, 1/27/14 (b)		550	533,218
Toll Brothers Finance Corp., 5.88%, 2/15/22		345	376,071
			3,182,826
Containers & Packaging — 0.6%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17	EUR	425	565,303
7.38%, 10/15/17	USD	200	214,250
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	725	975,738
7.75%, 11/15/19		410	564,689
			2,319,980
Diversified Financial Services — 8.5%
Ally Financial, Inc.:
8.30%, 2/12/15	USD	1,500	1,665,000
5.50%, 2/15/17		1,500	1,560,162
6.25%, 12/01/17		160	172,881
8.00%, 3/15/20		560	655,200
8.00%, 11/01/31		320	378,400
Bank of America Corp., 5.63%, 7/01/20		1,100	1,219,567
Capital One Financial Corp., 4.75%, 7/15/21		960	1,076,944
Citigroup, Inc.:
5.00%, 9/15/14		285	298,130
4.59%, 12/15/15		6,390	6,874,892
General Electric Capital Corp. (d):
6.15%, 8/07/37		2,150	2,696,212
6.88%, 1/10/39		135	184,515
JPMorgan Chase & Co.:
7.90% (b)(h)		3,500	3,915,240
3.70%, 1/20/15 (d)		3,425	3,633,497
6.30%, 4/23/19 (d)		2,000	2,440,872
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17 (d)		2,050	2,413,529
Moody’s Corp., 4.50%, 9/01/22		900	935,853
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	550	714,273
7.88%, 8/15/19	USD	560	623,000
6.88%, 2/15/21		680	736,100
Spirit Issuer Plc, 5.86%, 12/28/21	GBP	1,620	2,115,732
WMG Acquisition Corp.:
9.50%, 6/15/16 (c)	USD	160	174,800
11.50%, 10/01/18		562	616,795
			35,101,594
Diversified Telecommunication Services — 2.6%
Level 3 Financing, Inc.:
8.13%, 7/01/19		698	731,155
8.63%, 7/15/20 (c)		650	695,500
Telecom Italia Capital SA:
4.95%, 9/30/14		1,075	1,091,125
6.00%, 9/30/34		1,550	1,271,000
Verizon Communications, Inc.:
3.50%, 11/01/21		500	550,038
6.40%, 2/15/38		3,483	4,675,635
8.95%, 3/01/39		900	1,569,185
Windstream Corp., 7.88%, 11/01/17		40	43,500
			10,627,138

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities — 6.2%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18	USD	121	$164,273
5.95%, 12/15/36		217	255,413
CMS Energy Corp., 5.05%, 3/15/22		915	991,672
Duke Energy Carolinas LLC:
6.10%, 6/01/37		315	417,845
6.00%, 1/15/38 (d)		825	1,107,723
4.25%, 12/15/41 (d)		375	410,460
E.ON International Finance BV, 6.65%, 4/30/38 (a)		1,525	2,082,284
EDF SA, 5.60%, 1/27/40 (a)(d)		1,400	1,565,707
Florida Power Corp. (d):
6.35%, 9/15/37		1,325	1,836,235
6.40%, 6/15/38		430	604,018
Hydro-Quebec (d):
8.40%, 1/15/22		730	1,059,806
8.05%, 7/07/24		1,900	2,832,484
Jersey Central Power & Light Co., 7.35%, 2/01/19		245	313,857
Nisource Finance Corp.:
6.40%, 3/15/18		280	335,129
5.25%, 2/15/43		500	552,707
Ohio Power Co., Series D, 6.60%, 3/01/33		1,500	1,974,781
PacifiCorp., 6.25%, 10/15/37 (d)		575	805,489
Public Service Co. of Colorado, 6.25%, 9/01/37 (d)		1,200	1,732,027
Southern California Edison Co. (d):
5.63%, 2/01/36		625	821,994
Series 08-A, 5.95%, 2/01/38		1,075	1,478,330
Tokyo Electric Power Co., Inc., 4.50%, 3/24/14 (d)	EUR	1,000	1,251,888
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (d)	USD	2,000	2,769,718
			25,363,840
Energy Equipment & Services — 2.0%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)(d)		565	553,700
Ensco Plc:
3.25%, 3/15/16		160	170,795
4.70%, 3/15/21		1,745	1,958,024
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		1,110	1,146,075
Noble Holding International Ltd., 5.25%, 3/15/42		350	375,470
Peabody Energy Corp., 6.25%, 11/15/21 (a)		2,600	2,645,500
Transocean, Inc.:
5.05%, 12/15/16		850	941,480
6.50%, 11/15/20		350	418,359
			8,209,403
Food Products — 1.2%
Darling International, Inc., 8.50%, 12/15/18		335	379,388
Kraft Foods Group, Inc. (a):
5.38%, 2/10/20		1,570	1,876,338
5.00%, 6/04/42		997	1,134,085
Kraft Foods, Inc., 5.38%, 2/10/20		1,430	1,718,691
			5,108,502
Gas Utilities — 0.5%
CenterPoint Energy Resources Corp., 5.85%, 1/15/41		1,600	2,014,216
Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp., 6.25%, 11/15/15		1,251	1,416,920
DJO Finance LLC:
10.88%, 11/15/14		166	173,263
7.75%, 4/15/18		735	672,525
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (a)		152	170,430
Teleflex, Inc., 6.88%, 6/01/19		385	411,950
			2,845,088

Corporate Bonds	Par (000)		Value
Health Care Providers & Services — 2.5%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	USD	175	$182,000
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		400	412,500
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	494	664,848
HCA, Inc.:
6.50%, 2/15/20	USD	2,115	2,323,856
7.88%, 2/15/20		135	150,694
IASIS Healthcare LLC, 8.38%, 5/15/19		1,000	953,750
INC Research LLC, 11.50%, 7/15/19 (a)		545	534,100
inVentiv Health, Inc. (a):
10.00%, 8/15/18		40	33,700
10.25%, 8/15/18		155	130,588
Omnicare, Inc., 7.75%, 6/01/20		805	887,512
Symbion, Inc., 8.00%, 6/15/16		455	459,834
Tenet Healthcare Corp.:
10.00%, 5/01/18		200	230,000
8.88%, 7/01/19		1,150	1,308,125
UnitedHealth Group, Inc., 2.88%, 3/15/22		2,000	2,049,750
			10,321,257
Health Care Technology — 0.6%
Amgen, Inc. (d):
6.40%, 2/01/39		750	931,504
5.15%, 11/15/41		1,500	1,637,571
			2,569,075
Hotels, Restaurants & Leisure — 0.1%
El Dorado Resorts LLC, 8.63%, 6/15/19 (a)		180	175,500
MGM Resorts International, 11.13%, 11/15/17		265	294,812
			470,312
Household Durables — 0.8%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		580	593,050
Standard Pacific Corp., 10.75%, 9/15/16		2,100	2,535,750
			3,128,800
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (a)	EUR	190	242,567
Independent Power Producers & Energy Traders — 0.6%
Calpine Corp., 7.50%, 2/15/21 (a)	USD	175	194,250
Energy Future Holdings Corp., 10.00%, 1/15/20		1,100	1,212,750
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		922	1,034,945
			2,441,945
Industrial Conglomerates — 0.8%
The ADT Corp., 4.88%, 7/15/42 (a)		539	586,299
Sequa Corp. (a):
11.75%, 12/01/15		690	724,500
13.50%, 12/01/15		1,940	2,056,816
			3,367,615
Insurance — 4.2%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	500	607,993
American International Group, Inc.:
3.80%, 3/22/17 (d)	USD	5,580	5,905,504
5.45%, 5/18/17		800	898,870
AXA SA, 5.25%, 4/16/40 (b)	EUR	250	267,714
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)	USD	478	522,812
Hartford Financial Services Group, Inc.:
6.00%, 1/15/19		345	383,954
5.13%, 4/15/22		930	999,523
Hartford Life Global Funding Trusts, 0.65%, 6/16/14 (b)		425	417,983
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (a)		1,000	1,085,395
Lincoln National Corp., 6.25%, 2/15/20		630	730,900
Manulife Financial Corp., 3.40%, 9/17/15		1,630	1,698,092

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	23

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Insurance (concluded)
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)(d)	USD	775	$833,093
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		340	304,300
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	264,289
Prudential Financial, Inc. (d):
7.38%, 6/15/19	USD	250	314,632
5.38%, 6/21/20		250	288,865
4.50%, 11/15/20		450	491,098
5.70%, 12/14/36		675	748,348
Series D, 5.90%, 3/17/36		500	564,306
			17,327,671
IT Services — 0.9%
First Data Corp. (a):
7.38%, 6/15/19		775	800,187
8.25%, 1/15/21		75	74,344
SunGard Data Systems, Inc.:
7.38%, 11/15/18		1,080	1,147,500
7.63%, 11/15/20		1,730	1,855,425
			3,877,456
Machinery — 0.3%
UR Merger Sub Corp. (a):
5.75%, 7/15/18		194	205,155
7.38%, 5/15/20		495	524,700
7.63%, 4/15/22		452	488,160
			1,218,015
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)(d)		1,050	1,241,625
Media — 8.9%
Affinion Group, Inc., 7.88%, 12/15/18		1,045	747,175
AMC Networks, Inc., 7.75%, 7/15/21		320	362,400
CCH II LLC, 13.50%, 11/30/16		2,300	2,518,912
Clear Channel Communications, Inc., 9.00%, 3/01/21		548	469,910
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17		2,172	2,359,335
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		600	895,988
Comcast Corp., 6.45%, 3/15/37		790	1,019,199
Cox Communications, Inc., 8.38%, 3/01/39 (a)		1,740	2,625,669
Cox Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18		983	983,563
Loan Close 3, 4.00%, 8/15/18		1,124	1,124,495
Shares Loan, 12.00%, 8/15/18		1,159	1,159,750
DIRECTV Holdings LLC:
6.38%, 3/01/41		260	306,570
5.15%, 3/15/42		2,100	2,142,745
Intelsat Jackson Holdings SA, 11.25%, 6/15/16		261	274,702
Intelsat Luxembourg SA:
11.25%, 2/04/17		750	787,500
11.50%, 2/04/17 (f)		415	435,750
Interactive Data Corp., 10.25%, 8/01/18		1,330	1,499,575
NBC Universal Media LLC:
5.15%, 4/30/20		1,983	2,340,420
4.38%, 4/01/21		1,015	1,145,763
The New York Times Co., 6.63%, 12/15/16		1,800	1,953,000
News America, Inc., 7.63%, 11/30/28		385	490,562
Omnicom Group, Inc., 3.63%, 5/01/22		2,355	2,469,022
TCI Communications, Inc., 7.88%, 2/15/26		610	856,883
Time Warner Cable, Inc.:
7.30%, 7/01/38		930	1,269,028
5.88%, 11/15/40		465	551,719
5.50%, 9/01/41		920	1,041,084

Corporate Bonds	Par (000)		Value
Media (concluded)
Time Warner, Inc.:
4.70%, 1/15/21	USD	350	$401,432
6.10%, 7/15/40		215	262,355
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (a)		2,822	3,054,815
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		525	572,250
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	263	353,130
			36,474,701
Metals & Mining — 3.6%
Alcoa, Inc., 5.40%, 4/15/21	USD	1,450	1,497,052
Barrick Gold Corp., 2.90%, 5/30/16		1,690	1,778,590
Corp. Nacional del Cobre de Chile, 3.00%, 7/17/22 (a)(d)		1,565	1,572,689
Falconbridge Ltd., 6.20%, 6/15/35		1,250	1,342,866
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		540	536,471
New Gold, Inc., 7.00%, 4/15/20 (a)		105	110,513
New World Resources NV, 7.88%, 5/01/18	EUR	215	269,075
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (a)	USD	475	492,688
Novelis, Inc., 8.75%, 12/15/20		4,120	4,604,100
Teck Resources Ltd., 5.38%, 10/01/15		2,359	2,593,145
			14,797,189
Oil, Gas & Consumable Fuels — 10.1%
Access Midstream Partners LP, 6.13%, 7/15/22		400	415,000
Anadarko Petroleum Corp., 5.95%, 9/15/16		1,916	2,215,632
BP Capital Markets Plc, 3.13%, 10/01/15 (d)		330	352,977
Burlington Resources Finance Co., 7.40%, 12/01/31 (d)		875	1,268,935
Cenovus Energy, Inc., 6.75%, 11/15/39		750	1,006,300
ConocoPhillips Canada Funding Co., 5.95%,
10/15/36 (d)		535	705,668
Continental Resources, Inc., 5.00%, 9/15/22		580	606,100
Crosstex Energy LP, 8.88%, 2/15/18		130	138,775
Devon Energy Corp., 7.95%, 4/15/32		625	930,858
El Paso Natural Gas Co., LLC, 8.38%, 6/15/32		275	385,590
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		240	282,929
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17		540	602,100
Enterprise Products Operating LLC:
4.05%, 2/15/22		1,250	1,364,512
6.13%, 10/15/39		700	831,755
5.95%, 2/01/41		500	592,378
Series L, 6.30%, 9/15/17		575	695,825
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		505	674,554
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		1,300	1,546,067
6.50%, 9/01/39		3,000	3,598,422
6.55%, 9/15/40		110	133,704
6.38%, 3/01/41		150	180,703
5.00%, 8/15/42		500	514,300
Linn Energy LLC, 6.25%, 11/01/19 (a)		590	582,625
Marathon Petroleum Corp., 6.50%, 3/01/41		997	1,216,325
MarkWest Energy Partners LP, 5.50%, 2/15/23		160	163,600
MidAmerican Energy Co., 5.80%, 10/15/36		700	924,140
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		800	1,034,760
6.50%, 9/15/37		1,900	2,592,064
Newfield Exploration Co., 5.63%, 7/01/24		850	922,250
Nexen, Inc., 7.50%, 7/30/39		1,000	1,400,190
Offshore Group Investment Ltd., 11.50%, 8/01/15 (a)		360	397,800
Petrobras International Finance Co.:
3.88%, 1/27/16		1,340	1,406,846
5.75%, 1/20/20		1,725	1,943,916

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Pioneer Natural Resources Co., 3.95%, 7/15/22	USD	350	$364,140
Premier Oil Plc, 5.00%, 6/09/18		1,900	1,957,000
Range Resources Corp., 5.75%, 6/01/21		935	994,606
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16		890	952,300
SandRidge Energy, Inc. (a):
7.50%, 3/15/21		275	278,438
7.50%, 2/15/23		230	231,150
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17		1,040	1,276,522
Western Gas Partners LP, 5.38%, 6/01/21		710	788,547
The Williams Cos., Inc., Series A, 7.50%, 1/15/31		2,500	3,134,485
			41,604,788
Paper & Forest Products — 1.1%
Boise Paper Holdings LLC:
9.00%, 11/01/17		180	199,350
8.00%, 4/01/20		155	171,275
Clearwater Paper Corp., 10.63%, 6/15/16		620	692,850
Domtar Corp., 6.25%, 9/01/42		2,000	2,067,086
International Paper Co.:
7.50%, 8/15/21		75	97,579
4.75%, 2/15/22		420	472,491
6.00%, 11/15/41		435	518,358
NewPage Corp., 11.38%, 12/31/14 (c)(i)		430	291,325
			4,510,314
Pharmaceuticals — 0.2%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	200	281,118
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (a)	USD	520	579,800
			860,918
Real Estate Investment Trusts (REITs) — 0.6%
Simon Property Group LP, 4.75%, 3/15/42		835	919,518
Ventas Realty LP/Ventas Capital Corp., 4.75%,
6/01/21		275	301,910
Vornado Realty LP, 5.00%, 1/15/22		1,185	1,294,881
			2,516,309
Real Estate Management & Development — 0.6%
Punch Taverns Finance Plc, Series A2R, 6.82%, 7/15/20	GBP	739	1,091,578
Realogy Corp. (a)(d):
7.88%, 2/15/19	USD	374	385,220
7.63%, 1/15/20		520	566,800
WEA Finance LLC, 4.63%, 5/10/21 (a)		305	331,379
			2,374,977
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		950	1,177,384
Florida East Coast Railway Corp., 8.13%, 2/01/17		490	514,500
The Hertz Corp., 7.38%, 1/15/21		545	592,688
			2,284,572
Semiconductors & Semiconductor
Equipment — 0.1%
Spansion LLC, 7.88%, 11/15/17		390	380,250
Software — 0.5%
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		885	904,912
Oracle Corp., 5.38%, 7/15/40 (d)		775	993,561
			1,898,473

Corporate Bonds	Par (000)		Value
Specialty Retail — 0.5%
The Home Depot, Inc., 5.88%, 12/16/36	USD	830	$1,105,109
QVC, Inc. (a):
7.50%, 10/01/19		85	94,181
7.38%, 10/15/20		35	39,000
5.13%, 7/02/22		965	1,011,458
			2,249,748
Thrifts & Mortgage Finance — 0.2%
Radian Group, Inc., 5.38%, 6/15/15		1,400	1,053,500
Tobacco — 0.9%
Altria Group, Inc.:
9.95%, 11/10/38		800	1,366,269
10.20%, 2/06/39		1,388	2,419,040
			3,785,309
Wireless Telecommunication Services — 2.0%
America Movil SAB de CV, 2.38%, 9/08/16		795	825,533
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		1,560	1,844,996
Digicel Group Ltd. (a):
9.13%, 1/15/15		560	565,600
8.25%, 9/01/17		150	159,000
MetroPCS Wireless, Inc., 6.63%, 11/15/20		750	776,250
Rogers Communications, Inc., 7.50%, 8/15/38		1,150	1,668,734
SBA Tower Trust, 5.10%, 4/17/17 (a)		360	401,457
Sprint Capital Corp., 6.88%, 11/15/28		595	538,475
Sprint Nextel Corp. (a):
9.00%, 11/15/18		530	625,400
7.00%, 3/01/20		770	843,150
			8,248,595
Total Corporate Bonds — 77.0%			316,776,637

Foreign Agency Obligations
Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20	EUR	3,290	4,910,866
Hydro-Quebec, 9.40%, 2/01/21 (d)	USD	390	587,925
Italy Government International Bond, 5.38%, 6/15/33		455	410,637
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13 (d)		660	665,874
Total Foreign Agency Obligations — 1.6%			6,575,302

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.7%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		1,048	870,264
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1, 5.35%, 11/25/34 (b)		358	323,844
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,444	1,234,452
Series 2006-OA21, Class A1, 0.43%, 3/20/47 (b)		788	432,579
Series 2007-HY4, Class 4A1, 5.18%, 6/25/47		771	569,288
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA5, Class 2A1, 0.44%, 4/25/46 (b)		321	192,889
Series 2007-10, Class A22, 6.00%, 7/25/37		612	507,650
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-12, Class 6A1, 6.00%, 1/25/36		799	629,417
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.62%, 7/27/36 (a)(b)		1,254	1,217,173

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	25

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.08%, 6/19/35 (b)	USD	1,038	$1,026,395
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		576	535,706
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		721	657,467
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.42%, 12/25/36 (b)		599	414,442
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		874	729,924
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 8/25/36		290	269,881
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.94%, 5/25/36 (b)		672	465,401
Monastery BV, Series 2004-I, Class A2, 1.00%, 3/17/37 (b)	EUR	1,020	986,507
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A21, 6.00%, 7/25/37	USD	48	45,962
			11,109,241
Commercial Mortgage-Backed Securities — 12.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A4:
Series 2007-1, 5.45%, 1/15/49		500	572,826
Series 2007-2, 5.80%, 4/10/49 (b)		750	869,145
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		800	885,825
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.26%, 12/10/49 (b)		1,370	1,622,732
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,093	1,147,290
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM, 5.96%, 6/10/46 (b)		1,750	1,851,882
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		705	698,888
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 6.01%, 6/15/38 (b)		1,000	1,080,596
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,750	1,780,426
Series 2010-RR2, Class 2A, 5.96%, 9/15/39 (a)(b)		1,010	1,144,527
DBRR Trust, Series 2011-C32, Class A3A, 5.93%, 6/17/49 (a)(b)		365	419,450
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		484	487,693
Class B, 4.22%, 11/05/27		2,000	2,027,044
Class D, 5.50%, 11/05/27		210	213,237
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2, 4.93%, 7/10/39		662	663,476
Greenwich Capital Commercial Funding Corp., Class A4:
Series 2006-GG7, 6.07%, 7/10/38 (b)		1,165	1,344,863
Series 2007-GG9, 5.44%, 3/10/39		2,190	2,478,890
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.98%, 8/10/45 (b)		435	492,110
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		2,276	2,348,267
Series 2004-LN2, Class A2, 5.12%, 7/15/41		820	870,986
Series 2006-CB14, Class AM, 5.64%, 12/12/44 (b)		330	340,388
Series 2006-CB16, Class AJ, 5.62%, 5/12/45		730	622,873

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
LB-UBS Commercial Mortgage Trust (b):
Series 2004-C8, Class C, 4.93%, 12/15/39	USD	1,385	$1,461,171
Series 2007-C6, Class A4, 5.86%, 7/15/40		5,201	6,077,072
Series 2007-C7, Class A3, 5.87%, 9/15/45		1,460	1,722,822
Merrill Lynch Mortgage Trust (b):
Series 2004-BPC1, Class A3, 4.47%, 10/12/41		15	15,280
Series 2004-KEY2, Class A4, 4.86%, 8/12/39		1,000	1,079,590
Morgan Stanley Capital I:
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		1,000	1,059,938
Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (b)		4,000	4,593,504
Series 2007-XLC1, Class A2, 0.56%, 7/17/17		544	511,457
Morgan Stanley Re-Remic Trust, Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		831	837,156
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48		4,391	4,402,438
Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		2,185	2,542,977
WF-RBS Commercial Mortgage Trust, Class 2012-C8, Class B:
4.31%, 8/15/45		695	701,935
5.04%, 8/15/45 (b)		895	872,924
			49,841,678
Interest Only Commercial Mortgage-Backed Securities — 1.0%
Morgan Stanley Bank of America Merrill Lynch Trust, 2.10%, 8/15/45 (a)(b)		15,945	1,808,282
Morgan Stanley Capital I, Series 2012-C4, Class XA, 2.89%, 3/15/45 (a)(b)		9,617	1,418,400
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA, 2.42%, 8/15/45 (a)(b)		6,100	833,138
			4,059,820
Total Non-Agency Mortgage-Backed Securities — 15.8%			65,010,739

Preferred Securities
Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.47%, 6/01/77 (b)		70	50,003
Commercial Banks — 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		505	505,000
Consumer Finance — 0.2%
Capital One Capital V, 10.25%, 8/15/39		200	206,000
Capital One Capital VI, 8.88%, 5/15/40		690	706,047
			912,047
Insurance — 1.6%
The Allstate Corp., 6.50%, 5/15/67 (b)		1,950	2,045,063
American International Group, Inc., 8.18%, 5/15/68 (b)		195	232,781
Lincoln National Corp., 6.05%, 4/20/67 (b)		675	651,375
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		640	748,800
MetLife, Inc., 6.40%, 12/15/66		1,000	1,063,398
Swiss Re Capital I LP, 6.85% (a)(b)(h)		1,060	1,049,400
XL Group Plc, Series E, 6.50% (b)(h)		815	742,669
			6,533,486
Total Capital Trusts — 2.0%			8,000,536

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Preferred Stocks — 1.0%	Shares		Value
Commercial Banks — 1.0%
US Bancorp, 6.00% (b)		150,000	$4,156,500

Trust Preferreds — 0.1%
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		14,773	404,773
Total Preferred Securities — 3.1%			12,561,809

Taxable Municipal Bonds	Par (000)
City of Detroit Michigan Capital Improvement, GO, Taxable Capital Improvement, Limited Tax, Series A-2, 8.00%, 4/01/14	USD	1,525	1,454,957
District of Columbia, Refunding RB, Howard University, Series B, 7.63%, 10/01/35		1,000	1,246,860
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		950	1,304,264
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,275	1,714,888
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		625	942,344
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, 7.06%, 4/01/57		1,000	1,085,470
New York City Municipal Water Finance Authority, RB, 5.72%, 6/15/42		700	949,711
New York City Municipal Water Finance Authority, Refunding RB:
5.38%, 6/15/43		385	451,028
5.50%, 6/15/43		465	551,983
New York State Dormitory Authority, RB:
5.63%, 3/15/39		550	696,789
5.60%, 3/15/40		950	1,224,958
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		385	497,940
State of California, GO, Build America Bonds:
7.63%, 3/01/40		860	1,168,043
Various Purpose, 7.55%, 4/01/39		140	188,601
State of Illinois, GO, Taxable-Pension, 5.10%, 6/01/33		1,000	968,960
University of California, RB, Build America Bonds, 5.95%, 5/15/45		445	560,696
Total Taxable Municipal Bonds — 3.7%			15,007,492

US Government Sponsored Agency Securities
Agency Obligations — 3.3%
Fannie Mae:
1.94%, 10/09/19 (d)(j)		7,055	6,149,336
5.63%, 7/15/37 (k)		775	1,129,897
Federal Home Loan Bank (d):
5.25%, 12/09/22		675	877,298
5.37%, 9/09/24		1,075	1,414,746
Resolution Funding Corp. (j):
1.18%, 7/15/18		525	489,816
1.23%, 10/15/18		525	486,906
Tennessee Valley Authority, 5.25%, 9/15/39 (d)		2,355	3,127,704
			13,675,703

US Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations — 0.6%
Fannie Mae Mortgage-Backed Securities, Series 2005-5, Class PK, 5.00%, 12/25/34	USD	582	$627,109
FHLMC Multifamily Structured Pass-Through Certificates, Series K013, Class A2, 3.97%, 1/25/21 (l)		940	1,080,113
Freddie Mac Mortgage-Backed Securities, Series 2825, Class VP, 5.50%, 6/15/15		546	571,944
			2,279,166
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Mortgage-Backed Securities, Series K706, Class C, 4.16%, 11/25/44 (a)(b)		165	152,848
Federal Deposit Insurance Corporation Guaranteed — 0.1%
General Electric Capital Corp., 2.13%, 12/21/12 (d)		515	517,962
Interest Only Collateralized Mortgage Obligations — 3.0%
Fannie Mae Mortgage-Backed Securities:
Series 2003-80, Class DI, 5.50%, 10/25/31		4,942	297,781
Series 2010-126, Class UI, 5.50%, 10/25/40		5,923	945,726
Series 2012-47, Class NI, 4.50%, 4/25/42		6,127	1,238,668
Series 2012-96, Class DI, 4.00%, 2/25/27		10,000	1,005,358
Series 2012-M9, Class X1, 4.25%, 12/25/17 (b)		13,340	2,359,326
Series K707, Class X1, 1.70%, 12/25/18 (b)		2,508	205,043
Freddie Mac Mortgage-Backed Securities:
Series 2579, Class HI, 5.00%, 8/15/17		102	1,024
Series 2611, Class QI, 5.50%, 9/15/32		1,546	176,697
Series K710, Class X1, 1.92%, 5/25/19 (b)		8,653	840,188
Ginnie Mae Mortgage-Backed Securities (b):
Series 2009-78, Class SD, 5.96%, 9/20/32		7,783	1,515,737
Series 2011-52, Class NS, 6.43%, 4/16/41		21,186	3,759,998
			12,345,546
Mortgage-Backed Securities — 12.9%
Fannie Mae Mortgage-Backed Securities:
3.00%, 9/15/42 (m)		16,300	16,908,704
3.50%, 3/01/42 (d)		1,443	1,530,581
4.00%, 12/01/41 (d)		5,094	5,468,815
4.50%, 7/01/41 (d)		6,883	7,483,245
5.00%, 8/01/34 (d)		5,001	5,501,982
5.50%, 6/01/38 (d)		3,453	3,806,851
6.00%, 12/01/38 – 9/15/42 (d)(m)		10,404	11,470,775
Freddie Mac Mortgage-Backed Securities, 6.00%, 2/01/13 – 12/01/18 (d)		540	580,677
Ginnie Mae Mortgage-Backed Securities, 5.50%, 8/15/33		85	95,652
			52,847,282
Total US Government Sponsored Agency Securities — 19.9%			81,818,507

US Treasury Obligations
US Treasury Bonds (d):
8.13%, 8/15/21		1,550	2,442,825
6.25%, 8/15/23		5,085	7,439,197
3.50%, 2/15/39		330	388,988
4.25%, 5/15/39		6,045	8,035,129
4.38%, 5/15/40		6,375	8,655,057
4.75%, 2/15/41		1,630	2,344,144
4.38%, 5/15/41		800	1,088,125
3.13%, 11/15/41		20,915	22,921,543
3.13%, 2/15/42		6,268	6,862,482
3.00%, 5/15/42		2,730	2,915,555
2.75%, 8/15/42		10,900	11,046,474

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	27

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)		Value
US Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (d)	USD	4,270	$4,658,648
US Treasury Notes:
0.63%, 1/31/13 (k)		200	200,398
2.25%, 7/31/18 (d)		2,495	2,705,516
2.63%, 8/15/20 (d)		1,105	1,225,427
2.00%, 2/15/22 (d)		3,831	4,006,989
1.75%, 5/15/22		156	159,169
Total US Treasury Obligations — 21.2%			87,095,666

Warrants (n)	Shares
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)		90	—
Total Long-Term Investments (Cost — $572,224,278) — 149.1%			612,917,442

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (o)(p)		534,025	534,025
Total Short-Term Securities (Cost — $534,025) — 0.1%			534,025

Options Purchased	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.0%
Receive a fixed rate of 1.10% and pay a floating rate based on 3-month LIBOR, Expires 7/31/13, Broker JPMorgan Chase & Co.	USD	13,500	160,273
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Pay a fixed rate of 3.50% and receive a floating rate based on a 6-month EURIBOR, Expires 11/08/12, Broker Citigroup, Inc.	EUR	4,000	296
Pay a fixed rate of 2.08% and receive a floating rate based on a 3-month LIBOR, Expires 3/26/13, Broker JPMorgan Chase & Co.	USD	45,300	31,932
Pay a fixed rate of 3.25% and receive a floating rate based on a 3-month LIBOR, Expires 6/03/13, Broker JPMorgan Chase & Co.		1,200	24,257
Pay a fixed rate of 3.75% and receive a floating rate based on a 3-month LIBOR, Expires 6/03/13, Broker JPMorgan Chase & Co.		2,400	18,246
Pay a fixed rate of 4.25% and receive a floating rate based on a 3-month LIBOR, Expires 6/03/13, Broker JPMorgan Chase & Co.		4,800	13,214
Pay a fixed rate of 1.50% and receive a floating rate based on a 3-month LIBOR, Expires 7/11/13, Broker JPMorgan Chase & Co.		15,500	78,385
Pay a fixed rate of 1.50% and receive a floating rate based on a 3-month LIBOR, Expires 7/19/13, Broker Deutsche Bank AG		9,700	51,259

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Interest Rate Put Swaptions (concluded)
Pay a fixed rate of 1.10% and receive a floating rate based on a 3-month LIBOR, Expires 7/31/13, Broker JPMorgan Chase & Co.	USD	13,500	$144,667
Pay a fixed rate of 4.50% and receive a floating rate based on a 3-month LIBOR, Expires 3/16/17, Broker Deutsche Bank AG		6,300	164,038
			526,294

	Contracts
Over-the-Counter Put Options — 0.1%
S&P 500 Index, Strike Price USD 1,375.00, Expires 10/19/12, Broker Deutsche Bank AG		12,000	271,612
Total Options Purchased (Cost — $1,881,745) — 0.2%			958,179
Total Investments Before Options Written (Cost — $574,640,048) — 149.4%			614,409,646

Options Written		Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — (1.3)%
Pay a fixed rate of 2.00% and receive a floating rate based on 3-month LIBOR, Expires 8/28/13, Broker Royal Bank of Scotland Plc	USD	14,000	(484,456)
Pay a fixed rate of 2.09% and receive a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG		4,200	(194,058)
Pay a fixed rate of 2.06% and receive a floating rate based on 3-month LIBOR, Expires 4/09/14, Broker JPMorgan Chase & Co.		16,100	(679,236)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Deutsche Bank AG		9,700	(172,502)
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Deutsche Bank AG		9,300	(101,092)
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker BNP Paribas SA		30,300	(329,364)
Pay a fixed rate of 1.20% and receive a floating rate based on 3-month LIBOR, Expires 6/18/14, Broker Deutsche Bank AG		12,500	(150,301)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.		9,000	(68,623)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker JPMorgan Chase & Co.		15,500	(118,184)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/21/14, Broker Deutsche Bank AG		9,700	(73,920)
Pay a fixed rate of 1.48% and receive a floating rate based on 3-month LIBOR, Expires 7/31/14, Broker JPMorgan Chase & Co.		10,000	(191,236)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 8/01/14, Broker Deutsche Bank AG		9,700	(73,630)

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Interest Rate Call Swaptions (concluded)
Pay a fixed rate of 3.65% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.	USD	1,100	$(119,428)
Pay a fixed rate of 3.53% and receive a floating rate based on 3-month LIBOR, Expires 3/30/17, Broker Deutsche Bank AG		15,000	(1,522,874)
Pay a fixed rate of 3.60% and receive a floating rate based on 3-month LIBOR, Expires 4/03/17, Broker Goldman Sachs & Co.		8,200	(866,884)
			(5,145,788)
Over-the-Counter Interest Rate Put Swaptions — (0.8)%
Receive a fixed rate of 1.59% and pay a floating rate based on 3-month LIBOR, Expires 11/30/12, Broker JPMorgan Chase & Co.		11,200	(4,472)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 8/28/13, Broker Royal Bank of Scotland Plc		14,000	(407,736)
Receive a fixed rate of 2.09% and pay a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG		4,200	(21,801)
Receive a fixed rate of 2.06% and pay a floating rate based on 3-month LIBOR, Expires 4/09/14, Broker JPMorgan Chase & Co.		16,100	(125,195)
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Deutsche Bank AG		9,700	(59,650)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker BNP Paribas SA		30,300	(263,713)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Deutsche Bank AG		9,300	(80,942)
Receive a fixed rate of 2.20% and pay a floating rate based on 3-month LIBOR, Expires 6/18/14, Broker Deutsche Bank AG		12,500	(107,030)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.		9,000	(100,247)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker JPMorgan Chase & Co.		15,500	(172,648)
Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR, Expires 7/16/14, Broker Deutsche Bank AG		24,800	(292,925)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/21/14, Broker Deutsche Bank AG		9,700	(110,702)
Receive a fixed rate of 1.48% and pay a floating rate based on 3-month LIBOR, Expires 7/31/14, Broker JPMorgan Chase & Co.		10,000	(193,489)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 8/01/14, Broker JPMorgan Chase & Co.		11,200	(132,625)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 8/01/14, Broker Deutsche Bank AG		9,700	(114,863)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/16/17, Broker Deutsche Bank AG		12,600	(159,697)
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		1,100	(46,198)

Options Written	Notional Amount (000)		Value
Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 3.53% and pay a floating rate based on 3-month LIBOR, Expires 3/30/17, Broker Deutsche Bank AG	USD	15,000	$(673,874)
Receive a fixed rate of 3.60% and pay a floating rate based on 3-month LIBOR, Expires 4/03/17, Broker Goldman Sachs Group, Inc.		8,200	(354,828)
			(3,422,635)

		Contracts
Over-the-Counter Put Options — (0.0)%
S&P 500 Index, Strike Price USD 1,325.00, Expires 10/19/12, Broker Deutsche Bank AG		9,500	(114,598)
Total Options Written (Premiums Received — $8,732,899) — (2.1)%			(8,683,021)
Total Investments, Net of Options Written — 147.3%			605,726,625
Liabilities in Excess of Other Assets — (47.3)%			(194,590,782)
Net Assets — 100.0%			$411,135,843

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(l)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(m)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	$4,186,680	$(1,930)
Deutsche Bank AG	$3,966,328	$(422)
Goldman Sachs Group, Inc.	$16,908,704	$2,548

(n)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	29

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

(o)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,711,687	(4,177,662)	534,025	$3,361

(p)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of August 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	(1.25)%	2/02/12	Open	$440,700	$437,471
BNP Paribas	0.18%	4/18/12	Open	1,192,019	1,192,823
Securities Corp.
Deutsche Bank	0.11%	4/24/12	Open	2,186,238	2,187,099
Securities
Deutsche Bank	0.12%	4/24/12	Open	2,672,769	2,673,918
Securities
UBS Securities LLC	(0.25)%	4/26/12	Open	488,725	488,294
Bank of America	0.22%	5/07/12	Open	863,156	863,768
Merrill Lynch
Deutsche Bank	0.21%	5/07/12	Open	5,688,094	5,691,943
Securities
BNP Paribas	0.19%	5/09/12	Open	367,950	368,171
Securities Corp.
BNP Paribas	0.18%	5/09/12	Open	1,039,000	1,039,592
Securities Corp.
UBS Securities LLC	0.28%	5/10/12	Open	3,492,650	3,495,720
Bank of America	0.25%	6/05/12	Open	1,431,094	1,431,958
Merrill Lynch
BNP Paribas	0.23%	6/05/12	Open	23,163,363	23,176,237
Securities Corp.
UBS Securities LLC	0.32%	6/06/12	Open	13,803,750	13,814,302
Credit Suisse	0.30%	6/20/12	Open	793,406	793,882
Securities (USA) LLC	0.23%	6/20/12	Open	549,050	549,303
Credit Suisse
Securities (USA) LLC
UBS Securities LLC	0.32%	6/29/12	Open	2,488,625	2,490,019
Deutsche Bank	(2.00)%	7/02/12	Open	320,705	319,636
Securities
BNP Paribas	0.17%	7/18/12	Open	7,051,500	7,052,965
Securities Corp.
Credit Suisse	0.23%	7/25/12	Open	3,161,588	3,162,335
Securities (USA) LLC
Credit Suisse	0.21%	7/25/12	Open	2,528,438	2,528,983
Securities (USA) LLC

Reverse repurchase agreements outstanding as of August 31, 2012 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Bank of America	0.18%	7/26/12	Open	$22,098,513	$22,102,490
Merrill Lynch
Bank of America	0.17%	7/26/12	Open	7,671,994	7,673,298
Merrill Lynch
UBS Securities LLC	0.33%	7/30/12	Open	2,888,174	2,889,023
UBS Securities LLC	0.34%	7/31/12	Open	1,496,275	1,496,713
UBS Securities LLC	0.35%	7/31/12	Open	883,125	883,391
Credit Suisse	0.35%	8/02/12	Open	5,138,813	5,140,261
Securities (USA) LLC
Morgan Stanley &	0.10%	8/02/12	Open	1,165,443	1,165,537
Co. International
Credit Suisse	0.14%	8/07/12	Open	4,032,128	4,032,504
Securities (USA) LLC
UBS Securities LLC	0.34%	8/07/12	Open	3,425,000	3,425,776
Credit Suisse	0.35%	8/08/12	Open	1,504,356	1,504,693
Securities (USA) LLC
Barclays Capital, Inc.	0.35%	8/09/12	Open	4,342,543	4,343,474
Credit Suisse	0.35%	8/09/12	Open	1,718,681	1,719,049
Securities (USA) LLC
Credit Suisse	0.31%	8/10/12	9/13/12	26,404,388	26,409,162
Securities (USA) LLC
UBS Securities LLC	0.34%	8/13/12	Open	2,869,999	2,870,489
Credit Suisse	0.35%	8/15/12	Open	1,648,500	1,648,756
Securities (USA) LLC
Credit Suisse	0.35%	8/16/12	Open	818,125	818,244
Securities (USA) LLC
Credit Suisse	0.35%	8/17/12	Open	1,509,093	1,509,299
Securities (USA) LLC
Barclays Capital, Inc.	0.35%	8/21/12	Open	5,635,800	5,636,348
BNP Paribas	0.11%	8/21/12	Open	2,791,425	2,791,510
Securities Corp.
BNP Paribas	0.17%	8/30/12	9/04/12	10,913,625	10,913,677
Securities Corp.
Total				$182,678,820	$182,732,113

•	Financial futures contracts purchased as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
272	30-Year US Treasury Bond	Chicago Board of Trade	December 2012	USD	41,182,500	$459,745
79	5-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	9,848,461	46,786
22	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2012	USD	3,718,000	41,724
Total						$548,255

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Financial futures contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
15	90-Day	Chicago	September	USD	3,735,375	$(1,126)
	Euro-Dollar	Mercantile	2012
15	90-Day	Chicago	December	USD	3,736,688	(2,926)
	Euro-Dollar	Mercantile	2012
348	10-Year US	Chicago Board	December	USD	46,534,125	(390,884)
	Treasury Note	of Trade	2012
438	2-Year US	Chicago Board	December	USD	96,613,219	(88,427)
	Treasury Note	of Trade	2012
15	90-Day	Chicago	March 2013	USD	3,736,688	(3,788)
	Euro-Dollar	Mercantile
12	90-Day	Chicago	June 2013	USD	2,989,050	(2,130)
	Euro-Dollar	Mercantile
12	90-Day	Chicago	September	USD	2,988,600	(5,559)
	Euro-Dollar	Mercantile	2013
16	90-Day	Chicago	December	USD	3,983,800	(11,342)
	Euro-Dollar	Mercantile	2013
12	90-Day	Chicago	March 2014	USD	2,987,100	(7,854)
	Euro-Dollar	Mercantile
9	90-Day	Chicago	June 2014	USD	2,239,537	(4,335)
	Euro-Dollar	Mercantile
9	90-Day	Chicago	September	USD	2,238,637	(8,112)
	Euro-Dollar	Mercantile	2014
9	90-Day	Chicago	December	USD	2,237,287	(9,286)
	Euro-Dollar	Mercantile	2014
49	90-Day	Chicago	March 2015	USD	12,174,663	(61,708)
	Euro-Dollar	Mercantile
40	90-Day	Chicago	June 2015	USD	9,931,000	(52,784)
	Euro-Dollar	Mercantile
40	90-Day	Chicago	September	USD	9,920,500	(61,610)
	Euro-Dollar	Mercantile	2015
40	90-Day	Chicago	December	USD	9,907,000	(63,110)
	Euro-Dollar	Mercantile	2015
Total						$(774,981)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	270,581	USD	425,000	Deutsche Bank AG	10/17/12	$4,578
USD	918,184	GBP	588,000	Credit Suisse Group AG	10/17/12	(15,332)
USD	2,726,780	GBP	1,756,500	UBS AG	10/17/12	(61,862)
EUR	428,025	USD	526,000	UBS AG	10/22/12	12,643
USD	10,490,269	EUR	8,556,500	Citigroup, Inc.	10/22/12	(277,561)
Total						$(337,534)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Radian	5.00%	Citigroup, Inc.	6/20/15	USD	1,400	$232,792
Group, Inc.
The New York	1.00%	Barclays Plc	12/20/16	USD	1,800	(5,281)
Times Co.
DE Master	1.00%	JPMorgan	3/20/17	USD	202	(3,942)
Blenders, Inc.		Chase & Co.
Hillshire	1.00%	JPMorgan	3/20/17	USD	202	7,330
Brands Co.		Chase & Co.
XL Group Plc	1.00%	JPMorgan	6/20/17	USD	1,600	(26,877)
		Chase & Co.
Australia &	1.00%	Deutsche Bank AG	9/20/17	USD	1,023	(4,797)
New Zealand
Banking Group Ltd.
Commonwealth	1.00%	Deutsche Bank AG	9/20/17	USD	2,000	(9,400)
Bank of Australia
National Australia	1.00%	Deutsche Bank AG	9/20/17	USD	2,000	(6,587)
Bank Ltd.
Westpac	1.00%	Deutsche Bank AG	9/20/17	USD	1,023	(6,203)
Banking Corp.
Total						$177,035

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
MetLife, Inc.	1.00%	Credit Suisse	9/20/16	A–	USD	535	$19,275
		Group AG
MetLife, Inc.	1.00%	Deutsche	9/20/16	A–	USD	730	21,665
		Bank AG
MetLife, Inc.	1.00%	Goldman Sachs	9/20/16	A–	USD	500	13,927
		Group, Inc.
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A–	USD	275	5,819
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A–	USD	900	25,526
MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A–	USD	298	5,859
MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A–	USD	285	7,115
Total							$99,186

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	31

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Credit default swaps on traded indexes — sold protection outstanding as of August 31, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Markit CMBX	0.08%	Morgan Stanley	12/13/49	A+	USD 525	$27,769
North America
AAA Index Series 3

Markit CMBX	0.35%	Morgan Stanley	2/17/51	A–	USD 525	24,418
North America
AAA Index Series 4
Total						$52,187

	[1]	Using S&P’s rating of the underlying securities.

	[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of August 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[3]	3-month CBA	JPMorgan Chase & Co.	6/25/14	CAD	29,600	$(54,648)
1.27%[3]	3-month CBA	Deutsche Bank AG	7/03/14	CAD	13,600	(24,083)
1.33%[3]	3-month CBA	Deutsche Bank AG	7/05/14	CAD	13,600	(15,890)
1.22%[3]	3-month CBA	Deutsche Bank AG	7/09/14	CAD	13,600	(30,755)
1.24%[3]	3-month CBA	Deutsche Bank AG	7/11/14	CAD	13,600	(28,174)
1.66%[4]	3-month CBA	JPMorgan Chase & Co.	6/25/16	CAD	15,000	15,752
1.64%[4]	3-month CBA	Deutsche Bank AG	7/03/16	CAD	13,600	19,878
1.70%[4]	3-month CBA	Deutsche Bank AG	7/05/16	CAD	13,600	4,354
0.87%[4]	3-month LIBOR	Royal Bank of Scotland Group Plc	7/31/17	USD	4,000	(22,137)
1.74%[3]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	1,000	38,661
1.20%[3]	3-month LIBOR	JPMorgan Chase & Co.	8/30/18	USD	7,900	35,996
1.51%[3]	3-month LIBOR	Deutsche Bank AG	7/13/19	USD	5,900	14,969
3.27%[4]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	910	(134,713)
2.08%[3]	3-month LIBOR	Morgan Stanley	4/26/22	USD	6,400	268,975
2.04%[3]	3-month LIBOR	Morgan Stanley	5/04/22	USD	11,500	434,771
1.94%[3]	3-month LIBOR	Citigroup, Inc.	5/16/22	USD	500	13,952
1.89%[3]	6-month EURIBOR	Citigroup, Inc.	6/27/22	EUR	1,800	38,016
1.60%[3]	3-month LIBOR	Credit Suisse Group AG	8/02/22	USD	2,500	(14,472)
1.61%[3]	3-month LIBOR	Deutsche Bank AG	8/06/22	USD	1,700	(8,139)
1.74%[4]	3-month LIBOR	Credit Suisse Group AG	8/07/22	USD	6,000	(42,635)
1.79%[4]	3-month LIBOR	Credit Suisse Group AG	8/10/22	USD	1,000	(11,721)
1.91%[3]	3-month LIBOR	Deutsche Bank AG	8/21/22	USD	3,900	90,759
1.93%[4]	3-month LIBOR	JPMorgan Chase & Co.	8/21/22	USD	2,000	(48,609)
2.58%[4]	6-month EURIBOR	Deutsche Bank AG	11/11/41	EUR	350	(37,911)
2.68%[4]	6-month EURIBOR	Deutsche Bank AG	11/18/41	EUR	745	(101,624)
3.07%[4]	3-month LIBOR	Barclays Plc	3/21/42	USD	8,200	(1,060,280)

Interest rate swaps outstanding as of August 31, 2012 were as follows (concluded):

Fixed Rate	Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.15%[4]	6-month EURIBOR	Citigroup, Inc.	6/27/42	EUR	770	$8,297
2.41%[4]	3-month LIBOR	JPMorgan Chase & Co.	7/02/42	USD	3,400	51,292
2.48%[4]	3-month LIBOR	Deutsche Bank AG	7/05/42	USD	4,500	(7,362)
2.52%[4]	3-month LIBOR	Citigroup, Inc.	9/04/42	USD	5,100	(59,408)
2.52%[4]	3-month LIBOR	Goldman Sachs Group, Inc.	9/04/42	USD	5,100	(57,332)
Total						$(724,221)

	[3]	Trust pays the floating rate and receives the fixed rate.

	[4]	Trust pays the fixed rate and receives the floating rate.

•	Total return swaps outstanding as of August 31, 2012 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Change in Return	2.18%[5]	Bank of America Corp.	10/06/21	USD 1,880	$(43,272)
of the Consumer
Price Index for All
Urban Consumers

[5]	Trust pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$26,482,120	$1,505,315	$27,987,435
Common Stocks	$83,854	—	1	83,855
Corporate Bonds	—	311,551,829	5,224,808	316,776,637
Foreign Agency Obligations	—	6,575,302	—	6,575,302
Non-Agency
Mortgage-Backed
Securities	—	64,499,282	511,457	65,010,739
Preferred Securities	4,561,273	8,000,536	—	12,561,809
Taxable Municipal Bonds	—	15,007,492	—	15,007,492
US Government Sponsored Agency Securities	—	81,818,507	—	81,818,507
US Treasury Obligations	—	87,095,666	—	87,095,666
Short-Term Securities	534,025	—	—	534,025
Total	$5,179,152	$601,030,734	$7,241,581	$613,451,467

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$391,495	—	$391,495
Equity contracts	—	271,612	—	271,612
Foreign currency contracts	—	17,221	—	17,221
Interest rate contracts	$548,255	1,722,239	—	2,270,494
Liabilities:
Credit contracts	—	(63,087)	—	(63,087)
Equity contacts	—	(114,598)	—	(114,598)
Foreign currency contracts	—	(354,755)	—	(354,755)
Interest rate contracts	(774,981)	(10,328,316)	—	(11,103,297)
Other contracts	—	(43,272)	—	(43,272)
Total	$(226,726)	$(8,501,461)	—	$(8,728,187)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying or face value amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$340,000	—	—	$340,000
Foreign currency at value	1,439,246	—	—	1,439,246
Cash pledged as collateral for financial futures contracts	459,000	—	—	459,000
Cash pledged as collateral for reverse repurchase agreements	1,643,000	—	—	1,643,000
Cash pledged as collateral for swaps	7,390,000	—	—	7,390,000
Liabilities:
Cash received as collateral for swaps	—	$(1,200,000)	—	(1,200,000)
Cash received as collateral for reverse repurchase agreements	—	(590,475)	—	(590,475)
Reverse repurchase agreements	—	(182,678,820)	—	(182,678,820)
Total	$11,271,246	$(184,469,295)	—	$(173,198,049)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2012.

Certain of the Trust’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	33

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of August 31, 2011	$6,120,404	—	$5,241,393	$1,960,958	$191	$102,281	$77,670	$13,502,897
Transfers into Level 3[1]	—	$1,587	—	—	—	—	—	1,587
Transfers out of Level 3[2]	(4,220,428)	—	—	(352,670)	—	—	—	(4,573,098)
Accrued discounts/premiums	(374,117)	—	190	8,560	—	—	—	(365,367)
Net realized gain	19	—	17,863	45,558	—	—	—	63,440
Net change in unrealized appreciation/depreciation[3]	279,257	(1,586)	(109,425)	25,814	(191)	(102,281)	(77,670)	13,918
Purchases	—	—	126,787	566,548	—	—	—	693,335
Sales	(299,820)	—	(52,000)	(1,743,311)	—	—	—	(2,095,131)
Closing Balance, as of August 31, 2012	$1,505,315	$1	$5,224,808	$511,457	—	—	—	$7,241,581

[1]

As of August 31, 2011, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $1,587 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of August 31, 2011, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $4,573,098 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $188,535.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Liabilities:
Opening balance, as of August 31, 2011	$(941)
Transfers into Level 3[4]	—
Transfers out of Level 3[4]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[5]	941
Purchases	—
Issues[6]	—
Sales	—
Settlements[7]	—
Closing Balance, as of August 31, 2012	—

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $0.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments August 31, 2012	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 2.1%
Dana Holding Corp.	53,700	$733,542
Delphi Automotive Plc (a)	263,023	7,966,958
		8,700,500
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)	10,590	132,693
Capital Markets — 0.4%
American Capital Ltd. (a)	73,977	813,007
E*Trade Financial Corp. (a)	109,400	937,558
		1,750,565
Chemicals — 0.2%
ADA-ES, Inc. (a)	2,690	63,081
CF Industries Holdings, Inc.	1,530	316,725
Huntsman Corp.	20,750	298,385
		678,191
Commercial Banks — 0.2%
CIT Group, Inc. (a)	25,420	959,859
Communications Equipment — 0.3%
Loral Space & Communications Ltd.	19,132	1,404,671
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd.	330,305,058	2,190,253
Diversified Telecommunication Services — 0.2%
Level 3 Communications, Inc. (a)	33,620	724,511
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	109,685	329
Energy Equipment & Services — 1.1%
Laricina Energy Ltd. (a)	70,588	3,043,358
Osum Oil Sands Corp. (a)	120,000	1,521,684
		4,565,042
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd. (a)(b)(c)	113,632	14,772
Media — 2.3%
Belo Corp., Class A	32,921	240,323
Charter Communications, Inc. (a)	108,248	8,421,694
Clear Channel Outdoor Holdings, Inc., Class A	14,202	74,561
Cumulus Media, Inc., Class A	138,454	383,518
DISH Network Corp., Class A	8,770	280,552
		9,400,648
Metals & Mining — 0.1%
African Minerals Ltd. (a)	65,551	262,341
Oil, Gas & Consumable Fuels — 0.1%
African Petroleum Corp. Ltd. (a)	294,600	377,414
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)	181,600	397,926
Ainsworth Lumber Co. Ltd. (a)(d)	208,741	457,398
Western Forest Products, Inc. (a)	74,889	81,290
Western Forest Products, Inc. (a)	74,936	81,341
		1,017,955
Semiconductors & Semiconductor
Equipment — 0.3%
NXP Semiconductors NV (a)	8,000	186,560
Spansion, Inc., Class A (a)	94,583	1,081,084
SunPower Corp. (a)	200	896
		1,268,540
Software — 0.2%
Bankruptcy Management Solutions, Inc. (a)	737	7
HMH Holdings/EduMedia (a)	30,127	738,103
		738,110
Total Common Stocks — 8.2%		34,186,394

Corporate Bonds	Par (000)		Value
Aerospace & Defense — 0.7%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	340	$363,800
7.13%, 3/15/21		480	519,600
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,244	1,324,860
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (d)		590	533,860
			2,742,120
Air Freight & Logistics — 0.4%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		884	900,201
Series 2, 12.38%, 8/16/15		894	910,655
			1,810,856
Airlines — 1.5%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		1,614	1,710,740
Continental Airlines, Inc., Class B:
Series 1997-4, 6.90%, 7/02/18		50	49,590
Series 2010-1, 6.00%, 7/12/20		622	626,172
Delta Air Lines, Inc.:
Series 2002-1, Class G-1, 6.72%, 7/02/24		905	982,366
Series 2009-1 Series B, 9.75%, 6/17/18		267	288,049
Series 2010-1, Class B, 6.38%, 7/02/17		800	800,000
US Airways Pass-Through Trust, Class C:
Series 2011-1, 10.88%, 10/22/14		1,004	1,028,672
Series 2012-1, 9.13%, 10/01/15		670	683,400
			6,168,989
Auto Components — 2.1%
Dana Holding Corp., 6.75%, 2/15/21		660	711,150
Delphi Corp., 6.13%, 5/15/21		260	286,000
Icahn Enterprises LP, 8.00%, 1/15/18		4,815	5,127,975
IDQ Holdings, Inc., 11.50%, 4/01/17 (d)		585	612,056
International Automotive Components Group SL, 9.13%, 6/01/18 (d)		70	67,113
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	712	1,192,459
Titan International, Inc., 7.88%, 10/01/17	USD	685	717,537
			8,714,290
Beverages — 0.2%
Crown European Holdings SA:
7.13%, 8/15/18	EUR	242	334,826
7.13%, 8/15/18 (d)		285	394,320
Refresco Group BV, 7.38%, 5/15/18		107	126,510
			855,656
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (d)	USD	80	79,676
Building Products — 0.8%
Building Materials Corp. of America (d):
7.00%, 2/15/20		810	876,825
6.75%, 5/01/21		1,170	1,278,225
Momentive Performance Materials, Inc., 11.50%, 12/01/16		555	338,550
USG Corp., 9.75%, 1/15/18		890	954,525
			3,448,125
Capital Markets — 0.8%
E*Trade Financial Corp.:
12.50%, 11/30/17 (c)		1,575	1,797,469
2.26%, 8/31/19 (d)(e)(f)		356	304,380
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (d)		970	1,097,992
			3,199,841

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	35

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals — 4.1%
Basell Finance Co. BV, 8.10%, 3/15/27 (d)	USD	610	$814,350
Celanese US Holdings LLC, 5.88%, 6/15/21		2,640	2,917,200
Chemtura Corp., 7.88%, 9/01/18		455	490,263
Hexion US Finance Corp.:
6.63%, 4/15/20 (a)		355	358,550
9.00%, 11/15/20		460	393,300
Huntsman International LLC, 8.63%, 3/15/21		250	286,250
INEOS Finance Plc (d):
8.38%, 2/15/19		1,265	1,331,412
7.50%, 5/01/20		650	663,000
INEOS Group Holdings Plc, 8.50%, 2/15/16 (d)		220	207,350
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	505	692,219
Kraton Polymers LLC, 6.75%, 3/01/19	USD	185	189,625
LyondellBasell Industries NV, 5.75%, 4/15/24 (a)		4,180	4,733,850
Nexeo Solutions LLC, 8.38%, 3/01/18 (d)		275	268,813
PolyOne Corp., 7.38%, 9/15/20		320	349,600
TPC Group LLC, 8.25%, 10/01/17		495	543,262
Tronox Finance LLC, 6.38%, 8/15/20 (d)		2,800	2,828,000
			17,067,044
Commercial Banks — 0.9%
CIT Group, Inc.:
7.00%, 5/02/16 (d)		567	568,472
5.25%, 3/15/18		830	865,275
5.50%, 2/15/19 (d)		790	823,575
5.00%, 8/15/22		860	866,515
6.00%, 4/01/36		810	733,722
Glitnir Banki HF, 6.38%, 9/25/12 (a)(d)(g)		1,005	—
			3,857,559
Commercial Services & Supplies — 2.0%
ARAMARK Corp., 8.50%, 2/01/15		530	543,255
ARAMARK Holdings Corp., 8.63%, 5/01/16 (c)(d)		650	665,444
Aviation Capital Group Corp., 6.75%, 4/06/21 (d)		800	821,400
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (d)		236	249,250
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (d)		38	38,380
Casella Waste Systems, Inc., 7.75%, 2/15/19		689	682,110
Clean Harbors, Inc., 5.25%, 8/01/20 (d)		780	800,475
Covanta Holding Corp., 6.38%, 10/01/22		940	1,027,770
EC Finance Plc, 9.75%, 8/01/17	EUR	440	573,494
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (d)	USD	325	343,688
Mobile Mini, Inc., 7.88%, 12/01/20		545	584,513
RSC Equipment Rental, Inc., 8.25%, 2/01/21		1,287	1,409,265
Verisure Holding AB:
8.75%, 9/01/18	EUR	274	344,637
8.75%, 12/01/18		134	149,162
West Corp., 8.63%, 10/01/18	USD	205	208,075
			8,440,918
Communications Equipment — 1.8%
Avaya, Inc., 9.75%, 11/01/15		1,110	962,925
Frontier Communications Corp., 6.25%, 1/15/13		1,330	1,353,275
Hughes Satellite Systems Corp., 6.50%, 6/15/19		590	632,037
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		2,280	2,422,500
10.13%, 7/01/20		1,880	2,016,300
			7,387,037
Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (e)		330	365,475

Corporate Bonds	Par (000)		Value
Construction & Engineering — 0.2%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (d)	USD	275	$285,313
H&E Equipment Services, Inc., 7.00%, 9/01/22 (d)		490	508,375
URS Corp., 5.00%, 4/01/22 (d)		105	106,469
			900,157
Construction Materials — 1.4%
HD Supply, Inc. (d):
8.13%, 4/15/19		2,280	2,473,800
11.00%, 4/15/20		2,160	2,376,000
Xefin Lux SCA:
8.00%, 6/01/18 (d)	EUR	376	461,109
8.00%, 6/01/18		315	386,302
			5,697,211
Consumer Finance — 0.2%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	660	726,000
Springleaf Finance (FKA AGFS Funding Co.), 6.90%, 12/15/17		155	127,487
			853,487
Containers & Packaging — 1.6%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (d)	EUR	600	798,074
7.38%, 10/15/17		100	133,012
7.38%, 10/15/17 (d)	USD	200	214,250
7.38%, 10/15/17	EUR	200	266,025
9.13%, 10/15/20 (d)	USD	590	613,600
9.13%, 10/15/20 (d)		210	219,450
9.13%, 10/15/20 (d)		249	259,582
Berry Plastics Corp.:
4.34%, 9/15/14 (b)		445	438,325
8.25%, 11/15/15		175	184,188
9.75%, 1/15/21		610	675,575
Beverage Packaging Holdings Luxembourg II SA,
8.00%, 12/15/16	EUR	867	1,068,702
GCL Holdings SCA, 9.38%, 4/15/18 (d)		394	480,706
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	550	613,250
OI European Group BV, 6.88%, 3/31/17	EUR	233	302,592
Sealed Air Corp., 8.38%, 9/15/21 (d)	USD	275	309,375
Tekni-Plex, Inc., 9.75%, 6/01/19 (d)		265	276,925
			6,853,631
Distributors — 0.6%
VWR Funding, Inc., 7.25%, 9/15/17 (d)(h)		2,390	2,419,875
Diversified Consumer Services — 1.5%
Laureate Education, Inc., 9.25%, 9/01/19 (d)		895	895,000
Service Corp. International, 7.00%, 6/15/17		4,425	5,044,500
ServiceMaster Co., 8.00%, 2/15/20		280	298,550
			6,238,050
Diversified Financial Services — 4.4%
Aircastle Ltd., 6.75%, 4/15/17		690	745,200
Ally Financial, Inc.:
7.50%, 12/31/13		460	491,625
8.00%, 11/01/31		4,395	5,197,087
8.00%, 11/01/31		920	1,092,034
CNG Holdings, Inc., 9.38%, 5/15/20 (d)		450	459,000
DPL, Inc., 7.25%, 10/15/21 (d)		1,725	1,966,500
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	300	444,201
General Motors Financial Co., Inc., 6.75%, 6/01/18	USD	460	510,022
Lehman Brothers Holdings, Inc. (a)(g):
5.38%, 10/17/12	EUR	200	64,148
1.00%, 5/17/13	USD	915	225,319
4.75%, 1/16/14	EUR	1,130	362,435
1.00%, 2/05/14		2,350	764,082
1.00%, 9/22/18	USD	255	62,794

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Leucadia National Corp., 8.13%, 9/15/15	USD	1,148	$1,294,370
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	255	331,163
7.13%, 4/15/19	USD	365	393,288
9.75%, 4/15/19 (d)		400	406,500
7.88%, 8/15/19 (d)		585	650,812
9.88%, 8/15/19 (d)		1,600	1,692,000
8.25%, 2/15/21 (d)		195	191,588
WMG Acquisition Corp.:
9.50%, 6/15/16 (d)		180	196,650
11.50%, 10/01/18		618	678,255
			18,219,073
Diversified Telecommunication Services — 2.3%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12 (a)(g)		1,530	1,032,750
Consolidated Communications Finance Co., 10.88%, 6/01/20 (d)		885	949,163
ITC Deltacom, Inc., 10.50%, 4/01/16		420	452,550
Level 3 Communications, Inc., 8.88%, 6/01/19 (d)		475	484,500
Level 3 Financing, Inc.:
8.13%, 7/01/19		1,956	2,048,910
7.00%, 6/01/20 (d)		849	844,755
8.63%, 7/15/20 (a)		1,260	1,348,200
OTE Plc, 5.00%, 8/05/13	EUR	160	174,426
Telefonica Emisiones SAU, 4.69%, 11/11/19		50	58,042
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		221	279,364
6.75%, 8/15/24		520	663,867
Windstream Corp.:
8.13%, 8/01/13	USD	510	538,050
7.88%, 11/01/17		630	685,125
			9,559,702
Electric Utilities — 0.7%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		433	465,354
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,800	2,253,399
			2,718,753
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 9/01/22 (d)	USD	550	551,375
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		559	612,105
Jabil Circuit, Inc., 8.25%, 3/15/18		350	420,000
Micron Technology, Inc., 2.38%, 5/01/32 (d)(e)		651	619,264
NXP BV/NXP Funding LLC, 9.75%, 8/01/18 (d)		300	342,750
			1,994,119
Energy Equipment & Services — 3.4%
Atwood Oceanics, Inc., 6.50%, 2/01/20		205	218,838
Calfrac Holdings LP, 7.50%, 12/01/20 (d)		585	573,300
Compagnie Générale de Géophysique, Veritas:
7.75%, 5/15/17		365	381,425
6.50%, 6/01/21		1,855	1,931,519
Forbes Energy Services Ltd., 9.00%, 6/15/19		540	523,800
FTS International Services Inc, 8.13%, 11/15/18 (d)		2,595	2,679,337
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (d)		230	234,600
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		465	474,300
Key Energy Services, Inc., 6.75%, 3/01/21		665	676,637
MEG Energy Corp. (d):
6.50%, 3/15/21		1,790	1,883,975
6.38%, 1/30/23		670	698,475
Oil States International, Inc., 6.50%, 6/01/19		470	499,375

Corporate Bonds	Par (000)		Value
Energy Equipment & Services (concluded)
Peabody Energy Corp.:
6.25%, 11/15/21 (d)	USD	2,060	$2,096,050
7.88%, 11/01/26		555	592,463
Precision Drilling Corp.:
6.63%, 11/15/20		115	120,750
6.50%, 12/15/21		440	462,000
			14,046,844
Food & Staples Retailing — 0.2%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	311	434,563
Rite Aid Corp., 9.25%, 3/15/20	USD	555	570,263
			1,004,826
Food Products — 0.4%
Darling International, Inc., 8.50%, 12/15/18		170	192,525
Del Monte Corp., 7.63%, 2/15/19		90	89,888
Post Holdings, Inc., 7.38%, 2/15/22 (d)		640	674,400
Smithfield Foods, Inc., 6.63%, 8/15/22		867	887,591
			1,844,404
Health Care Equipment & Supplies — 1.5%
Biomet, Inc. (d):
10.00%, 10/15/17		285	301,566
6.50%, 8/01/20		1,042	1,081,075
DJO Finance LLC:
10.88%, 11/15/14		766	799,512
8.75%, 3/15/18 (d)		665	706,563
7.75%, 4/15/18		155	141,825
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (d)		965	1,025,312
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (d)		308	345,345
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (d)		800	921,000
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (d)		430	390,225
Teleflex, Inc., 6.88%, 6/01/19		435	465,450
			6,177,873
Health Care Providers & Services — 7.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		845	878,800
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		1,180	1,216,875
7.13%, 7/15/20		669	700,777
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (d)	EUR	694	934,017
Crown Newco 3 Plc, 7.00%, 2/15/18 (d)	GBP	547	875,069
DaVita, Inc., 5.75%, 8/15/22	USD	1,369	1,423,760
HCA, Inc.:
8.50%, 4/15/19		200	225,500
6.50%, 2/15/20		3,480	3,823,650
7.88%, 2/15/20		135	150,694
7.25%, 9/15/20		3,840	4,255,200
5.88%, 3/15/22		405	430,819
Hologic, Inc., 6.25%, 8/01/20 (d)		2,366	2,505,002
IASIS Healthcare LLC, 8.38%, 5/15/19		2,299	2,192,671
INC Research LLC, 11.50%, 7/15/19 (d)		605	592,900
inVentiv Health, Inc., 10.00%, 8/15/18 (d)		195	164,288
Omnicare, Inc., 7.75%, 6/01/20		1,460	1,609,650
PSS World Medical, Inc., 6.38%, 3/01/22		494	522,405
Symbion, Inc., 8.00%, 6/15/16		510	515,419
Tenet Healthcare Corp.:
10.00%, 5/01/18		1,042	1,198,300
6.25%, 11/01/18		485	526,528
8.88%, 7/01/19		4,505	5,124,437
United Surgical Partners International, Inc., 9.00%, 4/01/20 (d)		430	461,713
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (d)		685	714,112
			31,042,586

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	37

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (d)	USD	3,550	$4,171,250
Hotels, Restaurants & Leisure — 4.5%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18 (d)		425	432,438
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		2,115	2,278,912
10.00%, 12/15/18		3,962	2,496,060
8.50%, 2/15/20 (d)		455	448,744
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (d)		2,472	2,459,640
Carlson Wagonlit BV, 6.88%, 6/15/19 (d)		485	504,400
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	305	336,634
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,770	1,882,838
El Dorado Resorts LLC, 8.63%, 6/15/19 (d)		200	195,000
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	477	655,155
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	345	443,705
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (d)	USD	433	394,030
MGM Resorts International:
10.38%, 5/15/14		295	334,825
4.25%, 4/15/15 (e)		1,600	1,616,000
11.13%, 11/15/17		2,085	2,319,562
MTR Gaming Group, Inc., 11.50%, 8/01/19 (c)		221	227,180
Travelport LLC:
5.05%, 9/01/14 (b)		245	173,950
9.88%, 9/01/14		55	43,725
9.00%, 3/01/16		180	127,800
6.46%, 12/01/16 (b)(c)(d)		619	478,188
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(g)		475	—
Wynn Las Vegas LLC, 5.38%, 3/15/22 (d)		910	930,475
			18,779,261
Household Durables — 1.8%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (d)		55	56,238
Jarden Corp., 7.50%, 1/15/20	EUR	447	605,810
Libbey Glass, Inc., 6.88%, 5/15/20 (d)	USD	905	964,956
Pulte Group, Inc., 6.38%, 5/15/33		280	243,600
Ryland Group, Inc., 6.63%, 5/01/20		500	527,500
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	446	569,393
Standard Pacific Corp.:
10.75%, 9/15/16	USD	2,210	2,668,575
8.38%, 1/15/21		1,575	1,756,125
			7,392,197
Household Products — 0.5%
Ontex IV SA:
7.50%, 4/15/18	EUR	105	134,050
7.50%, 4/15/18 (d)		220	280,867
9.00%, 4/15/19		213	246,478
Spectrum Brands Holdings, Inc.:
9.50%, 6/15/18 (d)	USD	865	987,181
9.50%, 6/15/18		530	604,863
			2,253,439
Independent Power Producers & Energy Traders — 2.9%
The AES Corp., 7.38%, 7/01/21		405	463,725
Calpine Corp. (d):
7.25%, 10/15/17		265	283,550
7.50%, 2/15/21		150	166,500
7.88%, 1/15/23		655	740,150
Energy Future Holdings Corp., 10.00%, 1/15/20		2,790	3,075,975

Corporate Bonds	Par (000)		Value
Independent Power Producers & Energy Traders (concluded)
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (d)	USD	450	$459,563
10.00%, 12/01/20		3,777	4,239,682
11.75%, 3/01/22 (d)		518	551,670
GenOn REMA LLC, 9.24%, 7/02/17		357	383,853
Laredo Petroleum, Inc.:
9.50%, 2/15/19		730	828,550
7.38%, 5/01/22		550	591,250
QEP Resources, Inc., 5.38%, 10/01/22		488	500,200
			12,284,668
Industrial Conglomerates — 2.4%
Sequa Corp. (d):
11.75%, 12/01/15		3,550	3,727,500
13.50%, 12/01/15		5,797	6,144,584
			9,872,084
Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (d)(h)		2,500	2,584,375
CNO Financial Group, Inc., 9.00%, 1/15/18 (d)		543	593,906
Genworth Financial, Inc., 7.63%, 9/24/21		630	643,734
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (d)		375	335,625
			4,157,640
IT Services — 3.1%
Ceridian Corp., 8.88%, 7/15/19 (d)		2,185	2,343,413
Epicor Software Corp., 8.63%, 5/01/19		820	844,600
First Data Corp.:
7.38%, 6/15/19 (d)		2,315	2,390,237
8.88%, 8/15/20 (d)		795	866,550
6.75%, 11/01/20 (d)		1,310	1,300,175
8.25%, 1/15/21 (d)		890	882,213
12.63%, 1/15/21		2,415	2,445,187
SunGard Data Systems, Inc.:
7.38%, 11/15/18		810	860,625
7.63%, 11/15/20		880	943,800
			12,876,800
Machinery — 1.2%
SPX Corp., 6.88%, 9/01/17		260	288,600
UR Financing Escrow Corp., 5.75%, 7/15/18 (d)		379	400,792
UR Merger Sub Corp. (d):
7.38%, 5/15/20		655	694,300
7.63%, 4/15/22		3,206	3,462,480
			4,846,172
Media — 12.9%
Affinion Group, Inc., 7.88%, 12/15/18		1,200	858,000
AMC Networks, Inc., 7.75%, 7/15/21		330	373,725
CCO Holdings LLC:
6.50%, 4/30/21		744	797,940
5.25%, 9/30/22		1,450	1,435,500
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (d)		1,850	1,947,125
Checkout Holding Corp., 16.00%, 11/15/15 (d)(f)		995	606,950
Cinemark USA, Inc., 8.63%, 6/15/19		375	420,000
Clear Channel Communications, Inc., 9.00%, 3/01/21		658	564,235
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		2,201	2,382,583
Series B, 9.25%, 12/15/17		7,938	8,622,652
Series B, 7.63%, 3/15/20		2,411	2,338,670
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		1,048	1,049,133
Loan Close 3, 4.00%, 8/15/18		1,198	1,199,461
Shares Loan, 4.00%, 8/15/18		1,236	1,237,066
CSC Holdings LLC, 8.50%, 4/15/14		580	637,275

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
DISH DBS Corp., 5.88%, 7/15/22 (d)	USD	1,710	$1,722,825
Harron Communications LP, 9.13%, 4/01/20 (d)		470	508,775
Intelsat Jackson Holdings SA:
11.25%, 6/15/16		1,302	1,370,355
7.25%, 10/15/20 (d)		1,210	1,303,775
Intelsat Luxembourg SA:
11.25%, 2/04/17		910	955,500
11.50%, 2/04/17 (c)		1,765	1,853,250
Interactive Data Corp., 10.25%, 8/01/18		1,990	2,243,725
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		500	558,750
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (d)	EUR	505	684,416
Lamar Media Corp., 5.88%, 2/01/22	USD	210	222,600
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (d)		1,130	1,209,100
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (d)		743	828,445
Nielsen Finance LLC:
11.63%, 2/01/14		91	103,285
7.75%, 10/15/18		3,340	3,757,500
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (d)	GBP	308	485,390
ProQuest LLC, 9.00%, 10/15/18 (d)	USD	745	683,538
Truven Health Analytics, Inc., 10.63%, 6/01/20 (d)		760	811,300
Unitymedia GmbH:
9.63%, 12/01/19	EUR	235	332,161
9.63%, 12/01/19 (d)		845	1,194,368
9.50%, 3/15/21		518	743,570
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17 (d)	USD	1,382	1,496,015
8.13%, 12/01/17 (d)	EUR	180	244,233
7.50%, 3/15/19		1,249	1,720,236
UPC Holding BV, 9.88%, 4/15/18 (d)	USD	640	718,400
UPCB Finance II Ltd.:
6.38%, 7/01/20	EUR	514	675,602
6.38%, 7/01/20 (d)		1,218	1,600,940
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (d)	USD	445	458,350
Ziggo Bond Co. BV, 8.00%, 5/15/18 (d)	EUR	583	804,794
Ziggo Finance BV, 6.13%, 11/15/17 (d)		102	136,956
			53,898,469
Metals & Mining — 3.7%
Eco-Bat Finance Plc, 7.75%, 2/15/17		585	743,171
FMG Resources August 2006 Property Ltd. (d):
6.88%, 2/01/18	USD	520	495,300
6.88%, 4/01/22		270	248,400
Global Brass and Copper, Inc., 9.50%, 6/01/19 (d)		445	468,363
Goldcorp, Inc., 2.00%, 8/01/14 (e)		1,575	1,815,187
Kaiser Aluminum Corp., 8.25%, 6/01/20 (d)		330	349,800
New Gold, Inc., 7.00%, 4/15/20 (d)		225	236,813
New World Resources NV, 7.88%, 5/01/18	EUR	990	1,238,996
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	USD	2,170	2,758,612
Novelis, Inc., 8.75%, 12/15/20		4,920	5,498,100
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	364	369,705
Steel Dynamics, Inc., 6.38%, 8/15/22 (d)	USD	355	367,425
Taseko Mines Ltd., 7.75%, 4/15/19		605	576,263
Vedanta Resources Plc, 8.25%, 6/07/21 (d)		415	396,325
			15,562,460

Corporate Bonds	Par (000)		Value
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17 (b)	USD	1,169	$1,215,760
Oil, Gas & Consumable Fuels — 10.8%
Access Midstream Partners LP, 6.13%, 7/15/22		405	420,187
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (e)		1,222	1,096,745
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		470	423,000
6.25%, 6/01/21		385	344,575
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (d)		990	1,034,550
Berry Petroleum Co., 6.38%, 9/15/22		605	644,325
BreitBurn Energy Partners LP, 7.88%, 4/15/22 (d)		375	382,500
CCS, Inc., 11.00%, 11/15/15 (d)		840	869,400
Chaparral Energy, Inc., 7.63%, 11/15/22 (d)		325	343,688
Chesapeake Energy Corp.:
7.25%, 12/15/18		25	26,188
6.63%, 8/15/20		260	267,150
6.88%, 11/15/20		260	269,750
6.13%, 2/15/21		885	878,362
Coffeyville Resources LLC, 9.00%, 4/01/15 (d)		172	183,180
Concho Resources, Inc.:
7.00%, 1/15/21		245	273,175
6.50%, 1/15/22		160	172,800
5.50%, 10/01/22		700	722,750
Consol Energy, Inc., 8.25%, 4/01/20		2,595	2,796,112
Continental Resources, Inc., 7.13%, 4/01/21		545	610,400
Copano Energy LLC, 7.13%, 4/01/21		445	465,025
Crosstex Energy LP:
8.88%, 2/15/18		265	282,888
7.13%, 6/01/22 (d)		225	223,875
Crown Oil Partners IV LP, 15.00%, 3/07/15		886	886,408
Denbury Resources, Inc., 8.25%, 2/15/20		65	73,775
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		825	919,875
7.75%, 6/15/19		1,330	1,413,125
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (d)		510	546,975
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/01/22 (d)		315	315,788
EV Energy Partners LP, 8.00%, 4/15/19		215	221,988
Hilcorp Energy I LP, 7.63%, 4/15/21 (d)		1,115	1,226,500
Holly Energy Partners LP, 6.50%, 3/01/20 (d)		230	240,350
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (d)		510	541,875
Linn Energy LLC:
6.50%, 5/15/19 (d)		145	144,275
6.25%, 11/01/19 (d)		3,010	2,972,375
8.63%, 4/15/20		330	356,400
7.75%, 2/01/21		305	317,963
MarkWest Energy Partners LP:
6.25%, 6/15/22		120	127,500
5.50%, 2/15/23		350	357,875
Newfield Exploration Co., 6.88%, 2/01/20		1,150	1,256,375
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (d)		460	469,200
Oasis Petroleum, Inc.:
7.25%, 2/01/19		385	406,175
6.50%, 11/01/21		430	438,600
Offshore Group Investments Ltd.:
11.50%, 8/01/15		485	535,925
11.50%, 8/01/15 (d)		1,965	2,171,325
OGX Petroleo e Gas Participações SA (d):
8.50%, 6/01/18		3,442	3,054,775
8.38%, 4/01/22		835	709,750
PBF Holding Co. LLC, 8.25%, 2/15/20 (d)		435	454,575
PetroBakken Energy Ltd., 8.63%, 2/01/20 (d)		1,775	1,814,937
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (d)		650	693,875

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	39

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Pioneer Natural Resources Co.:
6.88%, 5/01/18	USD	680	$823,275
7.50%, 1/15/20		215	268,894
Range Resources Corp.:
8.00%, 5/15/19		515	569,075
5.75%, 6/01/21		1,445	1,537,119
5.00%, 8/15/22		644	670,565
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16		905	968,350
Samson Investment Co., 9.75%, 2/15/20 (d)		123	126,690
SandRidge Energy, Inc.:
7.50%, 3/15/21 (d)		1,015	1,027,687
7.50%, 3/15/21		375	379,687
8.13%, 10/15/22 (d)		375	391,875
7.50%, 2/15/23 (d)		810	814,050
SESI LLC:
6.38%, 5/01/19		480	508,800
7.13%, 12/15/21		345	383,812
SM Energy Co.:
6.63%, 2/15/19		195	203,775
6.50%, 11/15/21		390	407,550
6.50%, 1/01/23 (d)		185	192,863
Vanguard Natural Resources, 7.88%, 4/01/20		400	400,000
			45,073,251
Paper & Forest Products — 1.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(d)		1,861	1,693,524
Boise Paper Holdings LLC:
9.00%, 11/01/17		85	94,138
8.00%, 4/01/20		180	198,900
Clearwater Paper Corp.:
10.63%, 6/15/16		585	653,737
7.13%, 11/01/18		865	945,012
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (d)		505	522,675
NewPage Corp., 11.38%, 12/31/14 (a)(g)		3,130	2,120,575
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (d)		200	210,500
			6,439,061
Pharmaceuticals — 1.0%
Capsugel Finance Co. SCA:
9.88%, 8/01/19	EUR	100	140,559
9.88%, 8/01/19 (d)		300	421,678
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (d)	USD	520	579,800
Spectrum Brands, Inc., 6.75%, 3/15/20 (d)		385	404,250
Valeant Pharmaceuticals International (d):
6.50%, 7/15/16		1,845	1,946,475
6.75%, 8/15/21		840	852,600
			4,345,362
Professional Services — 0.4%
FTI Consulting, Inc., 6.75%, 10/01/20		1,370	1,462,475
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 6.75%, 6/01/19		1,790	1,919,775
The Rouse Co. LP, 6.75%, 11/09/15		770	811,387
			2,731,162
Real Estate Management & Development — 2.3%
CBRE Services, Inc., 6.63%, 10/15/20		500	546,250
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (d)		1,050	1,076,250
Forest City Enterprises, Inc., 7.63%, 6/01/15		687	683,136
IVG Immobilien AG, 8.00% (i)	EUR	200	114,208

Corporate Bonds	Par (000)		Value
Real Estate Management & Development (concluded)
Realogy Corp.:
11.50%, 4/15/17	USD	575	$610,937
12.00%, 4/15/17		145	151,888
7.88%, 2/15/19 (d)		2,995	3,084,850
7.63%, 1/15/20 (d)		750	817,500
9.00%, 1/15/20 (d)		485	523,800
Shea Homes LP, 8.63%, 5/15/19		1,775	1,974,687
			9,583,506
Road & Rail — 1.2%
Florida East Coast Railway Corp., 8.13%, 2/01/17		610	640,500
The Hertz Corp.:
7.50%, 10/15/18		820	884,575
6.75%, 4/15/19 (d)		430	451,500
7.38%, 1/15/21		610	663,375
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	221	301,602
8.50%, 7/31/15 (d)		1,661	2,266,788
			5,208,340
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17	USD	850	828,750
Software — 1.3%
Audatex North America, Inc., 6.75%, 6/15/18 (d)		770	825,825
Infor US, Inc., 9.38%, 4/01/19 (d)		2,450	2,652,125
Nuance Communications, Inc., 5.38%, 8/15/20 (d)		1,295	1,324,137
Sophia LP, 9.75%, 1/15/19 (d)		645	693,375
			5,495,462
Specialty Retail — 2.8%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		540	596,700
Claire’s Stores, Inc., 9.00%, 3/15/19 (d)		730	757,375
House of Fraser Funding Plc:
8.88%, 8/15/18 (d)	GBP	420	592,705
8.88%, 8/15/18		221	311,876
Limited Brands, Inc.:
8.50%, 6/15/19	USD	1,170	1,404,000
5.63%, 2/15/22		235	247,338
Party City Holdings, Inc., 8.88%, 8/01/20 (d)		1,170	1,237,275
Penske Automotive Group, Inc., 5.75%, 10/01/22 (d)		800	816,000
Phones4u Finance Plc, 9.50%, 4/01/18 (d)	GBP	545	835,091
QVC, Inc. (d):
7.13%, 4/15/17	USD	340	359,625
7.50%, 10/01/19		920	1,019,373
7.38%, 10/15/20		440	490,279
5.13%, 7/02/22		632	662,426
Sally Holdings LLC:
6.88%, 11/15/19		805	899,587
5.75%, 6/01/22		640	688,800
Sonic Automotive, Inc., 9.00%, 3/15/18		550	600,875
			11,519,325
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		645	669,188
Trading Companies & Distributors — 0.7%
Ashtead Capital, Inc., 6.50%, 7/15/22 (d)		735	764,400
Doric Nimrod Air Finance Alpha Ltd. (d):
Series 2012-1, Class A, 5.13%, 11/30/24		1,130	1,146,950
Series 2012-1, Class B, 6.50%, 5/30/21		855	865,106
			2,776,456
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (d)		632	665,970

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services — 4.2%
Cricket Communications, Inc.:
7.75%, 5/15/16	USD	900	$949,500
7.75%, 10/15/20		325	315,250
Digicel Group Ltd. (d):
9.13%, 1/15/15		2,787	2,814,870
8.25%, 9/01/17		1,650	1,749,000
10.50%, 4/15/18		1,480	1,598,400
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	296	403,024
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	1,150	1,190,250
NII Capital Corp., 7.63%, 4/01/21		517	399,383
SBA Telecommunications, Inc., 5.75%, 7/15/20 (d)		422	440,990
Sprint Capital Corp., 6.88%, 11/15/28		2,703	2,446,215
Sprint Nextel Corp. (d):
9.00%, 11/15/18		2,640	3,115,200
7.00%, 3/01/20		1,960	2,146,200
			17,568,282
Total Corporate Bonds — 104.6%			435,936,342

Floating Rate Loan Interests (b)
Airlines — 0.2%
Delta Air Lines, Inc., Term Loan B, 5.50%, 4/20/17		651	655,226
Auto Components — 0.6%
Federal-Mogul Corp., Term Loan B, 2.17%, 12/29/14		1,791	1,708,812
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		735	737,146
			2,445,958
Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		748	757,545
Capital Markets — 0.7%
American Capital Holdings, Term Loan, 5.50%, 7/19/16		1,197	1,201,489
Nuveen Investments, Inc.:
Incremental Term Loan, 7.25%, 5/13/17		995	999,477
Second Lien Term Loan, 8.25%, 2/28/19		615	618,844
			2,819,810
Chemicals — 0.7%
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19		250	252,345
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		1,696	1,698,226
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan B, 3.98%, 7/30/14		348	341,624
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		552	513,695
			2,805,890
Commercial Services & Supplies — 0.7%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		676	675,572
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16		875	883,750
Volume Services America, Inc., Term Loan B, 10.50% – 10.75%, 9/16/16		1,474	1,473,750
			3,033,072
Communications Equipment — 0.8%
Avaya, Inc., Term Loan B1, 3.18%, 10/24/14		373	358,107
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19		3,075	3,120,172
			3,478,279
Construction & Engineering — 0.7%
Safway Services LLC, Mezzanine Loan, 15.63%, 12/16/17		3,000	3,000,000

Floating Rate Loan Interests (b)	Par (000)		Value
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17	USD	1,650	$1,685,755
Consumer Finance — 1.7%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		7,480	7,223,810
Diversified Consumer Services — 0.1%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		214	208,659
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		12	12,416
Term Loan, 2.75% – 2.97%, 7/24/14		125	124,686
			345,761
Diversified Financial Services — 0.5%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		1,850	1,854,625
DIP Term Loan A2, 6.75%, 11/18/13		270	273,151
			2,127,776
Diversified Telecommunication Services — 0.5%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		500	501,000
2019 Term Loan B, 5.25%, 8/01/19		405	405,591
Term Loan B3, 5.75%, 8/31/18		1,200	1,203,168
			2,109,759
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		404	398,710
Energy Equipment & Services — 2.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		2,928	3,037,399
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		5,359	5,609,925
Tervita Corp., Incremental Term Loan, 6.50%, 10/17/14		403	402,640
			9,049,964
Food & Staples Retailing — 0.0%
US Foods, Inc. (FKA US Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17		114	109,973
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		1,300	1,307,800
Health Care Equipment & Supplies — 0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		705	707,348
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		1,117	1,121,389
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		415	418,113
			2,246,850
Health Care Providers & Services — 0.5%
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		590	572,205
Term Loan A, 8.50%, 3/02/15		514	504,009
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		1,069	994,998
			2,071,212
Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		300	263,718
Incremental Term Loan B4, 9.50%, 10/31/16		716	730,453
Term Loan B1, 3.24%, 1/28/15		602	570,942
Term Loan B2, 3.24%, 1/28/15		655	620,722
Term Loan B3, 3.24% – 3.46%, 1/28/15		1,422	1,348,141

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	41

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
OSI Restaurant Partners LLC:
Revolver, 2.49% – 2.56%, 6/14/13	USD	14	$13,808
Term Loan B, 2.56%, 6/14/14		140	139,168
Sabre, Inc., Non-Extended Initial Term Loan, 2.23%, 9/30/14		95	94,442
Station Casinos, Inc., Term Loan B1, 3.23%, 6/17/16		1,281	1,217,343
Travelport LLC:
Extended Tranche A Term Loan, 6.44%, 9/28/12		285	85,468
Extended Tranche B Term Loan, 13.94%, 12/01/16		918	73,480
			5,157,685
Industrial Conglomerates — 0.1%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		263	263,372
Term Loan, 3.69% – 3.72%, 12/03/14		225	223,454
			486,826
IT Services — 0.3%
Ceridian Corp., Extended Term Loan, 5.99%, 5/09/17		104	103,871
First Data Corp., Extended 2018 Term Loan B, 4.24%, 3/23/18		1,160	1,095,237
			1,199,108
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		965	956,033
Machinery — 0.5%
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		1,000	1,004,573
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		876	879,041
			1,883,614
Media — 4.7%
Affinion Group, Inc., Term Loan B, 5.00%, 7/16/15		69	58,863
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14		482	444,174
Tranche 1 Incremental, 7.50%, 7/03/14		2,400	2,310,000
Cequel Communications LLC, Term Loan B, 4.00%, 2/14/19		738	736,615
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		2,865	2,218,758
Term Loan C, 3.88%, 1/28/16		558	424,284
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		635	639,286
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		9,390	9,420,457
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		608	609,352
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,150	2,161,653
Univision Communications, Inc., Extended Term Loan, 4.48%, 3/31/17		450	434,600
			19,458,042
Metals & Mining — 0.2%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18		630	617,400
Multiline Retail — 0.4%
HEMA Holding BV, Mezzanine, 8.64%, 7/05/17	EUR	1,443	1,506,252

Floating Rate Loan Interests (b)	Par (000)		Value
Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17	USD	1,760	$1,763,784
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,487	1,486,883
			3,250,667
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14		580	561,150
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		900	908,442
Verso Paper Finance Holdings LLC, Term Loan, 6.50% – 7.24%, 2/01/13		2,238	1,118,984
			2,588,576
Pharmaceuticals — 0.5%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,478	1,471,959
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		462	467,392
			1,939,351
Professional Services — 0.1%
Truven Health Analytics, Term Loan B, 6.75%, 6/06/19		550	553,894
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan A1, 5.00%, 6/28/13		2,230	2,231,707
Real Estate Management & Development — 0.4%
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16		163	157,596
Extended Term Loan, 4.49%, 10/10/16		1,084	1,046,757
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		275	273,625
			1,477,978
Semiconductors & Semiconductor Equipment — 0.0%
NXP BV, Term Loan A-2, 5.50%, 3/03/17		99	100,681
Software — 0.4%
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18		1,815	1,834,113
Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 2.98% – 3.20%, 5/29/14		574	563,408
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,636	1,620,899
Wireless Telecommunication Services — 1.3%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		104	103,747
Vodafone Americas Finance 2, Inc. (c):
Term Loan, 6.88%, 8/11/15		3,046	3,167,528
Term Loan B, 6.25%, 7/11/16		1,908	1,945,969
			5,217,244
Total Floating Rate Loan Interests — 24.1%			100,316,628

Other Interests (j)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow	790	8,394
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (a)	4,650	47
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (a)	970	10

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Other Interests (j)	Beneficial Interest (000)		Value
Media — 0.0%
Adelphia Escrow	USD	1,250	$12
Adelphia Recovery Trust (a)		1,568	157
			169
Total Other Interests — 0.0%			8,620

Preferred Securities	Par (000)
Capital Trusts — 0.2%
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (b)	1,270	762,000

Preferred Stocks	Shares
Auto Components — 0.7%
Dana Holding Corp., 4.00% (d)(e)	25,990	3,037,581
Diversified Financial Services — 1.4%
Ally Financial, Inc., 7.00% (d)	6,500	5,918,860
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	13,326	306,231
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 7.00% (a)	40,000	48,000
Freddie Mac, Series Z, 8.38% (a)	108,377	100,791
		148,791
Total Preferred Stocks — 2.3%		9,411,463

Trust Preferreds
Diversified Financial Services — 0.8%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)	114,510	2,829,862
RBS Capital Funding Trust VII, 6.08% (a)(b)(g)(i)	42,900	735,306
Total Trust Preferreds — 0.8%		3,565,168
Total Preferred Securities — 3.3%		13,738,631

Warrants (k)
Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/10/13)	1,100	46,258
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	52,465	1
Media — 0.0%
New Vision Holdings LLC (Expires 9/30/14)	26,189	—
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	491	—
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	1,736	—
Total Warrants — 0.0%		46,259
Total Investments (Cost — $569,171,553) — 140.2%		584,232,874
Liabilities in Excess of Other Assets — (40.2)%		(167,531,857)
Net Assets — 100.0%		$416,701,017

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(h)	All or a portion of security has been pledged as collateral in connection with swaps.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,171,689	(1,171,689)	—	$959

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
174	S&P 500 E-Mini Index Future	Chicago Mercantile	September 2012	USD	12,224,370	$(840,806)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	94,000	USD	149,233	UBS AG	9/05/12	$25
GBP	130,000	USD	204,343	Citigroup, Inc.	10/17/12	2,048
GBP	239,000	USD	374,431	Citigroup, Inc.	10/17/12	5,009
GBP	127,000	USD	200,904	Royal Bank of	10/17/12	723
				Scotland Group Plc
USD	110,094	AUD	109,000	Citigroup, Inc.	10/17/12	(2,080)
USD	191,230	AUD	188,000	UBS AG	10/17/12	(2,243)
USD	4,956,788	CAD	5,034,000	UBS AG	10/17/12	(145,375)
USD	407,359	GBP	260,000	Citigroup, Inc.	10/17/12	(5,421)
USD	139,514	GBP	90,000	Deutsche Bank AG	10/17/12	(3,371)
USD	5,455,889	GBP	3,514,500	UBS AG	10/17/12	(123,791)
USD	411,031	GBP	265,000	UBS AG	10/17/12	(9,687)
USD	62,726	GBP	40,000	UBS AG	10/17/12	(779)
USD	149,213	GBP	94,000	UBS AG	10/17/12	(23)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	43

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

Foreign currency exchange contracts as of August 31, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	800,000	USD	991,377	Citigroup, Inc.	10/22/12	$15,382
EUR	466,000	USD	571,666	Credit Suisse Group AG	10/22/12	14,772
EUR	165,000	USD	207,448	UBS AG	10/22/12	196
EUR	70,000	USD	86,049	UBS AG	10/22/12	2,042
EUR	225,000	USD	279,212	UBS AG	10/22/12	3,939
USD	124,685	EUR	101,000	BNP Paribas SA	10/22/12	(2,418)
USD	28,618,518	EUR	23,343,000	Citigroup, Inc.	10/22/12	(757,448)
USD	826,223	EUR	665,000	Citigroup, Inc.	10/22/12	(10,646)
USD	255,684	EUR	208,000	Citigroup, Inc.	10/22/12	(6,073)
USD	18,562	EUR	15,000	Citigroup, Inc.	10/22/12	(315)
USD	550,587	EUR	446,000	UBS AG	10/22/12	(10,681)
USD	364,050	EUR	295,000	UBS AG	10/22/12	(7,192)
USD	130,299	EUR	106,000	UBS AG	10/22/12	(3,096)
USD	112,801	EUR	90,000	UBS AG	10/22/12	(460)
Total						$(1,046,963)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	155	$(11,490)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	130	(10,677)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	250	(17,810)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	130	(6,636)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	130	(7,450)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	USD	450	8,185
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD	335	(7,509)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD	1,000	(23,041)
Total						$(76,428)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Air Lease Corp.	5.00%	Goldman Sachs Group, Inc.	2/14/13	Not Rated	USD	800	$13,264
CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	BB–	USD	4,700	611,295
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B	USD	750	62,823
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	USD	500	42,230
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	USD	500	45,001
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/16	B	USD	200	23,894
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/16	B	USD	450	39,429
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/16	B	USD	200	23,236
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/17	B	USD	295	19,473
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B–	USD	690	9,835
Ford Motor Co.	5.00%	Deutsche Bank AG	3/20/17	BB+	USD	2,200	96,904
Goodyear Tire & Rubber Co.	5.00%	Deutsche Bank AG	6/20/17	B+	USD	460	21,435
Goodyear Tire & Rubber Co.	5.00%	Goldman Sachs Group, Inc.	6/20/17	B+	USD	500	17,619
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB–	USD	2,400	195,516
Level 3 Communica- tions, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/19	CCC	USD	1,500	41,003
Total							$1,262,957

	[1]	Using S&P’s rating.

	[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX North America High Yield Series 18, Version 2	5.00%	Credit Suisse Group AG	6/20/17	USD	2,673	$(8,668)

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Common Stocks	$26,415,876	$1,015,216	$6,755,302	$34,186,394
Corporate Bonds	—	429,359,388	6,576,954	435,936,342
Floating Rate Loan Interests	—	80,904,636	19,411,992	100,316,628
Other Interests	157	—	8,463	8,620
Preferred Securities	4,020,190	9,718,441	—	13,738,631
Warrants	—	46,258	1	46,259
Total	$30,436,223	$521,043,939	$32,752,712	$584,232,874

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$441,232	$829,910	$1,271,142
Foreign currency exchange contracts	—	44,136	—	44,136
Liabilities:
Credit contracts	—	(93,281)	—	(93,281)
Equity contracts	$(840,806)	—	—	(840,806)
Foreign currency exchange contracts	—	(1,091,099)	—	(1,091,099)
Total	$(840,806)	$(699,012)	$829,910	$(709,908)

[1]

Derivative financial instruments are swaps, financial futures contracts, and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,539,537	—	—	$1,539,537
Foreign currency at value	285,748	—	—	285,748
Cash pledged as collateral for financial futures contracts	731,000	—	—	731,000
Cash pledged as collateral for swaps	400,000	—	—	400,000
Liabilities:
Cash received as collateral for swaps	—	$(600,000)	—	(600,000)
Loan payable	—	(175,000,000)	—	(175,000,000)
Total	$2,956,285	$(175,600,000)	—	$(172,643,715)

Prior to February 29, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to February 29, 2012. For the interim period March 1, 2012 through August 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. As of February 29, 2012, the Trust used observable inputs in determining the value of certain equity securities. During the year, the Trust began valuing these securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $11,248,714 transferred from Level 2 to Level 1 in the disclosure hierarchy.

The following table summarizes the valuation techniques used and unobservable inputs developed by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[2]	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs[3]
Assets:
Common Stocks	$6,755,295	Market Comparable Companies	EBITDA Multiple	5.9x	5.9x
			Forward EBITDA Multiple	4.6x	4.6x
		Cost	N/A4	—	—
Corporate Bonds	6,182,924	Market Comparable Companies	Yield	7.00% – 9.67%	7.50%
			EBITDA Multiple	6.0x	6.0x
		Cost	N/A4	—	—
Floating Rate Loan Interests	5,195,198	Market Comparable Companies	Illiquidity Discount	50%	50%
			Yield	9.65%	9.65%
		Cost	N/A4	—	—
Total[5]	$18,133,417

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	45

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

[2]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Forward EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Illiquidity Discount	Decrease	Increase

[3]	Unobservable inputs are weighted based on the value of the investments included in the range.

[4]

The Trust fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.

[5]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loans	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of August 31, 2011	$3,390,998	$8,408,570	$14,224,136	$3,097,694	$985,270	$355,505	$30,462,173
Transfers into Level 3[1]	3,081,872[2]	—	4,979,715	—	—	—	8,061,587
Transfers out of Level 3[3]	—	—	(2,219,875)	(3,081,872)[2]	—	—	(5,301,747)
Accrued discounts/premiums	—	5,852	197,714	—	—	—	203,566
Net realized gain (loss)	(1,466,712)	(3,496,785)	46,329	—	(127,834)	(300,060)	(5,345,062)
Net change in unrealized appreciation/depreciation[4]	14,032	3,435,600	(1,014,380)	(7,359)	(305,563)	(55,444)	2,066,886
Purchases	1,746,246	1,021,647	5,136,930	—	—	—	7,904,823
Sales	(11,134)	(2,797,930)	(1,938,577)	—	(551,873)	—	(5,299,514)
Closing Balance, as of August 31, 2012	$6,755,302	$6,576,954	$19,411,992	$8,463	—	$1	$32,752,712

[1]

As of August 31, 2011, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $4,979,715 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

Transfers into and out of Level 3 are the result of a reclassification of certain Level 3 investments between Common Stocks and Other Interests and not the result of the investments transferring into or out of Level 3.

[3]

As of August 31, 2011, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $2,219,875 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $(2,333,771).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Assets:
Opening balance, as of August 31, 2011	—
Transfers into Level 3[5]	—
Transfers out of Level 3[5]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[6]	$829,910
Purchases	—
Issues[7]	—
Sales	—
Settlements[8]	—
Closing Balance, as of August 31, 2012	$829,910

[5]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[6]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of August 31, 2012 was $829,910.

[7]	Issues represent upfront cash received on certain derivative financial instruments.

[8]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments August 31, 2012	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 2.2%
Dana Holding Corp.	150,550	$2,056,513
Delphi Automotive Plc (a)	250,665	7,592,646
		9,649,159
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)	11,018	138,055
Capital Markets — 0.4%
American Capital Ltd. (a)	80,782	887,794
E*Trade Financial Corp. (a)	116,200	995,834
		1,883,628
Chemicals — 0.2%
ADA-ES, Inc. (a)	2,810	65,894
CF Industries Holdings, Inc.	1,580	327,076
Huntsman Corp.	21,750	312,765
		705,735
Commercial Banks — 0.2%
CIT Group, Inc. (a)	26,710	1,008,570
Communications Equipment — 0.4%
Loral Space & Communications Ltd.	21,531	1,580,806
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd.	360,332,790	2,389,367
Diversified Telecommunication Services — 0.2%
Level 3 Communications, Inc. (a)	34,800	749,940
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	116,910	351
Energy Equipment & Services — 1.1%
Laricina Energy Ltd. (a)	70,588	3,043,358
Osum Oil Sands Corp. (a)	124,000	1,572,407
		4,615,765
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd. (a)(b)(c)	118,935	15,462
Media — 2.2%
Belo Corp., Class A	36,341	265,289
Charter Communications, Inc. (a)	111,076	8,641,713
Clear Channel Outdoor Holdings, Inc., Class A	14,553	76,403
Cumulus Media, Inc., Class A	149,014	412,769
DISH Network Corp., Class A	9,200	294,308
		9,690,482
Metals & Mining — 0.1%
African Minerals Ltd. (a)	72,301	289,355
Oil, Gas & Consumable Fuels — 0.1%
African Petroleum Corp. Ltd. (a)	307,100	393,427
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)	192,951	422,799
Ainsworth Lumber Co. Ltd. (a)(d)	221,591	485,556
Western Forest Products, Inc. (a)	78,039	84,709
		993,064
Semiconductors & Semiconductor Equipment — 0.3%
NXP Semiconductors NV (a)	8,400	195,888
Spansion, Inc., Class A (a)	103,218	1,179,782
SunPower Corp. (a)	431	1,931
		1,377,601
Software — 0.2%
Bankruptcy Management Solutions, Inc. (a)	787	8
HMH Holdings/EduMedia (a)	31,742	777,684
		777,692
Total Common Stocks — 8.3%		36,258,459

Corporate Bonds	Par (000)		Value
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	370	$395,900
7.13%, 3/15/21		520	562,900
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,274	1,356,810
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (d)		590	533,860
			2,849,470
Airlines — 1.6%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		1,693	1,794,065
Continental Airlines, Inc.:
Series 1997-4, Class B, 6.90%, 7/02/18		793	793,437
Series 2010-1, Class B, 6.00%, 7/12/20		622	626,172
Delta Air Lines, Inc.:
Series 2002-1, Class G-1, 6.72%, 7/02/24		944	1,024,669
Series 2009-1 Class B, 9.75%, 6/17/18		283	305,332
Series 2010-1, Class B, 6.38%, 7/02/17		900	900,000
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		1,053	1,079,098
Series 2012-1, Class C, 9.13%, 10/01/15		700	714,000
			7,236,773
Auto Components — 2.1%
Dana Holding Corp., 6.75%, 2/15/21		700	754,250
Delphi Corp., 6.13%, 5/15/21		260	286,000
Icahn Enterprises LP, 8.00%, 1/15/18		5,060	5,388,900
IDQ Holdings, Inc., 11.50%, 4/01/17 (d)		595	622,519
International Automotive Components Group SL, 9.13%, 6/01/18 (d)		70	67,113
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	745	1,247,727
Titan International, Inc., 7.88%, 10/01/17	USD	720	754,200
			9,120,709
Beverages — 0.2%
Crown European Holdings SA:
7.13%, 8/15/18	EUR	255	352,813
7.13%, 8/15/18 (d)		303	419,225
Refresco Group BV, 7.38%, 5/15/18		212	250,654
			1,022,692
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (d)	USD	85	84,988
Building Products — 0.8%
Building Materials Corp. of America (d):
7.00%, 2/15/20		840	909,300
6.75%, 5/01/21		1,220	1,332,850
Momentive Performance Materials, Inc., 11.50%, 12/01/16		580	353,800
USG Corp., 9.75%, 1/15/18		940	1,008,150
			3,604,100
Capital Markets — 0.8%
E*Trade Financial Corp.:
12.50%, 11/30/17 (b)		1,660	1,894,475
2.26%, 8/31/19 (d)(e)(f)		380	324,900
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (d)		1,020	1,154,590
			3,373,965
Chemicals — 4.1%
Basell Finance Co. BV, 8.10%, 3/15/27 (d)		645	861,075
Celanese US Holdings LLC, 5.88%, 6/15/21		2,780	3,071,900
Chemtura Corp., 7.88%, 9/01/18		480	517,200
Hexion US Finance Corp.:
6.63%, 4/15/20 (d)		375	378,750
9.00%, 11/15/20		485	414,675
Huntsman International LLC, 8.63%, 3/15/21		265	303,425

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	47

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
INEOS Finance Plc (d):
8.38%, 2/15/19	USD	1,325	$1,394,562
7.50%, 5/01/20		680	693,600
INEOS Group Holdings Plc, 8.50%, 2/15/16 (d)		230	216,775
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	532	729,236
Kraton Polymers LLC, 6.75%, 3/01/19	USD	195	199,875
LyondellBasell Industries NV, 5.75%, 4/15/24 (d)		4,370	4,949,025
Nexeo Solutions LLC, 8.38%, 3/01/18 (d)		290	283,475
PolyOne Corp., 7.38%, 9/15/20		335	365,988
TPC Group LLC, 8.25%, 10/01/17		520	570,700
Tronox Finance LLC, 6.38%, 8/15/20 (d)		2,935	2,964,350
			17,914,611
Commercial Banks — 0.9%
CIT Group, Inc.:
7.00%, 5/02/16 (d)		594	595,810
5.25%, 3/15/18		860	896,550
5.50%, 2/15/19 (d)		840	875,700
5.00%, 8/15/22		900	906,818
6.00%, 4/01/36		850	769,955
			4,044,833
Commercial Services & Supplies — 2.0%
ARAMARK Corp., 8.50%, 2/01/15		560	574,006
ARAMARK Holdings Corp., 8.63%, 5/01/16 (b)(d)		680	696,157
Aviation Capital Group Corp., 6.75%, 4/06/21 (d)		840	862,470
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (d)		151	158,942
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (d)		43	43,430
Casella Waste Systems, Inc., 7.75%, 2/15/19		721	713,790
Clean Harbors, Inc., 5.25%, 8/01/20 (d)		817	838,446
Covanta Holding Corp., 6.38%, 10/01/22		985	1,076,971
EC Finance Plc, 9.75%, 8/01/17	EUR	449	585,224
Mead Products LLC/ACCO Brands Corp., 6.75%,
4/30/20 (d)	USD	341	360,608
Mobile Mini, Inc., 7.88%, 12/01/20		570	611,325
RSC Equipment Rental, Inc., 8.25%, 2/01/21		1,348	1,476,060
Verisure Holding AB:
8.75%, 9/01/18	EUR	385	484,253
8.75%, 12/01/18		139	154,728
West Corp., 8.63%, 10/01/18	USD	210	213,150
			8,849,560
Communications Equipment — 1.8%
Avaya, Inc., 9.75%, 11/01/15		1,160	1,006,300
Frontier Communications Corp., 6.25%, 1/15/13		1,390	1,414,325
Hughes Satellite Systems Corp., 6.50%, 6/15/19		630	674,887
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		2,380	2,528,750
10.13%, 7/01/20		1,960	2,102,100
			7,726,362
Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (e)		340	376,550
Construction & Engineering — 0.2%
Boart Longyear Management Property Ltd.,
7.00%, 4/01/21 (d)		300	311,250
H&E Equipment Services, Inc., 7.00%, 9/01/22 (d)		515	534,312
URS Corp., 5.00%, 4/01/22 (d)		115	116,609
			962,171

Corporate Bonds	Par (000)		Value
Construction Materials — 1.4%
HD Supply, Inc. (d):
8.13%, 4/15/19	USD	2,405	$2,609,425
11.00%, 4/15/20		2,275	2,502,500
Xefin Lux SCA:
8.00%, 6/01/18 (d)	EUR	393	481,958
8.00%, 6/01/18		310	380,170
			5,974,053
Consumer Finance — 0.2%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	710	781,000
Springleaf Finance (FKA AGFS Funding Co.),
6.90%, 12/15/17		160	131,600
			912,600
Containers & Packaging — 1.6%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR	200	266,025
7.38%, 10/15/17 (d)		574	763,491
7.38%, 10/15/17		100	133,012
7.38%, 10/15/17 (d)	USD	200	214,250
9.13%, 10/15/20 (d)		260	271,050
9.13%, 10/15/20 (d)		615	639,600
9.13%, 10/15/20 (d)		210	219,450
Berry Plastics Corp.:
4.34%, 9/15/14 (c)		465	458,025
8.25%, 11/15/15		185	194,713
9.75%, 1/15/21		640	708,800
Beverage Packaging Holdings Luxembourg II SA,
8.00%, 12/15/16	EUR	882	1,087,192
GCL Holdings SCA, 9.38%, 4/15/18 (d)		414	505,107
Graphic Packaging International, Inc., 7.88%,
10/01/18	USD	580	646,700
OI European Group BV, 6.88%, 3/31/17	EUR	254	329,864
Sealed Air Corp., 8.38%, 9/15/21 (d)	USD	285	320,625
Smurfit Kappa Acquisitions, 7.25%, 11/15/17 (d)	EUR	52	69,984
Tekni-Plex, Inc., 9.75%, 6/01/19 (d)	USD	275	287,375
			7,115,263
Distributors — 0.6%
VWR Funding, Inc., 7.25%, 9/15/17 (d)(g)		2,501	2,532,262
Diversified Consumer Services — 1.5%
Laureate Education, Inc., 9.25%, 9/01/19 (d)		935	935,000
Service Corp. International, 7.00%, 6/15/17		4,775	5,443,500
ServiceMaster Co., 8.00%, 2/15/20		295	314,544
			6,693,044
Diversified Financial Services — 4.1%
Aircastle Ltd., 6.75%, 4/15/17		720	777,600
Ally Financial, Inc.:
7.50%, 12/31/13		700	748,125
8.00%, 11/01/31		4,640	5,486,800
8.00%, 11/01/31		950	1,127,644
CNG Holdings, Inc., 9.38%, 5/15/20 (d)		465	474,300
DPL, Inc., 7.25%, 10/15/21 (d)		1,815	2,069,100
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	400	592,268
General Motors Financial Co., Inc., 6.75%, 6/01/18	USD	460	510,022
Leucadia National Corp., 8.13%, 9/15/15		1,232	1,389,080
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	261	338,955
7.13%, 4/15/19	USD	385	414,838
9.75%, 4/15/19 (d)		425	431,906
7.88%, 8/15/19 (d)		610	678,625
9.88%, 8/15/19 (d)		1,675	1,771,312
8.25%, 2/15/21 (d)		205	201,413
WMG Acquisition Corp.:
9.50%, 6/15/16 (d)		190	207,575
11.50%, 10/01/18		656	719,960
			17,939,523

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services — 2.3%
Broadview Networks Holdings, Inc., 11.38%,
9/01/12 (d)(h)	USD	1,680	$1,134,000
Consolidated Communications Finance Co.,
10.88%, 6/01/20 (d)		930	997,425
ITC Deltacom, Inc., 10.50%, 4/01/16		440	474,100
Level 3 Communications, Inc., 8.88%, 6/01/19 (d)		495	504,900
Level 3 Financing, Inc.:
8.13%, 7/01/19		2,042	2,138,995
7.00%, 6/01/20 (d)		880	875,600
8.63%, 7/15/20 (d)		1,320	1,412,400
OTE Plc, 5.00%, 8/05/13	EUR	168	183,148
Telefonica Emisiones SAU, 4.69%, 11/11/19		50	58,042
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		234	295,797
6.75%, 8/15/24		545	695,783
Windstream Corp.:
8.13%, 8/01/13	USD	703	741,665
7.88%, 11/01/17		627	681,863
			10,193,718
Electric Utilities — 0.7%
Mirant Mid Atlantic Pass-Through Trust, Series B,
9.13%, 6/30/17		454	487,944
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,900	2,378,587
			2,866,531
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 9/01/22 (d)	USD	570	571,425
Electronic Equipment, Instruments &
Components — 0.5%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		585	640,575
Jabil Circuit, Inc., 8.25%, 3/15/18		365	438,000
Micron Technology, Inc., 2.38%, 5/01/32 (d)(e)		682	648,752
NXP BV/NXP Funding LLC, 9.75%, 8/01/18 (d)		310	354,175
			2,081,502
Energy Equipment & Services — 3.4%
Atwood Oceanics, Inc., 6.50%, 2/01/20		215	229,513
Calfrac Holdings LP, 7.50%, 12/01/20 (d)		610	597,800
Compagnie Générale de Géophysique, Veritas:
7.75%, 5/15/17		395	412,775
6.50%, 6/01/21		1,945	2,025,231
Forbes Energy Services Ltd., 9.00%, 6/15/19		555	538,350
FTS International Services Inc, 8.13%, 11/15/18 (d)		2,730	2,818,725
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (d)		245	249,900
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		490	499,800
Key Energy Services, Inc., 6.75%, 3/01/21		700	712,250
MEG Energy Corp. (d):
6.50%, 3/15/21		1,880	1,978,700
6.38%, 1/30/23		700	729,750
Oil States International, Inc., 6.50%, 6/01/19		495	525,937
Peabody Energy Corp.:
6.25%, 11/15/21 (d)		2,170	2,207,975
7.88%, 11/01/26		580	619,150
Precision Drilling Corp.:
6.63%, 11/15/20		120	126,000
6.50%, 12/15/21		460	483,000
			14,754,856
Food & Staples Retailing — 0.3%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	415	579,883
Rite Aid Corp., 9.25%, 3/15/20	USD	580	595,950
			1,175,833

Corporate Bonds	Par (000)		Value
Food Products — 0.4%
Darling International, Inc., 8.50%, 12/15/18	USD	180	$203,850
Del Monte Corp., 7.63%, 2/15/19		94	93,882
Post Holdings, Inc., 7.38%, 2/15/22 (d)		665	700,744
Smithfield Foods, Inc., 6.63%, 8/15/22		901	922,399
			1,920,875
Health Care Equipment & Supplies — 1.5%
Biomet, Inc. (d):
10.00%, 10/15/17		300	317,438
6.50%, 8/01/20		1,088	1,128,800
DJO Finance LLC:
10.88%, 11/15/14		804	839,175
8.75%, 3/15/18 (d)		695	738,437
7.75%, 4/15/18		160	146,400
Fresenius Medical Care US Finance II, Inc.,
5.88%, 1/31/22 (d)		1,010	1,073,125
Fresenius Medical Care US Finance, Inc., 6.50%,
9/15/18 (d)		324	363,285
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (d)		850	978,562
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%,
11/01/19 (d)		435	394,763
Teleflex, Inc., 6.88%, 6/01/19		455	486,850
			6,466,835
Health Care Providers & Services — 7.3%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		880	915,200
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		1,180	1,216,875
7.13%, 7/15/20		703	736,392
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (d)	EUR	694	934,017
Crown Newco 3 Plc, 7.00%, 2/15/18 (d)	GBP	575	919,862
DaVita, Inc., 5.75%, 8/15/22	USD	1,431	1,488,240
HCA, Inc.:
8.50%, 4/15/19		205	231,138
6.50%, 2/15/20		3,660	4,021,425
7.88%, 2/15/20		145	161,856
7.25%, 9/15/20		4,020	4,454,662
5.88%, 3/15/22		425	452,094
Hologic, Inc., 6.25%, 8/01/20 (d)		2,475	2,620,406
IASIS Healthcare LLC, 8.38%, 5/15/19		2,274	2,168,827
INC Research LLC, 11.50%, 7/15/19 (d)		640	627,200
inVentiv Health, Inc., 10.00%, 8/15/18 (d)		200	168,500
Omnicare, Inc., 7.75%, 6/01/20		1,520	1,675,800
PSS World Medical, Inc., 6.38%, 3/01/22		521	550,958
Symbion, Inc., 8.00%, 6/15/16		535	540,684
Tenet Healthcare Corp.:
10.00%, 5/01/18		1,330	1,529,500
6.25%, 11/01/18		510	553,669
8.88%, 7/01/19		3,970	4,515,875
United Surgical Partners International, Inc.,
9.00%, 4/01/20 (d)		450	483,188
Vanguard Health Holding Co. II LLC, 7.75%,
2/01/19 (d)		720	750,600
			31,716,968
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (d)		3,760	4,418,000
Hotels, Restaurants & Leisure — 4.5%
Affinity Gaming LLC/Affinity Gaming Finance Corp.,
9.00%, 5/15/18 (d)		445	452,787
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		2,215	2,386,662
10.00%, 12/15/18		4,150	2,614,500
8.50%, 2/15/20 (d)		475	468,469
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (d)		2,587	2,574,065
Carlson Wagonlit BV, 6.88%, 6/15/19 (d)		510	530,400
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	364	401,754
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,860	1,978,575

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	49

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
El Dorado Resorts LLC, 8.63%, 6/15/19 (d)	USD	210	$204,750
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	501	688,119
Gategroup Finance Luxembourg SA, 6.75%,
3/01/19	EUR	455	585,176
Little Traverse Bay Bands of Odawa Indians, 9.00%,
8/31/20 (d)	USD	441	401,310
MGM Resorts International:
10.38%, 5/15/14		310	351,850
4.25%, 4/15/15 (e)		1,670	1,686,700
11.13%, 11/15/17		2,210	2,458,625
MTR Gaming Group, Inc., 11.50%, 8/01/19 (b)		231	237,507
Travelport LLC:
5.05%, 9/01/14 (c)		235	166,850
9.88%, 9/01/14		50	39,750
9.00%, 3/01/16		190	134,900
6.46%, 12/01/16 (b)(c)(d)		648	500,504
Tropicana Entertainment LLC, 9.63%,
12/15/14 (d)(h)		515	—
Wynn Las Vegas LLC, 5.38%, 3/15/22 (d)		950	971,375
			19,834,628
Household Durables — 1.8%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (d)		55	56,238
Jarden Corp., 7.50%, 1/15/20	EUR	455	616,652
Libbey Glass, Inc., 6.88%, 5/15/20 (d)	USD	945	1,007,606
Pulte Group, Inc., 6.38%, 5/15/33		290	252,300
Ryland Group, Inc., 6.63%, 5/01/20		525	553,875
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	471	601,310
Standard Pacific Corp.:
10.75%, 9/15/16	USD	2,355	2,843,663
8.38%, 1/15/21		1,640	1,828,600
			7,760,244
Household Products — 0.6%
Ontex IV SA:
7.50%, 4/15/18	EUR	219	279,590
7.50%, 4/15/18 (d)		220	280,867
9.00%, 4/15/19		316	365,668
Spectrum Brands Holdings, Inc.:
9.50%, 6/15/18	USD	560	639,100
9.50%, 6/15/18 (d)		910	1,038,537
			2,603,762
Independent Power Producers &
Energy Traders — 3.1%
The AES Corp., 7.38%, 7/01/21		425	486,625
Calpine Corp. (d):
7.25%, 10/15/17		275	294,250
7.50%, 2/15/21		160	177,600
7.88%, 1/15/23		680	768,400
Energy Future Holdings Corp., 10.00%, 1/15/20		2,950	3,252,375
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (d)		475	485,094
10.00%, 12/01/20		4,156	4,665,110
11.75%, 3/01/22 (d)		909	968,085
GenOn REMA LLC, 9.24%, 7/02/17		375	402,669
Laredo Petroleum, Inc.:
9.50%, 2/15/19		765	868,275
7.38%, 5/01/22		575	618,125
QEP Resources, Inc., 5.38%, 10/01/22		513	525,825
			13,512,433
Industrial Conglomerates — 2.4%
Sequa Corp. (d):
11.75%, 12/01/15		3,810	4,000,500
13.50%, 12/01/15		6,236	6,610,279
			10,610,779

Corporate Bonds	Par (000)		Value
Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (d)(i)	USD	2,600	$2,687,750
CNO Financial Group, Inc., 9.00%, 1/15/18 (d)		573	626,719
Genworth Financial, Inc., 7.63%, 9/24/21		660	674,388
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (d)		395	353,525
			4,342,382
IT Services — 3.1%
Ceridian Corp., 8.88%, 7/15/19 (d)		2,290	2,456,025
Epicor Software Corp., 8.63%, 5/01/19		860	885,800
First Data Corp.:
7.38%, 6/15/19 (d)		2,430	2,508,975
8.88%, 8/15/20 (d)		830	904,700
6.75%, 11/01/20 (d)		1,375	1,364,687
8.25%, 1/15/21 (d)		935	926,819
12.63%, 1/15/21		2,540	2,571,750
SunGard Data Systems, Inc.:
7.38%, 11/15/18		840	892,500
7.63%, 11/15/20		930	997,425
			13,508,681
Machinery — 1.1%
SPX Corp., 6.88%, 9/01/17		275	305,250
UR Merger Sub Corp. (d):
5.75%, 7/15/18		398	420,885
7.38%, 5/15/20		675	715,500
7.63%, 4/15/22		3,169	3,422,520
			4,864,155
Media — 13.1%
Affinion Group, Inc., 7.88%, 12/15/18		1,260	900,900
AMC Networks, Inc., 7.75%, 7/15/21		350	396,375
CCO Holdings LLC:
6.50%, 4/30/21		785	841,913
5.25%, 9/30/22		1,520	1,504,800
Cengage Learning Acquisitions, Inc., 11.50%,
4/15/20 (d)		2,015	2,120,787
Checkout Holding Corp., 16.00%, 11/15/15 (d)(f)		1,040	634,400
Cinemark USA, Inc., 8.63%, 6/15/19		390	436,800
Clear Channel Communications, Inc., 9.00%,
3/01/21		681	583,958
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		2,323	2,514,647
Series B, 9.25%, 12/15/17		8,776	9,532,930
Series B, 7.63%, 3/15/20		2,522	2,446,340
Cox Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18		1,081	1,081,919
Loan Close 3, 4.00%, 8/15/18		1,236	1,236,945
Shares Loan, 4.00%, 8/15/18		1,275	1,275,724
CSC Holdings LLC, 8.50%, 4/15/14		550	604,313
DISH DBS Corp., 5.88%, 7/15/22 (d)		1,790	1,803,425
Harron Communications LP, 9.13%, 4/01/20 (d)		500	541,250
Intelsat Jackson Holdings SA:
11.25%, 6/15/16		1,377	1,449,292
7.25%, 10/15/20 (d)		1,275	1,373,812
Intelsat Luxembourg SA:
11.25%, 2/04/17		950	997,500
11.50%, 2/04/17 (b)		1,870	1,963,500
Interactive Data Corp., 10.25%, 8/01/18		2,080	2,345,200
The Interpublic Group of Cos., Inc., 10.00%,
7/15/17		525	586,688
Kabel Deutschland Vertrieb und Service GmbH &
Co. KG, 6.50%, 6/29/18 (d)	EUR	530	718,298
Lamar Media Corp., 5.88%, 2/01/22	USD	220	233,200
Live Nation Entertainment, Inc., 8.13%,
5/15/18 (d)		1,170	1,251,900
NAI Entertainment Holdings LLC, 8.25%,
12/15/17 (d)		914	1,019,110

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Nielsen Finance LLC:
11.63%, 2/01/14	USD	147	$166,845
7.75%, 10/15/18		3,425	3,853,125
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (d)	GBP	324	510,605
ProQuest LLC, 9.00%, 10/15/18 (d)	USD	775	711,063
Truven Health Analytics, Inc., 10.63%, 6/01/20 (d)		790	843,325
Unitymedia GmbH:
9.63%, 12/01/19	EUR	244	344,882
9.63%, 12/01/19 (d)		900	1,272,107
9.50%, 3/15/21		548	786,634
Unitymedia Hessen GmbH & Co. KG:
(FKA UPC Germany GmbH), 8.13%,
12/01/17 (d)	USD	1,353	1,464,622
8.13%, 12/01/17 (d)	EUR	198	268,657
8.13%, 12/01/17 (d)		70	94,980
7.50%, 3/15/19		1,313	1,808,383
UPC Holding BV, 9.88%, 4/15/18 (d)	USD	640	718,400
UPCB Finance II Ltd.:
6.38%, 7/01/20 (d)	EUR	1,273	1,673,232
6.38%, 7/01/20		514	675,602
WaveDivision Escrow LLC/WaveDivision
Escrow Corp., 8.13%, 9/01/20 (d)	USD	465	478,950
Ziggo Bond Co. BV, 8.00%, 5/15/18 (d)	EUR	610	842,066
Ziggo Finance BV, 6.13%, 11/15/17 (d)		104	139,641
			57,049,045
Metals & Mining — 3.7%
Eco-Bat Finance Plc, 7.75%, 2/15/17		610	774,931
FMG Resources August 2006 Property Ltd. (d):
6.88%, 2/01/18	USD	545	519,112
6.88%, 4/01/22		280	257,600
Global Brass and Copper, Inc., 9.50%, 6/01/19 (d)		460	484,150
Goldcorp, Inc., 2.00%, 8/01/14 (e)		1,650	1,901,625
Kaiser Aluminum Corp., 8.25%, 6/01/20 (d)		345	365,700
New Gold, Inc., 7.00%, 4/15/20 (d)		235	247,337
New World Resources NV, 7.88%, 5/01/18	EUR	1,055	1,320,344
Newmont Mining Corp., Series A, 1.25%,
7/15/14 (e)	USD	2,275	2,892,094
Novelis, Inc., 8.75%, 12/15/20		5,140	5,743,950
Schmolz + Bickenbach Luxembourg SA, 9.88%,
5/15/19	EUR	383	389,003
Steel Dynamics, Inc., 6.38%, 8/15/22 (d)	USD	375	388,125
Taseko Mines Ltd., 7.75%, 4/15/19		650	619,125
Vedanta Resources Plc, 8.25%, 6/07/21 (d)	GBP	435	415,425
			16,318,521
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17 (c)	USD	1,225	1,274,000
Oil, Gas & Consumable Fuels — 10.9%
Access Midstream Partners LP, 6.13%, 7/15/22		425	440,937
Alpha Appalachia Holdings, Inc., 3.25%,
8/01/15 (e)		1,263	1,133,542
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		490	441,000
6.25%, 6/01/21		405	362,475
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (d)		1,005	1,050,225
Berry Petroleum Co., 6.38%, 9/15/22		630	670,950
BreitBurn Energy Partners LP, 7.88%, 4/15/22 (d)		400	408,000
CCS, Inc., 11.00%, 11/15/15 (d)		880	910,800
Chaparral Energy, Inc., 7.63%, 11/15/22 (d)		340	359,550
Chesapeake Energy Corp.:
7.25%, 12/15/18		25	26,188
6.63%, 8/15/20		270	277,425
6.88%, 11/15/20		275	285,313
6.13%, 2/15/21		940	932,950

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Coffeyville Resources LLC, 9.00%, 4/01/15 (d)	USD	179	$190,635
Concho Resources, Inc.:
7.00%, 1/15/21		255	284,325
6.50%, 1/15/22		170	183,600
5.50%, 10/01/22		730	753,725
Consol Energy, Inc., 8.25%, 4/01/20		2,750	2,963,125
Continental Resources, Inc., 7.13%, 4/01/21		575	644,000
Copano Energy LLC, 7.13%, 4/01/21		465	485,925
Crosstex Energy LP:
8.88%, 2/15/18		280	298,900
7.13%, 6/01/22 (d)		235	233,825
Crown Oil Partners IV LP, 15.00%, 3/07/15		929	929,023
Denbury Resources, Inc., 8.25%, 2/15/20		70	79,450
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		860	958,900
7.75%, 6/15/19		1,390	1,476,875
EP Energy LLC/EP Energy Finance, Inc., 6.88%,
5/01/19 (d)		535	573,787
EP Energy LLC/Everest Acquisition Finance, Inc.,
7.75%, 9/01/22 (d)		325	325,813
EV Energy Partners LP, 8.00%, 4/15/19		220	227,150
Hilcorp Energy I LP, 7.63%, 4/15/21 (d)		1,165	1,281,500
Holly Energy Partners LP, 6.50%, 3/01/20 (d)		245	256,025
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (d)		540	573,750
Linn Energy LLC:
6.50%, 5/15/19 (d)		145	144,275
6.25%, 11/01/19 (d)		3,150	3,110,625
8.63%, 4/15/20		345	372,600
7.75%, 2/01/21		320	333,600
MarkWest Energy Partners LP:
6.25%, 6/15/22		125	132,813
5.50%, 2/15/23		350	357,875
Newfield Exploration Co., 6.88%, 2/01/20		1,205	1,316,462
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (d)		480	489,600
Oasis Petroleum, Inc.:
7.25%, 2/01/19		410	432,550
6.50%, 11/01/21		450	459,000
Offshore Group Investments Ltd.:
11.50%, 8/01/15 (d)		2,060	2,276,300
11.50%, 8/01/15		505	558,025
OGX Petroleo e Gas Participações SA (d):
8.50%, 6/01/18		3,760	3,337,000
8.38%, 4/01/22		885	752,250
PBF Holding Co. LLC, 8.25%, 2/15/20 (d)		460	480,700
PetroBakken Energy Ltd., 8.63%, 2/01/20 (d)		1,860	1,901,850
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (d)		690	736,575
Pioneer Natural Resources Co.:
6.88%, 5/01/18		715	865,650
7.50%, 1/15/20		225	281,401
Range Resources Corp.:
8.00%, 5/15/19		600	663,000
5.75%, 6/01/21		1,520	1,616,900
5.00%, 8/15/22		644	670,565
Sabine Pass Liquified Natural Gas LP, 7.50%,
11/30/16		945	1,011,150
Samson Investment Co., 9.75%, 2/15/20 (d)		134	138,020
SandRidge Energy, Inc.:
7.50%, 3/15/21 (d)		1,060	1,073,250
7.50%, 3/15/21		395	399,937
8.13%, 10/15/22 (d)		395	412,775
7.50%, 2/15/23 (d)		860	864,300
SESI LLC:
6.38%, 5/01/19		505	535,300
7.13%, 12/15/21		360	400,500

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	51

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
SM Energy Co.:
6.63%, 2/15/19	USD	205	$214,225
6.50%, 11/15/21		405	423,225
6.50%, 1/01/23 (d)		190	198,075
Vanguard Natural Resources, 7.88%, 4/01/20		420	420,000
			47,400,061
Paper & Forest Products — 1.6%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)		1,976	1,797,780
Boise Paper Holdings LLC:
9.00%, 11/01/17		90	99,675
8.00%, 4/01/20		180	198,900
Clearwater Paper Corp.:
10.63%, 6/15/16		625	698,438
7.13%, 11/01/18		885	966,862
Longview Fibre Paper & Packaging, Inc., 8.00%,
6/01/16 (d)		535	553,725
NewPage Corp., 11.38%, 12/31/14 (a)(h)		3,350	2,269,625
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (d)		200	210,500
			6,795,505
Pharmaceuticals — 1.0%
Capsugel Finance Co. SCA:
9.88%, 8/01/19	EUR	105	147,587
9.88%, 8/01/19 (d)		300	421,678
Pharmaceutical Product Development, Inc.,
9.50%, 12/01/19 (d)	USD	545	607,675
Spectrum Brands, Inc., 6.75%, 3/15/20 (d)		400	420,000
Valeant Pharmaceuticals
International (d):
6.50%, 7/15/16		1,915	2,020,325
6.75%, 8/15/21		880	893,200
			4,510,465
Professional Services — 0.4%
FTI Consulting, Inc., 6.75%, 10/01/20		1,450	1,547,875
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 6.75%, 6/01/19		1,875	2,010,937
The Rouse Co. LP, 6.75%, 11/09/15		805	848,269
			2,859,206
Real Estate Management & Development — 2.3%
CBRE Services, Inc., 6.63%, 10/15/20		520	568,100
Crescent Resources LLC/Crescent Ventures, Inc.,
10.25%, 8/15/17 (d)		1,100	1,127,500
Forest City Enterprises, Inc., 7.63%, 6/01/15		687	683,136
Realogy Corp.:
11.50%, 4/15/17		605	642,812
12.00%, 4/15/17		155	162,363
7.88%, 2/15/19 (d)		3,160	3,254,800
7.63%, 1/15/20 (d)		785	855,650
9.00%, 1/15/20 (d)		510	550,800
Shea Homes LP, 8.63%, 5/15/19		1,885	2,097,062
			9,942,223
Road & Rail — 1.3%
Florida East Coast Railway Corp., 8.13%, 2/01/17		650	682,500
The Hertz Corp.:
7.50%, 10/15/18		855	922,331
6.75%, 4/15/19 (d)		450	472,500
7.38%, 1/15/21		640	696,000
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	239	326,167
8.50%, 7/31/15 (d)		1,749	2,386,883
			5,486,381

Corporate Bonds	Par (000)		Value
Semiconductors & Semiconductor
Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17	USD	890	$867,750
Software — 1.3%
Audatex North America, Inc., 6.75%, 6/15/18 (d)		810	868,725
Infor US, Inc. (FKA Lawson Fortune, Inc.), 9.38%,
4/01/19 (d)		2,560	2,771,200
Nuance Communications, Inc., 5.38%, 8/15/20 (d)		1,360	1,390,600
Sophia LP, 9.75%, 1/15/19 (d)		666	715,950
			5,746,475
Specialty Retail — 2.8%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		565	624,325
Claire’s Stores, Inc., 9.00%, 3/15/19 (d)		765	793,687
House of Fraser Funding Plc:
8.88%, 8/15/18 (d)	GBP	439	619,518
8.88%, 8/15/18		222	313,287
Limited Brands, Inc.:
8.50%, 6/15/19	USD	1,255	1,506,000
5.63%, 2/15/22		250	263,125
Party City Holdings, Inc., 8.88%, 8/01/20 (d)		1,222	1,292,265
Penske Automotive Group, Inc., 5.75%,
10/01/22 (d)		835	851,700
Phones4u Finance Plc, 9.50%, 4/01/18 (d)	GBP	570	873,397
QVC, Inc. (d):
7.13%, 4/15/17	USD	355	375,491
7.50%, 10/01/19		970	1,074,774
7.38%, 10/15/20		455	506,993
5.13%, 7/02/22		662	693,871
Sally Holdings LLC:
6.88%, 11/15/19		840	938,700
5.75%, 6/01/22		670	721,088
Sonic Automotive, Inc., 9.00%, 3/15/18		580	633,650
			12,081,871
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		675	700,312
Trading Companies & Distributors — 0.7%
Ashtead Capital, Inc., 6.50%, 7/15/22 (d)		765	795,600
Doric Nimrod Air Finance Alpha Ltd.,
Series 2012-1 (d):
Class A, 5.13%, 11/30/24		1,200	1,218,000
Class B, 6.50%, 5/30/21		900	910,638
			2,924,238
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (d)		665	700,744
Wireless Telecommunication Services — 4.2%
Cricket Communications, Inc.:
7.75%, 5/15/16		830	875,650
7.75%, 10/15/20		345	334,650
Digicel Group Ltd. (d):
9.13%, 1/15/15		2,864	2,892,640
8.25%, 9/01/17		1,720	1,823,200
10.50%, 4/15/18		1,490	1,609,200
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	296	403,024
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	1,210	1,252,350
NII Capital Corp., 7.63%, 4/01/21		539	416,378
SBA Telecommunications, Inc., 5.75%, 7/15/20 (d)		443	462,935
Sprint Capital Corp., 6.88%, 11/15/28		2,821	2,553,005
Sprint Nextel Corp. (d):
9.00%, 11/15/18		2,760	3,256,800
7.00%, 3/01/20		2,060	2,255,700
			18,135,532
Total Corporate Bonds — 104.6%			455,877,340

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Airlines — 0.2%
Delta Air Lines, Inc., Term Loan B, 5.50%, 4/20/17	USD	653	$657,704
Auto Components — 0.6%
Federal-Mogul Corp., Term Loan B, 2.17%, 12/29/14		1,741	1,661,344
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		765	767,234
			2,428,578
Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		764	773,663
Capital Markets — 0.7%
American Capital Holdings, Term Loan, 5.50%, 7/19/16		1,255	1,259,706
Nuveen Investments, Inc.:
Incremental Term Loan, 7.25%, 5/13/17		1,045	1,049,703
Second Lien Term Loan, 8.25%, 2/28/19		640	644,000
			2,953,409
Chemicals — 0.7%
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19		265	267,486
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		1,776	1,778,142
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan B, 3.98%, 7/30/14		325	318,975
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		534	497,129
			2,861,732
Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		742	741,375
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16		975	984,750
Volume Services America, Inc., Term Loan B, 10.50% – 10.75%, 9/16/16		1,572	1,572,000
			3,298,125
Communications Equipment — 0.8%
Avaya, Inc., Term Loan B1, 3.18%, 10/24/14		393	377,206
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19		3,210	3,257,155
			3,634,361
Construction & Engineering — 0.7%
Safway Services LLC, Mezzanine Loan, 15.63%, 12/16/17		3,250	3,250,000
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		1,730	1,767,489
Consumer Finance — 1.7%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		7,825	7,556,994
Diversified Consumer Services — 0.1%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		224	218,364
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		13	12,860
Term Loan, 2.75% – 2.97%, 7/24/14		130	129,139
			360,363
Diversified Financial Services — 0.5%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		1,935	1,939,837
DIP Term Loan A2, 6.75%, 11/18/13		285	288,326
			2,228,163

Floating Rate Loan Interests (c)	Par (000)		Value
Diversified Telecommunication Services — 0.5%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16	USD	515	$516,030
2019 Term Loan B, 5.25%, 8/01/19		420	420,613
Term Loan B3, 5.75%, 8/31/18		1,300	1,303,432
			2,240,075
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		428	423,022
Energy Equipment & Services — 2.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		3,068	3,182,903
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		5,616	5,878,663
Tervita Corp., Incremental Term Loan, 6.50%, 10/17/14		423	422,524
			9,484,090
Food & Staples Retailing — 0.0%
US Foods, Inc. (FKA US Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17		119	114,742
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		1,300	1,307,800
Health Care Equipment & Supplies — 0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		740	742,464
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		1,177	1,181,464
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		435	438,263
			2,362,191
Health Care Providers & Services — 0.5%
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		664	643,731
Term Loan A, 8.50%, 3/02/15		514	504,009
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		1,069	994,998
			2,142,738
Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		315	276,904
Incremental Term Loan B4, 9.50%, 10/31/16		751	765,961
Term Loan B1, 3.24%, 1/28/15		629	596,636
Term Loan B2, 3.24%, 1/28/15		693	657,580
Term Loan B3, 3.24% – 3.46%, 1/28/15		1,507	1,428,755
OSI Restaurant Partners LLC:
Revolver, 2.49% – 2.56%, 6/14/13		15	14,699
Term Loan B, 2.56%, 6/14/14		149	148,147
Sabre, Inc., Non-Extended Initial Term Loan, 2.23%, 9/30/14		99	97,590
Station Casinos, Inc., Term Loan B1, 3.23%, 6/17/16		1,343	1,276,246
Travelport LLC:
Extended Tranche A Term Loan, 6.44%, 9/28/12		298	89,457
Extended Tranche B Term Loan, 13.94%, 12/01/16		961	76,909
			5,428,884
Industrial Conglomerates — 0.1%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		278	278,296
Term Loan, 3.69% – 3.72%, 12/03/14		235	233,386
			511,682

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	53

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
IT Services — 0.3%
Ceridian Corp., Extended Term Loan, 5.99%, 5/09/17	USD	107	$106,839
First Data Corp., Extended 2018 Term Loan B, 4.24%, 3/23/18		1,220	1,151,887
			1,258,726
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		1,013	1,003,506
Machinery — 0.5%
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		1,046	1,051,108
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		915	918,997
			1,970,105
Media — 4.8%
Affinion Group, Inc., Term Loan B, 5.00%, 7/16/15		69	58,842
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14		497	457,911
Tranche 1 Incremental, 7.50%, 7/03/14		2,640	2,541,000
Cequel Communications LLC, Term Loan B, 4.00%, 2/14/19		738	736,615
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		2,993	2,317,669
Term Loan C, 3.88%, 1/28/16		598	454,885
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		675	679,556
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		9,826	9,857,906
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		635	635,436
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,450	2,463,279
Univision Communications, Inc., Extended Term Loan, 4.48%, 3/31/17		468	451,984
			20,655,083
Metals & Mining — 0.1%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18		660	646,800
Multiline Retail — 0.4%
HEMA Holding BV, Mezzanine, 8.64%, 7/05/17	EUR	1,731	1,807,502
Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17	USD	1,845	1,848,967
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,561	1,560,799
			3,409,766
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14		605	585,338
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		950	958,911
Verso Paper Finance Holdings LLC, Term Loan, 6.50% – 7.24%, 2/01/13		2,314	1,157,214
			2,701,463
Pharmaceuticals — 0.5%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,478	1,471,960
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		487	492,529
			1,964,489

Floating Rate Loan Interests (c)	Par (000)		Value
Professional Services — 0.1%
Truven Health Analytics, Term Loan B, 6.75%, 6/06/19	USD	575	$579,071
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan A1, 5.00%, 6/28/13		2,340	2,341,899
Real Estate Management & Development — 0.4%
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16		166	159,839
Extended Term Loan, 4.49%, 10/10/16		1,173	1,132,330
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		285	283,575
			1,575,744
Semiconductors & Semiconductor Equipment — 0.0%
NXP BV, Term Loan A-2, 5.50%, 3/03/17		104	105,715
Software — 0.4%
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18		1,900	1,919,772
Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 2.98% – 3.20%, 5/29/14		601	589,495
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,746	1,729,618
Wireless Telecommunication Services — 1.0%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		99	98,815
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16 (b)		4,022	4,102,313
			4,201,128
Total Floating Rate Loan Interests — 23.9%			104,245,687

Other Interests (j)	Beneficial Interest (000)
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (a)	4,870	49
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (a)	950	9
Media — 0.0%
Adelphia Escrow	1,300	13
Adelphia Recovery Trust (a)	1,630	163
		176
Total Other Interests — 0.0%		234

Preferred Securities	Par (000)
Capital Trusts — 0.2%
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (c)	1,335	801,000

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Auto Components — 0.4%
Dana Holding Corp., 4.00% (d)(e)	12,760	$1,491,325
Diversified Financial Services — 1.4%
Ally Financial, Inc., 7.00% (d)	6,825	6,214,802
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 7.00% (a)	40,000	48,000
Freddie Mac, Series Z, 8.38% (a)	110,157	102,446
		150,446
Total Preferred Stocks — 1.8%		7,856,573

Trust Preferreds
Diversified Financial Services — 0.8%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	119,490	2,952,932
RBS Capital Funding Trust VII, 6.08% (a)(c)(h)(k)	44,200	757,588
Total Trust Preferreds — 0.8%		3,710,520
Total Preferred Securities — 2.8%		12,368,093

Warrants (l)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	54,577	1
Media — 0.0%
New Vision Holdings LLC (Expires 9/30/14)	26,189	—
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	525	—
HMH Holdings/EduMedia (Issued/Exercisable
3/09/10, 19 Shares for 1 Warrant, Expires
6/22/19, Strike Price $42.27)	1,835	—
Total Warrants — 0.0%		1
Total Investments (Cost — $594,142,867) — 139.6%		608,749,814
Liabilities in Excess of Other Assets — (39.6)%		(172,794,791)
Net Assets — 100.0%		$435,955,023

(a)	Non-income producing security.

(b)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(c)	Variable rate security. Rate shown is as of report date.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date. (g) When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs Group, Inc.	$2,532,262	$31,263

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	All or a portion of security has been pledged as collateral in connection with swaps.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2 (a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	941,235	(941,235)	—	$991

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial future contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
182	S&P 500 E-Mini Index	Chicago Mercantile	September 2012	USD	12,786,410	$(879,524)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	140,000	USD	220,061	Citigroup, Inc.	10/17/12	$2,205
GBP	256,000	USD	401,064	Citigroup, Inc.	10/17/12	5,365
USD	115,144	AUD	114,000	Citigroup, Inc.	10/17/12	(2,175)
USD	200,385	AUD	197,000	UBS AG	10/17/12	(2,351)
USD	4,951,372	CAD	5,028,500	UBS AG	10/17/12	(145,216)
USD	517,032	GBP	330,000	Citigroup, Inc.	10/17/12	(6,881)
USD	152,004	GBP	97,000	Citigroup, Inc.	10/17/12	(1,995)
USD	142,615	GBP	92,000	Deutsche Bank AG	10/17/12	(3,446)
USD	5,660,029	GBP	3,646,000	UBS AG	10/17/12	(128,422)
USD	426,542	GBP	275,000	UBS AG	10/17/12	(10,053)
USD	144,270	GBP	93,000	UBS AG	10/17/12	(3,379)
USD	61,158	GBP	39,000	UBS AG	10/17/12	(759)
EUR	175,000	USD	213,055	Citigroup, Inc.	10/22/12	7,174
EUR	390,000	USD	483,296	Citigroup, Inc.	10/22/12	7,499
EUR	1,000,000	USD	1,224,283	Citigroup, Inc.	10/22/12	34,166
USD	30,263,810	EUR	24,685,000	Citigroup, Inc.	10/22/12	(800,994)
USD	869,708	EUR	700,000	Citigroup, Inc.	10/22/12	(11,206)
USD	256,913	EUR	209,000	Citigroup, Inc.	10/22/12	(6,103)
USD	24,749	EUR	20,000	Citigroup, Inc.	10/22/12	(420)
USD	122,847	EUR	99,000	Royal Bank of Scotland Group Plc	10/22/12	(1,740)
USD	585,153	EUR	474,000	UBS AG	10/22/12	(11,351)
USD	377,625	EUR	306,000	UBS AG	10/22/12	(7,460)
USD	192,990	EUR	157,000	UBS AG	10/22/12	(4,586)
Total						$(1,092,128)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	55

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	160	$(11,861)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	135	(11,087)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	260	(18,522)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	140	(7,147)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	135	(7,736)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	USD	470	8,548
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD	350	(7,845)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD	1,050	(24,193)
Total						$(79,843)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Air Lease Corp.	5.00%	Goldman Sachs Group, Inc.	2/14/13	Not Rated	USD	800	$13,264
CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	BB–	USD	5,000	650,314
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B	USD	750	62,823
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	USD	475	40,119
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	USD	475	42,751
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/16	B	USD	200	23,894
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/16	B	USD	450	39,429
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/16	B	USD	200	23,236
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/17	B	USD	305	20,133
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B–	USD	720	10,262
Ford Motor Co.	5.00%	Deutsche Bank AG	3/20/17	BB+	USD	2,200	96,904
Goodyear Tire & Rubber Co.	5.00%	Deutsche Bank AG	6/20/17	B+	USD	480	22,367

Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows (concluded):

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Goodyear Tire & Rubber Co.	5.00%	Goldman Sachs Group, Inc.	6/20/17	B+	USD	500	$17,619
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB–	USD	2,400	195,516
Level 3 Communica- tions, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/19	CCC	USD	1,600	43,737
Total							$1,302,368

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Series 18, Version 2	5.00%	Credit Suisse Group AG	6/20/17	USD 2,871	$(9,310)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments: Common Stocks	$28,170,818	$1,082,501	$7,005,140	$36,258,459
Corporate Bonds	—	450,952,419	4,924,921	455,877,340
Floating Rate Loan Interests	—	84,784,618	19,461,069	104,245,687
Other Interests	163	—	71	234
Preferred Securities	3,860,966	8,507,127	—	12,368,093
Warrants	—	—	1	1
Total	$32,031,947	$545,326,665	$31,391,202	$608,749,814

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$441,560	$869,356	$1,310,916
Foreign currency exchange contracts	—	56,409	—	56,409
Liabilities:
Credit contracts	—	(97,701)	—	(97,701)
Equity contracts	$(879,524)	—	—	(879,524)
Foreign currency exchange contracts	—	(1,148,537)	—	(1,148,537)
Total	$(879,524)	$(748,269)	$869,356	$(758,437)

[1]

Derivative financial instruments are swaps, financial futures contracts, and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,867,598	—	—	$1,867,598
Foreign currency at value	550,512	—	—	550,512
Cash pledged as collateral for financial futures contracts	765,000	—	—	765,000
Cash pledged as collateral for swaps	400,000	—	—	400,000
Liabilities:
Cash received as collateral for swaps	—	$(600,000)	—	(600,000)
Loan payable	—	(181,000,000)	—	(181,000,000)
Total	$3,583,110	$(181,600,000)	—	$(178,016,890)

Prior to February 29, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to February 29, 2012. For the interim period March 1, 2012 through August 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. As of February 29, 2012, the Trust used observable inputs in determining the value of certain equity securities. During the year, the Trust began valuing these securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $11,090,417 transferred from Level 2 to Level 1 in the disclosure hierarchy.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Trust’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[2]	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs[3]
Assets:
Common Stocks	$7,005,132	Market Comparable Companies Cost	EBITDA Multiple Forward EBITDA Multiple N/A4	5.9x 4.6x —	5.9x 4.6x —
Corporate Bonds	4,523,611	Market Comparable Companies Cost	Yield EBITDA Multiple N/A4	9.67% 6.0x —	9.67% 6.0x —
Floating Rate Loan Interests	5,554,954	Market Comparable Companies Cost	Illiquidity Discount Yield N/A4	50% 9.65% —	50% 9.65% —
Total[5]	$17,083,697

[2]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Forward EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Illiquidity Discount	Decrease	Increase

[3]	Unobservable inputs are weighted based on the value of the investments included in the range.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	57

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

[4]

The Trust fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.

[5]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of August 31, 2011	$3,689,799	$6,541,570	$14,112,734	$3,081,895	$503,497	$382,599	$28,312,094
Transfers into Level 3[1]	3,081,876 [2]	—	5,487,806	—	—	—	8,569,682
Transfers out of Level 3[3]	—	—	(2,529,625)	(3,081,872)[2]	—	—	(5,611,497)
Accrued discounts/premiums	—	6,060	200,544	—	—	—	206,604
Net realized gain (loss)	(1,658,754)	(3,660,373)	48,617	—	592,350	(293,874)	(4,972,034)
Net change in unrealized appreciation/depreciation[4]	93,110	3,647,602	(1,178,187)	48	(503,497)	(88,724)	1,970,352
Purchases	1,810,765	1,068,488	5,354,106	—	—	—	8,233,359
Sales	(11,656)	(2,678,426)	(2,034,926)	—	(592,350)	—	(5,317,358)
Closing Balance, as of August 31, 2012	$7,005,140	$4,924,921	$19,461,069	$71	—	$1	$31,391,202

[1]

As of August 31, 2011, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $5,487,810 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

Transfers into and out of Level 3 are the result of a reclassification of certain Level 3 investments between Common Stocks and Other Interests and not the result of the investments transferring into or out of Level 3.

[3]

As of August 31, 2011, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $2,529,625 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $(2,542,944).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Assets:
Opening balance, as of August 31, 2011	—
Transfers into Level 3[5]	—
Transfers out of Level 3[5]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[6]	$869,356
Purchases	—
Issues[7]	—
Sales	—
Settlements[8]	—
Closing Balance, as of August 31, 2012	$869,356

[5]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[6]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of August 31, 2012 was $869,356.

[7]	Issues represent upfront cash received on certain derivative financial instruments.

[8]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.4%
Delphi Automotive Plc	16,057	$486,354
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd.	100,092,440	663,713
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd.	35,081	4,560
Media — 0.1%
Cumulus Media, Inc., Class A	40,597	112,454
Software — 0.2%
Bankruptcy Management Solutions, Inc.	251	3
HMH Holdings/EduMedia	9,409	230,515
		230,518
Total Common Stocks — 1.2%		1,497,599

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	100	107,000
7.13%, 3/15/21		140	151,550
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		398	423,870
			682,420
Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		276	281,313
Series 2, 12.38%, 8/16/15		279	284,580
			565,893
Airlines — 1.3%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		504	533,899
Continental Airlines, Inc., Series 2010-1, Class B, 6.00%, 7/12/20		178	178,906
Delta Air Lines, Inc.:
Series 2002-1, Class G-1, 6.72%, 7/02/24		273	296,120
Series 2009-1-B, 9.75%, 6/17/18		93	100,817
US Airways Pass-Through Trust, Class C:
Series 2011-1, 10.88%, 10/22/14		305	312,636
Series 2012-1, 9.13%, 10/01/15		200	204,000
			1,626,378
Auto Components — 1.8%
Dana Holding Corp., 6.75%, 2/15/21		200	215,500
Delphi Corp., 6.13%, 5/15/21		80	88,000
Icahn Enterprises LP, 8.00%, 1/15/18		1,510	1,608,150
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		155	162,169
International Automotive Components Group SL, 9.13%, 6/01/18 (b)		20	19,175
Titan International, Inc., 7.88%, 10/01/17		190	199,025
			2,292,019
Beverages — 0.3%
Crown European Holdings SA:
7.13%, 8/15/18	EUR	100	138,358
7.13%, 8/15/18 (b)		167	231,058
			369,416
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (b)	USD	25	25,041

Corporate Bonds	Par (000)		Value
Building Products — 0.8%
Building Materials Corp. of America (b):
7.00%, 2/15/20	USD	250	$270,625
6.75%, 5/01/21		350	382,375
Momentive Performance Materials, Inc., 11.50%, 12/01/16		170	103,700
USG Corp., 9.75%, 1/15/18		270	289,575
			1,046,275
Capital Markets — 0.9%
E*Trade Financial Corp.:
12.50%, 11/30/17 (c)		485	553,506
Series A, 11.15%, 8/31/19 (d)(e)		295	252,225
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)		300	339,586
			1,145,317
Chemicals — 4.0%
Celanese US Holdings LLC, 5.88%, 6/15/21		810	895,050
Chemtura Corp., 7.88%, 9/01/18		145	156,237
Hexion US Finance Corp.:
6.63%, 4/15/20 (b)		105	106,050
9.00%, 11/15/20		145	123,975
Huntsman International LLC, 8.63%, 3/15/21		80	91,600
INEOS Finance Plc (b):
8.38%, 2/15/19		400	421,000
7.50%, 5/01/20		195	198,900
INEOS Group Holdings Plc, 8.50%, 2/15/16 (b)		75	70,688
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	148	202,360
Kraton Polymers LLC, 6.75%, 3/01/19	USD	55	56,375
LyondellBasell Industries NV, 5.75%, 4/15/24 (b)		1,210	1,370,325
Nexeo Solutions LLC, 8.38%, 3/01/18		85	83,088
PolyOne Corp., 7.38%, 9/15/20		100	109,250
TPC Group LLC, 8.25%, 10/01/17		155	170,112
Tronox Finance LLC, 6.38%, 8/15/20 (b)		835	843,350
			4,898,360
Commercial Banks — 1.1%
CIT Group, Inc.:
7.00%, 5/02/16 (b)		632	633,600
5.25%, 3/15/18		240	250,200
5.50%, 2/15/19 (b)		240	250,200
5.00%, 8/15/22		260	261,970
			1,395,970
Commercial Services & Supplies — 1.9%
ARAMARK Corp., 8.50%, 2/01/15		166	170,152
ARAMARK Holdings Corp., 8.63%, 5/01/16 (b)(c)		190	194,514
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		230	236,152
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		171	180,616
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		9	9,090
Casella Waste Systems, Inc., 7.75%, 2/15/19		214	211,860
Clean Harbors, Inc., 5.25%, 8/01/20 (b)		233	239,116
Covanta Holding Corp., 6.38%, 10/01/22		280	306,144
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (b)		97	102,578
Mobile Mini, Inc., 7.88%, 12/01/20		165	176,963
RSC Equipment Rental, Inc., 8.25%, 2/01/21		392	429,240
West Corp., 8.63%, 10/01/18		65	65,975
			2,322,400
Communications Equipment — 1.8%
Avaya, Inc., 9.75%, 11/01/15		310	268,925
Frontier Communications Corp., 6.25%, 1/15/13		400	407,000
Hughes Satellite Systems Corp., 6.50%, 6/15/19		180	192,825
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		690	733,125
10.13%, 7/01/20		560	600,600
			2,202,475

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	59

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (e)	USD	100	$110,750
Construction & Engineering — 0.2%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)		90	93,375
H&E Equipment Services, Inc., 7.00%, 9/01/22 (b)		145	150,437
URS Corp., 5.00%, 4/01/22 (b)		30	30,420
			274,232
Construction Materials — 1.3%
HD Supply, Inc. (b):
8.13%, 4/15/19		680	737,800
11.00%, 4/15/20		655	720,500
Xefin Lux SCA, 8.00%, 6/01/18 (b)	EUR	113	138,578
			1,596,878
Consumer Finance — 0.8%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	220	242,000
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		270	300,559
12.00%, 5/15/15		330	410,850
			953,409
Containers & Packaging — 1.5%
Ardagh Packaging Finance Plc (b):
7.38%, 10/15/17	EUR	285	379,085
9.13%, 10/15/20	USD	200	209,000
9.13%, 10/15/20		200	208,000
Berry Plastics Corp.:
4.34%, 9/15/14 (f)		135	132,975
8.25%, 11/15/15		55	57,888
9.75%, 1/15/21		195	215,962
GCL Holdings SCA, 9.38%, 4/15/18 (b)	EUR	120	146,408
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	175	195,125
OI European Group BV, 6.88%, 3/31/17	EUR	100	129,868
Sealed Air Corp., 8.38%, 9/15/21 (b)	USD	85	95,625
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		80	83,600
			1,853,536
Distributors — 0.6%
VWR Funding, Inc., 7.25%, 9/15/17 (b)(g)		710	718,875
Diversified Consumer Services — 0.3%
Laureate Education, Inc., 9.25%, 9/01/19 (b)		270	270,000
ServiceMaster Co., 8.00%, 2/15/20		85	90,631
			360,631
Diversified Financial Services — 4.3%
Aircastle, Ltd., 6.75%, 4/15/17		200	216,000
Ally Financial, Inc.:
7.50%, 12/31/13		90	96,188
8.00%, 11/01/31		1,520	1,797,400
Boparan Holdings Ltd. (b):
9.75%, 4/30/18	EUR	100	132,226
9.88%, 4/30/18	GBP	100	166,053
CNG Holdings, Inc., 9.38%, 5/15/20 (b)	USD	135	137,700
DPL, Inc., 7.25%, 10/15/21 (b)		530	604,200
General Motors Financial Co., Inc., 6.75%, 6/01/18		140	155,224
Leucadia National Corp., 8.13%, 9/15/15		378	426,195
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	71	92,206
7.13%, 4/15/19	USD	115	123,912
9.75%, 4/15/19		100	101,625
7.88%, 8/15/19		250	278,125
9.88%, 8/15/19		575	608,062
8.25%, 2/15/21		100	98,250

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
WMG Acquisition Corp.:
9.50%, 6/15/16	USD	55	$60,088
11.50%, 10/01/18		190	208,525
			5,301,979
Diversified Telecommunication Services — 2.4%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12 (a)(h)		480	324,000
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)		270	289,575
ITC Deltacom, Inc., 10.50%, 4/01/16		140	150,850
Level 3 Communications, Inc.:
6.50%, 10/01/16		125	172,813
8.88%, 6/01/19 (b)		145	147,900
Level 3 Financing, Inc.:
8.13%, 7/01/19		913	956,367
7.00%, 6/01/20 (b)		252	250,740
8.63%, 7/15/20		385	411,950
Windstream Corp.:
8.13%, 8/01/13		112	118,160
7.88%, 11/01/17		163	177,262
			2,999,617
Electric Utilities — 0.5%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		130	140,058
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	350	438,161
			578,219
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 9/01/22 (b)	USD	160	160,400
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		170	186,150
Jabil Circuit, Inc., 8.25%, 3/15/18		105	126,000
Micron Technology, Inc., 2.38%, 5/01/32 (b)(e)		192	182,640
			494,790
Energy Equipment & Services — 3.5%
Atwood Oceanics, Inc., 6.50%, 2/01/20		65	69,388
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		185	181,300
Compagnie Générale de Géophysique, Veritas:
7.75%, 5/15/17		170	177,650
6.50%, 6/01/21		595	619,544
Forbes Energy Services Ltd., 9.00%, 6/15/19		165	160,050
FTS International Services LLC/FTS International Bonds Inc., 8.13%, 11/15/18 (b)		795	820,837
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (b)		70	71,400
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		140	142,800
Key Energy Services, Inc., 6.75%, 3/01/21		205	208,588
MEG Energy Corp. (b):
6.50%, 3/15/21		545	573,612
6.38%, 1/30/23		200	208,500
Oil States International, Inc., 6.50%, 6/01/19		140	148,750
Peabody Energy Corp.:
6.25%, 11/15/21 (b)		640	651,200
7.88%, 11/01/26		170	181,475
Precision Drilling Corp.:
6.63%, 11/15/20		35	36,750
6.50%, 12/15/21		135	141,750
			4,393,594
Food & Staples Retailing — 0.1%
Rite Aid Corp., 9.25%, 3/15/20		165	169,538

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products — 0.4%
Del Monte Corp., 7.63%, 2/15/19	USD	27	$26,966
Post Holdings, Inc., 7.38%, 2/15/22 (b)		195	205,481
Smithfield Foods, Inc., 6.63%, 8/15/22		256	262,080
			494,527
Health Care Equipment & Supplies — 1.5%
Biomet, Inc.:
10.00%, 10/15/17		90	95,231
6.50%, 8/01/20 (b)(c)		313	324,738
DJO Finance LLC:
10.88%, 11/15/14		239	249,456
8.75%, 3/15/18 (b)		200	212,500
7.75%, 4/15/18		50	45,750
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (b)		48	53,820
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		505	581,381
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)		125	113,438
Teleflex, Inc., 6.88%, 6/01/19		130	139,100
			1,815,414
Health Care Providers & Services — 7.6%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		255	265,200
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		395	407,344
7.13%, 7/15/20		202	211,595
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	200	269,169
Crown Newco 3 Plc, 7.00%, 2/15/18 (b)	GBP	200	319,952
DaVita, Inc., 5.75%, 8/15/22	USD	408	424,320
HCA, Inc.:
8.50%, 4/15/19		60	67,650
6.50%, 2/15/20		1,075	1,181,156
7.88%, 2/15/20		40	44,650
7.25%, 9/15/20		1,400	1,551,375
Hologic, Inc., 6.25%, 8/01/20 (b)		703	744,301
IASIS Healthcare LLC, 8.38%, 5/15/19		683	651,411
INC Research LLC, 11.50%, 7/15/19 (b)		185	181,300
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		55	46,338
Omnicare, Inc., 7.75%, 6/01/20		450	496,125
PSS World Medical, Inc., 6.38%, 3/01/22		65	68,738
Symbion, Inc., 8.00%, 6/15/16		155	156,647
Tenet Healthcare Corp.:
10.00%, 5/01/18		352	404,800
6.25%, 11/01/18		150	162,844
8.88%, 7/01/19		1,260	1,433,250
United Surgical Partners International, Inc., 9.00%, 4/01/20 (b)		125	134,219
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (b)		205	213,712
			9,436,096
Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		1,125	1,321,875
Hotels, Restaurants & Leisure — 4.1%
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		625	673,437
10.00%, 12/15/18		1,819	1,145,970
Caesars Operating Escrow LLC (b):
8.50%, 2/15/20		135	133,144
9.00%, 2/15/20		734	730,330
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)		200	208,000
Diamond Resorts Corp., 12.00%, 8/15/18		550	585,063
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)		60	58,500
MGM Resorts International:
10.38%, 5/15/14		95	107,825
11.13%, 11/15/17		790	878,875

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
MTR Gaming Group, Inc., 11.50%, 8/01/19 (c)	USD	65	$67,121
Travelport LLC:
5.09%, 9/01/14 (f)		85	60,350
9.88%, 9/01/14		20	15,900
9.00%, 3/01/16		60	42,600
6.46%, 12/01/16 (b)(c)(f)		191	147,629
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(h)		215	—
Wynn Las Vegas LLC, 5.38%, 3/15/22 (b)		270	276,075
			5,130,819
Household Durables — 1.9%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (b)		15	15,338
Jarden Corp., 7.50%, 1/15/20	EUR	140	189,739
Libbey Glass, Inc., 6.88%, 5/15/20 (b)	USD	270	287,887
Pulte Group, Inc., 6.38%, 5/15/33		85	73,950
Ryland Group, Inc., 6.63%, 5/01/20		160	168,800
Standard Pacific Corp.:
10.75%, 9/15/16		890	1,074,675
8.38%, 1/15/21		480	535,200
			2,345,589
Household Products — 0.5%
Ontex IV SA, 7.50%, 4/15/18 (b)	EUR	100	127,667
Spectrum Brands Holdings, Inc.:
9.50%, 6/15/18	USD	160	182,600
9.50%, 6/15/18 (b)		270	308,137
			618,404
Independent Power Producers & Energy Traders — 3.4%
The AES Corp., 7.38%, 7/01/21		125	143,125
Calpine Corp. (b):
7.25%, 10/15/17		80	85,600
7.50%, 2/15/21		45	49,950
7.88%, 1/15/23		200	226,000
Energy Future Holdings Corp., 10.00%, 1/15/20		825	909,562
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (b)		135	137,869
10.00%, 12/01/20		1,341	1,505,272
11.75%, 3/01/22 (b)		270	287,550
GenOn REMA LLC, 9.24%, 7/02/17		107	114,780
Laredo Petroleum, Inc.:
9.50%, 2/15/19		340	385,900
7.38%, 5/01/22		165	177,375
QEP Resources, Inc., 5.38%, 10/01/22		148	151,700
			4,174,683
Industrial Conglomerates — 2.4%
Sequa Corp. (b):
11.75%, 12/01/15		1,060	1,113,000
13.50%, 12/01/15		1,770	1,875,713
			2,988,713
Insurance — 1.1%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		800	827,000
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		168	183,750
Genworth Financial, Inc., 7.63%, 9/24/21		190	194,142
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		120	107,400
			1,312,292
IT Services — 3.0%
Ceridian Corp., 8.88%, 7/15/19 (b)		650	697,125
Epicor Software Corp., 8.63%, 5/01/19		230	236,900

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	61

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
IT Services (concluded)
First Data Corp.:
7.38%, 6/15/19 (b)	USD	700	$722,750
6.75%, 11/01/20 (b)		395	392,038
8.25%, 1/15/21 (b)		285	282,506
12.63%, 1/15/21		763	772,537
SunGard Data Systems, Inc.:
7.38%, 11/15/18		250	265,625
7.63%, 11/15/20		280	300,300
			3,669,781
Machinery — 1.2%
SPX Corp., 6.88%, 9/01/17		80	88,800
UR Financing Escrow Corp. (b):
5.75%, 7/15/18		114	120,555
7.38%, 5/15/20		195	206,700
7.63%, 4/15/22		957	1,033,560
			1,449,615
Media — 14.3%
Affinion Group, Inc., 7.88%, 12/15/18		365	260,975
AMC Networks, Inc., 7.75%, 7/15/21		100	113,250
CCH II LLC, 13.50%, 11/30/16		637	697,672
CCO Holdings LLC:
6.50%, 4/30/21		563	603,817
5.25%, 9/30/22		430	425,700
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)		575	605,187
Checkout Holding Corp., 16.03%, 11/15/15 (b)(d)		310	189,100
Cinemark USA, Inc., 8.63%, 6/15/19		120	134,400
Clear Channel Communications, Inc., 9.00%, 3/01/21		491	421,033
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		686	742,595
Series B, 9.25%, 12/15/17		2,436	2,646,105
Series B, 7.63%, 3/15/20		717	695,490
Cox Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18		328	327,854
Loan Close 3, 4.00%, 8/15/18		375	374,832
Shares Loan, 12.00%, 8/15/18		386	386,583
CSC Holdings LLC, 8.50%, 4/15/14		180	197,775
DISH DBS Corp., 5.88%, 7/15/22 (b)		510	513,825
Harron Communications LP, 9.13%, 4/01/20 (b)		140	151,550
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)		365	393,288
Intelsat Luxembourg SA:
11.25%, 6/15/16		395	415,738
11.25%, 2/04/17		270	283,500
11.50%, 2/04/17 (c)		545	572,250
Interactive Data Corp., 10.25%, 8/01/18		615	693,412
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		155	173,213
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (b)	EUR	155	210,068
Lamar Media Corp., 5.88%, 2/01/22	USD	65	68,900
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		335	358,450
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		261	291,015
Nielsen Finance LLC:
11.63%, 2/01/14		72	81,720
7.75%, 10/15/18		970	1,091,250
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (b)	GBP	100	157,594
ProQuest LLC, 9.00%, 10/15/18 (b)	USD	230	211,025
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(e)(h)		1,427	714
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)		220	234,850
Unitymedia GmbH:
9.63%, 12/01/19	EUR	100	141,345
9.63%, 12/01/19 (b)		245	346,296
9.50%, 3/15/21		190	272,738

Corporate Bonds	Par (000)		Value
Media (concluded)
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17 (b)	USD	557	$602,953
7.50%, 3/15/19	EUR	304	418,696
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	200	224,500
UPCB Finance II Ltd., 6.38%, 7/01/20 (b)	EUR	371	487,643
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	130	133,900
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	175	241,576
Ziggo Finance BV, 6.13%, 11/15/17 (b)		96	128,899
			17,723,276
Metals & Mining — 3.3%
FMG Resources August 2006 Property Ltd. (b):
6.88%, 2/01/18	USD	160	152,400
6.88%, 4/01/22		85	78,200
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)(h)		130	136,825
Goldcorp, Inc., 2.00%, 8/01/14 (e)		460	530,150
Kaiser Aluminum Corp., 8.25%, 6/01/20 (b)		100	106,000
New Gold, Inc., 7.00%, 4/15/20 (b)		65	68,413
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)		670	851,737
Novelis, Inc., 8.75%, 12/15/20		1,525	1,704,187
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)		105	108,675
Taseko Mines Ltd., 7.75%, 4/15/19		190	180,975
Vedanta Resources Plc, 8.25%, 6/07/21 (b)		200	191,000
			4,108,562
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17 (f)		351	365,040
Oil, Gas & Consumable Fuels — 10.7%
Access Midstream Partners LP, 6.13%, 7/15/22		120	124,500
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (e)		352	315,920
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		140	126,000
6.25%, 6/01/21		115	102,925
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (b)		100	104,500
Berry Petroleum Co., 6.38%, 9/15/22		180	191,700
BreitBurn Energy Partners LP, 7.88%, 4/15/22 (b)		115	117,300
CCS, Inc., 11.00%, 11/15/15 (b)		250	258,750
Chaparral Energy, Inc., 7.63%, 11/15/22 (b)		95	100,463
Chesapeake Energy Corp.:
7.25%, 12/15/18		5	5,238
6.63%, 8/15/20		80	82,200
6.88%, 11/15/20		80	83,000
6.13%, 2/15/21		265	263,012
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		52	55,380
Concho Resources, Inc.:
7.00%, 1/15/21		75	83,625
6.50%, 1/15/22		50	54,000
5.50%, 10/01/22		210	216,825
CONSOL Energy, Inc., 8.25%, 4/01/20		805	867,387
Continental Resources, Inc., 7.13%, 4/01/21		170	190,400
Copano Energy LLC, 7.13%, 4/01/21		135	141,075
Crosstex Energy LP:
8.88%, 2/15/18		85	90,738
7.13%, 6/01/22 (b)		65	64,675
Denbury Resources, Inc., 8.25%, 2/15/20		23	26,105
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		250	278,750
7.75%, 6/15/19		405	430,312
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/01/22 (b)		95	95,238
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (b)		155	166,237
EV Energy Partners LP, 8.00%, 4/15/19		70	72,275

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)	USD	350	$385,000
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (b)		155	164,687
Linn Energy LLC:
6.50%, 5/15/19 (b)		45	44,775
6.25%, 11/01/19 (b)		815	804,812
8.63%, 4/15/20		100	108,000
7.75%, 2/01/21		95	99,038
MarkWest Energy Partners LP:
6.25%, 6/15/22		35	37,188
5.50%, 2/15/23		100	102,250
Newfield Exploration Co., 6.88%, 2/01/20		350	382,375
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (b)		140	142,800
Oasis Petroleum, Inc.:
7.25%, 2/01/19		120	126,600
6.50%, 11/01/21		135	137,700
Offshore Group Investments Ltd.:
11.50%, 8/01/15 (b)		590	651,950
11.50%, 8/01/15		145	160,225
OGX Petroleo e Gas Participações SA (b):
8.50%, 6/01/18		1,310	1,162,625
8.38%, 4/01/22		305	259,250
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)		135	141,075
PetroBakken Energy Ltd., 8.63%, 2/01/20 (b)		535	547,037
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		265	282,887
Pioneer Natural Resources Co.:
6.88%, 5/01/18		210	254,247
7.50%, 1/15/20		65	81,294
Range Resources Corp.:
8.00%, 5/15/19		170	187,850
5.75%, 6/01/21		445	473,369
5.00%, 8/15/22		193	200,962
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16		270	288,900
Samson Investment Co., 9.75%, 2/15/20 (b)		39	40,170
SandRidge Energy, Inc.:
7.50%, 3/15/21		115	116,438
7.50%, 3/15/21 (b)		300	303,750
8.13%, 10/15/22 (b)		110	114,950
7.50%, 2/15/23 (b)		245	246,225
SESI LLC:
6.38%, 5/01/19		145	153,700
7.13%, 12/15/21		105	116,812
SM Energy Co.:
6.63%, 2/15/19		60	62,700
6.50%, 11/15/21		115	120,175
6.50%, 1/01/23 (b)		55	57,338
Vanguard Natural Resources, 7.88%, 4/01/20		120	120,000
			13,387,684
Paper & Forest Products — 1.4%
Boise Paper Holdings LLC:
9.00%, 11/01/17		25	27,688
8.00%, 4/01/20		50	55,250
Clearwater Paper Corp.:
10.63%, 6/15/16		185	206,737
7.13%, 11/01/18		270	294,975
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)		155	160,425
NewPage Corp., 11.38%, 12/31/14 (a)(h)		995	674,112
Sappi Papier Holding GmbH (b):
8.38%, 6/15/19		200	210,500
6.63%, 4/15/21		65	60,125
			1,689,812

Corporate Bonds	Par (000)		Value
Pharmaceuticals — 1.0%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (b)	EUR	100	$140,559
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (b)	USD	75	83,625
Spectrum Brands, Inc., 6.75%, 3/15/20 (b)		115	120,750
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16		725	764,875
6.75%, 8/15/21		175	177,625
			1,287,434
Professional Services — 0.6%
FTI Consulting, Inc.:
7.75%, 10/01/16		275	282,906
6.75%, 10/01/20		425	453,688
			736,594
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 6.75%, 6/01/19		550	589,875
The Rouse Co. LP, 6.75%, 11/09/15		240	252,900
			842,775
Real Estate Management & Development — 2.2%
CBRE Services, Inc., 6.63%, 10/15/20		160	174,800
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)		310	317,750
Realogy Corp.:
11.50%, 4/15/17		175	185,937
12.00%, 4/15/17		45	47,138
7.88%, 2/15/19 (b)		905	932,150
7.63%, 1/15/20 (b)		220	239,800
9.00%, 1/15/20 (b)		145	156,600
Shea Homes LP, 8.63%, 5/15/19		565	628,562
			2,682,737
Road & Rail — 1.0%
Florida East Coast Railway Corp., 8.13%, 2/01/17		200	210,000
The Hertz Corp.:
7.50%, 10/15/18		360	388,350
6.75%, 4/15/19 (b)		130	136,500
7.38%, 1/15/21		450	489,375
			1,224,225
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17		260	253,500
Software — 1.3%
Audatex North America, Inc., 6.75%, 6/15/18 (b)		230	246,675
Infor US, Inc. (FKA Lawson Software, Inc.), 9.38%, 4/01/19 (b)		730	790,225
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		390	398,775
Sophia LP, 9.75%, 1/15/19 (b)		198	212,850
			1,648,525
Specialty Retail — 2.5%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		165	182,325
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)		315	326,812
House of Fraser Funding Plc, 8.88%, 8/15/18 (b)	GBP	129	182,045
Limited Brands, Inc.:
8.50%, 6/15/19	USD	70	84,000
5.63%, 2/15/22		70	73,675
Party City Holdings, Inc., 8.88%, 8/01/20 (b)		350	370,125
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)		240	244,800
Phones4u Finance Plc, 9.50%, 4/01/18 (b)	GBP	130	199,196
QVC, Inc. (b):
7.13%, 4/15/17	USD	105	111,061
7.50%, 10/01/19		285	315,784
7.38%, 10/15/20		130	144,855
5.13%, 7/02/22		189	198,099

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	63

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
Sally Holdings LLC:
6.88%, 11/15/19	USD	245	$273,787
5.75%, 6/01/22		190	204,488
Sonic Automotive, Inc., 9.00%, 3/15/18		175	191,188
			3,102,240
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		195	202,313
Trading Companies & Distributors — 0.6%
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		215	223,600
Doric Nimrod Air Finance Alpha Ltd., Series 2012-1 (b):
Class A, 5.13%, 11/30/24		260	263,900
Class B, 6.50%, 5/30/21		250	252,955
			740,455
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		198	208,643
Wireless Telecommunication Services — 4.2%
Cricket Communications, Inc.:
7.75%, 5/15/16		250	263,750
7.75%, 10/15/20		95	92,150
Digicel Group Ltd. (b):
9.13%, 1/15/15 (c)		1,220	1,232,200
8.25%, 9/01/17		565	598,900
10.50%, 4/15/18		520	561,600
MetroPCS Wireless, Inc., 6.63%, 11/15/20		350	362,250
NII Capital Corp., 7.63%, 4/01/21		152	117,420
SBA Telecommunications, Inc., 5.75%, 7/15/20 (b)		127	132,715
Sprint Capital Corp., 6.88%, 11/15/28		853	771,965
Sprint Nextel Corp. (b):
9.00%, 11/15/18		900	1,062,000
7.00%, 3/01/20		20	21,900
			5,216,850
Total Corporate Bonds — 104.0%			128,716,885

Floating Rate Loan Interests (f)
Airlines — 0.2%
Delta Air Lines, Inc., Term Loan B, 5.50%, 4/20/17		213	214,178
Auto Components — 0.6%
Federal-Mogul Corp., Term Loan B, 2.17%, 12/29/14		497	474,670
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		225	225,657
			700,327
Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		191	193,416
Capital Markets — 0.7%
American Capital Holdings, Term Loan, 5.50%, 7/19/16		356	357,335
Nuveen Investments, Inc.:
Incremental Term Loan, 7.25%, 5/13/17		295	296,328
Second Lien Term Loan, 8.25%, 2/28/19		185	186,156
			839,819
Chemicals — 0.6%
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19		75	75,703
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		509	509,468
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		168	156,195
			741,366

Floating Rate Loan Interests (f)	Par (000)		Value
Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	USD	211	$210,568
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16		325	328,250
Volume Services America, Inc., Term Loan B, 10.50% – 10.75%, 9/16/16		442	442,125
			980,943
Communications Equipment — 0.8%
Avaya, Inc., Term Loan B1, 3.18%, 10/24/14		114	109,819
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19		920	933,515
			1,043,334
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		495	505,727
Consumer Finance — 1.8%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		2,245	2,168,109
Diversified Consumer Services — 0.1%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		65	63,083
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		4	3,991
Term Loan, 2.75% – 2.97%, 7/24/14		40	40,077
			107,151
Diversified Financial Services — 0.5%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		555	556,387
DIP Term Loan A2, 6.75%, 11/18/13		80	80,934
			637,321
Diversified Telecommunication Services — 0.9%
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17		405	410,063
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		150	150,300
2019 Term Loan B, 5.25%, 8/01/19		120	120,175
Term Loan B3, 5.75%, 8/31/18		400	401,056
			1,081,594
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		123	121,558
Energy Equipment & Services — 2.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		894	927,589
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		1,637	1,713,210
Tervita Corp., Incremental Term Loan, 6.50%, 10/17/14		119	119,301
			2,760,100
Food & Staples Retailing — 0.0%
US Foods, Inc. (FKA US Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17		35	33,474
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		400	402,400
Health Care Equipment & Supplies — 0.6%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		215	215,716
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		349	350,434
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		125	125,938
			692,088

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value
Health Care Providers & Services — 0.5%
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15	USD	221	$214,577
Term Loan A, 8.50%, 3/02/15		165	162,003
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		308	286,274
			662,854
Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		90	79,115
Incremental Term Loan B4, 9.50%, 10/31/16		219	223,194
Term Loan B1, 3.24%, 1/28/15		194	183,802
Term Loan B2, 3.24%, 1/28/15		119	113,140
Term Loan B3, 3.24% – 3.46%, 1/28/15		450	426,672
OSI Restaurant Partners LLC:
Revolver, 2.49% – 2.56%, 6/14/13		4	4,009
Term Loan B, 2.56%, 6/14/14		41	40,404
Sabre, Inc., Non-Extended Initial Term Loan, 2.23%, 9/30/14		29	28,333
Station Casinos, Inc., Term Loan B1, 3.23%, 6/17/16		372	353,422
Travelport LLC:
Extended Tranche A Term Loan, 6.44%, 9/28/12		88	26,387
Extended Tranche B Term Loan, 13.94%, 12/01/16		284	22,685
			1,501,163
Industrial Conglomerates — 0.1%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		84	84,487
Term Loan, 3.69% – 3.72%, 12/03/14		70	69,519
			154,006
IT Services — 0.3%
First Data Corp., Extended 2018 Term Loan B, 4.24%, 3/23/18		355	335,180
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		293	290,025
Machinery — 0.5%
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		301	302,642
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		264	264,711
			567,353
Media — 5.1%
Affinion Group, Inc., Term Loan B, 5.00%, 7/16/15		20	16,814
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14		139	128,215
Tranche 1 Incremental, 7.50%, 7/03/14		720	693,001
Cequel Communications LLC, Term Loan B, 4.00%, 2/14/19		200	199,085
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		865	669,753
Term Loan C, 3.88%, 1/28/16		174	132,466
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		195	196,316
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		3,149	3,159,262
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		185	184,804
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		750	754,065
Univision Communications, Inc., Extended Term Loan, 4.48%, 3/31/17		135	130,380
			6,264,161

Floating Rate Loan Interests (f)	Par (000)		Value
Metals & Mining — 0.2%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18	USD	190	$186,200
Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		525	526,129
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		472	472,440
			998,569
Paper & Forest Products — 0.6%
Ainsworth Lumber Co., Ltd., Term Loan, 5.25%, 6/26/14		170	164,475
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		300	302,814
Verso Paper Finance Holdings LLC, Term Loan, 6.50% – 7.24%, 2/01/13		553	276,437
			743,726
Pharmaceuticals — 0.1%
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		139	140,712
Professional Services — 0.1%
Truven Health Analytics, Term Loan B, 6.75%, 6/06/19		165	166,168
Real Estate Investment Trusts (REITs) — 0.4%
iStar Financial, Inc., Term Loan A1, 5.00%, 6/28/13		481	481,091
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16		35	33,430
Extended Term Loan, 4.49%, 10/10/16		245	236,826
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		80	79,600
			349,856
Semiconductors & Semiconductor Equipment — 0.0%
NXP BV, Term Loan A-2, 5.50%, 3/03/17		30	30,204
Software — 0.4%
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18		544	549,226
Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 2.98% – 3.20%, 5/29/14		170	166,939
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		509	504,060
Wireless Telecommunication Services — 1.2%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		30	29,638
Vodafone Americas Finance 2, Inc. (c):
Term Loan, 6.88%, 8/11/15		831	863,872
Term Loan B, 6.25%, 7/11/16		619	631,125
			1,524,635
Total Floating Rate Loan Interests — 23.3%			28,839,033

Preferred Securities
Capital Trusts — 0.2%
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (f)		390	234,000

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	65

Schedule of Investments (continued)	BlackRock High Income Shares (HIS) (Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Auto Components — 0.6%
Dana Holding Corp., 4.00% (b)(e)	6,200	$724,625
Diversified Financial Services — 1.4%
Ally Financial, Inc., 7.00% (b)	1,953	1,778,390
Media — 0.2%
Emmis Communications Corp., Series A, 6.25%	10,300	210,635
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	4,171	95,849
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 7.00% (a)	10,000	12,000
Freddie Mac, Series Z, 8.38% (a)	31,930	29,695
		41,695
Total Preferred Stocks — 2.3%		2,851,194

Trust Preferreds
Diversified Financial Services — 0.9%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)	34,610	855,309
RBS Capital Funding Trust VII, 6.08% (a)(f)(h)(i)	13,100	224,534
Total Trust Preferreds — 0.9%		1,079,843
Total Preferred Securities — 3.4%		4,165,037

Warrants (j)
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	167	—
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	513	—
Total Warrants — 0.0%		—
Total Long-Term Investments (Cost — $160,473,519) — 131.9%		163,218,554
Liabilities in Excess of Other Assets — (31.9)%		(39,473,197)
Net Assets — 100.0%		$123,745,357

(a)	Non-income producing security.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs & Co.	$718,875	$8,875

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	822,452	(822,452)	—	$ 643

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
54	S&P 500 E-Mini Index	Chicago Mercantile	September 2012	$3,793,770	$(260,417)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	787,148	GBP	505,500	Royal Bank of Scotland Group Plc	10/17/12	$(15,390)
EUR	358,000	USD	444,675	Deutsche Bank AG	10/22/12	5,847
USD	5,158,211	EUR	4,202,000	UBS AG	10/22/12	(129,748)
Total						$(139,291)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)

The following tables summarize the Trust’s investments and derivative financial instrument categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$598,808	$235,075	$663,716	$1,497,599
Corporate Bonds	—	127,061,009	1,655,876	128,716,885
Floating Rate Loan Interests	—	23,961,082	4,877,951	28,839,033
Preferred Securities	1,428,022	2,737,015	—	4,165,037
Total	$2,026,830	$153,994,181	$7,197,543	$163,218,554

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$5,847	—	$5,847
Liabilities:
Foreign currency exchange contracts	—	(145,138)	—	(145,138)
Interest rate contracts	$(260,417)	—	—	(260,417)
Total	$(260,417)	$(139,291)	—	$(399,708)

[1]

Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$40,712	—	—	$40,712
Cash	1,172,455	—	—	1,172,455
Cash pledged as collateral for financial futures contracts	208,000	—	—	208,000
Liabilities:
Loan payable	—	$(42,000,000)	—	(42,000,000)
Total	$1,421,167	$(42,000,000)	—	$(40,578,833)

Prior to February 29, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to February 29, 2012. For the interim period March 1, 2012 through August 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. As of February 29, 2012, the Trust used observable inputs in determining the value of certain equity securities. During the year, the Trust began valuing these securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $554,692 transferred from Level 2 to Level 1 in the disclosure hierarchy.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Trust’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[2]	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs[3]
Assets:
Common Stocks	$663,713	Market Comparable Companies	EBITDA Multiple	5.9x	5.9x
			Forward EBITDA Multiple	4.6x	4.6x
Corporate Bonds	1,655,162	Market Comparable Companies	Yield	7.00% – 9.67%	8.76%
			EBITDA Multiple	6.0x	6.0x
Floating Rate Loan Interests	653,017	Market Comparable Companies	Illiquidity Discount	50%	50%
			Yield	9.65%	9.65%
		Cost	N/A4	—	—
Total[5]	$2,971,892

[2]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Forward EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Illiquidity Discount	Decrease	Increase

[3]	Unobservable inputs are weighted based on the value of the investments included in the range.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	67

Schedule of Investments (concluded)	BlackRock High Income Shares (HIS)

[4]

The Trust fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.

[5]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of August 31, 2011	$1,023,120	$1,804,070	$3,539,166	$476	$137,173	$104,162	$6,608,167
Transfers into Level 3[1]	1	—	871,133	—	—	—	871,134
Transfers out of Level 3[2]	—	—	(774,375)	—	—	—	(774,375)
Accrued discounts/premiums	—	—	(10,676)	—	—	—	(10,676)
Net realized gain (loss)	(406,391)	36,517	15,422	—	161,380	—	(193,072)
Net change in unrealized appreciation/depreciation[3]	(33,326)	(80,973)	(80,018)	(476)	(137,173)	(104,162)	(436,128)
Purchases	80,317	42,262	1,915,242	—	—	—	2,037,821
Sales	(5)	(146,000)	(597,943)	—	(161,380)	—	(905,328)
Closing Balance, as of August 31, 2012	$663,716	$1,655,876	$4,877,951	—	—	—	$7,197,543

[1]

As of August 31, 2011, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $871,134 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of August 31, 2011, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $774,375 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $(488,619).

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 1.9%
Dana Holding Corp.	6,200	$84,692
Delphi Automotive Plc (a)	26,378	798,993
		883,685
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)	1,210	15,161
Capital Markets — 0.3%
American Capital Ltd. (a)	8,899	97,800
E*Trade Financial Corp. (a)	4,900	41,993
		139,793
Chemicals — 0.1%
ADA-ES, Inc. (a)	300	7,035
CF Industries Holdings, Inc.	120	24,841
Huntsman Corp.	2,250	32,355
		64,231
Commercial Banks — 0.2%
CIT Group, Inc. (a)	2,780	104,973
Diversified Telecommunication Services — 0.2%
Level 3 Communications, Inc. (a)	4,300	92,665
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd.	12,460	1,620
Media — 1.3%
Charter Communications, Inc. (a)	6,900	536,820
Cumulus Media, Inc., Class A (a)	13,610	37,700
DISH Network Corp., Class A	950	30,390
		604,910
Oil, Gas & Consumable Fuels — 0.1%
African Petroleum Corp. Ltd (a)	17,200	22,035
Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd. (a)(h)	2,507	5,494
Ainsworth Lumber Co. Ltd. (a)	2,234	4,895
		10,389
Semiconductors & Semiconductor Equipment — 0.0%
NXP Semiconductors NV (a)	900	20,988
Software — 0.2%
Bankruptcy Management Solutions, Inc. (a)	91	1
HMH Holdings/EduMedia (a)	3,231	79,163
		79,164
Total Common Stocks — 4.3%		2,039,614

Corporate Bonds	Par (000)
Aerospace & Defense — 0.9%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18	USD	160	171,200
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		210	223,650
			394,850
Air Freight & Logistics — 0.4%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		99	100,469
Series 2, 12.38%, 8/16/15		100	101,636
			202,105

Corporate Bonds	Par (000)		Value
Airlines — 1.2%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	USD	191	$202,655
Continental Airlines, Inc., Series 2010-1, Class B, 6.00%, 7/12/20		89	89,453
Delta Air Lines, Inc., Series 2002-1, Class G-1, 6.72%, 7/02/24		104	112,808
US Airways Pass-Through Trust, Class C:
Series 2011-1, 10.88%, 10/22/14		108	110,935
Series 2012-1, 9.13%, 10/01/15		80	81,600
			597,451
Auto Components — 2.5%
Dana Holding Corp., 6.75%, 2/15/21		180	193,950
Delphi Corp., 6.13%, 5/15/21		30	33,000
Icahn Enterprises LP, 8.00%, 1/15/18		650	692,250
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		85	88,931
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	100	167,480
			1,175,611
Beverages — 0.3%
Crown European Holdings SA, 7.13%, 8/15/18	EUR	92	127,289
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (b)	USD	10	9,865
Building Products — 0.7%
Building Materials Corp. of America (b):
7.00%, 2/15/20		20	21,650
6.75%, 5/01/21		160	174,800
Momentive Performance Materials, Inc., 11.50%, 12/01/16		65	39,650
USG Corp., 9.75%, 1/15/18		100	107,250
			343,350
Capital Markets — 0.8%
E*Trade Financial Corp.:
12.50%, 11/30/17		180	205,425
Series A, 2.25%, 8/31/19 (d)		71	60,705
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)		110	124,515
			390,645
Chemicals — 4.0%
Basell Finance Co. BV, 8.10%, 3/15/27 (b)		60	80,100
Celanese US Holdings LLC, 5.88%, 6/15/21		300	331,500
Chemtura Corp., 7.88%, 9/01/18		55	59,263
Hexion US Finance Corp.:
6.63%, 4/15/20 (b)		40	40,400
9.00%, 11/15/20		50	42,750
Huntsman International LLC, 8.63%, 3/15/21		25	28,625
INEOS Finance Plc (b):
8.38%, 2/15/19		100	105,250
7.50%, 5/01/20		75	76,500
Kraton Polymers LLC, 6.75%, 3/01/19		20	20,500
LyondellBasell Industries NV, 5.75%, 4/15/24 (b)		485	549,262
Nexeo Solutions LLC, 8.38%, 3/01/18		30	29,325
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (b)		200	211,000
PolyOne Corp., 7.38%, 9/15/20		35	38,238
TPC Group LLC, 8.25%, 10/01/17		55	60,362
Tronox Finance LLC, 6.38%, 8/15/20 (b)		205	207,050
			1,880,125

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	69

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks — 1.3%
CIT Group, Inc.:
7.00%, 5/02/16 (b)	USD	237	$237,198
5.25%, 3/15/18		130	135,525
5.50%, 2/15/19 (b)		80	83,400
5.00%, 8/15/22		90	90,682
6.00%, 4/01/36		90	81,525
			628,330
Commercial Services & Supplies — 2.3%
ARAMARK Corp., 8.50%, 2/01/15		64	65,601
ARAMARK Holdings Corp., 8.63%, 5/01/16 (b)(c)		70	71,663
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		92	94,461
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		171	180,616
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		7	7,070
Clean Harbors, Inc., 5.25%, 8/01/20 (b)		88	90,310
Covanta Holding Corp., 6.38%, 10/01/22		135	147,605
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (b)		40	42,300
Mobile Mini, Inc., 7.88%, 12/01/20		60	64,350
RSC Equipment Rental, Inc., 8.25%, 2/01/21		148	162,060
Verisure Holding AB, 8.75%, 9/01/18	EUR	100	125,780
West Corp., 8.63%, 10/01/18	USD	25	25,375
			1,077,191
Communications Equipment — 1.5%
Avaya, Inc., 9.75%, 11/01/15		40	34,700
Frontier Communications Corp., 6.25%, 1/15/13		150	152,625
Hughes Satellite Systems Corp., 6.50%, 6/15/19		10	10,713
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		265	281,562
10.13%, 7/01/20		220	235,950
			715,550
Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (e)		40	44,300
Construction & Engineering — 0.2%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)		35	36,312
H&E Equipment Services, Inc., 7.00%, 9/01/22 (b)		60	62,250
URS Corp., 5.00%, 4/01/22 (b)		10	10,140
			108,702
Construction Materials — 1.4%
HD Supply, Inc. (b):
8.13%, 4/15/19		265	287,525
11.00%, 4/15/20		240	264,000
Xefin Lux SCA, 8.00%, 6/01/18	EUR	100	122,635
			674,160
Consumer Finance — 1.4%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	80	88,000
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		120	133,581
12.00%, 5/15/15		120	149,400
6.63%, 8/15/17		230	264,404
			635,385
Containers & Packaging — 1.2%
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (b)		200	208,000
Berry Plastics Corp.:
4.34%, 9/15/14 (f)		50	49,250
8.25%, 11/15/15		20	21,050
9.75%, 1/15/21		70	77,525
Graphic Packaging International, Inc., 7.88%, 10/01/18		60	66,900

Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
Sealed Air Corp., 8.38%, 9/15/21 (b)	USD	30	$33,750
Smurfit Kappa Acquisitions, 7.75%, 11/15/19	EUR	64	88,147
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)	USD	30	31,350
			575,972
Distributors — 0.6%
VWR Funding, Inc., 7.25%, 9/15/17 (b)(g)		269	272,362
Diversified Consumer Services — 0.3%
Laureate Education, Inc., 9.25%, 9/01/19 (b)		100	100,000
ServiceMaster Co., 8.00%, 2/15/20		35	37,319
			137,319
Diversified Financial Services — 4.2%
Aircastle, Ltd., 6.75%, 4/15/17		70	75,600
Ally Financial, Inc., 8.00%, 11/01/31		800	946,000
CNG Holdings, Inc., 9.38%, 5/15/20 (b)		50	51,000
DPL, Inc., 7.25%, 10/15/21 (b)		195	222,300
Leucadia National Corp., 8.13%, 9/15/15		140	157,850
Reynolds Group Issuer, Inc.:
9.88%, 8/15/19		275	290,812
6.88%, 2/15/21		115	124,488
WMG Acquisition Corp.:
9.50%, 6/15/16		20	21,850
11.50%, 10/01/18		72	79,020
			1,968,920
Diversified Telecommunication Services — 2.2%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12 (h)		195	131,625
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)		95	101,887
Level 3 Communications, Inc., 8.88%, 6/01/19 (b)		55	56,100
Level 3 Financing, Inc.:
8.13%, 7/01/19		380	398,050
7.00%, 6/01/20 (b)		95	94,525
8.63%, 7/15/20		140	149,800
Windstream Corp.:
8.13%, 8/01/13		25	26,375
7.88%, 11/01/17		70	76,125
			1,034,487
Electric Utilities — 0.2%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		84	90,360
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 9/01/22 (b)		60	60,150
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		66	72,270
Jabil Circuit, Inc., 8.25%, 3/15/18		40	48,000
Micron Technology, Inc., 2.38%, 5/01/32 (b)		71	67,539
			187,809
Energy Equipment & Services — 3.4%
Atwood Oceanics, Inc., 6.50%, 2/01/20		25	26,688
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		65	63,700
Compagnie Générale de Géophysique, Veritas:
7.75%, 5/15/17		65	67,925
6.50%, 6/01/21		200	208,250
Forbes Energy Services Ltd., 9.00%, 6/15/19		60	58,200
Frac Tech Services LLC, 8.13%, 11/15/18 (b)		295	304,587
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (b)		25	25,500
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		50	51,000
Key Energy Services, Inc., 6.75%, 3/01/21		75	76,313

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Energy Equipment & Services (concluded)
MEG Energy Corp. (b):
6.50%, 3/15/21	USD	205	$215,762
6.38%, 1/30/23		75	78,187
Oil States International, Inc., 6.50%, 6/01/19		50	53,125
Peabody Energy Corp.:
6.25%, 11/15/21 (b)		230	234,025
7.88%, 11/01/26		65	69,388
Precision Drilling Corp.:
6.63%, 11/15/20		10	10,500
6.50%, 12/15/21		45	47,250
			1,590,400
Food & Staples Retailing — 0.1%
Rite Aid Corp., 9.25%, 3/15/20		60	61,650
Food Products — 0.5%
Darling International, Inc., 8.50%, 12/15/18		20	22,650
Del Monte Corp., 7.63%, 2/15/19		9	8,989
Post Holdings, Inc., 7.38%, 2/15/22 (b)		85	89,568
Smithfield Foods, Inc., 6.63%, 8/15/22		100	102,375
			223,582
Health Care Equipment & Supplies — 1.5%
Biomet, Inc.:
10.00%, 10/15/17		35	37,034
6.50%, 8/01/20 (b)		119	123,462
DJO Finance LLC:
10.88%, 11/15/14		86	89,762
8.75%, 3/15/18 (b)		75	79,688
7.75%, 4/15/18		20	18,300
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (b)		110	116,875
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (b)		54	60,548
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		80	92,100
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)		50	45,375
Teleflex, Inc., 6.88%, 6/01/19		50	53,500
			716,644
Health Care Providers & Services — 7.2%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		95	98,800
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		140	144,375
7.13%, 7/15/20		75	78,562
Crown Newco 3 Plc, 7.00%, 2/15/18	GBP	100	159,976
DaVita, Inc., 5.75%, 8/15/22	USD	153	159,120
HCA, Inc.:
8.50%, 4/15/19		25	28,188
6.50%, 2/15/20		395	434,006
7.88%, 2/15/20		115	128,369
7.25%, 9/15/20		410	454,331
5.88%, 3/15/22		45	47,869
Hologic, Inc., 6.25%, 8/01/20 (b)		118	124,932
IASIS Healthcare LLC, 8.38%, 5/15/19		260	247,975
INC Research LLC, 11.50%, 7/15/19 (b)		70	68,600
inVentiv Health, Inc. (b):
10.00%, 8/15/18		5	4,213
10.00%, 8/15/18		20	16,850
Omnicare, Inc., 7.75%, 6/01/20		160	176,400
PSS World Medical, Inc., 6.38%, 3/01/22		58	61,335
Symbion, Inc., 8.00%, 6/15/16		55	55,584
Tenet Healthcare Corp.:
10.00%, 5/01/18		229	263,350
6.25%, 11/01/18		55	59,709
8.88%, 7/01/19		360	409,500

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
United Surgical Partners International, Inc., 9.00%, 4/01/20 (b)	USD	50	$53,688
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (b)		75	78,188
			3,353,920
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (b)		410	481,750
Hotels, Restaurants & Leisure — 4.5%
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		210	226,275
10.00%, 12/15/18		520	327,600
8.50%, 2/15/20 (b)		55	54,244
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (b)		280	278,600
Diamond Resorts Corp., 12.00%, 8/15/18		200	212,750
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)		25	24,375
MGM Resorts International:
10.38%, 5/15/14		345	391,575
4.25%, 4/15/15 (e)		183	184,830
11.13%, 11/15/17		185	205,812
MTR Gaming Group, Inc., 11.50%, 8/01/19		25	25,816
Travelport LLC:
5.09%, 9/01/14 (f)		20	14,200
9.88%, 9/01/14		5	3,975
6.46%, 12/01/16 (b)(c)		68	52,433
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(h)		25	—
Wynn Las Vegas LLC, 5.38%, 3/15/22 (b)		100	102,250
			2,104,735
Household Durables — 2.0%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (b)		10	10,225
Jarden Corp., 8.00%, 5/01/16		40	42,950
Libbey Glass, Inc., 6.88%, 5/15/20 (b)		100	106,625
Pulte Group, Inc., 6.38%, 5/15/33		30	26,100
Ryland Group, Inc., 6.63%, 5/01/20		60	63,300
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	100	127,667
Standard Pacific Corp.:
10.75%, 9/15/16	USD	300	362,250
8.38%, 1/15/21		170	189,550
			928,667
Household Products — 0.7%
Ontex IV SA, 7.50%, 4/15/18 (b)	EUR	100	127,667
Spectrum Brands Holdings, Inc.:
9.50%, 6/15/18 (b)	USD	100	114,125
9.50%, 6/15/18		60	68,475
			310,267
Independent Power Producers & Energy Traders — 3.3%
The AES Corp., 7.38%, 7/01/21		45	51,525
Calpine Corp. (b):
7.25%, 10/15/17		30	32,100
7.50%, 2/15/21		15	16,650
7.88%, 1/15/23		70	79,100
Energy Future Holdings Corp., 10.00%, 1/15/20		330	363,825
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (b)		50	51,063
10.00%, 12/01/20		508	570,230
11.75%, 3/01/22 (b)		93	99,045
GenOn REMA LLC, 9.24%, 7/02/17		70	75,265
Laredo Petroleum, Inc.:
9.50%, 2/15/19		90	102,150
7.38%, 5/01/22		60	64,500
QEP Resources, Inc., 5.38%, 10/01/22		56	57,400
			1,562,853

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	71

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Industrial Conglomerates — 2.1%
Sequa Corp. (b):
11.75%, 12/01/15	USD	350	$367,500
13.50%, 12/01/15		586	620,924
			988,424
Insurance — 0.4%
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		61	66,719
Genworth Financial, Inc., 7.63%, 9/24/21		70	71,526
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		40	35,800
			174,045
IT Services — 3.2%
Ceridian Corp., 8.88%, 7/15/19 (b)		245	262,763
Epicor Software Corp., 8.63%, 5/01/19		87	89,610
First Data Corp.:
7.38%, 6/15/19 (b)		265	273,612
8.88%, 8/15/20 (b)		90	98,100
6.75%, 11/01/20 (b)		150	148,875
8.25%, 1/15/21 (b)		100	99,125
12.63%, 1/15/21		266	269,325
SunGard Data Systems, Inc.:
7.38%, 11/15/18		150	159,375
7.63%, 11/15/20		100	107,250
			1,508,035
Machinery — 1.3%
SPX Corp., 6.88%, 9/01/17		30	33,300
UR Merger Sub Corp. (b):
5.75%, 7/15/18		43	45,472
7.38%, 5/15/20		75	79,500
7.63%, 4/15/22		421	454,680
			612,952
Media — 14.2%
Affinion Group, Inc., 7.88%, 12/15/18		130	92,950
AMC Networks, Inc., 7.75%, 7/15/21		40	45,300
CCO Holdings LLC:
6.50%, 4/30/21		178	190,905
5.25%, 9/30/22		160	158,400
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)		195	205,237
Checkout Holding Corp., 16.03%, 11/15/15 (b)(d)		110	67,100
Cinemark USA, Inc., 8.63%, 6/15/19		35	39,200
Clear Channel Communications, Inc., 9.00%, 3/01/21		76	65,170
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		246	266,295
Series B, 9.25%, 12/15/17		882	958,072
Series B, 7.63%, 3/15/20		271	262,870
Cox Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18		131	131,141
Loan Close 3, 4.00%, 8/15/18		150	149,932
Shares Loan, 12.00%, 8/15/18		155	154,633
CSC Holdings LLC, 8.50%, 4/15/14		80	87,900
DISH DBS Corp., 5.88%, 7/15/22 (b)		250	251,875
Harron Communications LP, 9.13%, 4/01/20 (b)		60	64,950
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)		130	140,075
Intelsat Luxembourg SA:
11.25%, 6/15/16		139	146,298
11.25%, 2/04/17		210	220,500
11.50%, 2/04/17 (c)		153	160,650
Interactive Data Corp., 10.25%, 8/01/18		220	248,050
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		55	61,463

Corporate Bonds	Par (000)		Value
Media (concluded)
Kabel Deutschland Vertrieb und Service GmbH, 6.50%, 6/29/18	EUR	100	$135,528
Lamar Media Corp., 5.88%, 2/01/22	USD	25	26,500
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		125	133,750
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		94	104,810
The New York Times Co., 6.63%, 12/15/16		225	244,125
Nielsen Finance LLC, 7.75%, 10/15/18		600	675,000
ProQuest LLC, 9.00%, 10/15/18 (b)		85	77,988
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(e)(h)		414	207
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)(g)		90	96,075
Unitymedia GmbH, 9.50%, 3/15/21	EUR	100	143,546
Unitymedia Hessen GmbH & Co. KG:
(FKA UPC Germany GmbH), 8.13%, 12/01/17 (b)	USD	500	541,250
7.50%, 3/15/19	EUR	112	154,257
WaveDivision Escrow LLC/WaveDivision
Escrow Corp., 8.13%, 9/01/20 (b)	USD	45	46,350
Ziggo Bond Co. BV, 8.00%, 5/15/18	EUR	65	89,728
			6,638,080
Metals & Mining — 2.9%
FMG Resources August 2006 Property Ltd. (b):
6.88%, 2/01/18	USD	60	57,150
6.88%, 4/01/22		30	27,600
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)		50	52,625
Goldcorp, Inc., 2.00%, 8/01/14 (e)		85	97,963
Kaiser Aluminum Corp., 8.25%, 6/01/20 (b)		35	37,100
New Gold, Inc., 7.00%, 4/15/20 (b)		25	26,313
New World Resources NV, 7.88%, 5/01/18	EUR	110	137,666
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	USD	90	114,413
Novelis, Inc., 8.75%, 12/15/20		545	609,037
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	100	101,567
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)	USD	40	41,400
Taseko Mines Ltd., 7.75%, 4/15/19		70	66,675
			1,369,509
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17		134	139,360
Oil, Gas & Consumable Fuels — 12.0%
Access Midstream Partners LP, 6.13%, 7/15/22		45	46,688
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (e)		129	115,777
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		55	49,500
6.25%, 6/01/21		45	40,275
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (b)		115	120,175
Berry Petroleum Co., 6.38%, 9/15/22		70	74,550
BreitBurn Energy Partners LP, 7.88%, 4/15/22 (b)		40	40,800
CCS, Inc., 11.00%, 11/15/15 (b)		95	98,325
Chaparral Energy, Inc., 7.63%, 11/15/22 (b)		35	37,013
Chesapeake Energy Corp.:
7.25%, 12/15/18		5	5,238
6.63%, 8/15/20		30	30,825
6.88%, 11/15/20		30	31,125
6.13%, 2/15/21		95	94,287
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		20	21,300
Concho Resources, Inc.:
7.00%, 1/15/21		25	27,875
6.50%, 1/15/22		20	21,600
5.50%, 10/01/22		80	82,600
Consol Energy, Inc., 8.25%, 4/01/20		305	328,637
Continental Resources, Inc., 7.13%, 4/01/21		60	67,200
Copano Energy LLC, 7.13%, 4/01/21		50	52,250

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Crosstex Energy LP:
8.88%, 2/15/18	USD	30	$32,025
7.13%, 6/01/22 (b)		25	24,875
Denbury Resources, Inc., 8.25%, 2/15/20		9	10,215
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		90	100,350
7.75%, 6/15/19		150	159,375
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/01/22 (b)		35	35,088
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (b)		55	58,988
EV Energy Partners LP, 8.00%, 4/15/19		25	25,813
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		125	137,500
Holly Energy Partners LP, 6.50%, 3/01/20 (b)		25	26,125
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (b)		60	63,750
Linn Energy LLC:
6.50%, 5/15/19 (b)		15	14,925
6.25%, 11/01/19 (b)		385	380,187
8.63%, 4/15/20		40	43,200
7.75%, 2/01/21		75	78,187
MarkWest Energy Partners LP:
6.25%, 6/15/22		15	15,938
5.50%, 2/15/23		45	46,013
Newfield Exploration Co., 6.88%, 2/01/20		135	147,487
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (b)		55	56,100
Oasis Petroleum, Inc.:
7.25%, 2/01/19		45	47,475
6.50%, 11/01/21		50	51,000
Offshore Group Investments Ltd.:
11.50%, 8/01/15 (b)		220	243,100
11.50%, 8/01/15		55	60,775
OGX Petroleo e Gas Participações SA (b):
8.50%, 6/01/18		900	798,750
8.38%, 4/01/22		200	170,000
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)		50	52,250
PetroBakken Energy Ltd., 8.63%, 2/01/20 (b)		220	224,950
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		95	101,412
Pioneer Natural Resources Co.:
6.88%, 5/01/18		75	90,802
7.50%, 1/15/20		25	31,267
Range Resources Corp.:
8.00%, 5/15/19		20	22,100
5.75%, 6/01/21		160	170,200
5.00%, 8/15/22		74	77,052
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16		100	107,000
Samson Investment Co., 9.75%, 2/15/20 (b)		16	16,480
SandRidge Energy, Inc.:
7.50%, 3/15/21		45	45,563
7.50%, 3/15/21 (b)		110	111,375
8.13%, 10/15/22 (b)		45	47,025
7.50%, 2/15/23 (b)		95	95,475
SESI LLC:
6.38%, 5/01/19		55	58,300
7.13%, 12/15/21		40	44,500
SM Energy Co.:
6.63%, 2/15/19		20	20,900
6.50%, 11/15/21		45	47,025
6.50%, 1/01/23 (b)		20	20,850
Vanguard Natural Resources, 7.88%, 4/01/20		40	40,000
			5,637,807

Corporate Bonds	Par (000)		Value
Paper & Forest Products — 1.2%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)	USD	22	$20,338
Boise Paper Holdings LLC:
9.00%, 11/01/17		15	16,613
8.00%, 4/01/20		5	5,525
Clearwater Paper Corp.:
10.63%, 6/15/16		70	78,225
7.13%, 11/01/18		95	103,787
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)		55	56,925
NewPage Corp., 11.38%, 12/31/14 (a)(h)		365	247,287
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)		25	23,125
			551,825
Pharmaceuticals — 0.8%
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (b)		30	33,450
Spectrum Brands, Inc., 6.75%, 3/15/20 (b)		45	47,250
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (b)		290	305,950
			386,650
Professional Services — 0.6%
FTI Consulting, Inc.:
7.75%, 10/01/16		100	102,875
6.75%, 10/01/20		150	160,125
			263,000
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 6.75%, 6/01/19		215	230,587
The Rouse Co. LP, 6.75%, 11/09/15		85	89,569
			320,156
Real Estate Management & Development — 2.2%
CBRE Services, Inc., 6.63%, 10/15/20		55	60,087
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)		120	123,000
Realogy Corp.:
11.50%, 4/15/17		60	63,750
12.00%, 4/15/17		15	15,713
7.88%, 2/15/19 (b)		345	355,350
7.63%, 1/15/20 (b)		120	130,800
9.00%, 1/15/20 (b)		55	59,400
Shea Homes LP, 8.63%, 5/15/19		205	228,062
			1,036,162
Road & Rail — 1.0%
Florida East Coast Railway Corp., 8.13%, 2/01/17		80	84,000
The Hertz Corp.:
7.50%, 10/15/18		130	140,238
6.75%, 4/15/19 (b)		50	52,500
7.38%, 1/15/21		165	179,437
			456,175
Semiconductors & Semiconductor Equipment — 0.1%
Spansion LLC, 7.88%, 11/15/17		50	48,750
Software — 1.4%
Audatex North America, Inc., 6.75%, 6/15/18 (b)		90	96,525
Infor US, Inc. (FKA Lawson Software, Inc.), 9.38%, 4/01/19 (b)		280	303,100
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		145	148,262
Sophia LP, 9.75%, 1/15/19 (b)		78	83,850
			631,737

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	73

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail — 3.2%
Asbury Automotive Group, Inc.:
7.63%, 3/15/17	USD	60	$62,250
8.38%, 11/15/20		60	66,300
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)		85	88,187
House of Fraser Funding Plc, 8.88%, 8/15/18	GBP	100	141,120
Limited Brands, Inc.:
8.50%, 6/15/19	USD	140	168,000
5.63%, 2/15/22		25	26,313
Party City Holdings, Inc., 8.88%, 8/01/20 (b)		133	140,647
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)		90	91,800
Phones4u Finance Plc, 9.50%, 4/01/18	GBP	100	153,228
QVC, Inc. (b):
7.13%, 4/15/17	USD	40	42,309
7.50%, 10/01/19		100	110,801
7.38%, 10/15/20		55	61,285
5.13%, 7/02/22		71	74,418
Sally Holdings LLC:
6.88%, 11/15/19		90	100,575
5.75%, 6/01/22		70	75,338
Sonic Automotive, Inc., 9.00%, 3/15/18		65	71,013
			1,473,584
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		75	77,813
Trading Companies & Distributors — 1.1%
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		90	93,600
Doric Nimrod Air Finance Alpha Ltd. (b):
Series 2012-1, Class A, 5.13%, 11/30/24		200	203,000
Series 2012-1, Class B, 6.50%, 5/30/21		200	202,364
			498,964
Transportation Infrastructure — 0.3%
Aguila 3 SA, 7.88%, 1/31/18		150	158,063
Wireless Telecommunication Services — 5.1%
Cricket Communications, Inc.:
7.75%, 5/15/16		250	263,750
7.75%, 10/15/20		35	33,950
Digicel Group Ltd. (b):
9.13%, 1/15/15		294	296,940
8.25%, 9/01/17		330	349,800
10.50%, 4/15/18		200	216,000
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	100	136,157
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	110	113,850
NII Capital Corp., 7.63%, 4/01/21		35	27,037
SBA Telecommunications, Inc., 5.75%, 7/15/20 (b)		48	50,160
Sprint Capital Corp., 6.88%, 11/15/28		283	256,115
Sprint Nextel Corp. (b):
9.00%, 11/15/18		350	413,000
7.00%, 3/01/20		210	229,950
			2,386,709
Total Corporate Bonds — 106.7%			50,024,556

Floating Rate Loan Interests (f)
Airlines — 0.2%
Delta Air Lines, Inc., Term Loan B, 5.50%, 4/20/17		96	97,050
Auto Components — 0.2%
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		70	70,204
Building Products — 0.0%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		16	16,118

Floating Rate Loan Interests (f)	Par (000)		Value
Capital Markets — 0.7%
American Capital Holdings, Term Loan, 5.50%, 7/19/16	USD	136	$136,510
Nuveen Investments, Inc.:
Incremental Term Loan, 7.25%, 5/13/17		110	110,495
New Second Lien Term Loan, 8.25%, 2/28/19		70	70,438
			317,443
Chemicals — 0.5%
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19		30	30,281
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		195	194,797
			225,078
Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		105	105,284
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16		100	101,000
Volume Services America, Inc., Term Loan B, 10.50% – 10.75%, 9/16/16		162	162,113
			368,397
Communications Equipment — 0.8%
Avaya, Inc., Non-Extended Term Loan B1, 3.18%, 10/24/14		40	38,198
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19		340	344,995
			383,193
Construction & Engineering — 0.5%
Safway Services LLC, Mezzanine Loan, 15.63%, 12/16/17		250	250,000
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		185	189,009
Consumer Finance — 1.7%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		840	811,230
Diversified Consumer Services — 0.1%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		25	24,263
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		1	1,330
Term Loan, 2.75% – 2.97%, 7/24/14		13	13,359
			38,952
Diversified Financial Services — 0.5%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		210	210,525
DIP Term Loan A2, 6.75%, 11/18/13		30	30,350
			240,875
Diversified Telecommunication Services — 0.5%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		50	50,100
2019 Term Loan B, 5.25%, 8/01/19		40	40,058
Term Loan B3, 5.75%, 8/31/18		150	150,396
			240,554
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		49	48,623
Energy Equipment & Services — 2.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		333	345,572
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		610	638,255
Tervita Corp., Incremental Term Loan, 6.50%, 10/17/14		45	44,738
			1,028,565

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value
Food & Staples Retailing — 0.0%
US Foods, Inc. (FKA US Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17	USD	15	$14,359
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		135	135,810
Health Care Equipment & Supplies — 0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		65	65,216
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		130	130,161
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		45	45,338
			240,715
Health Care Providers & Services — 0.6%
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		74	71,526
Term Loan A, 8.50%, 3/02/15		62	61,201
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		146	136,176
			268,903
Hotels, Restaurants & Leisure — 1.3%
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		35	30,767
Incremental Term Loan B4, 9.50%, 10/31/16		85	86,234
Term Loan B1, 3.24%, 1/28/15		62	58,795
Term Loan B2, 3.24%, 1/28/15		74	70,023
Term Loan B3, 3.24% — 3.46%, 1/28/15		165	156,762
OSI Restaurant Partners LLC:
Revolver, 2.49% — 2.56%, 6/14/13		2	1,782
Term Loan B, 2.56%, 6/14/14		18	17,957
Sabre, Inc., Non-Extended Initial Term Loan, 2.23%, 9/30/14		13	12,592
Station Casinos, Inc., Term Loan B1, 3.23%, 6/17/16		145	137,442
Travelport LLC:
Extended Tranche A Term Loan, 6.44%, 9/28/12		31	9,372
Extended Tranche B Term Loan, 13.94%, 12/01/16		101	8,057
			589,783
Industrial Conglomerates — 0.1%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		30	29,812
Term Loan, 3.69% – 3.72%, 12/03/14		25	24,828
			54,640
IT Services — 0.3%
Ceridian Corp., Extended Term Loan, 5.99%, 5/09/17		12	11,871
First Data Corp., Extended 2018 Term Loan B, 4.24%, 3/23/18		130	122,742
			134,613
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		110	109,350
Machinery — 0.5%
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		116	116,542
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		100	99,891
			216,433

Floating Rate Loan Interests (f)	Par (000)		Value
Media — 5.2%
Affinion Group, Inc., Term Loan B, 5.00%, 7/16/15	USD	5	$4,190
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14		60	54,949
Tranche 1 Incremental, 7.50%, 7/03/14		240	230,999
Cequel Communications LLC, Term Loan B, 4.00%, 2/14/19		75	74,657
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		324	251,119
Term Loan C, 3.88%, 1/28/16		62	46,869
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		45	45,304
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		1,194	1,198,358
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		70	69,926
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		375	377,033
Univision Communications, Inc., Extended Term Loan, 4.48%, 3/31/17		49	47,806
			2,401,210
Metals & Mining — 0.1%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18		70	68,600
Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		200	200,430
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		166	166,463
			366,893
Paper & Forest Products — 0.6%
Ainsworth Lumber Co., Ltd., Term Loan, 5.25%, 6/26/14		65	62,887
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		100	100,938
Verso Paper Finance Holdings LLC, Term Loan, 6.50% – 7.24%, 2/01/13		235	117,633
			281,458
Pharmaceuticals — 0.1%
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		50	50,261
Professional Services — 0.1%
Truven Health Analytics, Term Loan B, 6.75%, 6/06/19		60	60,425
Real Estate Investment Trusts (REITs) — 0.4%
iStar Financial, Inc., Term Loan A1, 5.00%, 6/28/13		179	179,581
Real Estate Management & Development — 0.4%
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16		17	16,715
Extended Term Loan, 4.49%, 10/10/16		123	118,413
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		30	29,850
			164,978
Semiconductors & Semiconductor Equipment — 0.0%
NXP BV, Term Loan A-2, 5.50%, 3/03/17		10	10,068
Software — 0.4%
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18		204	206,590
Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 2.98% – 3.20%, 5/29/14		63	61,706

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	75

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	USD	185	$182,845
Wireless Telecommunication Services — 1.2%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		10	9,863
Vodafone Americas Finance 2, Inc. (c):
Term Loan, 6.88%, 8/11/15		277	287,957
Term Loan B, 6.25%, 7/11/16		258	262,969
			560,789
Total Floating Rate Loan Interests — 22.8%			10,685,301

Preferred Securities
Capital Trusts — 0.2%
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (f)		145	87,000

Preferred Stocks	Shares
Auto Components — 0.4%
Dana Holding Corp., 4.00% (b)(e)		1,800	210,375
Diversified Financial Services — 1.3%
Ally Financial, Inc., 7.00% (b)		660	600,992
Total Preferred Stocks — 1.7%			811,367

Trust Preferreds
Diversified Financial Services — 0.9%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		12,320	304,462
RBS Capital Funding Trust VII, 6.08% (a)(f)(h)(i)		5,100	87,414
Total Trust Preferreds — 0.9%			391,876
Total Preferred Securities — 2.8%			1,290,243

Warrants (j)
Diversified Telecommunication Services — 0.0%
NEON Communications, Inc. (Expires 12/02/12)		53,622	1
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)		61	—
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		176	—
Total Warrants — 0.0%			1
Total Long-Term Investments (Cost — $61,521,901) — 136.6%			64,039,715

Short-Term Securities	Shares		Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (k)(l)		1,204,968	$1,204,968
Total Short-Term Securities (Cost — $1,204,968) — 2.6%			1,204,968

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Group, Inc.		3	—
Total Options Purchased (Cost — $2,933) — 0.0%			—
Total Investments (Cost — $62,729,802) — 139.2%			65,244,683
Liabilities in Excess of Other Assets — (39.2)%			(18,368,290)
Net Assets — 100.0%			$46,876,393

(a)	Non-income producing security.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Securities	$96,075	$6,665
Goldman Sachs & Co.	$272,362	$3,363

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	421,345	783,623	1,204,968	$ 521

(l)	Represents the current yield as of report date.

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
18	S&P 500 E-Mini Index Future	Chicago Mercantile	September 2012	USD 1,264,590	$(87,001)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	581,602	GBP	373,500	Royal Bank of Scotland Group Plc	10/17/12	$(11,373)
EUR	83,000	USD	102,645	Citigroup, Inc.	10/22/12	1,806
USD	1,643,704	EUR	1,339,000	UBS AG	10/22/12	(41,358)
Total						$(50,925)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	20	$(1,482)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	15	(1,232)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	30	(2,137)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	15	(766)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	15	(860)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	USD	50	909
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD	225	(660)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD	35	(785)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	USD	100	(2,304)
Total						$(9,317)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Air Lease Corp.	5.00%	Goldman Sachs Group, Inc.	2/14/13	Not Rated	USD	100	$1,658
CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	BB–	USD	500	65,031
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/16	B	USD	50	5,974
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/16	B	USD	50	5,809
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/17	B	USD	35	2,310
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B–	USD	80	1,140
Goodyear Tire & Rubber Co.	5.00%	Deutsche Bank AG	6/20/17	B+	USD	50	2,330
Goodyear Tire & Rubber Co.	5.00%	Goldman Sachs Group, Inc.	6/20/17	B+	USD	50	1,762
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB–	USD	280	22,810
Total							$108,824

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX North America High Yield Series 18, Version 2	5.00%	Credit Suisse Group AG	6/20/17	USD	297	$(963)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	77

Schedule of Investments (continued)
BlackRock High Yield Trust (BHY)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$1,958,830	$80,783	$1	$2,039,614
Corporate Bonds	—	49,386,538	638,018	50,024,556
Floating Rate Loan Interests	—	8,786,761	1,898,540	10,685,301
Preferred Securities	391,876	898,367	—	1,290,243
Warrants	—	—	1	1
Short-Term Securities	1,204,968	—	—	1,204,968
Total	$3,555,674	$59,152,449	$2,536,560	$65,244,683

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$19,094	$90,639	$109,733
Foreign currency exchange contracts	—	1,806	—	1,806
Liabilities:
Credit contracts	—	(11,189)	—	(11,189)
Equity contracts	$(87,001)	—	—	(87,001)
Foreign currency exchange contracts	—	(52,731)	—	(52,731)
Total	$(87,001)	$(43,020)	$90,639	$(39,382)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts, and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$24,065	—	—	$24,065
Cash pledged as collateral for financial futures contracts	71,000	—	—	71,000
Liabilities:
Loan payable	—	$(19,000,000)	—	(19,000,000)
Total	$95,065	$(19,000,000)	—	$(18,904,935)

Prior to February 29, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to February 29, 2012. For the interim period March 1, 2012 through August 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. As of February 29, 2012, the Trust used observable inputs in determining the value of certain equity securities. During the year, the Trust began valuing these securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $1,095,341 transferred from Level 2 to Level 1 in the disclosure hierarchy.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Trust’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[2]	Range of of Unobservable Inputs	Weighted Average Inputs[3]
Assets:
Corporate Bonds	$637,811	Market Comparable Companies	Yield	7.00% – 9.67%	8.82%
			EBITDA Multiple	6.0x	6.0x
Floating Rate Loan Interests	500,360	Market Comparable Companies	Illiquidity Discount	50%	50%
			Yield	9.65%	9.65%
		Cost	N/A4	—	—
Total[5]	$1,138,171

[2]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Illiquidity Discount	Decrease	Increase

[3]	Unobservable inputs are weighted based on the value of the investments included in the range.

See Notes to Financial Statements.

78	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (concluded)
BlackRock High Yield Trust (BHY)

[4]

The Trust fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.

[5]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of August 31, 2011	$27,152	$688,980	$1,642,711	$477	$45,985	$34,922	$2,440,227
Transfers into Level 3[1]	1	—	345,543	—	—	—	345,544
Transfers out of Level 3[2]	—	—	(387,187)	—	—	—	(387,187)
Accrued discounts/premiums	—	—	10,123	—	—	—	10,123
Net realized gain (loss)	(139,718)	9,120	5,303	910	54,100	—	(70,285)
Net change in unrealized appreciation/depreciation[3]	112,568	(26,239)	(59,066)	(477)	(45,985)	(34,921)	(54,120)
Purchases	—	16,904	562,752	—	—	—	579,656
Sales	(2)	(50,747)	(221,639)	(910)	(54,100)	—	(327,398)
Closing Balance as of August 31, 2012	$1	$638,018	$1,898,540	—	—	$1	$2,536,560

[1]

As of August 31, 2011, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $345,544 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of August 31, 2011, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $387,187 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $(77,581).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening balance, as of August 31, 2011	—
Transfers into Level 3[4]	—
Transfers out of Level 3[4]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[5]	$90,639
Purchases	—
Issues[6]	—
Sales	—
Settlements[7]	—
Closing Balance, as of August 31, 2012	$90,639

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $90,639.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	79

Schedule of Investments August 31, 2012	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 6.1%
321 Henderson Receivables I LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)	USD	757	$790,793
AH Mortgage Advance Trust, Series SART-3, Class 1A1, 2.98%, 3/13/43 (a)		630	634,369
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class C, 3.44%, 10/08/17		400	411,338
CarMax Auto Owner Trust, Series 2012-1:
Class B, 1.76%, 8/15/17		210	212,152
Class C, 2.20%, 10/16/17		125	126,840
Class D, 3.09%, 8/15/18		160	161,556
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		1,105	1,197,989
Credit Acceptance Auto Loan Trust, Series 2010-1, Class B, 3.63%, 10/15/18 (a)		1,970	1,990,277
DT Auto Owner Trust, Class C (a):
Series 2011-2A, 3.05%, 2/16/16		1,500	1,500,462
Series 2011-3A, 4.03%, 2/15/17		260	263,897
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class B, 1.14%, 1/15/16 (b)		180	180,001
Series 2012-1, Class C, 1.74%, 1/15/16 (b)		480	480,002
Series 2012-1, Class D, 2.34%, 1/15/16 (b)		450	450,001
Series 2012-2, Class B, 2.32%, 1/15/19		245	252,208
Series 2012-2, Class C, 2.86%, 1/15/19		105	107,018
Series 2012-2, Class D, 3.50%, 1/15/19		200	203,357
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.35%, 7/25/37 (b)		76	74,949
Nelnet Student Loan Trust (b):
Series 2006-1, Class A5, 0.54%, 8/23/27		525	497,842
Series 2008-3, Class A4, 2.08%, 11/25/24		620	649,571
PFS Financing Corp., Series 2012-AA, Class A, 1.44%, 2/15/16 (a)(b)		480	481,654
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		521	522,220
Series 2011-S1A, Class C, 2.01%, 8/15/16		373	371,621
Series 2011-S1A, Class D, 3.15%, 8/15/16		382	379,916
Series 2011-WO, Class C, 3.19%, 10/15/15		575	579,272
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		870	874,527
Series 2010-2, Class C, 3.89%, 7/17/17		1,020	1,055,676
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		700	702,535
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		735	749,049
Series 2011-1, Class D, 4.01%, 2/15/17		940	960,565
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		270	269,363
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		293	294,267
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)		693	700,253
Series 2012-1, Class B, 2.72%, 5/16/16		240	244,548
Series 2012-1, Class C, 3.78%, 11/15/17		325	335,789
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.67%, 6/15/21 (b)		196	190,944
Series 2008-5, Class A3, 1.75%, 1/25/18 (b)		525	538,067
Series 2008-5, Class A4, 2.15%, 7/25/23 (b)		630	664,627
Series 2012-A, Class A1, 1.64%, 8/15/25 (a)(b)		330	332,543
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		345	368,769
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		2,840	2,940,378
Small Business Administration Participation Certificates, Series 1996-20K, Class 1, 6.95%, 11/01/16		162	173,337
World Financial Network Credit Card Master Trust, 4.55%, 8/15/22		1,180	1,184,931
			25,099,473

Asset-Backed Securities	Par (000)		Value
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)	USD	4,204	$332,404
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		5,949	453,649
			786,053
Total Asset-Backed Securities — 6.3%			25,885,526

Common Stocks (c)	Shares
Media — 0.0%
Cumulus Media, Inc., Class A		32,384	89,704
Software — 0.0%
Bankruptcy Management Solutions, Inc.		152	1
Total Common Stocks — 0.0%			89,705

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
United Technologies Corp. (d):
4.88%, 5/01/15	USD	1,250	1,390,662
6.13%, 7/15/38		750	1,017,677
			2,408,339
Airlines — 0.6%
Continental Airlines, Inc., Series 2010-1, Class B, 6.00%, 1/12/19		622	626,172
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		1,673	1,706,460
			2,332,632
Auto Components — 0.8%
Icahn Enterprises LP:
4.00%, 8/15/13 (a)(b)		2,335	2,335,000
8.00%, 1/15/18		1,000	1,065,000
			3,400,000
Capital Markets — 4.6%
CDP Financial, Inc., 5.60%, 11/25/39 (a)(d)		2,955	3,812,139
E*Trade Financial Corp., 12.50%, 11/30/17 (e)		1,440	1,643,400
The Goldman Sachs Group, Inc.:
5.38%, 3/15/20		1,215	1,309,367
5.25%, 7/27/21		3,175	3,376,000
5.75%, 1/24/22		1,815	2,002,783
Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (c)(f)		225	—
Morgan Stanley:
2.94%, 5/14/13 (b)		1,880	1,892,942
4.20%, 11/20/14		680	697,586
4.00%, 7/24/15		400	407,707
6.25%, 8/28/17		1,925	2,085,828
Murray Street Investment Trust I, 4.65%, 3/09/17		1,640	1,711,829
			18,939,581
Chemicals — 0.2%
The Dow Chemical Co., 4.13%, 11/15/21		350	383,209
INEOS Finance Plc, 8.38%, 2/15/19 (a)		265	278,912
			662,121

See Notes to Financial Statements.

80	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks — 3.9%
CIT Group, Inc.:
7.00%, 5/02/16 (a)	USD	88	$88,447
7.00%, 5/02/17 (a)		347	347,787
5.38%, 5/15/20		1,650	1,718,063
5.00%, 8/15/22		440	443,333
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.88%, 2/08/22 (d)		1,390	1,447,629
DEPFA ACS Bank, 5.13%, 3/16/37 (a)		4,150	2,894,625
Discover Bank, 8.70%, 11/18/19		250	316,369
Eksportfinans ASA, 5.50%, 6/26/17		1,000	1,015,245
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		1,400	1,435,000
HSBC Bank Plc, 3.10%, 5/24/16 (a)(d)		695	728,478
HSBC Holdings Plc, 6.10%, 1/14/42 (d)		305	408,114
Wachovia Corp., 5.25%, 8/01/14 (d)		3,420	3,679,219
Wells Fargo & Co., 3.50%, 3/08/22 (d)		1,390	1,481,235
			16,003,544
Commercial Services & Supplies — 0.5%
ARAMARK Corp., 8.50%, 2/01/15		18	18,450
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		390	400,238
Mobile Mini, Inc., 7.88%, 12/01/20		1,320	1,415,700
West Corp., 8.63%, 10/01/18		135	137,025
			1,971,413
Communications Equipment — 1.3%
ADC Telecommunications, Inc., 3.50%, 7/15/15		4,340	4,431,834
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		640	680,000
			5,111,834
Construction & Engineering — 0.3%
ABB Finance USA, Inc., 4.38%, 5/08/42		194	219,085
URS Corp., 5.00%, 4/01/22 (a)		975	988,641
			1,207,726
Construction Materials — 0.2%
HD Supply, Inc., 8.13%, 4/15/19 (a)		570	618,450
Lafarge SA, 7.13%, 7/15/36		135	137,025
			755,475
Consumer Finance — 0.9%
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		280	321,883
8.13%, 1/15/20		1,265	1,566,267
SLM Corp.:
6.25%, 1/25/16		651	696,570
Series A, 0.75%, 1/27/14 (b)		600	581,692
Toll Brothers Finance Corp., 5.88%, 2/15/22		345	376,071
			3,542,483
Containers & Packaging — 0.2%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17	EUR	425	565,302
Series 144, 7.38%, 10/15/17	USD	200	214,250
			779,552
Diversified Financial Services — 7.8%
Ally Financial, Inc.:
8.30%, 2/12/15		860	954,600
5.50%, 2/15/17		1,500	1,560,162
6.25%, 12/01/17		160	172,881
8.00%, 3/15/20		560	655,200
8.00%, 11/01/31		320	378,400
Bank of America Corp., 5.63%, 7/01/20		1,100	1,219,567
Capital One Financial Corp., 4.75%, 7/15/21		975	1,093,772
Citigroup, Inc.:
5.00%, 9/15/14		285	298,130
4.59%, 12/15/15		7,245	7,794,772

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
General Electric Capital Corp., 6.75%, 3/15/32 (d)	USD	2,500	$3,246,107
JPMorgan Chase & Co.:
7.90% (b)(g)		3,500	3,915,240
6.30%, 4/23/19 (d)		1,375	1,678,099
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17 (d)		2,045	2,407,642
Moody’s Corp., 4.50%, 9/01/22		900	935,853
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	550	714,273
7.88%, 8/15/19	USD	560	623,000
6.88%, 2/15/21		1,255	1,358,538
Spirit Issuer Plc, 5.86%, 12/28/21	GBP	1,620	2,115,732
WMG Acquisition Corp.:
9.50%, 6/15/16	USD	160	174,800
11.50%, 10/01/18		562	616,795
			31,913,563
Diversified Telecommunication Services — 3.2%
Level 3 Financing, Inc.:
8.13%, 7/01/19		671	702,872
8.63%, 7/15/20		580	620,600
Telecom Italia Capital SA, 4.95%, 9/30/14		4,375	4,440,625
Verizon Communications, Inc.:
3.50%, 11/01/21		500	550,038
6.40%, 2/15/38		3,396	4,558,845
8.95%, 3/01/39		1,125	1,961,481
Windstream Corp., 7.88%, 11/01/17		200	217,500
			13,051,961
Electric Utilities — 6.5%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		121	164,273
5.95%, 12/15/36		217	255,413
CMS Energy Corp., 5.05%, 3/15/22		917	993,839
Duke Energy Carolinas LLC:
6.10%, 6/01/37		325	431,110
6.00%, 1/15/38 (d)		850	1,141,290
4.25%, 12/15/41 (d)		375	410,460
E.ON International Finance BV, 6.65%, 4/30/38 (a)		1,575	2,150,555
EDF SA, 5.60%, 1/27/40 (a)(d)		1,400	1,565,707
Florida Power Corp. (d):
6.35%, 9/15/37		1,450	2,009,465
6.40%, 6/15/38		340	477,596
Georgia Power Co., 3.00%, 4/15/16 (d)		800	859,924
Hydro-Quebec (d):
8.40%, 1/15/22		730	1,059,806
8.05%, 7/07/24		1,900	2,832,484
Jersey Central Power & Light Co., 7.35%, 2/01/19		245	313,858
Nisource Finance Corp.:
6.40%, 3/15/18		280	335,129
5.25%, 2/15/43		500	552,707
Ohio Power Co., Series D, 6.60%, 3/01/33		1,500	1,974,781
PacifiCorp., 6.25%, 10/15/37		650	910,552
Public Service Co. of Colorado, 6.25%, 9/01/37 (d)		1,350	1,948,531
Southern California Edison Co.:
5.63%, 2/01/36		675	887,753
Series 08-A, 5.95%, 2/01/38 (d)		1,100	1,512,710
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14 (d)	EUR	1,000	1,251,888
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37	USD	1,920	2,658,929
			26,698,760

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	81

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Energy Equipment & Services — 2.2%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)	USD	565	$553,700
Ensco Plc:
3.25%, 3/15/16		160	170,795
4.70%, 3/15/21		1,745	1,958,024
Frac Tech Services LLC, 8.13%, 11/15/18 (a)		1,110	1,146,075
MEG Energy Corp., 6.50%, 3/15/21 (a)		560	589,400
Noble Holding International Ltd., 5.25%, 3/15/42		350	375,470
Peabody Energy Corp., 6.25%, 11/15/21 (a)		2,610	2,655,675
Transocean, Inc.:
5.05%, 12/15/16		850	941,480
6.50%, 11/15/20		350	418,359
			8,808,978
Food Products — 1.2%
Darling International, Inc., 8.50%, 12/15/18		335	379,388
Kraft Foods Group, Inc. (a):
5.38%, 2/10/20		1,570	1,876,338
5.00%, 6/04/42		997	1,134,085
Kraft Foods, Inc., 5.38%, 2/10/20		1,430	1,718,691
			5,108,502
Gas Utilities — 0.2%
CenterPoint Energy Resources Corp., 5.85%, 1/15/41		700	881,220
Health Care Equipment & Supplies — 0.5%
Boston Scientific Corp., 6.25%, 11/15/15		1,260	1,427,114
DJO Finance LLC:
10.88%, 11/15/14		190	198,312
7.75%, 4/15/18		40	36,600
Teleflex, Inc., 6.88%, 6/01/19		385	411,950
			2,073,976
Health Care Providers & Services — 2.7%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		535	556,400
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		400	412,500
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	494	664,848
HCA, Inc.:
8.50%, 4/15/19	USD	17	19,168
6.50%, 2/15/20		2,015	2,213,981
7.88%, 2/15/20		135	150,694
7.25%, 9/15/20		50	55,406
IASIS Healthcare LLC, 8.38%, 5/15/19		1,000	953,750
INC Research LLC, 11.50%, 7/15/19 (a)		545	534,100
inVentiv Health, Inc. (a):
10.00%, 8/15/18		40	33,700
10.25%, 8/15/18		155	130,588
Omnicare, Inc., 7.75%, 6/01/20		805	887,512
Symbion, Inc., 8.00%, 6/15/16		455	459,834
Tenet Healthcare Corp.:
10.00%, 5/01/18		370	425,500
8.88%, 7/01/19		1,150	1,308,125
UnitedHealth Group, Inc., 2.88%, 3/15/22		2,000	2,049,750
			10,855,856
Health Care Technology — 0.6%
Amgen, Inc. (d):
6.40%, 2/01/39		750	931,504
5.15%, 11/15/41		1,500	1,637,571
			2,569,075
Hotels, Restaurants & Leisure — 0.1%
El Dorado Resorts LLC, 8.63%, 6/15/19 (a)		180	175,500
MGM Resorts International, 11.13%, 11/15/17		265	294,813
			470,313

Corporate Bonds	Par (000)		Value
Household Durables — 0.3%
Standard Pacific Corp., 10.75%, 9/15/16	USD	1,000	$1,207,500
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (a)	EUR	190	242,567
Independent Power Producers & Energy Traders — 0.5%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	USD	1,955	2,194,487
Industrial Conglomerates — 0.6%
The ADT Corp., 4.88%, 7/15/42 (a)		539	586,299
Sequa Corp. (a):
11.75%, 12/01/15		760	798,000
13.50%, 12/01/15		927	983,130
			2,367,429
Insurance — 4.4%
Allianz Finance II BV, 5.75%, 7/08/41	EUR	500	607,993
American International Group, Inc.:
3.80%, 3/22/17 (d)	USD	5,580	5,905,504
5.45%, 5/18/17		800	898,869
AXA SA, 5.25%, 4/16/40	EUR	250	267,714
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)	USD	408	446,250
Hartford Financial Services Group, Inc.:
6.00%, 1/15/19		345	383,954
5.13%, 4/15/22		930	999,523
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (a)		1,000	1,085,395
Lincoln National Corp., 6.25%, 2/15/20		630	730,900
Manulife Financial Corp., 3.40%, 9/17/15		1,625	1,692,883
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)(d)		775	833,093
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		340	304,300
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41	EUR	200	264,289
Prudential Financial, Inc. (d):
4.75%, 9/17/15	USD	1,220	1,339,589
7.38%, 6/15/19		300	377,559
5.38%, 6/21/20		250	288,865
4.50%, 11/15/20		400	436,532
5.70%, 12/14/36		950	1,053,230
			17,916,442
IT Services — 0.8%
First Data Corp. (a):
7.38%, 6/15/19		205	211,662
8.88%, 8/15/20		1,000	1,090,000
8.25%, 1/15/21		75	74,344
SunGard Data Systems, Inc.:
7.38%, 11/15/18		490	520,625
7.63%, 11/15/20		1,100	1,179,750
			3,076,381
Machinery — 0.3%
UR Financing Escrow Corp. (a):
5.75%, 7/15/18		194	205,155
7.38%, 5/15/20		495	524,700
7.63%, 4/15/22		455	491,400
			1,221,255
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)		1,100	1,300,750
Media — 8.1%
Affinion Group, Inc., 7.88%, 12/15/18		1,505	1,076,075
AMC Networks, Inc., 7.75%, 7/15/21		320	362,400
CCH II LLC, 13.50%, 11/30/16		2,265	2,479,738
Clear Channel Communications, Inc., 9.00%, 3/01/21		553	474,197
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		278	300,935
Series B, 9.25%, 12/15/17		2,492	2,706,935

See Notes to Financial Statements.

82	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	USD	2,000	$2,986,628
Cox Communications, Inc. (a):
6.95%, 6/01/38		1,000	1,303,728
8.38%, 3/01/39		1,735	2,618,124
DIRECTV Holdings LLC:
6.38%, 3/01/41		260	306,570
5.15%, 3/15/42		2,100	2,142,745
Intelsat Luxembourg SA:
11.25%, 6/15/16		238	250,495
11.25%, 2/04/17		750	787,500
11.50%, 2/04/17 (e)		420	441,000
NBC Universal Media LLC:
5.15%, 4/30/20		1,974	2,329,798
4.38%, 4/01/21		1,015	1,145,763
The New York Times Co., 6.63%, 12/15/16		1,800	1,953,000
Omnicom Group, Inc., 3.63%, 5/01/22		2,355	2,469,022
Time Warner Cable, Inc.:
7.30%, 7/01/38		970	1,323,610
5.88%, 11/15/40		460	545,786
5.50%, 9/01/41		920	1,041,084
Time Warner, Inc.:
4.70%, 1/15/21		1,000	1,146,948
6.10%, 7/15/40		615	750,459
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (a)		454	491,455
Virgin Media Secured Finance Plc:
6.50%, 1/15/18		330	359,700
7.00%, 1/15/18	GBP	792	1,364,472
			33,158,167
Metals & Mining — 3.6%
Alcoa, Inc., 5.40%, 4/15/21	USD	1,450	1,497,052
Barrick Gold Corp., 2.90%, 5/30/16		1,685	1,773,328
Corp. Nacional del Cobre de Chile, 3.00%, 7/17/22 (a)(d)		1,566	1,573,694
Falconbridge Ltd., 6.20%, 6/15/35		1,550	1,665,154
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		540	536,471
New Gold, Inc., 7.00%, 4/15/20 (a)		105	110,513
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (a)		475	492,688
Novelis, Inc., 8.75%, 12/15/20		4,105	4,587,337
Teck Resources Ltd., 5.38%, 10/01/15		2,350	2,583,252
			14,819,489
Oil, Gas & Consumable Fuels — 10.1%
Access Midstream Partners LP, 6.13%, 7/15/22		400	415,000
Anadarko Petroleum Corp., 5.95%, 9/15/16		1,916	2,215,632
BP Capital Markets Plc, 3.13%, 10/01/15		330	352,977
Burlington Resources Finance Co., 7.40%, 12/01/31 (d)		950	1,377,700
Cenovus Energy, Inc., 6.75%, 11/15/39		750	1,006,300
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		150	197,851
CONSOL Energy, Inc.,:
8.00%, 4/01/17		514	553,835
8.25%, 4/01/20		191	205,803
Denbury Resources, Inc., 8.25%, 2/15/20		65	73,775
Devon Energy Corp., 7.95%, 4/15/32		650	968,092
El Paso Natural Gas Co., 8.38%, 6/15/32		275	385,590
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		240	282,929
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17		540	602,100

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Enterprise Products Operating LLC:
4.05%, 2/15/22	USD	1,250	$1,364,512
6.13%, 10/15/39		700	831,755
5.95%, 2/01/41		500	592,379
Series L, 6.30%, 9/15/17		600	726,079
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		505	674,554
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		1,300	1,546,067
6.50%, 9/01/39		3,000	3,598,422
6.55%, 9/15/40		110	133,704
6.38%, 3/01/41		160	192,750
5.00%, 8/15/42		500	514,300
Linn Energy LLC, 6.25%, 11/01/19 (a)		590	582,625
Marathon Petroleum Corp., 6.50%, 3/01/41		1,052	1,283,424
MidAmerican Energy Co., 5.80%, 10/15/36		800	1,056,160
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		950	1,228,777
6.50%, 9/15/37		2,115	2,885,376
Newfield Exploration Co., 5.63%, 7/01/24		850	922,250
Nexen, Inc.:
6.40%, 5/15/37		400	498,720
7.50%, 7/30/39		670	938,127
Offshore Group Investments Ltd., 11.50%, 8/01/15 (a)		360	397,800
Petrobras International Finance Co.:
3.88%, 1/27/16		1,335	1,401,596
5.75%, 1/20/20		1,760	1,983,358
Pioneer Natural Resources Co., 3.95%, 7/15/22		350	364,140
Premier Oil Plc, 5.00%, 6/09/18		1,900	1,957,000
Range Resources Corp., 5.75%, 6/01/21		941	1,000,989
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16		540	577,800
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17		1,030	1,264,248
Western Gas Partners LP, 5.38%, 6/01/21		715	794,100
The Williams Cos., Inc., Series A, 7.50%, 1/15/31		2,500	3,134,485
			41,083,081
Paper & Forest Products — 1.2%
Clearwater Paper Corp., 7.13%, 11/01/18		1,000	1,092,500
Domtar Corp., 6.25%, 9/01/42		2,000	2,067,086
International Paper Co.:
7.50%, 8/15/21		75	97,579
4.75%, 2/15/22		420	472,491
6.00%, 11/15/41		435	518,358
NewPage Corp., 11.38%, 12/31/14 (c)(f)		1,240	840,100
			5,088,114
Pharmaceuticals — 0.2%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	200	281,118
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (a)	USD	520	579,800
			860,918
Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16		125	128,594
Real Estate Investment Trusts (REITs) — 0.6%
Simon Property Group LP, 4.75%, 3/15/42		835	919,518
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		275	301,910
Vornado Realty LP, 5.00%, 1/15/22		1,190	1,300,345
			2,521,773
Real Estate Management & Development — 0.6%
Punch Taverns Finance Plc, Series A2R, 6.82%, 7/15/20	GBP	739	1,091,578

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	83

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)			Value
Real Estate Management & Development (concluded)
Realogy Corp. (a)(d):
7.88%, 2/15/19	USD	369		$380,070
7.63%, 1/15/20		520		566,800
WEA Finance LLC, 4.63%, 5/10/21 (a)		305		331,379
				2,369,827
Road & Rail — 0.7%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		940		1,164,991
The Hertz Corp., 7.38%, 1/15/21		1,375		1,495,312
				2,660,303
Semiconductors & Semiconductor Equipment — 0.1%
Spansion LLC, 7.88%, 11/15/17		390		380,250
Software — 0.5%
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		895		915,138
Oracle Corp., 5.38%, 7/15/40 (d)		800		1,025,611
				1,940,749
Specialty Retail — 0.5%
Home Depot, Inc., 5.88%, 12/16/36		830		1,105,109
QVC, Inc. (a):
7.50%, 10/01/19		85		94,181
7.38%, 10/15/20		35		39,000
5.13%, 7/02/22		965		1,011,458
				2,249,748
Thrifts & Mortgage Finance — 0.3%
Radian Group, Inc., 5.38%, 6/15/15		1,400		1,053,500
Tobacco — 0.9%
Altria Group, Inc.:
9.95%, 11/10/38		800		1,366,270
10.20%, 2/06/39		1,389		2,420,782
				3,787,052
Wireless Telecommunication Services — 2.3%
America Movil SAB de CV, 2.38%, 9/08/16		800		830,725
Cricket Communications, Inc., 7.75%, 5/15/16		850		896,750
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		1,595		1,886,391
Digicel Group Ltd. (a):
8.25%, 9/01/17		150		159,000
10.50%, 4/15/18		540		583,200
MetroPCS Wireless, Inc., 6.63%, 11/15/20		750		776,250
Rogers Communications, Inc., 7.50%, 8/15/38		1,175		1,705,011
SBA Tower Trust, 5.10%, 4/15/17 (a)		360		401,456
Sprint Capital Corp.:
6.88%, 11/15/28		510		461,550
8.75%, 3/15/32		350		353,500
Sprint Nextel Corp. (a):
9.00%, 11/15/18		530		625,400
7.00%, 3/01/20		770		843,150
				9,522,383
Total Corporate Bonds — 76.1%				310,697,663

Foreign Agency Obligations
Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20	EUR	3,290		4,910,866
Hydro-Quebec, 9.40%, 2/01/21 (d)	USD	390		587,925
Italy Government International Bond, 5.38%, 6/15/33		470		424,175
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13 (d)		655		660,829
Total Foreign Agency Obligations — 1.6%				6,583,795

Non-Agency Mortgage-Backed Securities	Par (000)			Value
Collateralized Mortgage Obligations — 2.5%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37	USD	1,048		$870,264
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.50%, 4/01/18		—	(h)	42
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,534		1,311,605
Series 2006-OA21, Class A1, 0.43%, 3/20/47 (b)		849		465,854
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA5, Class 2A1, 0.44%, 4/25/46 (b)		335		201,275
Series 2007-10, Class A22, 6.00%, 7/25/37		612		507,650
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		1,265		1,227,913
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.08%, 6/19/35 (b)		1,034		1,021,978
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.42%, 12/25/36 (b)		611		422,412
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		874		729,923
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.94%, 5/25/36 (b)		692		479,089
Monastery BV, Series 2004-I, Class A2, 1.00%, 3/17/37 (b)	EUR	1,020		986,507
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	USD	1,524		1,620,799
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.92%, 5/25/47 (b)		366		255,114
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A21, 6.00%, 7/25/37		52		49,245
				10,149,670
Commercial Mortgage-Backed Securities — 12.6%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2006-6, Class A2, 5.31%, 10/10/45		1,419		1,448,874
Series 2007-1, Class A4, 5.45%, 1/15/49		500		572,826
Series 2007-2, Class A4, 5.80%, 4/10/49 (b)		750		869,145
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		800		885,825
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.26%, 12/10/49 (b)		1,200		1,421,371
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,100		1,154,638
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.20%, 12/10/49 (b)		1,515		1,769,102
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM, 5.97%, 6/10/46 (b)		1,750		1,851,881
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		705		698,888
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 6.00%, 6/15/38 (b)		1,000		1,080,596
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,750		1,780,425
Series 2010-RR2, Class 2A, 5.95%, 9/15/39 (a)(b)		1,010		1,144,527
DBRR Trust, Series 2011-C32, Class A3A, 5.93%, 6/17/49 (a)(b)		365		419,450
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		484		487,693
Class D, 5.50%, 11/05/27		210		213,237
First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class D, 6.78%, 11/18/35		1,658		1,665,708
GMAC Commercial Mortgage Securities, Inc.:
Series 2002-C3, Class A2, 4.93%, 7/10/39		726		728,412
Series 2004-C3, Class A4, 4.55%, 12/10/41		510		511,148

See Notes to Financial Statements.

84	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp., Class A4:
Series 2006-GG7, 6.06%, 7/10/38 (b)	USD	1,169	$1,349,481
Series 2007-GG9, 5.44%, 3/10/39		2,165	2,450,592
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.98%, 8/10/45 (b)		430	486,453
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		820	870,986
Series 2006-CB14, Class AM, 5.64%, 12/12/44 (b)		330	340,388
Series 2006-CB16, Class AJ, 5.62%, 5/12/45		720	614,341
LB-UBS Commercial Mortgage Trust (b):
Series 2004-C4, Class A3, 5.30%, 6/15/29		1,493	1,502,568
Series 2004-C8, Class C, 4.93%, 12/15/39		1,385	1,461,171
Series 2007-C6, Class A4, 5.86%, 7/15/40		5,225	6,105,115
Series 2007-C7, Class A3, 5.87%, 9/15/45		1,460	1,722,822
Merrill Lynch Mortgage Trust (b):
Series 2004-BPC1, Class A3, 4.47%, 10/12/41		16	15,571
Series 2004-KEY2, Class A4, 4.86%, 8/12/39		1,000	1,079,590
Morgan Stanley Capital I:
Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (b)		4,000	4,593,504
Series 2007-XLC1, Class A2, 0.56%, 7/17/17		557	523,351
Morgan Stanley Reremic Trust, Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		831	837,156
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48		4,391	4,402,438
Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		2,285	2,659,361
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 8/15/45		700	706,985
Class C, 5.04%, 8/15/45 (b)		900	877,801
			51,303,420
Interest Only Collateralized Mortgage Obligations — 0.0%
GSMPS Mortgage Loan Trust, Series 1998-5, Class IO, 0.10%, 6/19/27 (a)(b)		2,040	43,564
Interest Only Commercial Mortgage-Backed Securities — 1.0%
Morgan Stanley Bank of America Merrill Lynch Trust, 2.10%, 8/15/45 (a)(b)		15,980	1,812,247
Morgan Stanley Capital I, Series 2012-C4, Class XA, 2.89%, 3/15/45 (a)(b)		9,617	1,418,400
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA, 2.42%, 8/15/45 (a)(b)		6,115	835,187
			4,065,834
Total Non-Agency Mortgage-Backed Securities — 16.1%			65,562,488

Preferred Securities
Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.47%, 6/01/67 (b)		70	50,003
Commercial Banks — 0.1%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		505	505,000
Consumer Finance — 0.2%
Capital One Capital V, 10.25%, 8/15/39		200	206,000
Capital One Capital VI, 8.88%, 5/15/40		690	706,048
			912,048

Capital Trusts	Par (000)		Value
Insurance — 1.7%
The Allstate Corp., 6.50%, 5/15/67 (b)	USD	2,150	$2,254,812
American International Group, Inc., 8.18%, 5/15/68 (b)		195	232,781
Lincoln National Corp., 6.05%, 4/20/67 (b)		750	723,750
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		645	754,650
MetLife, Inc., 6.40%, 12/15/66		1,000	1,063,398
Swiss Re Capital I LP, 6.85% (a)(b)(g)		1,060	1,049,400
XL Group Plc, Series E, 6.50% (b)(g)		810	738,113
			6,816,904
Total Capital Trusts — 2.0%			8,283,955

Preferred Stocks	Shares
Commercial Banks — 1.0%
US Bancorp, Series G, 6.00% (b)		150,000	4,156,500
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 7.00% (c)		40,000	48,000
Fannie Mae, Series S, 8.25% (c)		10,000	9,000
Freddie Mac, Series Z, 8.38% (c)		94,539	87,921
			144,921
Total Preferred Stocks — 1.1%			4,301,421

Trust Preferreds — 0.1%
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		14,810	405,787
Total Preferred Securities — 3.2%			12,991,163

Taxable Municipal Bonds	Par (000)
City of Detroit Michigan Capital Improvement, GO, Taxable Capital Improvement, Limited Tax, Series A-2, 8.00%, 4/01/14	USD	1,525	1,454,957
District of Columbia, Refunding RB, The Howard University Issue, Series B, 7.63%, 10/01/35		1,000	1,246,860
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		950	1,304,264
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,260	1,694,713
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		670	1,010,192
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, 7.06%, 4/01/57		1,000	1,085,470
New York City Municipal Water Finance Authority, Refunding RB, Build America Bonds:
5.72%, 6/15/42		690	936,144
Second General Resolution, Series EE, 5.38%, 6/15/43		385	451,028
Second General Resolution, Series EE, 5.50%, 6/15/43		465	551,983
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		550	696,790
5.60%, 3/15/40		950	1,224,958
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		395	510,873

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	85

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)			Value
State of California, GO, Build America Bonds:
7.63%, 3/01/40	USD	860		$1,168,043
Various Purpose, 7.55%, 4/01/39		140		188,601
State of Illinois, GO, Pension Funding, 5.10%, 6/01/33		1,000		968,960
University of California, RB, Build America Bonds, 5.95%, 5/15/45		440		554,396
Total Taxable Municipal Bonds — 3.7%				15,048,232

US Government Sponsored Agency Securities
Agency Obligations — 4.2%
Fannie Mae (d):
1.94%, 10/09/19 (i)		7,305		6,367,243
5.63%, 7/15/37		825		1,202,794
Federal Home Loan Bank (d):
5.25%, 12/09/22		700		909,790
5.37%, 9/09/24		1,100		1,447,647
Federal Housing Administration, Merrill Projects, Series 42, 7.43%, 9/01/22		36		35,727
Resolution Funding Corp., 2.76%, 4/15/30 (i)		6,055		3,736,825
Tennessee Valley Authority, 5.25%, 9/15/39 (d)		2,405		3,194,109
				16,894,135
Collateralized Mortgage Obligations — 0.4%
Fannie Mae Mortgage-Backed Securities:
Series 1991-46, Class S, 2,461.75%, 5/25/21 (b)		—	(h)	2,886
Series 1991-87, Class S, 26.02%, 8/25/21 (b)		19		33,325
Series 2005-5, Class PK, 5.00%, 12/25/34		618		665,899
Series G-7, Class S, 1,116.37%, 3/25/21 (b)		—	(h)	1,887
Series G-17, Class S, 1,055.17%, 6/25/21 (b)		—	(h)	2,193
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(h)	2,071
Series G-49, Class S, 1,008.80%, 12/25/21 (b)		—	(h)	911
Freddie Mac Mortgage-Backed Securities:
Series 19, Class R, 16,196.49%, 3/15/20 (b)		—	(h)	473
Series 75, Class R, 9.50%, 1/15/21		—	(h)	1
Series 75, Class RS, 28.65%, 1/15/21 (b)		—	(h)	1
Series 173, Class R, 9.00%, 11/15/21		—	(h)	5
Series 173, Class RS, 9.27%, 11/15/21 (b)		—	(h)	5
Series 1057, Class J, 1.01%, 3/15/21		—	(h)	789
Series K013, Class A2, 3.97%, 1/25/21 (b)		930		1,068,623
				1,779,069
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Mortgage-Backed Securities, Series K706, Class C, 4.16%, 11/25/44 (a)(b)		170		157,480
Federal Deposit Insurance Corporation Guaranteed — 0.1%
General Electric Capital Corp., 2.13%, 12/21/12 (d)		525		528,020
Interest Only Collateralized Mortgage Obligations — 3.1%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17		2		245
Series 89, Class 2, 8.00%, 10/01/18		3		365
Series 94, Class 2, 9.50%, 8/01/21		1		228
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(h)	211
Series 1990-136, Class S, 19.83%, 11/25/20 (b)		5		7,419
Series 1991-99, Class L, 930.00%, 8/25/21		—	(h)	917
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(h)	1,560
Series 1997-50, Class SI, 1.20%, 4/25/23 (b)		143		5,162
Series 2003-80, Class DI, 5.50%, 10/25/31		4,942		297,781
Series 2010-126, Class UI, 5.50%, 10/25/40		5,884		939,459

US Government Sponsored Agency Securities	Par (000)			Value
Interest Only Collateralized Mortgage Obligations (concluded)
Fannie Mae Mortgage-Backed Securities (concluded):
Series 2012-47, Class NI, 4.50%, 4/25/42	USD	6,111		$1,235,526
Series 2012-96, Class DI, 4.00%, 2/25/27		10,000		1,005,358
Series 2012-M9, Class X1, 4.25%, 12/25/17 (b)		13,450		2,378,780
Series G-10, Class S, 1,080.00%, 5/25/21 (b)		—	(h)	6,776
Series G-12, Class S, 1,146.44%, 5/25/21 (b)		—	(h)	4,265
Series G92-5, Class H, 9.00%, 1/25/22		25		3,366
Series K707, Class X1, 1.70%, 12/25/18 (b)		2,522		206,186
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1,010.00%, 7/15/21		—	(h)	270
Series 200, Class R, 195,955.91%, 12/15/22 (b)		—	(h)	6
Series 1043, Class H, 43.87%, 2/15/21 (b)		3		7,525
Series 1054, Class I, 859.64%, 3/15/21 (b)		—	(h)	681
Series 1056, Class KD, 1,084.50%, 3/15/21		—	(h)	580
Series 1148, Class E, 1,167.37%, 10/15/21 (b)		—	(h)	1,684
Series 1254, Class Z, 8.50%, 4/15/22		51		11,210
Series 2611, Class QI, 5.50%, 9/15/32		1,546		176,697
Series K710, Class X1, 1.92%, 5/25/19 (b)		8,673		842,130
Ginnie Mae Mortgage-Backed Securities (b):
Series 2009-78, Class SD, 5.96%, 9/20/32		7,736		1,506,590
Series 2011-52, Class NS, 6.43%, 4/16/41		21,186		3,759,998
				12,400,975
Mortgage-Backed Securities — 12.9%
Fannie Mae Mortgage-Backed Securities:
3.00%, 9/15/42 (j)		16,300		16,908,704
3.50%, 3/01/42 (d)		1,443		1,530,581
4.00%, 12/01/41 (d)		5,094		5,468,815
4.50%, 7/01/41 (d)		6,883		7,483,245
5.00%, 8/01/34 (d)		4,998		5,498,719
5.50%, 12/01/13 – 6/01/38 (d)		3,590		3,955,387
6.00%, 3/01/16 – 9/15/42 (d)(j)		10,611		11,692,692
Ginnie Mae Mortgage-Backed Securities, 8.00%, 7/15/24		—	(h)	355
				52,538,498
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1, 2/01/23		8		6,851
Series 228, Class 1, 6/01/23		6		5,030
Series 1993-51, Class E, 2/25/23		25		22,633
Series 1993-70, Class A, 5/25/23		4		3,493
Freddie Mac Mortgage-Backed Securities, Series 1739, Class B, 2/15/24		2		2,112
				40,119
Total US Government Sponsored Agency Securities — 20.7%				84,338,296

US Treasury Obligations
US Treasury Bonds (d):
8.13%, 8/15/21		1,550		2,442,825
8.00%, 11/15/21		7,065		11,133,444
6.25%, 8/15/23		4,355		6,371,230
5.38%, 2/15/31		375		552,422
3.50%, 2/15/39		2,865		3,377,119
4.25%, 5/15/39		2,770		3,681,937
4.38%, 5/15/40		8,225		11,166,721
4.75%, 2/15/41		1,621		2,331,201
4.38%, 5/15/41		805		1,094,925
3.13%, 11/15/41		20,940		22,948,942
3.13%, 2/15/42		2,368		2,592,590
3.00%, 5/15/42		2,730		2,915,555
2.75%, 8/15/42		10,900		11,046,474

See Notes to Financial Statements.

86	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)		Value
US Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (d)	USD	4,260	$4,647,570
US Treasury Notes:
2.25%, 7/31/18 (d)		2,495	2,705,516
2.63%, 8/15/20 (d)		1,105	1,225,427
2.00%, 2/15/22 (d)		3,932	4,112,628
1.75%, 5/15/22		152	155,088
Total US Treasury Obligations — 23.2%			94,501,614

Warrants — 0.0% (k)	Shares
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)		101	—
Total Long-Term Investments (Cost — $573,268,297) — 150.9%			615,698,482

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (l)(m)		1,343,014	1,343,014
Total Short-Term Securities (Cost — $1,343,014) — 0.3%			1,343,014

Options Purchased	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.0%
Receive a fixed rate of 1.10% and pay a floating rate based on 3-month LIBOR, Expires 7/31/13, Broker JPMorgan Chase & Co.	USD	13,500	160,273
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Pay a fixed rate of 3.50% and receive a floating rate based on a 6-month EURIBOR, Expires 11/08/12, Broker Citigroup, Inc.	EUR	4,000	296
Pay a fixed rate of 2.08% and receive a floating rate based on a 3-month LIBOR, Expires 3/26/13, Broker JPMorgan Chase & Co.	USD	45,300	31,932
Pay a fixed rate of 3.25% and receive a floating rate based on a 3-month LIBOR, Expires 6/03/13, Broker JPMorgan Chase & Co.		1,200	24,257
Pay a fixed rate of 3.75% and receive a floating rate based on a 3-month LIBOR, Expires 6/03/13, Broker JPMorgan Chase & Co.		2,400	18,246
Pay a fixed rate of 4.25% and receive a floating rate based on a 3-month LIBOR, Expires 6/03/13, Broker JPMorgan Chase & Co.		4,800	13,214
Pay a fixed rate of 1.50% and receive a floating rate based on a 3-month LIBOR, Expires 7/11/13, Broker JPMorgan Chase & Co.		15,600	78,891
Pay a fixed rate of 1.50% and receive a floating rate based on a 3-month LIBOR, Expires 7/19/13, Broker Deutsche Bank AG		9,700	51,259
Pay a fixed rate of 1.10% and receive a floating rate based on a 3-month LIBOR, Expires 7/31/13, Broker JPMorgan Chase & Co.		13,500	144,667

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Interest Rate Put Swaptions (concluded)
Pay a fixed rate of 4.50% and receive a floating rate based on a 3-month LIBOR, Expires 3/16/17, Broker Deutsche Bank AG	USD	6,300	$164,038
			526,800

	Contracts
Over-the-Counter Put Options — 0.1%
S&P 500 Index, Strike Price USD 1,375.00, Expires 10/19/12, Broker Deutsche Bank AG		12,000	271,612
Total Options Purchased (Cost — $1,882,435) — 0.2%			958,685
Total Investments Before Options Written (Cost — $576,493,746) — 151.4%			618,000,181

Options Written	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — (1.3)%
Pay a fixed rate of 2.00% and receive a floating rate based on 3-month LIBOR, Expires 8/28/13, Broker Royal Bank of Scotland Group Plc	USD	14,000	(484,456)
Pay a fixed rate of 2.09% and receive a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG		4,200	(194,058)
Pay a fixed rate of 2.06% and receive a floating rate based on 3-month LIBOR, Expires 4/09/14, Broker JPMorgan Chase & Co.		16,100	(679,236)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Deutsche Bank AG		9,600	(170,723)
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Deutsche Bank AG		9,300	(101,092)
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker BNP Paribas SA		30,300	(329,364)
Pay a fixed rate of 1.20% and receive a floating rate based on 3-month LIBOR, Expires 6/18/14, Broker Deutsche Bank AG		12,100	(145,492)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.		9,000	(68,623)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker JPMorgan Chase & Co.		15,600	(118,947)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/21/14, Broker Deutsche Bank AG		9,700	(73,920)
Pay a fixed rate of 1.48% and receive a floating rate based on 3-month LIBOR, Expires 7/31/14, Broker JPMorgan Chase & Co.		10,000	(191,236)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 8/01/14, Broker Deutsche Bank AG		9,700	(73,630)
Pay a fixed rate of 3.65% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		1,100	(119,428)
Pay a fixed rate of 3.53% and receive a floating rate based on 3-month LIBOR, Expires 3/30/17, Broker Deutsche Bank AG		15,000	(1,522,873)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	87

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Interest Rate Call Swaptions (concluded)
Pay a fixed rate of 3.60% and receive a floating rate based on 3-month LIBOR, Expires 4/03/17, Broker Goldman Sachs Group, Inc.	USD	8,200	$(866,884)
			(5,139,962)
Over-the-Counter Interest Rate Put Swaptions — (0.8)%
Receive a fixed rate of 1.59% and pay a floating rate based on 3-month LIBOR, Expires 11/30/12, Broker JPMorgan Chase & Co.		11,200	(4,472)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 8/28/13, Broker Royal Bank of Scotland Group Plc		14,000	(407,736)
Receive a fixed rate of 2.09% and pay a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG		4,200	(21,801)
Receive a fixed rate of 2.06% and pay a floating rate based on 3-month LIBOR, Expires 4/09/14, Broker JPMorgan Chase & Co.		16,100	(125,195)
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Deutsche Bank AG		9,600	(59,035)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker BNP Paribas SA		30,300	(263,713)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Deutsche Bank AG		9,300	(80,942)
Receive a fixed rate of 2.20% and pay a floating rate based on 3-month LIBOR, Expires 6/18/14, Broker Deutsche Bank AG		12,100	(103,605)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Bank of America Corp.		9,000	(100,247)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker JPMorgan Chase & Co.		15,600	(173,762)
Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR, Expires 7/16/14, Broker Deutsche Bank AG		24,800	(292,925)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/21/14, Broker Deutsche Bank AG		9,700	(110,702)
Receive a fixed rate of 1.48% and pay a floating rate based on 3-month LIBOR, Expires 7/31/14, Broker JPMorgan Chase & Co.		10,000	(193,489)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 8/01/14, Broker JPMorgan Chase & Co.		11,200	(132,625)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 8/01/14, Broker Deutsche Bank AG		9,700	(114,863)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 3/16/17, Broker Deutsche Bank AG		12,600	(159,697)
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase & Co.		1,100	(46,198)
Receive a fixed rate of 3.53% and pay a floating rate based on 3-month LIBOR, Expires 3/30/17, Broker Deutsche Bank AG		15,000	(673,874)
Receive a fixed rate of 3.60% and pay a floating rate based on 3-month LIBOR, Expires 4/03/17, Broker Goldman Sachs Group, Inc.		8,200	(354,828)
			(3,419,709)

Options Written	Contracts		Value
Over-the-Counter Put Options — (0.0)%
S&P 500 Index, Strike Price USD 1,325.00, Expires 10/19/12, Broker Deutsche Bank AG		9,500	$(114,598)
Total Options Written (Premiums Received — $8,723,514) — (2.1)%			(8,674,269)
Total Investments, Net of Options Written — 149.3%			609,325,912
Liabilities in Excess of Other Assets — (49.3)%			(201,257,538)
Net Assets — 100.0%			$408,068,374

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Amount is less than $500.

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	$4,186,680	$(1,930)
Deutsche Bank AG	$3,966,328	$(422)
Goldman Sachs Group, Inc.	$16,908,704	$2,548

(k)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,706,293	(2,363,279)	1,343,014	$4,026

(m)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

88	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Reverse repurchase agreements outstanding as of August 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	(1.25)%	2/02/12	Open	$440,700	$437,456
Bank of America Merrill Lynch	0.17%	4/18/12	Open	3,115,688	3,117,688
BNP Paribas Securities Corp.	0.14%	4/18/12	Open	1,192,019	1,192,649
Deutsche Bank AG	0.13%	4/24/12	Open	1,381,875	1,382,524
Bank of America Merrill Lynch	0.12%	5/07/12	Open	2,439,313	2,440,264
Bank of America Merrill Lynch	0.22%	5/07/12	Open	895,125	895,710
BNP Paribas Securities Corp.	0.17%	5/09/12	Open	2,212,665	2,213,867
BNP Paribas Securities Corp.	0.18%	5/09/12	Open	1,045,494	1,046,095
BNP Paribas Securities Corp.	0.19%	5/09/12	Open	2,694,600	2,696,235
UBS Securities LLC	0.28%	5/10/12	Open	3,516,450	3,519,568
BNP Paribas Securities Corp.	0.32%	5/14/12	Open	510,100	510,599
Bank of America Merrill Lynch	0.25%	6/05/12	Open	6,017,494	6,021,171
BNP Paribas Securities Corp.	0.23%	6/05/12	Open	23,191,050	23,204,089
UBS Securities LLC	0.32%	6/06/12	Open	5,158,900	5,162,890
Credit Suisse Securities (USA) LLC	0.23%	6/20/12	Open	646,812	647,114
BNP Paribas Securities Corp.	0.20%	6/26/12	Open	1,214,812	1,215,265
UBS Securities LLC	0.32%	6/29/12	Open	1,806,337	1,807,365
BNP Paribas Securities Corp.	0.32%	7/02/12	Open	2,979,000	2,980,615
Deutsche Bank AG	(2.00)%	7/02/12	Open	316,417	315,345
UBS Securities LLC	0.32%	7/02/12	Open	1,477,212	1,478,014
BNP Paribas Securities Corp.	0.27%	7/24/12	Open	573,750	573,918
Credit Suisse Securities (USA) LLC	0.23%	7/25/12	Open	3,228,713	3,229,496
Bank of America Merrill Lynch	0.15%	7/26/12	Open	11,356,988	11,358,738
Bank of America Merrill Lynch	0.17%	7/26/12	Open	6,570,606	6,571,754
Bank of America Merrill Lynch	0.18%	7/26/12	Open	22,898,159	22,902,395
UBS Securities LLC	0.33%	7/27/12	Open	2,604,925	2,605,785
UBS Securities LLC	0.34%	7/27/12	Open	1,006,000	1,006,342
Barclays Capital, Inc.	0.35%	7/31/12	Open	1,603,125	1,603,624
Morgan Stanley & Co. International	0.10%	8/02/12	Open	1,164,152	1,164,634
Credit Suisse Securities (USA) LLC	0.14%	8/07/12	Open	4,138,430	4,138,832
UBS Securities LLC	0.34%	8/07/12	Open	3,420,000	3,420,808
Credit Suisse Securities (USA) LLC	0.35%	8/08/12	Open	11,183,623	11,186,234
Barclays Capital, Inc.	0.35%	8/09/12	Open	3,435,469	3,436,236

Reverse repurchase agreements outstanding as of August 31, 2012 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.31%	8/10/12	9/13/12	$26,398,356	$26,406,312
UBS Securities LLC	0.34%	8/13/12	Open	553,800	553,899
UBS Securities LLC	0.35%	8/13/12	Open	1,855,000	1,855,343
Credit Suisse Securities (USA) LLC	0.35%	8/15/12	Open	812,000	812,134
Credit Suisse Securities (USA) LLC	0.35%	8/16/12	Open	8,004,324	8,005,570
Barclays Capital, Inc.	0.35%	8/21/12	Open	1,290,812	1,290,951
BNP Paribas Securities Corp.	0.11%	8/21/12	Open	2,791,425	2,791,519
BNP Paribas Securities Corp.	0.17%	8/30/12	9/04/12	10,913,625	10,913,934
Total				$188,055,345	$188,112,981

•	Financial futures contracts purchased as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
18	5-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	2,243,953	$9,810
246	30-Year US Treasury Bond	Chicago Board of Trade	December 2012	USD	37,245,938	416,919
57	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2012	USD	9,633,000	108,103
Total						$534,832

•	Financial futures contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
15	90-Day Euro-Dollar	Chicago Mercantile	September 2012	USD	3,735,375	$(1,126)
440	2-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	97,054,375	(88,686)
446	10-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	59,638,563	(503,783)
15	90-Day Euro-Dollar	Chicago Mercantile	December 2012	USD	3,736,688	(2,926)
15	90-Day Euro-Dollar	Chicago Mercantile	March 2013	USD	3,736,688	(3,788)
12	90-Day Euro-Dollar	Chicago Mercantile	June 2013	USD	2,989,050	(2,130)
12	90-Day Euro-Dollar	Chicago Mercantile	September 2013	USD	2,988,600	(5,559)
16	90-Day Euro-Dollar	Chicago Mercantile	December 2013	USD	3,983,800	(11,342)
12	90-Day Euro-Dollar	Chicago Mercantile	March 2014	USD	2,987,100	(7,854)
9	90-Day Euro-Dollar	Chicago Mercantile	June 2014	USD	2,239,537	(4,335)
9	90-Day Euro-Dollar	Chicago Mercantile	September 2014	USD	2,238,637	(8,113)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	89

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

Financial futures contracts sold as of August 31, 2012 were as follows (concluded):

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
9	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	2,237,287	$(9,286)
53	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	13,168,513	(66,819)
44	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	10,924,100	(58,595)
44	90-Day Euro-Dollar	Chicago Mercantile	September 2015	USD	10,912,550	(67,771)
44	90-Day Euro-Dollar	Chicago Mercantile	December 2015	USD	10,897,700	(69,421)
Total						$(911,534)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,036,977	USD	1,627,000	UBS AG	10/17/12	$19,323
USD	918,184	GBP	588,000	Credit Suisse Group AG	10/17/12	(15,335)
USD	3,765,332	GBP	2,425,500	UBS AG	10/17/12	(85,433)
USD	938,006	GBP	594,000	UBS AG	10/17/12	(5,038)
EUR	168,000	USD	211,043	Citigroup, Inc.	10/22/12	376
EUR	91,952	USD	113,000	UBS AG	10/22/12	2,717
USD	7,433,238	EUR	6,063,000	Citigroup, Inc.	10/22/12	(196,736)
USD	56,776	EUR	46,000	Citigroup, Inc.	10/22/12	(1,112)
Total						$(281,238)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citigroup, Inc.	6/20/15	USD	1,400	$232,792
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD	1,800	(5,281)
DE Master Blenders, Inc.	1.00%	JPMorgan Chase & Co.	3/20/17	USD	208	(4,055)
Hillshire Brands Co.	1.00%	JPMorgan Chase & Co.	3/20/17	USD	208	7,539
XL Group Plc	1.00%	JPMorgan Chase & Co.	6/20/17	USD	1,600	(26,877)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	1,020	(4,785)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	9/20/17	USD	2,000	(9,400)
National Australia Bank Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	2,000	(6,587)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	1,020	(6,188)
Total						$177,158

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
MetLife, Inc.	1.00%	Credit Suisse Group AG	9/20/16	A–	USD	545	$19,635
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A–	USD	730	21,665
MetLife, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/16	A–	USD	500	13,927
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A–	USD	910	25,810
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A–	USD	275	5,819
MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A–	USD	298	5,859
MetLife, Inc.	1.00%	Citigroup, Inc.	12/20/16	A–	USD	290	7,292
Total							$100,007

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — sold protection outstanding as of August 31, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]		Unrealized Appreciation
Markit CMBX North America AAA Index Series 3	0.08%	Morgan Stanley	12/13/49	A+	USD	530	$28,033
Markit CMBX North America AAA Index Series 4	0.35%	Morgan Stanley	2/17/51	A–	USD	530	24,651
Total							$52,684

[3]	Using S&P’s rating of the underlying securities.

[4]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

90	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Interest rate swaps outstanding as of August 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month CBA	JPMorgan Chase & Co.	6/25/14	CAD	29,600	$(54,648)
1.27%[1]	3-month CBA	Deutsche Bank AG	7/03/14	CAD	13,600	(24,083)
1.33%[1]	3-month CBA	Deutsche Bank AG	7/05/14	CAD	13,600	(15,890)
1.22%[1]	3-month CBA	Deutsche Bank AG	7/09/14	CAD	13,600	(30,755)
1.24%[1]	3-month CBA	Deutsche Bank AG	7/11/14	CAD	13,600	(28,174)
1.66%[2]	3-month CBA	JPMorgan Chase & Co.	6/25/16	CAD	15,000	15,753
1.64%[2]	3-month CBA	Deutsche Bank AG	7/03/16	CAD	13,600	19,878
1.70%[2]	3-month CBA	Deutsche Bank AG	7/05/16	CAD	13,600	4,354
0.87%[2]	3-month LIBOR	Royal Bank of Scotland Group Plc	7/31/17	USD	7,000	(38,740)
1.74%[1]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	1,000	38,661
1.20%[1]	3-month LIBOR	JPMorgan Chase & Co.	8/30/18	USD	7,900	35,996
1.51%[1]	3-month LIBOR	Deutsche Bank AG	7/13/19	USD	5,900	14,969
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	910	(134,713)
2.08%[1]	3-month LIBOR	Morgan Stanley	4/26/22	USD	6,400	268,975
2.04%[1]	3-month LIBOR	Morgan Stanley	5/04/22	USD	11,500	434,771
1.94%[1]	3-month LIBOR	Citigroup, Inc.	5/16/22	USD	2,100	58,597
1.89%[1]	6-month EURIBOR	Citigroup, Inc.	6/27/22	EUR	1,800	38,016
1.60%[1]	3-month LIBOR	Credit Suisse Group AG	8/02/22	USD	2,100	(12,156)
1.61%[1]	3-month LIBOR	Deutsche Bank AG	8/06/22	USD	1,700	(8,139)
1.74%[2]	3-month LIBOR	Credit Suisse Group AG	8/07/22	USD	6,000	(42,635)
1.79%[2]	3-month LIBOR	Credit Suisse Group AG	8/10/22	USD	1,000	(11,721)
1.91%[1]	3-month LIBOR	Deutsche Bank AG	8/21/22	USD	3,800	88,431
1.93%[2]	3-month LIBOR	JPMorgan Chase & Co.	8/21/22	USD	2,000	(48,609)
2.58%[2]	6-month EURIBOR	Deutsche Bank AG	11/11/41	EUR	350	(37,911)
2.68%[2]	6-month EURIBOR	Deutsche Bank AG	11/18/41	EUR	750	(102,306)
3.07%[2]	3-month LIBOR	Barclays Plc	3/21/42	USD	8,200	(1,060,280)
2.15%[2]	6-month EURIBOR	Citigroup, Inc.	6/27/42	EUR	770	8,297
2.41%[2]	3-month LIBOR	JPMorgan Chase & Co.	7/02/42	USD	3,400	51,292
2.48%[2]	3-month LIBOR	Deutsche Bank AG	7/05/42	USD	4,500	(7,362)
2.52%[2]	3-month LIBOR	Citigroup, Inc.	9/04/42	USD	5,100	(59,408)
2.52%[2]	3-month LIBOR	Goldman Sachs Group, Inc.	9/04/42	USD	5,100	(57,332)
Total						$(696,872)

[1]	Trust pays the floating rate and receives the fixed rate.

[2]	Trust pays the fixed rate and receives the floating rate.

•	Total return swaps outstanding as of August 31, 2012 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Change in Return of the Consumer Price Index for All Urban Consumers	2.18%[3]	Bank of America Corp.	10/06/21	USD	1,885	$(43,387)

[3]	Trust pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$24,347,936	$1,537,590	$25,885,526
Common Stocks	$89,704	—	1	89,705
Corporate Bonds	—	308,740,663	1,957,000	310,697,663
Foreign Agency Obligations	—	6,583,795	—	6,583,795
Non-Agency Mortgage-Backed Securities	—	65,039,095	523,393	65,562,488
Preferred Securities	4,707,208	8,283,955	—	12,991,163
Taxable Municipal Bonds	—	15,048,232	—	15,048,232
US Government Sponsored Agency Securities	—	84,302,078	36,218	84,338,296
US Treasury Obligations	—	94,501,614	—	94,501,614
Short-Term Securities	1,343,014	—	—	1,343,014
Total	$6,139,926	$606,847,368	$4,054,202	$617,041,496

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	91

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$393,022	—	$393,022
Equity contracts	—	271,612	—	271,612
Foreign currency exchange contracts	—	22,416	—	22,416
Interest rate contracts	$534,832	1,765,063	—	2,299,895
Liabilities:
Credit contracts	—	(63,173)	—	(63,173)
Equity contracts	—	(114,598)	—	(114,598)
Foreign currency exchange contracts	—	(303,654)	—	(303,654)
Interest rate contracts	(911,534)	(10,334,533)	—	(11,246,067)
Other contracts	—	(43,387)	—	(43,387)
Total	$(376,702)	$(8,407,232)	—	$(8,783,934)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying or face value amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$325,000	—	—	$325,000
Foreign currency at value	548,136	—	—	548,136
Cash pledged as collateral for financial futures contracts	1,344,000	—	—	1,344,000
Cash pledged as collateral for reverse repurchase agreements	752,000	—	—	752,000
Cash pledged as collateral for swaps	7,320,000	—	—	7,320,000
Liabilities:
Cash received as collateral for swaps	—	$(1,200,000)	—	(1,200,000)
Cash received as collateral for reverse repurchase agreements	—	(127,000)	—	(127,000)
Reverse repurchase agreements	—	(188,055,345)	—	(188,055,345)
Total	$10,289,136	$(189,382,345)	—	$(179,093,209)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2012.

Certain of the Trust’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	US Government Sponsored Agency Securities	Warrants	Total
Assets:
Opening balance, as of August 31, 2011	$6,157,600	—	$2,004,500	$1,957,342	$190	$109,421	$80,827	$83,088	$10,392,968
Transfers into Level 3[2]	—	$1	—	—	—	—	—	—	1
Transfers out of Level 3[3]	(4,220,557)	—	—	(352,670)	—	—	—	—	(4,573,227)
Accrued discounts/ premiums	(408,000)	—	199	4,535	—	—	(133)	—	(403,399)
Net realized gain (loss)	21	(1)	18,672	67,431	364	128,730	(1,523)	—	213,694
Net change in unrealized appreciation/ depreciation[4]	310,836	1	(11,371)	8,053	(190)	(109,421)	748	(83,088)	115,568
Purchases	—	—	—	579,724	—	—	—	—	579,724
Sales	(302,310)	—	(55,000)	(1,741,022)	(364)	(128,730)	(43,701)	—	(2,271,127)
Closing Balance, as of August 31, 2012	$1,537,590	$1	$1,957,000	$523,393	—	—	$36,218	—	$4,054,202

[2]

As of August 31, 2011, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $1 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]

As of August 31, 2011, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $4,573,227 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $2,271,976.

See Notes to Financial Statements.

92	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (concluded)	BlackRock Income Opportunity Trust, Inc. (BNA)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Liabilities:
Opening balance, as of August 31, 2011	$(941)
Transfers into Level 3[1]	—
Transfers out of Level 3[1]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	941
Purchases	—
Issues[3]	—
Sales	—
Settlements[4]	—
Closing Balance, as of August 31, 2012	—

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $0.

[3]	Issues represent upfront cash received on certain derivative financial instruments.

[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	93

Schedule of Investments August 31, 2012	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 1.4%
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M2, 0.68%, 3/25/35 (a)	$5,214		$4,946,311
Securitized Asset-Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.67%, 10/25/35 (a)	1,875		1,204,526
Small Business Administration Participation Certificates, Class 1:
Series 1996-20E, 1, 7.60%, 5/01/16	112		118,718
Series 1996-20G, 7.70%, 7/01/16	120		128,910
Series 1996-20H, 7.25%, 8/01/16	177		188,875
Series 1996-20K, 6.95%, 11/01/16	307		328,201
Series 1997-20C, 7.15%, 3/01/17	133		143,533
			7,059,074
Interest Only Asset-Backed Securities — 0.2%
Small Business Administration, Series 1, 2.00%, 4/01/15	1,438		12,582
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)	4,301		340,073
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29	7,404		564,541
			917,196
Total Asset-Backed Securities — 1.6%			7,976,270

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.4%
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.50%, 4/01/18	—	(c)	90
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	814		830,451
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.51%, 10/25/35 (a)	2,912		2,190,760
JPMorgan Mortgage Trust, Series 2006-A7, Class 2A2, 2.71%, 1/25/37 (a)	333		251,518
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 16.18%, 8/25/23 (a)	50		57,187
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	2,134		2,269,118
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 2.88%, 8/25/34 (a)	1,385		1,319,463
			6,918,587
Commercial Mortgage-Backed Securities — 0.5%
Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)	2,420		2,700,856
Interest Only Collateralized Mortgage Obligations — 1.0%
Bank of America Mortgage Securities, Inc., Series 2003-3, Class 1A, 0.28%, 5/25/33 (a)	55,752		357,984
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	894		222,099
Collateralized Mortgage Obligation Trust, Series 42, Class R, 6.000%, 10/01/14	—	(c)	1
First Boston Mortgage Securities Corp., Series C, 10.97%, 4/25/17	16		2,087
GSMPS Mortgage Loan Trust, Series 1998-5, Class IO, 0.10%, 6/19/27 (a)(b)	4,056		86,601
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	90,589		452,944
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.98%, 4/25/34	11,266		124,984
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	429		53,343

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	$476		$43,288
Sequoia Mortgage Trust, Series 2005-2, Class XA, 1.09%, 3/20/35 (a)	37,750		607,538
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 3AS, 5.17%, 8/25/36 (a)	24,498		2,882,341
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.04%, 5/15/29 (a)	50,603		86,957
			4,920,167
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-C1, Class AX, 1.31%, 6/20/29 (a)(b)	2,401		45,646
Principal Only Collateralized Mortgage Obligations — 0.5%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-26, 8/25/33	1,190		1,147,015
Series 2003-J4, 6/25/33	245		233,340
Series 2003-J5, 7/25/33	374		356,681
Series 2003-J8, 9/25/23	281		276,632
Drexel Burnham Lambert CMO Trust, Class 1:
Series K, 9/23/17	7		7,206
Series V, 9/01/18	17		17,001
MASTR Asset Securitization Trust, Series 2004-3, Class 4A15, 3/25/34	53		46,358
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 2/25/36	756		443,892
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 4/25/24	7		5,426
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 11/25/35	484		303,068
			2,836,619
Total Non-Agency Mortgage-Backed Securities — 3.4%			17,421,875

US Government Sponsored Agency Securities
Agency Obligations — 2.5%
Federal Housing Administration:
General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	200		196,383
Merrill Projects, Series 54, 7.43%, 5/15/23	2		1,822
Reilly Projects, Series 41, 8.28%, 3/01/20	199		198,368
USGI Projects, Series 87, 7.43%, 12/01/22	63		61,392
USGI Projects, Series 99, 7.43%, 6/01/21	4,097		4,014,908
USGI Projects, Series 99, 7.43%, 10/01/23	38		37,687
USGI Projects, Series 99, 7.43%, 10/01/23	114		111,349
Resolution Funding Corp., 2.76%, 4/15/30 (d)	13,000		8,022,911
			12,644,820
Collateralized Mortgage Obligations — 11.1%
Fannie Mae Mortgage-Backed Securities:
Series 1991-46, Class S, 2,461.75%, 5/25/21 (a)	—	(c)	6,195
Series 1991-87, Class S, 26.02%, 8/25/21 (a)	42		72,815
Series 1993-247, Class SN, 10.00%, 12/25/23 (a)	327		425,650
Series 2003-135, Class PB, 6.00%, 1/25/34	12,264		14,358,274
Series 2004-31, Class ZG, 7.50%, 5/25/34	3,418		4,435,092
Series 2005-73, Class DS, 16.94%, 8/25/35 (a)	2,511		3,491,851
Series G-7, Class S, 1,116.37%, 3/25/21 (a)	—	(c)	4,051
Series G-17, Class S, 1,055.17%, 6/25/21 (a)	—	(c)	4,709
Series G-33, Class PV, 1,078.42%, 10/25/21	—	(c)	4,446
Series G-49, Class S, 1,008.80%, 12/25/21 (a)	—	(c)	1,954

See Notes to Financial Statements.

94	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities:
Series 19, Class F, 8.50%, 3/15/20	$64		$69,958
Series 19, Class R, 16,196.49%, 3/15/20 (a)	—	(c)	1,017
Series 40, Class K, 6.50%, 8/17/24	295		339,336
Series 75, Class R, 9.50%, 1/15/21	—	(c)	2
Series 75, Class RS, 28.70%, 1/15/21 (a)	—	(c)	2
Series 173, Class R, 9.00%, 11/15/21	—	(c)	11
Series 173, Class RS, 9.27%, 11/15/21 (a)	—	(c)	11
Series 192, Class U, 1,009.03%, 2/15/22 (a)	—	(c)	51
Series 1057, Class J, 1,008.00%, 3/15/21	—	(c)	1,694
Series 1160, Class F, 39.10%, 10/15/21 (a)	16		35,429
Series 2218, Class Z, 8.50%, 3/15/30	4,622		5,381,068
Series 2542, Class UC, 6.00%, 12/15/22	6,120		6,856,413
Series 2758, Class KV, 5.50%, 5/15/23	8,870		9,993,286
Series 2861, Class AX, 10.44%, 9/15/34 (a)	152		170,056
Series 2927, Class BZ, 5.50%, 2/15/35	3,132		3,926,475
Series T-11, Class A9, 2.68%, 1/25/28 (a)	1,975		1,874,505
Ginnie Mae Mortgage-Backed Securities:
Series 1996-5, Class Z, 7.00%, 5/16/26	458		492,933
Series 2001-33, Class PB, 6.50%, 7/20/31	792		915,620
Series 2004-89, Class PE, 6.00%, 10/20/34	3,392		3,622,628
			56,485,532
Federal Deposit Insurance Corporation Guaranteed — 0.8%
Citigroup Funding, Inc., 1.88%, 10/22/12	3,800		3,809,291
Interest Only Collateralized Mortgage Obligations — 5.7%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17	4		526
Series 89, Class 2, 8.00%, 10/01/18	6		783
Series 94, Class 2, 9.50%, 8/01/21	2		490
Series 1990-123, Class M, 1,009.50%, 10/25/20	—	(c)	454
Series 1990-136, Class S, 19.83%, 11/25/20 (a)	10		15,928
Series 1991-99, Class L, 930.00%, 8/25/21	—	(c)	1,970
Series 1991-139, Class PT, 648.35%, 10/25/21	—	(c)	3,348
Series 1993-199, Class SB, 7.25%, 10/25/23 (a)	512		57,739
Series 1996-68, Class SC, 7.85%, 1/25/24 (a)	153		3,210
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)	285		10,325
Series 1997-90, Class M, 6.00%, 1/25/28	4,666		821,845
Series 1999-W4, 6.50%, 12/25/28	290		64,695
Series 2003-80, Class DI, 5.50%, 10/25/31	6,401		385,742
Series 2010-74, Class DI, 5.00%, 12/25/39	39,429		3,667,405
Series 2010-75, Class PI, 4.50%, 12/25/36	10,632		289,362
Series 2010-126, Class UI, 5.50%, 10/25/40	18,255		2,914,501
Series 2012-96, Class DI, 4.00%, 2/25/27	12,695		1,276,264
Series G-10, Class S, 1,080.00%, 5/25/21 (a)	—	(c)	14,548
Series G-12, Class S, 1,146.44%, 5/25/21 (a)	—	(c)	9,156
Series G92-5, Class H, 9.00%, 1/25/22	64		8,656
Series G92-12, Class C, 1,016.90%, 2/25/22	—	(c)	3,744
Series G92-60, Class SB, 1.60%, 10/25/22	200		8,395
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1,010.00%, 7/15/21	—	(c)	581
Series 200, Class R, 195,955.91%, 12/15/22 (a)	—	(c)	12
Series 1043, Class H, 43.87%, 2/15/21 (a)	7		16,155
Series 1054, Class I, 859.64%, 3/15/21 (a)	—	(c)	1,462
Series 1056, Class KD, 1,084.50%, 3/15/21	—	(c)	1,245
Series 1148, Class E, 1,167.37%, 10/15/21 (a)	—	(c)	3,615
Series 2559, 0.50%, 8/15/30 (a)	158		1,679
Series 2611, Class QI, 5.50%, 9/15/32	2,823		322,495
Series 2949, 5.50%, 3/15/35	464		33,357
Series 3744, Class PI, 4.00%, 6/15/39	19,412		2,863,283
Series 3745, Class IN, 4.00%, 1/15/35	42,529		4,316,801
Series 4026, 4.50%, 4/15/32	6,967		1,115,231

US Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Ginnie Mae Mortgage-Backed Securities:
Series 2010-101, Class YT, 2.00%, 8/16/13	$48,814		$757,144
Series 2011-52, Class MJ, 6.41%, 4/20/41 (a)	26,384		5,125,269
Series 2011-52, Class NS, 6.43%, 4/16/41 (a)	27,941		4,959,035
			29,076,450
Mortgage-Backed Securities — 125.5%
Fannie Mae Mortgage-Backed Securities:
3.00%, 9/15/42 (e)	24,300		25,207,454
3.50%, 9/15/44 (e)	7,000		7,421,093
4.00%, 1/01/41 – 9/15/42 (e)	54,532		58,543,009
4.50%, 9/15/42 (e)(f)	189,700		208,930,119
5.00%, 1/01/23 – 9/15/42 (e)(g)	176,536		194,122,033
5.50%, 9/15/27 – 10/01/39 (e)(f)	69,319		76,431,230
5.97%, 8/01/16	3,016		3,458,688
6.00%, 9/15/42 (e)	21,800		24,018,320
6.50%, 12/01/37 – 10/01/39	33,154		37,794,277
7.50%, 2/01/22	—	(c)	107
9.50%, 1/01/19 – 9/01/19	3		2,572
Freddie Mac Mortgage-Backed Securities:
2.48%, 1/01/35 (a)	197		201,526
2.55%, 10/01/34 (a)	297		307,009
2.73%, 11/01/17 (a)	13		13,481
5.00%, 2/01/22 – 4/01/22	742		805,650
9.00%, 9/01/20	40		44,849
Ginnie Mae Mortgage-Backed Securities:
7.50%, 8/15/21 – 12/15/23	169		180,423
8.00%, 10/15/22 – 8/15/27	66		74,402
9.00%, 6/15/18 – 9/15/21	7		7,731
			637,563,973
Principal Only Collateralized Mortgage Obligations — 0.4%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1, 2/01/23	16		14,709
Series 228, Class 1, 6/01/23	13		10,799
Series 1991-7, Class J, 2/25/21	17		15,589
Series 1993-51, Class E, 2/25/23	54		48,592
Series 1993-70, Class A, 5/25/23	8		7,500
Series 1999-W4, Class PO, 2/25/29	146		139,937
Series 2002-13, Class PR, 3/25/32	310		267,855
Series G93-2, Class KB, 1/25/23	142		131,518
Freddie Mac Mortgage-Backed Securities:
Series 1418, Class M, 11/15/22	58		52,373
Series 1571, Class G, 8/15/23	366		354,008
Series 1691, Class B, 3/15/24	735		629,492
Series 1739, Class B, 2/15/24	5		4,734
Series T-8, Class A10, 11/15/28	122		110,689
			1,787,795
Total US Government Sponsored Agency Securities — 146.0%			741,367,861

US Treasury Obligations
US Treasury Bonds, 2.75%, 8/15/42 (g)	72,295		73,266,500
US Treasury Notes:
0.50%, 7/31/17	1,090		1,085,487
0.63%, 8/31/17 (g)	18,690		18,716,278
0.88%, 7/31/19 (g)	1,715		1,701,736
1.00%, 8/31/19	1,365		1,364,466
1.63%, 8/15/22 (g)	2,525		2,539,597
Total US Treasury Obligations — 19.4%			98,674,064
Total Long-Term Investments (Cost — $840,915,743) — 170.4%			865,440,070

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	95

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
Borrowed Bond Agreements — 3.8%
BNP Paribas SA:
0.13%, Open	$7,264	$7,264,256
0.14%, Open	938	938,400
Credit Suisse Securities (USA) LLC:
0.00%, Open	101	100,750
0.11%, Open	438	437,800
0.15%, Open	6,508	6,508,450
0.18%, Open	3,859	3,859,125
		19,108,781

	Shares
Money Market Funds — 0.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (h)(i)	2,187,808	2,187,808
Total Short-Term Securities (Cost — $21,296,589) — 4.2%		21,296,589
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $862,212,332) — 174.6%		886,736,659

Borrowed Bonds	Par (000)
US Treasury Notes:
1.25%, 2/15/14	$920	(933,728)
2.13%, 2/29/16	6,845	(7,264,790)
1.00%, 10/31/16	3,765	(3,848,538)
0.88%, 12/31/16	6,460	(6,565,479)
0.88%, 2/28/17	440	(447,116)
1.00%, 3/31/17	100	(102,101)
Total Borrowed Bonds (Proceeds — $18,489,219) — (3.8)%		(19,161,752)

TBA Sale Commitments (e)
Fannie Mae Mortgage-Backed Securities:
4.00%, 1/01/41 – 9/15/42	3,000	(3,216,094)
4.50%, 9/15/27 – 9/15/42	43,200	(46,711,998)
5.00%, 9/15/27 – 9/15/42	71,800	(78,401,965)
Total TBA Sale Commitments (Proceeds — $128,007,914) — (25.2)%		(128,330,057)
Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 145.6%		739,244,850
Liabilities in Excess of Other Assets — (45.6)%		(231,393,030)
Net Assets — 100.0%		$507,851,820

(a)	Variable rate security. Rate shown is as of report date.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Amount is less than $500.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$(4,112,890)	$(33,859)
Credit Suisse Group AG	$56,971,711	$205,875
Deutsche Bank AG	$2,983,937	$(187,742)
Goldman Sachs Group, Inc.	$21,058,079	$79,298
JPMorgan Chase & Co.	$8,251,312	$12,882
Morgan Stanley	$(13,710,046)	$26,790

(f)	All or a portion of security has been pledged as collateral in connection with swaps.

(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,958,025	(1,770,217)	2,187,808	$9,117

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of August 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse	0.31%	8/10/12	9/13/12	$39,738,879	$39,750,856
Securities (USA) LLC
Bank of America	0.23%	8/30/12	9/04/12	2,996,250	2,996,365
Merrill Lynch
BNP Paribas	0.17%	8/30/12	9/04/12	72,385,369	72,387,420
Securities Corp.
BNP Paribas	0.19%	8/30/12	9/04/12	2,057,425	2,057,490
Securities Corp.
Credit Suisse	(0.02)%	8/30/12	9/04/12	2,528,156	2,528,148
Securities (USA) LLC
Total				$119,706,079	$119,720,279

See Notes to Financial Statements.

96	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•	Financial futures contracts purchased as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
123	90-Day	Chicago	September	$30,630,075	$38,666
	Euro-Dollar	Mercantile	2012
52	90-Day	Chicago	December	$12,953,850	20,141
	Euro-Dollar	Mercantile	2012
43	Ultra Long US	Chicago	December	$7,267,000	81,551
	Treasury Bond	Board of Trade	2012
24	90-Day	Chicago	March 2013	$5,978,700	5,717
	Euro-Dollar	Mercantile
63	90-Day	Chicago	June 2013	$15,692,513	31,349
	Euro-Dollar	Mercantile
57	90-Day	Chicago	September	$14,195,850	28,871
	Euro-Dollar	Mercantile	2013
18	90-Day	Chicago	December	$4,481,775	6,018
	Euro-Dollar	Mercantile	2013
Total					$212,313

•	Financial futures contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
125	2-Year US	Chicago	December	$27,572,266	$(21,104)
	Treasury Note	Board of Trade	2012
743	5-Year US	Chicago	December	$92,625,398	(340,959)
	Treasury Note	Board of Trade	2012
1,519	10-Year US	Chicago	December	$203,118,781	(1,553,324)
	Treasury Note	Board of Trade	2012
36	30-Year US	Chicago	December	$5,450,625	(59,778)
	Treasury Bond	Board of Trade	2012
7	90-Day	Chicago	March 2014	$1,742,475	(2,118)
	Euro-Dollar	Mercantile
25	90-Day	Chicago	June 2014	$6,220,938	(15,678)
	Euro-Dollar	Mercantile
25	90-Day	Chicago	September	$6,218,438	(18,509)
	Euro-Dollar	Mercantile	2014
25	90-Day	Chicago	December	$6,214,687	(20,590)
	Euro-Dollar	Mercantile	2014
25	90-Day	Chicago	March 2015	$6,211,562	(20,578)
	Euro-Dollar	Mercantile
Total					$(2,052,638)

•	Interest rate swaps outstanding as of August 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
4.88%[1]	3-month LIBOR	UBS AG	3/21/15	$25,000	$2,813,523
4.87%[1]	3-month LIBOR	Goldman Sachs	1/25/16	$5,500	806,208
		Group, Inc.
2.81%[1]	3-month LIBOR	Citigroup, Inc.	2/06/16	$20,000	1,562,956
5.72%[1]	3-month LIBOR	JPMorgan	7/14/16	$5,400	1,062,683
		Chase & Co.
4.31%[2]	3-month LIBOR	Deutsche	10/01/18	$60,000	(11,773,298)
		Bank AG
3.43%[1]	3-month LIBOR	JPMorgan	3/28/21	$6,000	1,202,883
		Chase & Co.
5.41%[1]	3-month LIBOR	JPMorgan	8/15/22	$9,565	3,359,900
		Chase & Co.
Total					$(965,145)

[1]	Trust pays the floating rate and receives the fixed rate.

[2]	Trust pays the fixed interest rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	97

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$7,059,074	$917,196	$7,976,270
Non-Agency Mortgage-Backed Securities	—	13,353,977	4,067,898	17,421,875
US Government Sponsored Agency Securities	—	736,744,897	4,622,964	741,367,861
US Treasury Obligations	—	98,674,064	—	98,674,064
Short-Term Securities:
Borrowed Bond Agreements	—	19,108,781	—	19,108,781
Money Market Funds	$2,187,808	—	—	2,187,808
Liabilities:
Investments:
Long-Term Investments:
Borrowed Bonds	—	(19,161,752)	—	(19,161,752)
TBA Sale Commitments	—	(128,330,057)	—	(128,330,057)
Total	$2,187,808	$727,448,984	$9,608,058	$739,244,850

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$212,313	$10,808,153	—	$11,020,466
Liabilities:
Interest rate contracts	(2,052,638)	(11,773,298)	—	(13,825,936)
Total	$(1,840,325)	$(965,145)	—	$(2,805,470)

[1]	Derivative financial instruments are swaps and financial futures contracts. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying or face value amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$2,464,000	—	—	$2,464,000
Cash pledged as collateral for swaps	3,300,000	—	—	3,300,000
Cash pledged as collateral for reverse repurchase agreements	50,000	—	—	50,000
Liabilities:
Cash received as collateral for swaps	—	$(4,100,000)	—	(4,100,000)
Reverse repurchase agreements	—	(119,706,079)	—	(119,706,079)
Total	$5,814,000	$(123,806,079)	—	$(117,992,079)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2012.

Certain of the Trust’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening balance, as of August 31, 2011	$1,038,628	$4,432,527	$5,096,285	$10,567,440
Transfers into Level 3[2]	—	—	—	—
Transfers out of Level 3[2]	—	—	—	—
Accrued discounts/premiums	(429,565)	44,402	(13,872)	(399,035)
Net realized loss	—	—	(14,027)	(14,027)
Net change in unrealized appreciation/depreciation[3]	331,765	(282,172)	(63,757)	(14,164)
Purchases	—	—	—	—
Sales	(23,632)	(126,859)	(381,665)	(532,156)
Closing Balance, as of August 31, 2012	$917,196	$4,067,898	$4,622,964	$9,608,058

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $19,455.

See Notes to Financial Statements.

98	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Auto Components — 1.6%
Delphi Automotive Plc (a)		53,804	$1,629,723
Media — 0.1%
Adelphia Recovery Trust		396,568	793
Cumulus Media, Inc., Class A (a)		23,466	65,001
			65,794
Software — 0.0%
Bankruptcy Management Solutions, Inc. (a)		84	1
Total Common Stocks — 1.7%			1,695,518

Corporate Bonds	Par (000)
Aerospace & Defense — 0.2%
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)	USD	200	180,969
Airlines — 0.4%
Delta Air Lines, Inc.:
Series 2002-1, Class G-1, 6.72%, 7/02/24		143	155,110
Series 2009-1-B, 9.75%, 6/17/18		37	40,327
US Airways Pass-Through Trust, Series 2011-1, Class C, 10.88%, 10/22/14		246	252,126
			447,563
Auto Components — 1.2%
Dana Holding Corp., 6.75%, 2/15/21		180	193,950
Icahn Enterprises LP, 8.00%, 1/15/18		670	713,550
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	177	296,440
			1,203,940
Beverages — 0.3%
Crown European Holdings SA:
7.13%, 8/15/18	EUR	50	69,179
7.13%, 8/15/18 (b)		142	196,468
			265,647
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (b)	USD	20	20,488
Building Products — 0.3%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		210	227,325
Momentive Performance Materials, Inc., 11.50%, 12/01/16		135	82,350
			309,675
Capital Markets — 2.4%
E*Trade Financial Corp.:
12.50%, 11/30/17 (c)		390	445,087
Series A, 2.25%, 8/31/19 (d)(e)		100	85,500
The Goldman Sachs Group, Inc.:
5.38%, 3/15/20		225	242,475
6.00%, 6/15/20		250	279,709
5.75%, 1/24/22		525	579,318
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)		170	192,432
Merrill Lynch & Co., Inc., 6.05%, 5/16/16		325	350,241
Morgan Stanley, 5.50%, 7/28/21		265	271,689
			2,446,451
Chemicals — 3.1%
Celanese US Holdings LLC, 5.88%, 6/15/21		650	718,250
Chemtura Corp., 7.88%, 9/01/18		115	123,913
Hexion US Finance Corp.:
6.63%, 4/15/20		95	95,950
9.00%, 11/15/20		115	98,325
Huntsman International LLC, 8.63%, 3/15/21		65	74,425

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
INEOS Finance Plc (b):
8.38%, 2/15/19	USD	300	$315,750
7.50%, 5/01/20		155	158,100
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	98	134,495
Kraton Polymers LLC, 6.75%, 3/01/19	USD	45	46,125
LyondellBasell Industries NV, 5.75%, 4/15/24		664	751,980
Nexeo Solutions LLC, 8.38%, 3/01/18		65	63,538
PolyOne Corp., 7.38%, 9/15/20		80	87,400
TPC Group LLC, 8.25%, 10/01/17		125	137,187
Tronox Finance LLC, 6.38%, 8/15/20 (b)		325	328,250
			3,133,688
Commercial Banks — 2.5%
Amsouth Bank, Series AI, 4.85%, 4/01/13		650	654,875
Barclays Bank Plc, 5.14%, 10/14/20		100	100,839
CIT Group, Inc.:
7.00%, 5/02/16 (b)		480	481,633
7.00%, 5/02/17 (b)		520	520,719
5.25%, 3/15/18		110	114,675
5.50%, 2/15/19 (b)		120	125,100
5.00%, 8/15/22		110	110,833
HSBC Bank Plc, 7.65%, 5/01/25		350	395,260
			2,503,934
Commercial Services & Supplies — 1.2%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		193	204,096
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		11	11,110
Clean Harbors, Inc., 5.25%, 8/01/20 (b)		96	98,520
Covanta Holding Corp., 6.38%, 10/01/22		85	92,937
Mobile Mini, Inc., 7.88%, 12/01/20		135	144,788
RSC Equipment Rental, Inc., 8.25%, 2/01/21		310	339,450
Verisure Holding AB:
8.75%, 9/01/18	EUR	100	125,780
8.75%, 12/01/18		100	111,315
West Corp., 8.63%, 10/01/18	USD	50	50,750
			1,178,746
Communications Equipment — 1.1%
Brocade Communications Systems, Inc., 6.88%, 1/15/20		175	189,000
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		708	752,250
10.13%, 7/01/20		186	199,485
			1,140,735
Construction & Engineering — 0.1%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)		75	77,813
Construction Materials — 0.6%
HD Supply, Inc., 8.13%, 4/15/19 (b)		452	490,420
Xefin Lux SCA, 8.00%, 6/01/18 (b)	EUR	100	122,635
			613,055
Consumer Finance — 1.5%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	185	203,500
Ford Motor Credit Co. LLC, 2.75%, 5/15/15		500	506,477
SLM Corp., 5.38%, 5/15/14		675	706,033
Toll Brothers Finance Corp., 5.88%, 2/15/22		85	92,655
			1,508,665

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	99

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging — 0.8%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	260	$345,832
Berry Plastics Corp., 8.25%, 11/15/15	USD	45	47,362
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	54	66,563
GCL Holdings SCA, 9.38%, 4/15/18 (b)		100	122,007
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	135	150,525
Sealed Air Corp., 8.38%, 9/15/21 (b)		65	73,125
			805,414
Diversified Financial Services — 6.1%
Ally Financial, Inc.:
8.30%, 2/12/15		400	444,000
6.25%, 12/01/17		30	32,415
8.00%, 3/15/20		60	70,200
7.50%, 9/15/20		550	629,750
8.00%, 11/01/31		740	875,050
8.00%, 11/01/31		400	474,798
Bank of America Corp.:
4.50%, 4/01/15		375	398,915
6.50%, 8/01/16		410	467,559
5.63%, 10/14/16		100	111,144
5.75%, 12/01/17		240	268,343
Citigroup, Inc., 8.13%, 7/15/39		55	80,601
DPL, Inc., 7.25%, 10/15/21 (b)		425	484,500
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	100	148,067
Itau Unibanco Holding SA, 5.75%, 1/22/21 (b)	USD	225	236,250
JPMorgan Chase & Co.:
5.50%, 10/15/40		175	209,801
5.60%, 7/15/41		175	214,497
Macquarie Bank Ltd., 5.00%, 2/22/17 (b)		200	208,920
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	100	129,868
7.88%, 8/15/19	USD	180	200,250
9.88%, 8/15/19		200	211,500
6.88%, 2/15/21		125	135,313
WMG Acquisition Corp.:
9.50%, 6/15/16		45	49,163
11.50%, 10/01/18		151	165,722
			6,246,626
Diversified Telecommunication Services — 2.6%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12 (a)(f)		155	104,625
Level 3 Communications, Inc., 8.88%, 6/01/19 (b)		150	153,000
Level 3 Financing, Inc.:
8.13%, 7/01/19		1,310	1,372,225
8.63%, 7/15/20		188	201,160
OTE Plc, 5.00%, 8/05/13	EUR	40	43,607
Qwest Corp., 7.25%, 10/15/35	USD	200	205,010
Telefonica Emisiones SAU, 5.46%, 2/16/21		250	230,000
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	100	126,409
6.75%, 8/15/24		100	127,667
Windstream Corp.:
8.13%, 8/01/13	USD	45	47,475
7.88%, 11/01/17		65	70,687
			2,681,865
Electric Utilities — 2.6%
Nisource Finance Corp., 3.85%, 2/15/23		400	414,592
Oncor Electric Delivery Co. LLC, 4.10%, 6/01/22		325	339,261
Progress Energy, Inc., 7.75%, 3/01/31		1,000	1,418,099
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	400	500,755
			2,672,707

Corporate Bonds	Par (000)		Value
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	45	$54,000
Energy Equipment & Services — 4.4%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		145	142,100
Compagnie Générale de Géophysique, Veritas:
7.75%, 5/15/17		55	57,475
6.50%, 6/01/21		200	208,250
Energy Transfer Partners LP, 5.20%, 2/01/22		600	660,434
Ensco Plc, 4.70%, 3/15/21		425	476,883
Forbes Energy Services Ltd., 9.00%, 6/15/19		130	126,100
Frac Tech Services LLC, 8.13%, 11/15/18 (b)		640	660,800
Key Energy Services, Inc., 6.75%, 3/01/21		160	162,800
MEG Energy Corp. (b):
6.50%, 3/15/21		330	347,325
6.38%, 1/30/23		45	46,913
Oil States International, Inc., 6.50%, 6/01/19		115	122,188
Peabody Energy Corp., 6.25%, 11/15/21 (b)		655	666,462
Precision Drilling Corp., 6.50%, 12/15/21		105	110,250
Transocean, Inc., 6.50%, 11/15/20		550	657,421
			4,445,401
Food Products — 1.1%
Darling International, Inc., 8.50%, 12/15/18		90	101,925
Kraft Foods, Inc.:
6.50%, 8/11/17		600	737,694
6.13%, 8/23/18		250	309,192
			1,148,811
Gas Utilities — 0.2%
El Paso Natural Gas Co., 8.63%, 1/15/22		145	191,410
Health Care Equipment & Supplies — 0.8%
DJO Finance LLC:
10.88%, 11/15/14		201	209,794
7.75%, 4/15/18		40	36,600
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (b)		38	42,608
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		410	472,012
Teleflex, Inc., 6.88%, 6/01/19		105	112,350
			873,364
Health Care Providers & Services — 6.1%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		150	156,000
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		100	103,125
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	200	269,169
Crown Newco 3 Plc, 7.00%, 2/15/18 (b)	GBP	200	319,952
HCA, Inc.:
8.50%, 4/15/19	USD	40	45,100
6.50%, 2/15/20		730	802,087
7.88%, 2/15/20		35	39,069
7.25%, 9/15/20		805	892,041
5.88%, 3/15/22		183	194,666
Hologic, Inc., 6.25%, 8/01/20 (b)		190	201,163
IASIS Healthcare LLC, 8.38%, 5/15/19		270	257,512
INC Research LLC, 11.50%, 7/15/19 (b)		145	142,100
inVentiv Health, Inc. (b):
10.00%, 8/15/18		50	42,125
10.25%, 8/15/18		10	8,425
Omnicare, Inc., 7.75%, 6/01/20		260	286,650
Symbion, Inc., 8.00%, 6/15/16		125	126,328
Tenet Healthcare Corp.:
10.00%, 5/01/18		665	764,750
6.25%, 11/01/18		120	130,275
8.88%, 7/01/19		195	221,813
WellPoint, Inc., 5.95%, 12/15/34		1,000	1,191,989
			6,194,339

See Notes to Financial Statements.

100	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)	USD	660	$775,500
Hotels, Restaurants & Leisure — 2.5%
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		140	150,850
10.00%, 12/15/18		996	627,480
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (b)		303	301,485
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	51	56,290
Diamond Resorts Corp., 12.00%, 8/15/18	USD	310	329,762
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)		50	48,750
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	100	128,610
MGM Resorts International:
10.38%, 5/15/14	USD	750	851,250
11.13%, 11/15/17		65	72,313
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(f)		50	—
			2,566,790
Household Durables — 1.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (b)		145	148,263
Ryland Group, Inc., 6.63%, 5/01/20		130	137,150
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	109	139,157
Standard Pacific Corp.:
10.75%, 9/15/16	USD	565	682,237
8.38%, 1/15/21		200	223,000
			1,329,807
Household Products — 0.1%
Ontex IV SA, 7.50%, 4/15/18 (b)	EUR	100	127,667
Independent Power Producers & Energy Traders — 2.5%
The AES Corp., 7.38%, 7/01/21	USD	95	108,775
Calpine Corp. (b):
7.25%, 10/15/17		80	85,600
7.50%, 2/15/21		80	88,800
7.88%, 1/15/23		70	79,100
Energy Future Holdings Corp., 10.00%, 1/15/20		945	1,041,862
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		450	505,125
Exelon Generation Co. LLC, 4.25%, 6/15/22 (b)		357	371,124
Laredo Petroleum, Inc.:
9.50%, 2/15/19		115	130,525
7.38%, 5/01/22		50	53,750
QEP Resources, Inc., 5.38%, 10/01/22		75	76,875
			2,541,536
Industrial Conglomerates — 1.9%
The ADT Corp. (b):
3.50%, 7/15/22		300	311,616
4.88%, 7/15/42		200	217,551
Sequa Corp. (b):
11.75%, 12/01/15		460	483,000
13.50%, 12/01/15		854	905,514
			1,917,681
Insurance — 3.3%
American International Group, Inc., 6.40%, 12/15/20		1,130	1,342,859
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		130	142,187
Genworth Financial, Inc., 7.63%, 9/24/21		150	153,270
Lincoln National Corp., 8.75%, 7/01/19		575	744,045
MetLife Capital Trust X, 9.25%, 4/08/68 (b)		150	191,250
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (b)		250	268,740
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		90	80,550
Prudential Financial, Inc., 5.38%, 6/21/20		400	462,184
			3,385,085

Corporate Bonds	Par (000)		Value
IT Services — 2.3%
Ceridian Corp., 8.88%, 7/15/19 (b)	USD	370	$396,825
First Data Corp.:
7.38%, 6/15/19 (b)		481	496,633
8.88%, 8/15/20 (b)		195	212,550
8.25%, 1/15/21 (b)		145	143,731
12.63%, 1/15/21		525	531,562
SunGard Data Systems, Inc.:
7.38%, 11/15/18		280	297,500
7.63%, 11/15/20		220	235,950
			2,314,751
Machinery — 0.8%
SPX Corp., 6.88%, 9/01/17		65	72,150
UR Financing Escrow Corp. (b):
5.75%, 7/15/18		50	52,875
7.38%, 5/15/20		125	132,500
7.63%, 4/15/22		550	594,000
			851,525
Media — 14.6%
Affinion Group, Inc., 7.88%, 12/15/18		290	207,350
AMC Networks, Inc., 7.75%, 7/15/21		80	90,600
CCH II LLC, 13.50%, 11/30/16		289	316,925
CCO Holdings LLC:
6.50%, 4/30/21		520	557,700
5.25%, 9/30/22		203	200,970
Checkout Holding Corp., 16.03%, 11/15/15 (b)(d)		245	149,450
Cinemark USA, Inc., 8.63%, 6/15/19		60	67,200
Clear Channel Communications, Inc., 9.00%, 3/01/21		276	236,670
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		374	404,855
Series B, 9.25%, 12/15/17		1,899	2,062,789
DIRECTV Holdings LLC:
3.80%, 3/15/22		250	258,241
6.00%, 8/15/40		175	197,832
DISH DBS Corp., 7.00%, 10/01/13		201	212,306
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)		184	198,260
Intelsat Luxembourg SA:
11.25%, 2/04/17		440	462,000
11.50%, 2/04/17 (c)		480	504,000
Interactive Data Corp., 10.25%, 8/01/18		340	383,350
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		45	50,287
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (b)	EUR	125	169,410
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	USD	150	160,500
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		243	270,945
NBC Universal Media LLC, 6.40%, 4/30/40		530	686,647
The New York Times Co., 6.63%, 12/15/16		500	542,500
News America, Inc., 6.20%, 12/15/34		825	993,774
Nielsen Finance LLC, 7.75%, 10/15/18		765	860,625
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (b)	GBP	100	157,594
ProQuest LLC, 9.00%, 10/15/18 (b)	USD	130	119,275
TCI Communications, Inc., 7.88%, 2/15/26		1,000	1,404,726
Time Warner Cable, Inc., 5.88%, 11/15/40		410	486,462
Unitymedia GmbH:
9.63%, 12/01/19	EUR	50	70,673
9.63%, 12/01/19 (b)		190	268,556
9.50%, 3/15/21		150	215,320

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	101

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17 (b)	USD	309	$334,492
7.50%, 3/15/19	EUR	337	464,147
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	100	112,250
UPCB Finance II Ltd., 6.38%, 7/01/20 (b)	EUR	292	383,805
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	USD	200	218,000
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	165	227,772
Ziggo Finance BV, 6.13%, 11/15/17 (b)		88	118,158
			14,826,416
Metals & Mining — 3.4%
Barrick Gold Corp., 2.90%, 5/30/16	USD	225	236,794
Barrick North America Finance LLC, 5.70%, 5/30/41		250	287,564
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR	100	127,038
FMG Resources August 2006 Property Ltd. (b):
6.88%, 2/01/18	USD	15	14,288
6.88%, 4/01/22		20	18,400
Goldcorp, Inc., 2.00%, 8/01/14 (e)		220	253,550
New Gold, Inc., 7.00%, 4/15/20 (b)		30	31,575
New World Resources NV:
7.88%, 5/01/18	EUR	65	81,348
7.88%, 5/01/18 (b)		76	95,115
Newmont Mining Corp.:
5.13%, 10/01/19	USD	225	257,375
Series A, 1.25%, 7/15/14 (e)		200	254,250
Novelis, Inc., 8.75%, 12/15/20		1,195	1,335,412
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	115	116,802
Taseko Mines Ltd., 7.75%, 4/15/19	USD	150	142,875
Vedanta Resources Plc, 8.25%, 6/07/21 (b)		200	191,000
			3,443,386
Oil, Gas & Consumable Fuels — 10.7%
Access Midstream Partners LP, 6.13%, 7/15/22		100	103,750
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		20	18,000
6.25%, 6/01/21		30	26,850
Anadarko Petroleum Corp.:
5.95%, 9/15/16		365	422,080
6.38%, 9/15/17		75	89,676
6.95%, 6/15/19		150	186,780
Berry Petroleum Co., 6.38%, 9/15/22		90	95,850
Chesapeake Energy Corp.:
7.25%, 12/15/18		10	10,475
6.63%, 8/15/20		90	92,475
6.13%, 2/15/21		95	94,288
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		44	46,860
Concho Resources, Inc.:
7.00%, 1/15/21		80	89,200
6.50%, 1/15/22		50	54,000
CONSOL Energy, Inc., 8.25%, 4/01/20		710	765,025
Continental Resources, Inc.:
7.13%, 4/01/21		135	151,200
5.00%, 9/15/22		145	151,525
Copano Energy LLC, 7.13%, 4/01/21		105	109,725
Crosstex Energy LP, 8.88%, 2/15/18		65	69,388
Denbury Resources, Inc., 8.25%, 2/15/20		19	21,565
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21		500	546,102
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		145	161,675
7.75%, 6/15/19		320	340,000
Enterprise Products Operating LLC, 3.70%, 6/01/15		500	533,777
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (b)		60	64,350
EV Energy Partners LP, 8.00%, 4/15/19		55	56,788
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		195	214,500

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan Energy Partners LP, 3.95%, 9/01/22	USD	475	$504,122
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (b)		100	106,250
Linn Energy LLC:
6.50%, 5/15/19 (b)		35	34,825
6.25%, 11/01/19 (b)		497	490,787
7.75%, 2/01/21		170	177,225
MarkWest Energy Partners LP:
6.25%, 6/15/22		30	31,875
5.50%, 2/15/23		40	40,900
Newfield Exploration Co., 5.63%, 7/01/24		85	92,225
Nexen, Inc., 6.40%, 5/15/37		150	187,020
Oasis Petroleum, Inc.:
7.25%, 2/01/19		90	94,950
6.50%, 11/01/21		110	112,200
Offshore Group Investments Ltd., 11.50%, 8/01/15 (b)		90	99,450
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (b)		1,105	980,687
Petrobras International Finance Co.:
3.88%, 1/27/16		1,100	1,154,873
5.88%, 3/01/18		200	226,336
7.88%, 3/15/19		100	123,992
6.88%, 1/20/40		25	31,174
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		210	224,175
Pioneer Natural Resources Co.:
6.88%, 5/01/18		35	42,374
7.50%, 1/15/20		55	68,787
Range Resources Corp.:
8.00%, 5/15/19		45	49,725
5.75%, 6/01/21		350	372,313
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16		235	251,450
Samson Investment Co., 9.75%, 2/15/20 (b)		7	7,210
SandRidge Energy, Inc.:
7.50%, 3/15/21 (b)		65	65,813
7.50%, 3/15/21		90	91,125
8.13%, 10/15/22 (b)		45	47,025
7.50%, 2/15/23 (b)		55	55,275
SM Energy Co., 6.63%, 2/15/19		45	47,025
Western Gas Partners LP, 5.38%, 6/01/21		325	360,955
The Williams Cos., Inc., 8.75%, 3/15/32		124	170,627
			10,858,674
Paper & Forest Products — 1.5%
Boise Paper Holdings LLC:
9.00%, 11/01/17		45	49,838
8.00%, 4/01/20		50	55,250
Clearwater Paper Corp.:
10.63%, 6/15/16		160	178,800
7.13%, 11/01/18		215	234,888
International Paper Co.:
7.95%, 6/15/18		220	283,871
7.30%, 11/15/39		5	6,638
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)		120	124,200
NewPage Corp., 11.38%, 12/31/14 (a)(f)		845	572,487
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)		50	46,250
			1,552,222

See Notes to Financial Statements.

102	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Pharmaceuticals — 1.5%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (b)	EUR	100	$140,559
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (b)	USD	125	139,375
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (b)		470	495,850
Wyeth LLC, 6.50%, 2/01/34		500	713,472
			1,489,256
Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20		265	282,888
Real Estate Investment Trusts (REITs) — 0.8%
Felcor Lodging LP, 6.75%, 6/01/19		345	370,012
HCP, Inc., 5.38%, 2/01/21		225	257,554
The Rouse Co. LP, 6.75%, 11/09/15		145	152,794
			780,360
Real Estate Management & Development — 1.8%
CBRE Services, Inc., 6.63%, 10/15/20		90	98,325
Realogy Corp.:
11.50%, 4/15/17		110	116,875
12.00%, 4/15/17		35	36,663
7.88%, 2/15/19 (b)		951	979,530
7.63%, 1/15/20 (b)		130	141,700
Shea Homes LP, 8.63%, 5/15/19		445	495,062
			1,868,155
Road & Rail — 1.4%
Canadian National Railway Co., 6.90%, 7/15/28		500	701,980
The Hertz Corp.:
7.50%, 10/15/18		285	307,444
7.38%, 1/15/21		360	391,500
			1,400,924
Software — 1.1%
Infor US, Inc., 9.38%, 4/01/19 (b)		630	681,975
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		210	214,725
Oracle Corp., 5.38%, 7/15/40		210	269,223
			1,165,923
Specialty Retail — 1.5%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		130	143,650
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)		85	88,188
House of Fraser Funding Plc:
8.88%, 8/15/18	GBP	125	176,400
8.88%, 8/15/18 (b)		100	141,120
Limited Brands, Inc., 8.50%, 6/15/19	USD	320	384,000
Phones4u Finance Plc, 9.50%, 4/01/18 (b)	GBP	100	153,228
QVC, Inc. (b):
7.13%, 4/15/17	USD	80	84,618
7.50%, 10/01/19		135	149,582
7.38%, 10/15/20		95	105,856
Sonic Automotive, Inc., 9.00%, 3/15/18		115	125,637
			1,552,279
Tobacco — 0.1%
Altria Group, Inc., 9.95%, 11/10/38		50	85,392
Wireless Telecommunication Services — 6.0%
America Movil SAB de CV:
2.38%, 9/08/16		200	207,681
5.00%, 3/30/20		400	464,893
American Tower Corp.:
4.50%, 1/15/18		375	410,295
4.70%, 3/15/22		380	411,156
Cricket Communications, Inc., 7.75%, 5/15/16		480	506,400
Crown Castle Towers LLC, 6.11%, 1/15/20 (b)		375	443,509

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
Digicel Group Ltd. (b):
9.13%, 1/15/15	USD	439	$443,390
8.25%, 9/01/17		365	386,900
10.50%, 4/15/18		90	97,200
SBA Tower Trust, 4.25%, 4/15/40 (b)		325	342,614
Sprint Capital Corp., 6.88%, 11/15/28		830	751,150
Sprint Nextel Corp. (b):
9.00%, 11/15/18		880	1,038,400
7.00%, 3/01/20		560	613,200
			6,116,788
Total Corporate Bonds — 99.9%			101,578,311

Floating Rate Loan Interests (g)
Airlines — 0.2%
Delta Air Lines, Inc., Term Loan B, 5.50%, 4/20/17		163	163,947
Auto Components — 0.1%
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		145	145,423
Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		191	193,416
Capital Markets — 0.3%
American Capital Holdings, Term Loan, 5.50%, 7/19/16		298	299,118
Chemicals — 0.5%
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19		60	60,563
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		419	419,561
			480,124
Commercial Services & Supplies — 0.7%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		145	144,766
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16		225	227,250
Volume Services America, Inc., Term Loan B, 10.50% – 10.75%, 9/16/16		354	353,700
			725,716
Communications Equipment — 0.8%
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19		755	766,091
Construction & Engineering — 0.7%
Safway Services LLC, Mezzanine Loan, 15.63%, 12/16/17		750	750,000
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		410	418,885
Consumer Finance — 1.7%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		1,750	1,690,063
Diversified Consumer Services — 0.5%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		488	475,578
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		3	3,104
Term Loan, 2.75% – 2.97%, 7/24/14		31	31,172
			509,854
Diversified Financial Services — 0.5%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		455	456,137
DIP Term Loan A2, 6.75%, 11/18/13		65	65,759
			521,896

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	103

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (g)	Par (000)		Value
Diversified Telecommunication Services — 0.6%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16	USD	135	$135,270
2019 Term Loan B, 5.25%, 8/01/19		110	110,161
Term Loan B3, 5.75%, 8/31/18		350	350,924
			596,355
Energy Equipment & Services — 2.0%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		701	727,521
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		1,284	1,343,694
			2,071,215
Food Products — 0.3%
Advance Pierre Foods, Inc., Term Loan (Second Lien), 11.25%, 9/29/17		300	301,800
Health Care Equipment & Supplies — 0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		135	135,450
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		279	280,347
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		105	105,787
			521,584
Health Care Providers & Services — 0.5%
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		148	143,051
Term Loan A, 8.50%, 3/02/15		147	144,003
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		200	185,701
			472,755
Hotels, Restaurants & Leisure — 1.1%
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		75	65,930
Incremental Term Loan B4, 9.50%, 10/31/16		80	81,161
Term Loan B1, 3.24%, 1/28/15		144	136,477
Term Loan B2, 3.24%, 1/28/15		159	151,101
Term Loan B3, 3.24% – 3.46%, 1/28/15		349	330,496
OSI Restaurant Partners LLC:
Revolver, 2.49% – 2.56%, 6/14/13		4	3,563
Term Loan B, 2.56%, 6/14/14		36	35,914
Station Casinos, Inc., Term Loan B1, 3.23%, 6/17/16		310	294,518
			1,099,160
Industrial Conglomerates — 0.1%
Sequa Corp., Incremental Term Loan, 6.25%, 12/03/14		64	64,599
IT Services — 0.3%
First Data Corp., Extended 2018 Term Loan B, 4.24%, 3/23/18		285	269,088
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		240	237,827
Machinery — 0.5%
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		240	241,582
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		214	214,766
			456,348

Floating Rate Loan Interests (g)	Par (000)		Value
Media — 4.1%
Affinion Group, Inc., Term Loan B, 5.00%, 7/15/15	USD	20	$16,835
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14		40	36,633
Tranche 1 Incremental, 7.50%, 7/03/14		480	462,000
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		541	419,253
Term Loan C, 3.88%, 1/28/16		54	41,178
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		105	105,709
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		2,379	2,386,709
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		150	149,840
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		550	552,981
			4,171,138
Metals & Mining — 0.1%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18		150	147,000
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		120	120,258
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		374	373,794
			494,052
Paper & Forest Products — 0.2%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		250	252,345
Pharmaceuticals — 0.1%
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		109	110,570
Professional Services — 0.1%
Truven Health Analytics, Term Loan B, 6.75%, 6/06/19		135	135,956
Real Estate Investment Trusts (REITs) — 0.3%
iStar Financial, Inc., Term Loan A1, 5.00%, 6/28/13		289	289,679
Real Estate Management & Development — 0.5%
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16		60	58,017
Extended Term Loan, 4.49%, 10/10/16		426	411,008
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		65	64,675
			533,700
Software — 0.4%
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18		444	448,451
Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 2.98% – 3.20%, 5/29/14		142	139,792
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		404	400,283
Wireless Telecommunication Services — 1.3%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		20	19,738
Vodafone Americas Finance 2, Inc. (c):
Term Loan, 6.88%, 8/11/15		831	863,872
Term Loan B, 6.25%, 7/11/16		413	420,750
			1,304,360
Total Floating Rate Loan Interests — 20.8%			21,182,590

See Notes to Financial Statements.

104	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Foreign Agency Obligations — 0.2%	Par (000)		Value
Qatar Government International Bond, 4.00%, 1/20/15 (b)	USD	200	$211,500

Other Interests — 0.0% (h)	Beneficial Interest (000)
Adelphia Communications Corp., Class A		400	3,200

Preferred Securities

Capital Trusts	Par (000)
Capital Markets — 0.1%
State Street Capital Trust IV, 1.39%, 6/01/67 (g)		200	142,865
Insurance — 0.5%
Genworth Financial, Inc., 6.15%, 11/15/66 (g)		305	183,000
XL Group Plc, Series E, 6.50% (g)(i)		338	308,003
			491,003
Total Capital Trusts — 0.6%			633,868

Preferred Stocks
Diversified Financial Services — 0.9%
Ally Financial, Inc., 7.00% (b)		1,030	937,912
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)		3,277	75,305
Total Preferred Stocks — 1.0%			1,013,217

Trust Preferreds — 0.2%
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (g)		6,840	169,036
Total Preferred Securities — 1.8%			1,816,121

Taxable Municipal Bonds — 0.4%
Metropolitan Transportation Authority, RB, Build America Bonds, Series TR, 6.81%, 11/15/40		300	408,474

US Government Sponsored Agency Securities — 0.2%
Collateralized Mortgage Obligations — 0.2%
Ginnie Mae Mortgage-Backed Securities, Series 2006-68, Class B, 5.16%, 6/16/31 (g)		236	240,216

US Treasury Obligations	Par (000)		Value
US Treasury Bonds, 3.00%, 5/15/42	USD	700	$747,578
US Treasury Notes:
2.00%, 2/15/22		70	73,216
1.75%, 5/15/22		200	204,062
Total US Treasury Obligations — 1.0%			1,024,856

Warrants (j)	Shares
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)		56	—
Total Warrants — 0.0%			—
Total Long-Term Investments (Cost — $120,547,836) — 126.0%			128,160,786

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Group, Inc.		6	—

	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.1%
Receive a fixed rate of 2.36% and pay a floating rate based on 3-month LIBOR, Expires 10/17/12, Broker Barclays Plc	USD	100	1,503
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 11/20/12, Broker Citigroup, Inc.		1,100	28,202
Receive a fixed rate of 0.71% and pay a floating rate based on 3-month LIBOR, Expires 7/01/13, Broker Credit Suisse Group AG		4,525	26,998
Receive a fixed rate of 1.16% and pay a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.		1,700	23,806
			80,509
Over-the-Counter Interest Rate Put Swaptions — 0.0%
Pay a fixed rate of 2.80% and receive a floating rate based on 3-month LIBOR, Expires 10/17/12, Broker Barclays Plc		100	620
Pay a fixed rate of 0.71% and receive a floating rate based on 3-month LIBOR, Expires 7/01/13, Broker Credit Suisse Group AG		4,525	6,144
Pay a fixed rate of 1.16% and receive a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.		1,700	15,158
Pay a fixed rate of 4.50% and receive a floating rate based on 6-month EURIBOR, Expires 9/16/13, Broker Credit Suisse Group AG	EUR	600	1,625
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	USD	1,000	25,174
			48,721
Total Options Purchased (Cost — $150,733) — 0.1%			129,230
Total Investments Before Options Written (Cost — $120,698,569) — 126.1%			128,290,016

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	105

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Interest Rate Call Swaptions — (0.0)%
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Citigroup, Inc.	USD	600	$(10,670)
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Credit Suisse Group AG		1,700	(12,962)
			(23,632)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Citigroup, Inc.		600	(3,690)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Credit Suisse Group AG		1,700	(18,936)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG		2,000	(24,372)
			(46,998)
Total Options Written (Premiums Received — $87,070) — (0.1)%			(70,630)
Total Investments, Net of Options Written — 126.0%			128,219,386
Liabilities in Excess of Other Assets — (26.0)%			(26,494,899)
Net Assets — 100.0%			$101,724,487

(a)	Non-income producing security.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	891,719	(891,719)	—	$ 612

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
66	2-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	14,558,156	$13,633
29	5-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	3,615,258	18,563
8	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2012	USD	1,352,000	15,172
Total						$47,368

•	Financial futures contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
29	10-Year US Treasury Note	Chicago Board of Trade	December 2012	USD	3,877,844	$(30,343)
30	30-Year US Treasury Bond	Chicago Board of Trade	December 2012	USD	4,542,187	(49,788)
Total						$(80,131)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,294,697	GBP	834,000	UBS AG	10/17/12	$(29,376)
USD	117,809	GBP	75,000	UBS AG	10/17/12	(1,262)
EUR	165,000	USD	204,471	Citigroup, Inc.	10/22/12	3,173
EUR	169,000	USD	206,923	Citigroup, Inc.	10/22/12	5,755
EUR	123,000	USD	151,958	UBS AG	10/22/12	2,831
USD	155,305	EUR	125,000	Citigroup, Inc.	10/22/12	(2,001)
USD	5,303,064	EUR	4,320,000	UBS AG	10/22/12	(133,434)
USD	246,900	EUR	200,000	UBS AG	10/22/12	(4,790)
USD	154,428	EUR	125,000	UBS AG	10/22/12	(2,878)
USD	31,960	EUR	26,000	UBS AG	10/22/12	(760)
Total						$(162,742)

•	Credit default swaps on single-name issues — buy protection outstanding as of August 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	USD 110	$2,001
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD 500	(1,467)
Total					$534

See Notes to Financial Statements.

106	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A–	USD 150	$7,535
MetLife, Inc.	1.00%	UBS AG	9/20/15	A–	USD 175	3,686
ARAMARK Corp.	5.00%	Goldman Sachs & Co.	6/20/16	B	USD 150	12,669
ARAMARK Corp.	5.00%	Goldman Sachs & Co.	6/20/16	B	USD 150	13,500
ARAMARK Corp.	5.00%	JPMorgan Chase & Co.	6/20/16	B	USD 50	4,391
ARAMARK Corp.	5.00%	JPMorgan Chase & Co.	6/20/16	B	USD 100	8,782
ARAMARK Corp.	5.00%	Goldman Sachs & Co.	9/20/16	B	USD 150	13,143
Total						$63,706

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of August 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.44%[3]	3-month LIBOR	Chicago Mercantile	8/29/14	USD	2,900	$(2,261)
0.44%[3]	3-month LIBOR	Chicago Mercantile	8/30/14	USD	2,900	(2,187)
2.48%[3]	3-month LIBOR	Credit Suisse Group AG	7/05/42	USD	500	(469)
2.26%[3]	3-month LIBOR	Goldman Sachs Group, Inc.	7/26/42	USD	200	9,689
2.46%[3]	3-month LIBOR	Deutsche Bank AG	8/07/42	USD	500	1,532
2.51%[3]	3-month LIBOR	Credit Suisse Group AG	8/10/42	USD	300	(1,760)
2.71%[3]	3-month LIBOR	Credit Suisse Group AG	8/21/42	USD	100	(4,952)
2.69%[3]	3-month LIBOR	Citigroup, Inc.	8/22/42	USD	100	(4,623)
Total						$(5,031)

[3]	Trust pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$1,695,517	—	$1	$1,695,518
Corporate Bonds	—	$101,578,311	—	101,578,311
Floating Rate Loan Interests	—	16,969,977	4,212,613	21,182,590
Foreign Agency Obligations	—	211,500	—	211,500
Other Interest	—	3,200	—	3,200
Preferred Securities	244,341	1,571,780	—	1,816,121
Taxable Municipal Bonds	—	408,474	—	408,474
US Government Sponsored Agency Securities	—	240,216	—	240,216
US Treasury Obligations	—	1,024,856	—	1,024,856
Total	$1,939,858	$122,008,314	$4,212,614	$128,160,786

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[4]
Assets:
Credit contracts	—	$65,707	—	$65,707
Foreign currency exchange contracts.	—	11,759	—	11,759
Interest rate contracts	$47,368	140,451	—	187,819
Liabilities:
Credit contracts	—	(1,467)	—	(1,467)
Foreign currency exchange contracts	—	(174,501)	—	(174,501)
Interest rate contracts	(80,131)	(86,882)	—	(167,013)
Total	$(32,763)	$(44,933)	—	$(77,696)

[4]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	107

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$323,966	—	—	$323,966
Cash	1,569,975	—	—	1,569,975
Cash pledged as collateral for financial futures contracts	98,660	—	—	98,660
Cash pledged as collateral for swaps	30,000	—	—	30,000
Liabilities:
Loan payable	—	$(30,000,000)	—	(30,000,000)
Total	$2,022,601	$(30,000,000)	—	$(27,977,399)

Prior to February 29, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to February 29, 2012. For the interim period March 1, 2012 through August 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. As of February 29, 2012, the Trust used observable inputs in determining the value of certain equity securities. During the year, the Trust began valuing these securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $1,892,938 transferred from Level 2 to Level 1 in the disclosure hierarchy.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Trust’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of of Unobservable Inputs	Weighted Average Inputs[2]
Assets:
Floating Rate Loan Interests	$1,037,054	Market Comparable Companies	Yield	9.65%	9.65%
		Cost	N/A3	—	—
Total[4]	$1,037,054

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield	Decrease	Increase

[2]	Unobservable inputs are weighted based on the value of the investments included in the range.

[3]

The Trust fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.

[4]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

108	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (concluded)	BlackRock Strategic Bond Trust (BHD)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loans	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening balance, as of August 31, 2011	—	$38,005	$3,592,743	$95	$79,288	$60,209	$3,770,340
Transfers into Level 3[1]	$1	—	341,818	—	—	—	341,819
Transfers out of Level 3[2]	—	—	(567,875)	—	—	—	(567,875)
Accrued discounts/premiums	—	156	10,379	—	—	—	10,535
Net realized gain	—	13,618	11,300	182	93,280	—	118,380
Net change in unrealized appreciation/depreciation[3]	—	(11,779)	79,045	(95)	(79,288)	(60,209)	(72,326)
Purchases	—	—	1,226,866	—	—	—	1,226,866
Sales	—	(40,000)	(481,663)	(182)	(93,280)	—	(615,125)
Closing Balance, as of August 31, 2012	$1	—	$4,212,613	—	—	—	$4,212,614

[1]

As of August 31, 2011, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used significant unobservable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $341,819 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of August 31, 2011, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Trust used observable inputs in determining the value on the same investments. As a result, investments with a beginning of year value of $567,875 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $79,039.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Liabilities:
Opening balance, as of August 31, 2011	$(307)
Transfers into Level 3[4]	—
Transfers out of Level 3[4]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[5]	307
Purchases	—
Issues[6]	—
Sales	—
Settlements[7]	—
Closing Balance, as of August 31, 2012	—

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $0.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	109

Statements of Assets and Liabilities

August 31, 2012	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)*	BlackRock Corporate High Yield Fund VI, Inc. (HYT)*	BlackRock High Income Shares (HIS)
Assets
Investments at value — unaffiliated[1]	$613,875,621	$584,232,874	$608,749,814	$163,218,554
Investments at value — affiliated[2]	534,025	—	—	—
Foreign currency at value[3]	1,439,246	285,748	550,512	40,712
Cash	340,000	1,539,537	1,867,598	1,172,455
Cash pledged as collateral for financial futures contracts	459,000	731,000	765,000	208,000
Cash pledged as collateral for reverse repurchase agreements	1,643,000	—	—	—
Cash pledged as collateral for swaps	7,390,000	400,000	400,000	—
Investments sold receivable	314,519	1,558,106	1,481,013	172,293
Interest receivable	6,028,570	8,832,788	9,283,824	2,553,640
Unrealized appreciation on swaps	1,427,167	1,271,142	1,310,916	—
Swaps receivable	181,272	188,897	193,367	—
Swap premiums paid	372,072	380,380	389,874	—
Unrealized appreciation on foreign currency exchange contracts	17,221	44,136	56,409	5,847
Options written receivable	44,800	—	—	—
Dividends receivable	—	8,034	2,907	—
Variation margin receivable	10,830	—	—	—
Prepaid expenses	2,203	6,691	7,376	3,314
Total assets	634,079,546	599,479,333	625,058,610	167,374,815

Liabilities

Reverse repurchase agreements	182,678,820	—	—	—
Loan payable	—	175,000,000	181,000,000	42,000,000
Cash received as collateral for swaps	1,200,000	600,000	600,000	—
Cash received as collateral for reverse repurchase agreements	590,475	—	—	—
Investments purchased payable	26,166,838	4,563,945	4,763,688	1,230,320
Options written at value[4]	8,683,021	—	—	—
Unrealized depreciation on swaps	1,866,252	93,281	97,701	—
Unrealized depreciation on foreign currency exchange contracts	354,755	1,091,099	1,148,537	145,138
Swap premiums received	359,367	531,355	561,438	—
Swaps payable	257,298	81,834	87,264	—
Investment advisory fees payable	260,263	295,294	358,885	103,299
Variation margin payable	—	69,600	72,800	21,600
Interest expense payable	55,630	55,861	59,740	8,087
Officer’s and Trustees’ fees payable	45,304	90,922	93,042	10,956
Other liabilities	240,760	—	—	—
Other accrued expenses payable	184,920	305,125	260,492	110,058
Total liabilities	222,943,703	182,778,316	189,103,587	43,629,458
Net Assets	$411,135,843	$416,701,017	$435,955,023	$123,745,357
[1] Investments at cost — unaffiliated	$574,106,023	$569,171,553	$594,142,867	$160,473,519
[2] Investments at cost — affiliated	$534,025	—	—	—
[3] Foreign currency at cost	$1,416,037	$285,309	$549,656	$40,113
[4] Premiums received	$8,732,899	—	—	—

*	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

110	ANNUAL REPORT	AUGUST 31, 2012

Statements of Assets and Liabilities (concluded)

August 31, 2012	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)*	BlackRock Corporate High Yield Fund VI, Inc. (HYT)*	BlackRock High Income Shares (HIS)
Net Assets Consist of
Paid-in capital[5,6,7]	$378,738,969	$470,538,334	$506,124,330	$158,451,460
Undistributed net investment income	7,384,327	7,780,357	8,725,988	2,289,115
Accumulated net realized loss	(13,829,793)	(75,970,806)	(92,746,584)	(39,341,657)
Net unrealized appreciation/depreciation	38,842,340	14,353,132	13,851,289	2,346,439
Net Assets	$411,135,843	$416,701,017	$435,955,023	$123,745,357
Net asset value per share	$15.21	$12.63	$12.32	$2.26
[5] Par value per share	$0.001	$0.100	$0.100	—
[6] Shares outstanding	27,027,431	33,003,376	35,379,189	54,745,077
[7] Shares authorized	unlimited	200 million	200 million	unlimited

*	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	111

Statements of Assets and Liabilities

August 31, 2012	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Assets
Investments at value — unaffiliated[1]	$64,039,715	$616,657,167	$884,548,851	$128,290,016
Investments at value — affiliated[2]	1,204,968	1,343,014	2,187,808	—
Foreign currency at value[3]	24,065	548,136	—	323,966
Cash	—	325,000	—	1,569,975
Cash pledged as collateral for financial futures contracts	71,000	1,344,000	2,464,000	98,660
Cash pledged as collateral for reverse repurchase agreements	—	752,000	50,000	—
Cash pledged as collateral for swaps	—	7,320,000	3,300,000	30,000
TBA sale commitments receivable	—	—	128,007,914	—
Investments sold receivable	128,885	6,175	37,890,812	318,804
Interest receivable	1,004,480	6,218,544	2,931,497	1,859,414
Unrealized appreciation on swaps	109,733	1,471,012	10,808,153	76,928
Swaps receivable	14,767	191,535	854,256	9,446
Swap premiums paid	36,862	371,913	—	62,233
Unrealized appreciation on foreign currency exchange contracts	1,806	22,416	—	11,759
Options written receivable	—	44,800	—	—
Variation margin receivable	—	—	—	1,092
Prepaid expenses	983	17,047	18,646	883
Total assets	66,637,264	636,632,759	1,073,061,937	132,653,176

Liabilities
Reverse repurchase agreements	—	188,055,345	119,706,079	—
Loan payable	19,000,000	—	—	30,000,000
Cash received as collateral for swaps	—	1,200,000	4,100,000	—
Cash received as collateral for reverse repurchase agreements	—	127,000	—	—
Investments purchased payable	467,845	26,166,838	278,873,448	449,909
TBA sale commitments at value[4]	—	—	128,330,057	—
Borrowed bonds[5]	—	—	19,161,752	—
Options written at value[6]	—	8,674,269	—	70,630
Unrealized depreciation on swaps	11,189	1,881,422	11,773,298	17,719
Unrealized depreciation on foreign currency exchange contracts	52,731	303,654	—	174,501
Swap premiums received	40,060	362,366	239,519	7,731
Swaps payable	20,916	260,171	1,158,670	5,961
Investment advisory fees payable	48,532	205,038	279,712	80,266
Variation margin payable	7,200	36,766	1,087,279	14,398
Interest expense payable	4,984	55,196	32,728	1,090
Officer’s and Trustees’ fees payable	11,753	89,626	100,045	10,227
Income dividends payable	—	54,222	123,245	—
Administration fees payable	5,394	34,185	64,589	—
Other liabilities	—	879,346	—	—
Other accrued expenses payable	90,267	178,941	179,696	96,257
Total liabilities	19,760,871	228,564,385	565,210,117	30,928,689
Net Assets	$46,876,393	$408,068,374	$507,851,820	$101,724,487
[1] Investments at cost — unaffiliated	$61,524,834	$575,150,732	$860,024,524	$120,698,569
[2] Investments at cost — affiliated	$1,204,968	$1,343,014	$2,187,808	—
[3] Foreign currency at cost	$23,652	$541,509	—	$323,690
[4] Proceeds from TBA sale commitments	—	—	$128,007,914	—
[5] Proceeds from borrowed bonds — cost	—	—	$18,489,219	—
[6] Premiums received	—	$8,723,514	—	$87,070

See Notes to Financial Statements.

112	ANNUAL REPORT	AUGUST 31, 2012

Statements of Assets and Liabilities (concluded)

August 31, 2012	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Net Assets Consist of
Paid-in capital[7,8,9]	$58,171,175	$402,924,496	$478,542,248	$98,500,895
Cost of shares held in treasury[10]	—	(17,377,850)	—	—
Undistributed net investment income	177,267	5,436,734	8,050,320	810,526
Undistributed net realized gain (accumulated net realized loss)	(13,948,050)	(23,410,788)	535,070	(5,057,691)
Net unrealized appreciation/depreciation	2,476,001	40,495,782	20,724,182	7,470,757
Net Assets	$46,876,393	$408,068,374	$507,851,820	$101,724,487
Net asset value per share	$7.29	$11.84	$7.94	$14.40
[7] Par value per share	$0.001	$0.01	$0.01	$0.001
[8] Shares outstanding	6,429,525	34,456,370	63,942,535	7,061,947
[9] Shares authorized	unlimited	200 million	200 million	unlimited
[10] Shares held in treasury	—	1,757,400	—	—

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	113

Statements of Operations

Year Ended August 31, 2012	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)[1]	BlackRock Corporate High Yield Fund VI, Inc. (HYT)[1]	BlackRock High Income Shares (HIS)
Investment Income
Interest	$27,485,309	$39,987,875	$41,868,358	$12,659,707
Dividends — unaffiliated	32,376	1,049,825	1,070,266	179,155
Dividends — affiliated	6,723	4,747	4,892	994
Foreign taxes withheld	—	—	—	(1,463)
Total income	27,524,408	41,042,447	42,943,516	12,838,393

Expenses
Investment advisory	2,925,460	3,211,029	3,897,072	1,127,906
Professional	135,343	265,967	184,598	92,659
Borrowing costs[2]	—	370,048	397,967	118,126
Accounting services	101,734	129,713	130,214	61,370
Custodian	66,257	90,349	80,023	35,593
Transfer agent	48,629	63,229	68,455	48,261
Officer and Trustees	42,604	44,348	46,621	11,950
Printing	21,960	48,913	49,695	14,233
Registration	9,215	11,499	12,124	18,609
Miscellaneous	54,200	36,929	64,012	18,983
Total expenses excluding interest expense	3,405,402	4,272,024	4,930,781	1,547,690
Interest expense	301,470	1,326,244	1,347,964	291,095
Total expenses	3,706,872	5,598,268	6,278,745	1,838,785
Less fees waived by Manager	(45,192)	(560)	(605)	(358)
Total expenses after fees waived	3,661,680	5,597,708	6,278,140	1,838,427
Net investment income	23,862,728	35,444,739	36,665,376	10,999,966

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,920,218	(5,270,906)	(6,310,905)	(2,351,206)
Financial futures contracts	2,615,703	(4,013,355)	(4,139,883)	(351,168)
Foreign currency transactions	2,216,632	5,558,443	5,140,695	992,071
Option written	1,817,806	1,382,809	1,474,047	161,669
Swaps	39,402	174,098	153,327	—
Borrowed bonds	115,785	—	—	—
	12,725,546	(2,168,911)	(3,682,719)	(1,548,634)
Net change in unrealized appreciation/depreciation on:
Investments	25,476,224	29,923,258	30,681,531	6,560,115
Financial futures contracts	230,875	1,527,880	1,445,117	(74,201)
Foreign currency translations	(302,092)	(862,166)	(943,832)	(104,185)
Option written	2,569,518	429,812	434,133	—
Swaps	(3,576,515)	1,209,400	1,243,028	—
	24,398,010	32,228,184	32,859,977	6,381,729
Total realized and unrealized gain	37,123,556	30,059,273	29,177,258	4,833,095
Net Increase in Net Assets Resulting from Operations	$60,986,284	$65,504,012	$65,842,634	$15,833,061

[1]	Consolidated Statement of Operations.

[2]	See Note 6 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

114	ANNUAL REPORT	AUGUST 31, 2012

Statements of Operations

Year Ended August 31, 2012	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Investment Income
Interest	$4,238,856	$26,557,003	$29,693,193	$8,316,370
Dividends — unaffiliated	57,375	34,997	—	85,876
Dividends — affiliated	946	7,184	13,271	985
Total income	4,297,177	26,599,184	29,706,464	8,403,231

Expenses
Investment advisory	498,163	2,321,863	3,310,770	897,234
Administration	55,351	386,977	764,024	—
Professional	79,508	122,304	124,247	59,988
Borrowing costs[1]	42,678	—	—	93,212
Accounting services	44,620	121,076	97,824	69,736
Custodian	25,815	58,940	44,478	24,314
Transfer agent	21,126	51,941	109,741	20,964
Officer and Trustees	5,842	53,483	61,662	10,465
Printing	13,745	16,229	27,088	12,797
Registration	9,152	11,746	21,789	9,162
Miscellaneous	4,086	39,496	46,469	13,380
Total expenses excluding interest expense	800,086	3,184,055	4,608,092	1,211,252
Interest expense	100,150	304,952	329,238	209,087
Total expenses	900,236	3,489,007	4,937,330	1,420,339
Less fees waived by Manager	(274)	(2,194)	(5,174)	(317)
Total expenses after fees waived	899,962	3,486,813	4,932,156	1,420,022
Net investment income	3,397,215	23,112,371	24,774,308	6,983,209

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	208,240	4,559,265	21,609,950	607,584
Financial futures contracts	8,944	2,458,482	(9,831,831)	(279,204)
Foreign currency transactions	137,430	1,695,796	—	900,102
Option written	2,850	2,489,977	(726,486)	10,049
Swaps	435,717	(414,174)	1,830,628	90,966
Borrowed bonds	—	106,583	297,676	—
Interest rate floors	—	—	440,833	—
	793,181	10,895,929	13,620,770	1,329,497
Net change in unrealized appreciation/depreciation on:
Investments	2,582,364	26,629,370	(1,310,586)	6,044,986
Financial futures contracts	(87,001)	(138,050)	(4,582,177)	(39,016)
Foreign currency translations	(50,424)	(251,022)	—	(137,403)
Option written	—	2,390,038	825,854	16,440
Swaps	(42,673)	(3,486,766)	(3,606,318)	1,971
Borrowed bonds	—	—	(193,669)	—
Interest rate floors	—	—	(132,104)	—
	2,402,266	25,143,570	(8,999,000)	5,886,978
Total realized and unrealized gain	3,195,447	36,039,499	4,621,770	7,216,475
Net Increase in Net Assets Resulting from Operations	$6,592,662	$59,151,870	$29,396,078	$14,199,684

[1]	See Note 6 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	115

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)		BlackRock Corporate High Yield Fund V, Inc. (HYV)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2012	2011	2012[1]	2011
Operations
Net investment income	$23,862,728	$22,314,162	$35,444,739	$35,857,110
Net realized gain (loss)	12,725,546	(647,293)	(2,168,911)	14,918,241
Net change in unrealized appreciation/depreciation	24,398,010	(9,184,462)	32,228,184	(12,682,377)
Net increase in net assets resulting from operations	60,986,284	12,482,407	65,504,012	38,092,974

Dividends to Shareholders From
Net investment income	(22,212,928)	(23,726,515)	(35,208,709)	(35,008,792)

Capital Share Transactions
Reinvestment of dividends	67,030	—	718,285	—

Net Assets
Total increase (decrease) in net assets	38,840,386	(11,244,108)	31,013,588	3,084,182
Beginning of year	372,295,457	383,539,565	385,687,429	382,603,247
End of year	$411,135,843	$372,295,457	$416,701,017	$385,687,429
Undistributed net investment income	$7,384,327	$3,484,685	$7,780,357	$2,797,479

	BlackRock Corporate High Yield Fund VI, Inc. (HYT)		BlackRock High Income Shares (HIS)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2012[1]	2011	2012	2011
Operations
Net investment income	$36,665,376	$37,473,827	$10,999,966	$10,833,774
Net realized gain (loss)	(3,682,719)	14,913,681	(1,548,634)	2,844,466
Net change in unrealized appreciation/depreciation	32,859,977	(13,209,144)	6,381,729	(3,103,981)
Net increase in net assets resulting from operations	65,842,634	39,178,364	15,833,061	10,574,259

Dividends to Shareholders From
Net investment income	(36,599,844)	(35,241,068)	(11,172,280)	(11,407,404)

Capital Share Transactions
Refund of offering costs previously charged to paid-in capital	8,495	—	2,126	—
Reinvestment of dividends	1,006,632	—	273,904	—
Net increase in net assets resulting from capital share transactions	1,015,127	—	276,030	—

Net Assets
Total increase (decrease) in net assets	30,257,917	3,937,296	4,936,811	(833,145)
Beginning of year	405,697,106	401,759,810	118,808,546	119,641,691
End of year	$435,955,023	$405,697,106	$123,745,357	$118,808,546
Undistributed net investment income	$8,725,988	$4,335,509	$2,289,115	$2,031,075

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

116	ANNUAL REPORT	AUGUST 31, 2012

Statements of Changes in Net Assets

	BlackRock High Yield Trust (BHY)		BlackRock Income Opportunity Trust, Inc. (BNA)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$3,397,215	$3,268,780	$23,112,371	$21,766,357
Net realized gain (loss)	793,181	(862,713)	10,895,929	2,874,735
Net change in unrealized appreciation/depreciation	2,402,266	1,613,207	25,143,570	(12,557,938)
Net increase in net assets resulting from operations	6,592,662	4,019,274	59,151,870	12,083,154

Dividends and Distributions to Shareholders From
Net investment income	(3,374,830)	(3,278,764)	(22,258,816)	(22,287,310)
Tax return of capital	—	(76,404)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(3,374,830)	(3,355,168)	(22,258,816)	(22,287,310)

Capital Share Transactions
Reinvestment of dividends	14,323	—	—	—

Net Assets
Total increase (decrease) in net assets	3,232,155	664,106	36,893,054	(10,204,156)
Beginning of year	43,644,238	42,980,132	371,175,320	381,379,476
End of year	$46,876,393	$43,644,238	$408,068,374	$371,175,320
Undistributed (distribution in excess of) net investment income	$177,267	$(107,518)	$5,436,734	$4,312,166

	BlackRock Income Trust, Inc. (BKT)		BlackRock Strategic Bond Trust (BHD)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$24,774,308	$22,089,670	$6,983,209	$7,484,893
Net realized gain (loss)	13,620,770	(866,088)	1,329,497	1,355,512
Net change in unrealized appreciation/depreciation	(8,999,000)	13,053,505	5,886,978	(1,662,468)
Net increase in net assets resulting from operations	29,396,078	34,277,087	14,199,684	7,177,937

Dividends and Distributions to Shareholders From
Net investment income	(17,586,939)	(21,772,433)	(7,652,086)	(7,845,469)
Net realized gain	(12,721,826)	—	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(30,308,765)	(21,772,433)	(7,652,086)	(7,845,469)

Capital Share Transactions
Reinvestment of dividends	—	—	50,250	—

Net Assets
Total increase (decrease) in net assets	(912,687)	12,504,654	6,597,848	(667,532)
Beginning of year	508,764,507	496,259,853	95,126,639	95,794,171
End of year	$507,851,820	$508,764,507	$101,724,487	$95,126,639
Undistributed (distribution in excess of) net investment income	$8,050,320	$(33,473)	$810,526	$774,363

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	117

Statements of Cash Flows

Year Ended August 31, 2012	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)[1]	BlackRock Corporate High Yield Fund VI, Inc. (HYT)[1]	BlackRock High Income Shares (HIS)
Cash Used for Operating Activities
Net increase in net assets resulting from operations	$60,986,284	$65,504,012	$65,842,634	$15,833,061
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(414,454)	(571,838)	(547,544)	(46,031)
(Increase) decrease in swaps receivable	349,048	(11,335)	(16,169)	—
Decrease in other assets	43,747	75,109	78,540	8,396
Decrease in prepaid expenses	19,865	56,143	57,792	22,060
Decrease in dividends receivable — affiliated	266	392	382	72
Decrease in commitment fees receivable	3,731	—	—	—
Decrease in dividends receivable — unaffiliated	10,384	28,061	14,361	8,706
Increase in variation margin receivable	(10,830)	—	—	—
Decrease in cash pledged as collateral for financial futures contracts	306,000	2,294,000	2,245,000	378,000
Decrease in cash pledged as collateral for options written	—	906,360	952,770	—
Increase in cash pledged as collateral for swaps	(5,390,000)	(400,000)	(400,000)	—
Increase in cash pledged as collateral for reverse repurchase agreements	(1,643,000)	—	—	—
Increase in cash received as collateral for swaps	500,000	600,000	600,000	—
Decrease in cash received as collateral for reverse repurchase agreements	(1,204,525)	—	—	—
Decrease in deferred income	—	(21,938)	(23,019)	(6,731)
Increase in investment advisory fees payable	13,981	31,395	38,301	9,317
Decrease in interest expense payable	(53,208)	(69,841)	(66,811)	(36,856)
Increase in other liabilities	148,988	—	—	—
Increase (decrease) in other accrued expenses payable	(72,839)	3,750	(32,729)	(35,775)
Decrease in variation margin payable	(205,363)	(278,768)	(283,578)	(28,768)
Increase (decrease) in swaps payable	144,013	(422,415)	(410,627)	—
Increase (decrease) in Officer’s and Trustees’ fees payable	(1,279)	(136)	22,182	73
Net periodic and termination payments of swaps	312,785	985,954	1,013,858	—
Net realized and unrealized gain on investments	(32,510,405)	(26,537,265)	(26,703,560)	(4,158,378)
Amortization of premium and accretion of discount on investments	369,974	(146,033)	(305,966)	(927,038)
Premiums received from options written	21,979,476	1,463,221	1,583,542	263,208
Proceeds from sales of long-term investments	1,646,560,835	330,804,178	343,603,187	95,596,182
Purchases of long-term investments	(1,684,133,269)	(384,264,156)	(400,174,317)	(108,486,310)
Proceeds from borrowed bond transactions	35,657,057	—	—	—
Payments for borrowed bond transactions	(35,543,921)	—	—	—
Net proceeds from sales (purchases) of short-term securities	4,177,662	1,171,689	941,235	822,452
Premiums paid on closing options written	(15,845,814)	(1,042,046)	(1,158,201)	(101,538)
Cash used for operating activities	(5,444,811)	(9,841,507)	(13,128,737)	(885,898)

Cash Provided by Financing Activities
Refund of offering costs	—	—	8,495	2,126
Cash receipts from borrowings	548,354,808	162,000,000	174,000,000	46,000,000
Cash payments on borrowings	(519,285,954)	(116,000,000)	(123,000,000)	(33,000,000)
Cash dividends paid to shareholders	(22,196,984)	(34,564,809)	(35,688,224)	(10,924,322)
Cash provided by financing activities	6,871,870	11,435,191	15,320,271	2,077,804

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	22,404	1,129	2,228	787

Cash and Foreign Currency
Net increase in cash and foreign currency	1,449,463	1,594,813	2,193,762	1,192,693
Cash and foreign currency at beginning of year	329,783	230,472	224,348	20,474
Cash and foreign currency at end of year	$1,779,246	$1,825,285	$2,418,110	$1,213,167

Cash Flow Information
Cash paid during the year for interest	$354,678	$1,396,085	$1,414,775	$327,951

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends	$67,030	$718,285	$1,006,632	$273,904

[1]	Consolidated Statement of Cash Flows.

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the year, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

118	ANNUAL REPORT	AUGUST 31, 2012

Statements of Cash Flows

Year Ended August 31, 2012	BlackRock High Yield Trust (BHY)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$6,592,662	$59,151,870	$29,396,078	$14,199,684
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(187,251)	(359,327)	1,084,854	(43,333)
(Increase) decrease in swaps receivable	244,192	389,714	1,429,363	(727)
Decrease in other assets	9,290	66,856	81,876	7,448
Decrease in prepaid expenses	7,887	5,390	7,276	18,922
Decrease in dividends receivable — affiliated	73	564	690	58
Decrease in dividends receivable — unaffiliated	2,478	—	—	—
(Increase) decrease in variation margin receivable	—	—	658,258	(1,092)
(Increase) decrease in cash pledged as collateral for financial futures contracts	(71,000)	(999,000)	881,000	(75,000)
Increase in cash pledged as collateral for reverse repurchase agreements	—	(752,000)	(50,000)	—
(Increase) decrease in cash pledged as collateral for swaps	—	(4,220,000)	3,545,000	(30,000)
Increase in cash received as collateral for reverse repurchase agreements	—	127,000	—	—
Increase in cash received as collateral for swaps	—	1,200,000	4,100,000	—
Increase in investment advisory fees payable	29,645	76,374	125,803	4,879
Decrease in interest expense payable	(716)	(58,721)	(139,320)	(14,902)
Decrease in other affiliates payable	—	—	—	(2,056)
Increase in other liabilities	—	879,346	—	—
Decrease in administration fees payable	(16,003)	(58,628)	(126,410)	—
Decrease in other accrued expenses payable	(9,041)	(351,251)	(184,029)	(60,081)
Increase (decrease) in variation margin payable	7,200	(164,395)	1,087,279	8,210
Increase (decrease) in swaps payable	18,888	116,676	(2,095,682)	(5,829)
Increase in Officer’s and Trustees’ fees payable	1,284	17,379	15,904	1,985
Net periodic and termination payments of swaps	241,433	(312,279)	835,969	127,964
Net realized and unrealized gain on investments	(3,136,074)	(33,285,480)	(17,086,909)	(6,574,406)
Amortization of premium and accretion of discount on investments	11,888	1,140,718	8,334,140	40,296
Premiums received from options written	2,850	21,989,997	626,784	98,230
Proceeds from sales of long-term investments	32,860,351	1,637,113,266	3,862,317,810	56,325,369
Purchases of long-term investments	(45,440,411)	(1,679,555,230)	(3,750,248,299)	(61,425,243)
Proceeds from borrowed bond transactions	—	50,346,459	34,419,626	—
Payments for borrowed bond transactions	—	(50,242,735)	(23,352,669)	—
Net proceeds from sales (purchases) of short-term securities	(783,623)	2,363,279	(9,338,958)	891,719
Premiums paid on closing options written	—	(14,775,630)	(2,155,182)	(1,110)
Cash provided by (used for) operating activities	(9,613,998)	(10,149,788)	144,170,252	3,490,985

Cash Provided by (Used for) Financing Activities
Cash receipts from borrowings	21,000,000	549,257,071	1,111,266,559	30,494,188
Cash payments on borrowings	(8,000,000)	(516,082,969)	(1,225,222,835)	(24,493,169)
Cash dividends paid to shareholders	(3,362,350)	(22,256,005)	(30,273,756)	(7,612,303)
Decrease in bank overdraft	—	(3,771)	—	—
Cash provided by (used for) financing activities	9,637,650	10,914,326	(144,230,032)	(1,611,284)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	413	4,159	—	299

Cash and Foreign Currency

Net increase (decrease) in cash and foreign currency	24,065	768,697	(59,780)	1,880,000
Cash and foreign currency at beginning of year	—	104,439	59,780	13,941
Cash and foreign currency at end of year	$24,065	$873,136	—	$1,893,941

Cash Flow Information
Cash paid during the year for interest	$100,866	$363,673	$468,558	$223,989

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends	$14,323	—	—	$50,250

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the year, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	119

Financial Highlights	BlackRock Core Bond Trust (BHK)

					Period November 1, 2007 to August 31,
						Year Ended October 31,

	Year Ended August 31,
	2012	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.78	$14.19	$12.56	$12.81	$13.63	$13.82
Net investment income	0.88 [1]	0.83 [1]	0.87 [1]	0.80 [1]	0.50 [1]	0.74
Net realized and unrealized gain (loss)	1.37	(0.36)	1.76	(0.28)	(0.69)	(0.13)
Net increase (decrease) from investment operations	2.25	0.47	2.63	0.52	(0.19)	0.61
Dividends and distributions from:
Net investment income	(0.82)	(0.88)	(1.00)	(0.77)	(0.61)	(0.61)
Tax return of capital	—	—	—	—	(0.02)	(0.19)
Total dividends and distributions	(0.82)	(0.88)	(1.00)	(0.77)	(0.63)	(0.80)
Net asset value, end of period	$15.21	$13.78	$14.19	$12.56	$12.81	$13.63
Market price, end of period	$15.41	$12.69	$13.92	$11.98	$11.51	$12.23

Total Investment Return[2]

Based on net asset value	17.06%	4.02%	22.44%	5.28%	(1.00)%[3]	5.04%
Based on market price	28.78%	(2.35)%	25.93%	11.76%	(0.87)%[3]	1.29%

Ratios to Average Net Assets
Total expenses	0.95%	1.02%	1.18%	1.06%	2.29%[4]	1.60%
Total expenses after fees waived and paid indirectly	0.94%	1.02%	1.18%	1.06%	2.29%[4]	1.60%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.86%	0.93%	0.95%	0.83%	0.89%[4]	0.78%
Net investment income	6.13%	6.05%	6.62%	7.09%	4.55%[4]	5.36%

Supplemental Data
Net assets, end of period (000)	$411,136	$372,295	$383,540	$339,524	$346,177	$368,335
Borrowings outstanding, end of period (000)	$182,679	$152,301	$168,938	$74,572	$107,690	$103,354
Average borrowings outstanding, during the period (000)	$143,234	$151,080	$162,760	$73,467	$134,784	$44,786
Portfolio turnover	290%[5]	824%[6]	641%[7]	315%[8]	598%[9]	122%
Asset coverage, end of period per $1,000	$3,251	$3,444	$3,270	$5,553	$4,215	$4,564

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 237%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 544%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 534%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 184%.

[9]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 337%.

See Notes to Financial Statements.

120	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights

	BlackRock Corporate High Yield Fund V, Inc. (HYV)					BlackRock Corporate High Yield Fund VI, Inc. (HYT)
	Year Ended August 31,					Year Ended August 31,
	2012[1]	2011	2010	2009	2008	2012[1]	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.71	$11.61	$9.71	$11.94	$13.83	$11.49	$11.38	$9.68	$11.89	$13.81
Net investment income[2]	1.08	1.09	1.06	1.07	1.18	1.04	1.06	1.05	1.05	1.16
Net realized and unrealized gain (loss)	0.91	0.07	1.86	(2.10)	(1.85)	0.83	0.05	1.67	(2.07)	(1.87)
Net increase (decrease) from investment operations	1.99	1.16	2.92	(1.03)	(0.67)	1.87	1.11	2.72	(1.02)	(0.71)
Dividends and distributions from:
Net investment income	(1.07)	(1.06)	(1.02)	(1.20)	(1.17)	(1.04)	(1.00)	(1.02)	(1.19)	(1.21)
Net realized gain	—	—	—	—	(0.05)	—	—	—	—	—
Total dividends and distributions	(1.07)	(1.06)	(1.02)	(1.20)	(1.22)	(1.04)	(1.00)	(1.02)	(1.19)	(1.21)
Net asset value, end of year	$12.63	$11.71	$11.61	$9.71	$11.94	$12.32	$11.49	$11.38	$9.68	$11.89
Market price, end of year	$13.51	$11.55	$11.40	$9.32	$10.15	$12.96	$11.21	$11.19	$9.47	$10.14

Total Investment Return[3]
Based on net asset value	17.92%	10.29%	31.40%	(3.83)%	(3.99)%	17.14%	9.95%	29.26%	(4.03)%	(4.30)%
Based on market price	27.88%	10.79%	34.42%	8.59%	(7.78)%	26.30%	9.09%	29.92%	10.09%	(7.24)%

Ratios to Average Net Assets
Total expenses	1.42%	1.34%	1.26%	1.84%	2.11%	1.51%	1.41%	1.34%	2.01%	2.24%
Total expenses after fees waived and paid indirectly	1.42%	1.34%	1.26%	1.84%	2.11%	1.51%	1.41%	1.34%	2.01%	2.24%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.08%[4]	1.02%	0.99%	1.16%	0.97%	1.19%[5]	1.12%	1.09%	1.28%	1.10%
Net investment income	8.96%	8.82%	9.52%	13.00%	9.16%	8.84%	8.80%	9.52%	12.82%	9.02%

Supplemental Data
Net assets, end of year (000)	$416,701	$385,687	$382,603	$320,045	$393,389	$435,955	$405,697	$401,760	$341,415	$419,502
Borrowings outstanding, end of year (000)	$175,000	$129,000	$92,000	$54,000	$94,700	$181,000	$130,000	$89,000	$58,000	$110,900
Average borrowings outstanding, during the year (000)	$140,036	$119,652	$79,427	$65,403	$106,140	$142,342	$115,512	$76,356	$73,784	$113,996
Portfolio turnover	61%	87%	90%	65%	46%	61%	87%	85%	60%	45%
Asset coverage, end of year per $1,000	$3,381	$3,990	$5,159	$6,927	$5,154	$3,409	$4,121	$5,514	$6,886	$4,783

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 0.99%.

[5]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.09%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	121

Financial Highlights	BlackRock High Income Shares (HIS)

					Period January 1, 2008 to August 31,	Year Ended December 31,

	Year Ended August 31,
	2012	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$2.18	$2.19	$1.85	$2.23	$2.47	$2.68
Net investment income	0.20 [1]	0.20 [1]	0.20 [1]	0.19 [1]	0.15 [1]	0.24
Net realized and unrealized gain (loss)	0.08	—	0.31	(0.36)	(0.26)	(0.21)
Net increase (decrease) from investment operations	0.28	0.20	0.51	(0.17)	(0.11)	0.03
Dividends from net investment income	(0.20)	(0.21)	(0.17)	(0.21)	(0.13)	(0.24)
Net asset value, end of period	$2.26	$2.18	$2.19	$1.85	$2.23	$2.47
Market price, end of period	$2.40	$2.10	$2.09	$1.68	$1.88	$2.14

Total Investment Return[2]
Based on net asset value	13.91%	9.56%	28.95%	(3.01)%	(4.00)%[3]	1.58%
Based on market price	25.58%	10.59%	35.52%	4.47%	(6.59)%[3]	(7.51)%

Ratios to Average Net Assets
Total expenses	1.54%	1.49%	1.49%	2.01%	1.98%[4]	3.56%
Total expenses after fees waived and paid indirectly	1.54%	1.49%	1.49%	2.01%	1.98%[4]	3.55%
Total expenses after fees waived and paid indirectly and excluding interest expense[5]	1.29%	1.25%	1.27%	1.41%	1.05%[4]	1.27%
Net investment income	9.19%	8.66%	9.34%	12.06%	9.52%[4]	8.89%

Supplemental Data
Net assets, end of period (000)	$123,745	$118,809	$119,642	$100,921	$121,808	$135,098
Borrowings outstanding, end of period (000)	$42,000	$29,000	$25,000	$18,000	$27,000	$46,000
Average borrowings outstanding, during the period (000)	$30,746	$26,729	$21,027	$21,220	$27,069	$55,868
Portfolio turnover	63%	90%	85%	55%	25%	69%
Asset coverage, end of period per $1,000	$3,946	$5,097	$5,786	$6,607	$5,512	$3,937

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.19%.

See Notes to Financial Statements.

122	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock High Yield Trust (BHY)

	Year Ended August 31,				Period November 1, 2007 to August 31,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
Per Share Operating Performance

Net asset value, beginning of period	$6.79	$6.69	$5.78	$6.84	$7.91	$7.85
Net investment income	0.53 [1]	0.51 [1]	0.51 [1]	0.51 [1]	0.50 [1]	0.63
Net realized and unrealized gain (loss)	0.50	0.11	0.92	(1.00)	(1.06)	0.04
Net increase (decrease) from investment operations	1.03	0.62	1.43	(0.49)	(0.56)	0.67
Dividends and distributions from:
Net investment income	(0.53)	(0.51)	(0.50)	(0.55)	(0.51)	(0.61)
Tax return of capital	—	(0.01)	(0.02)	(0.02)	—	—
Total dividends and distributions	(0.53)	(0.52)	(0.52)	(0.57)	(0.51)	(0.61)
Net asset value, end of period	$7.29	$6.79	$6.69	$5.78	$6.84	$7.91
Market price, end of period	$8.04	$6.60	$6.44	$5.84	$5.96	$6.92

Total Investment Return[2]

Based on net asset value	15.70%	9.66%	25.70%	(5.30)%	(6.47)%[3]	9.03%
Based on market price	31.27%	10.73%	19.76%	9.81%	(6.85)%[3]	(3.63)%

Ratios to Average Net Assets

Total expenses	2.01%	2.04%	2.10%	2.61%	2.61%[4]	4.16%
Total expenses after fees waived and paid indirectly	2.01%	2.04%	2.10%	2.61%	2.61%[4]	4.14%
Total expenses after fees waived and paid indirectly and excluding interest expense[5]	1.79%	1.85%	1.91%	2.16%	1.77%[4]	2.10%
Net investment income	7.59%	7.18%	7.89%	10.22%	8.34%[4]	7.84%

Supplemental Data

Net assets, end of period (000)	$46,876	$43,644	$42,980	$37,137	$43,897	$50,782
Borrowings outstanding, end of period (000)	$19,000	$6,000	$8,000	$4,000	$6,250	$9,250
Average borrowings outstanding, during the period (000)	$10,615	$7,427	$6,427	$5,223	$7,443	$17,710
Portfolio turnover	59%	81%	80%	54%	34%	69%
Asset coverage, end of period per $1,000	$3,467	$8,274	$6,373	$10,284	$8,023	$6,490

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.69%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	123

Financial Highlights	BlackRock Income Opportunity Trust, Inc. (BNA)

	Year Ended August 31,				Period November 1, 2007 to August 31,	Year Ended October 31,
	2012	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.77	$11.07	$10.02	$10.35	$11.02	$11.17
Net investment income	0.67 [1]	0.63 [1]	0.59 [1]	0.59 [1]	0.53 [1]	0.62
Net realized and unrealized gain (loss)	1.05	(0.28)	1.25	(0.31)	(0.69)	(0.11)
Net increase (decrease) from investment operations	1.72	0.35	1.84	0.28	(0.16)	0.51
Dividends and distributions from:
Net investment income	(0.65)	(0.65)	(0.79)	(0.61)	(0.51)	(0.61)
Tax return of capital	—	—	—	—	—	(0.05)
Total dividends and distributions	(0.65)	(0.65)	(0.79)	(0.61)	(0.51)	(0.66)
Net asset value, end of period	$11.84	$10.77	$11.07	$10.02	$10.35	$11.02
Market price, end of period	$11.58	$9.85	$10.56	$9.65	$9.82	$10.19

Total Investment Return[2]

Based on net asset value	16.81%	3.91%	19.83%	3.90%	(1.07)%[3]	5.11%
Based on market price	24.92%	(0.37)%	18.69%	5.46%	1.51%[3]	2.62%

Ratios to Average Net Assets
Total expenses	0.90%	0.95%	1.09%	0.95%	2.25%[4]	2.01%
Total expenses after fees waived and paid indirectly	0.90%	0.95%	1.09%	0.95%	2.25%[4]	2.00%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.82%	0.85%	0.86%	0.85%	0.83%[4]	0.87%
Net investment income	5.97%	5.94%	5.81%	6.45%	5.89%[4]	5.68%

Supplemental Data

Net assets, end of period (000)	$408,068	$371,175	$381,379	$345,101	$356,456	$379,605
Borrowings outstanding, end of period (000)	$188,055	$154,883	$157,776	$77,474	$100,740	$105,262
Average borrowings outstanding, during the period (000)	$151,411	$148,617	$151,700	$49,573	$131,462	$68,241
Portfolio turnover	285%[5]	774%[6]	720%[7]	270%[8]	441%[9]	196%
Asset coverage, end of period per $1,000	$3,170	$3,396	$3,417	$5,454	$4,538	$4,606

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 492%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 608%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 165%.

[9]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 168%.

See Notes to Financial Statements.

124	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

					Period November 1, 2007 to August 31, 2008

						Year Ended October 31, 2007
	Year Ended August 31,
	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.96	$7.76	$7.12	$6.94	$6.53	$6.48
Net investment income	0.39 [1]	0.35 [1]	0.20 [1]	0.28 [1]	0.26 [1]	0.30
Net realized and unrealized gain	0.06	0.19	0.73	0.19	0.40	0.12
Net increase (decrease) from investment operations	0.45	0.54	0.93	0.47	0.66	0.42
Dividends and distributions from:
Net investment income	(0.27)	(0.34)	(0.26)	(0.29)	(0.25)	(0.29)
Net realized gain	(0.20)	—	(0.03)	—	—	—
Tax return of capital	—	—	—	—	—	(0.08)
Total dividends and distributions	(0.47)	(0.34)	(0.29)	(0.29)	(0.25)	(0.37)
Net asset value, end of period	$7.94	$7.96	$7.76	$7.12	$6.94	$6.53
Market price, end of period	$7.63	$7.18	$6.95	$6.53	$6.07	$5.81

Total Investment Return[2]
Based on net asset value	6.24%	7.70%	13.86%	7.64%	10.82%[3]	7.06%
Based on market price	13.19%	8.47%	11.19%	12.87%	8.94%[3]	1.69%

Ratios to Average Net Assets
Total expenses	0.97%	1.06%	1.05%	1.09%	1.63%[4]	2.77%
Total expenses after fees waived and before fees paid indirectly	0.97%	1.05%	1.02%	1.08%	1.63%[4]	2.77%
Total expenses after fees waived and paid indirectly	0.97%	1.05%	1.02%	1.08%	1.63%[4]	2.76%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.90%	0.94%	0.92%	0.93%	0.91%[4]	0.98%
Net investment income	4.86%	4.43%	2.72%	4.09%	4.67%[4]	4.60%

Supplemental Data
Net assets, end of period (000)	$507,852	$508,765	$496,260	$455,529	$444,054	$417,651
Borrowings outstanding, end of period (000)	$119,706	$233,676	$106,985	$11,815	—	$33,895
Average borrowings outstanding, during the period (000)	$183,890	$116,771	$23,316	$537	$61,777	$93,325
Portfolio turnover	487%[5]	899%[6]	883%[7]	700%[8]	263%[9]	250%
Asset coverage, end of period per $1,000	$5,242	$3,177	$5,639	$39,555	—	$13,322

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 230%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 387%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 207%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 184%.

[9]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 0%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	125

Financial Highlights	BlackRock Strategic Bond Trust (BHD)

					Period November 1, 2007 to August 31, 2008

						Year Ended October 31, 2007
	Year Ended August 31,
	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.48	$13.57	$12.12	$12.76	$13.80	$13.83
Net investment income	0.99 [1]	1.06 [1]	1.01 [1]	0.93 [1]	0.76 [1]	0.95
Net realized and unrealized gain (loss)	1.01	(0.04)	1.35	(0.69)	(1.03)	(0.06)
Net increase (decrease) from investment operations	2.00	1.02	2.36	0.24	(0.27)	0.89
Dividends and distributions from net investment income	(1.08)	(1.11)	(0.91)	(0.88)	(0.77)	(0.92)
Net asset value, end of period	$14.40	$13.48	$13.57	$12.12	$12.76	$13.80
Market price, end of period	$14.52	$12.93	$13.17	$11.43	$10.85	$11.88

Total Investment Return[2]
Based on net asset value	15.66%	8.09%	20.38%	3.99%	(1.19)%[3]	7.26%
Based on market price	21.58%	6.83%	23.88%	15.34%	(2.40)%[3]	(0.62)%

Ratios to Average Net Assets
Total expenses	1.45%	1.52%	1.13%	1.00%	0.93%[4]	1.45%
Total expenses after fees waived and before fees paid indirectly	1.45%	1.51%	1.11%	0.92%	0.82%[4]	1.27%
Total expenses after fees waived and paid indirectly	1.45%	1.51%	1.11%	0.92%	0.82%[4]	1.27%
Total expenses after fees waived and paid indirectly and excluding interest expense[5]	1.24%	1.26%	1.04%	0.92%	0.81%[4]	0.87%
Net investment income	7.15%	7.59%	7.77%	8.67%	6.85%[4]	6.86%

Supplemental Data
Net assets, end of period (000)	$101,724	$95,127	$95,794	$85,581	$90,092	$97,410
Borrowings outstanding, end of period (000)	$30,000	$24,000	$12,000	—	$1,571	$413
Average borrowings outstanding during the period (000)	$22,089	$22,696	$5,701	$303	$391	$7,240
Portfolio turnover	47%	72%	83%	61%	27%	34%
Asset coverage, end of period per $1,000	$4,391	$4,964	$8,983	—	$58,347	$236,789

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.14%.

See Notes to Financial Statements.

126	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD”) (collectively, the “Trusts”) are registered under the 1940 Act, as diversified, closed-end management investment companies. HYV, HYT, BNA and BKT are organized as Maryland corporations. BHK, BHY and BHD are organized as Delaware statutory trusts. HIS is organized as a Massachusetts business trust. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Basis of Consolidation: The accompanying consolidated financial statements of HYV and HYT include the accounts of BLK HYV (Luxembourg) Investments, S.a.r.l. and BLK HYT (Luxembourg) Investments, S.a.r.l. (the “Taxable Subsidiaries”), a wholly owned taxable subsidiary of each Trust which holds shares of private Canadian companies. Such shares are held in the Taxable Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiary may be taxable to such subsidiaries in Luxembourg. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as either a reduction in investment income or as a component of realized and unrealized gain (loss) on the Consolidated Statements of Operations. Intercom-pany accounts and transactions have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to the Trusts.

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

The Trusts value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

ANNUAL REPORT	AUGUST 31, 2012	127

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trusts’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Trusts may purchase certain mortgage pass-through securities (the “Mortgage Assets”). There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example,

128	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Trusts may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or Mortgage Assets, the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trusts may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Trusts may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Trusts also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Trusts may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Trusts may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Trusts may invest in floating rate loan interests. The floating rate loan interests the Trusts hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined

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Notes to Financial Statements (continued)

by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR, the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of their investment policies.

When a Trust purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower, and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Certain Trusts may enter into borrowed bond agreements. In a borrowed bond agreement, the Trusts borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Trusts, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Trusts may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Trusts may also experience delays in gaining access to the collateral.

Short Sales: Certain Trusts may enter into short sale transactions in which the Trusts sell a security it does not hold in anticipation of a decline in the market price of that security. When the Trusts make a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Trusts is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trusts are required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statements of Operations. The Trusts may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Trusts maintain a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Trusts may receive interest on their cash collateral deposited with the broker-dealer. The Trusts are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Trusts sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Trusts will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

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Notes to Financial Statements (continued)

TBA Commitments: Certain Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Trusts generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Trusts’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Trusts may enter into treasury roll transactions. In a treasury roll transaction, the Trusts sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Trusts receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Trusts and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Trusts on an accrual basis. The Trusts will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Trusts. If the interest expense exceeds the income earned, the Trusts’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Trusts are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Trusts continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trusts are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

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Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The portion of dividends and distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remain open for each of the four years ended August 31, 2012. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012, each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations, and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Trust and each of its respective counterparties. An ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, contractually or otherwise, the Trusts bear the risk of loss from coun-terparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

132	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Trusts and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counter-party to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Trusts also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Trusts but not yet delivered, or committed or anticipated to be purchased by the Trusts.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security at a price different from the current market value.

Swaps: The Trusts enter into swap agreements, in which the Trust and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Trusts typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearing-house reducing or eliminating the Trusts’ exposure to the credit risk of the counterparty. These payments received or made by the Trusts are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps

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Notes to Financial Statements (continued)

are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Trusts enter into credit default swaps to man-age their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trusts will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Trusts enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trusts will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

134	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2012
	Asset Derivatives
		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value — unaffiliated[2]	$2,270,494	—	—	—	—	$2,299,895	$11,020,466	$187,819
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	17,221	$44,136	$56,409	$5,847	$1,806	22,416	—	11,759
Credit contracts	Unrealized appreciation on swaps	391,495	1,271,142	1,310,916	—	109,733	393,022	—	65,707
Equity contracts	Investments at value — unaffiliated[2]	271,612	—	—	—	—	271,612	—	—
Total		$2,950,822	$1,315,278	$1,367,325	$5,847	$111,539	$2,986,945	$11,020,466	$265,285

	Liability Derivatives
		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps[1]; Options written at value	$11,103,297	—	—	—	—	$11,246,067	$13,825,936	$167,013
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	354,755	$1,091,099	$1,148,537	$145,138	$52,731	303,654	—	174,501
Credit contracts	Unrealized depreciation on swaps	63,087	93,281	97,701	—	11,189	63,173	—	1,467
Equity contracts	Net unrealized appreciation/ depreciation[1]; Options written at value	114,598	840,806	879,524	260,417	87,001	114,598	—	—
Other contracts	Unrealized depreciation on swaps	43,272	—	—	—	—	43,387	—	—
Total		$11,679,009	$2,025,186	$2,125,762	$405,555	$150,921	$11,770,879	$13,825,936	$342,981

[1]

Includes cumulative appreciation/depreciation of financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

ANNUAL REPORT	AUGUST 31, 2012	135

Notes to Financial Statements (continued)

	The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2012
	Net Realized Gain (Loss) From
	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Interest rate contracts:
Financial futures contracts	$2,535,026	—	—	—	—	$2,514,467	$(9,830,042)	$(279,204)
Swaps	(1,008,999)	—	—	—	—	(1,462,817)	1,830,628	(9,438)
Options[1]	406,239	$567,960	$635,830	—	$2,850	1,022,589	(42,580)	(7,437)
Floors	—	—	—	—	—	—	440,833	—
Foreign currency exchange contracts:
Foreign currency transactions	1,654,821	4,312,322	3,943,730	$776,629	127,931	1,319,141	—	651,449
Financial futures contracts	80,677	—	—	—	—	(55,985)	(1,789)	—
Options[1]	(284,070)	—	—	—	—	(286,514)	—	—
Credit contracts:
Swaps	1,069,344	26,485	(1,690)	—	418,010	1,069,799	—	100,404
Equity contracts:
Financial futures contracts	—	(4,013,355)	(4,139,883)	(351,168)	8,944	—	—	—
Options[1]	—	(299,690)	(305,960)	(63,085)	—	—	—	—
Other contracts:
Swaps	(20,943)	147,613	155,017	—	17,707	(21,156)	—	—
Total	$4,432,095	$741,335	$287,044	$362,376	$575,442	$4,099,524	$(7,602,950)	$455,774

	Net Change in Unrealized Appreciation/Depreciation on
	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Interest rate contracts:
Financial futures contracts	$230,875	—	—	—	—	$(138,050)	$(4,582,177)	$(39,016)
Swaps	(2,067,599)	—	—	—	—	(1,981,571)	(3,606,318)	(5,031)
Options[1]	1,186,691	—	—	—	—	996,263	(45,921)	804
Floors	—	—	—	—	—	—	(132,104)	—
Foreign currency exchange contracts:
Foreign currency translations	(323,912)	$(907,433)	$(945,166)	$(106,696)	$(50,925)	(256,118)	—	(136,448)
Options[1]	135,731	—	—	—	—	135,962	—	—
Credit contracts:
Swaps	(1,465,644)	1,285,245	1,322,677	—	(33,661)	(1,461,808)	—	7,002
Options[1]	—	442,786	441,347	—	—	—
Equity contracts:
Financial futures contracts	—	1,527,880	1,445,117	(74,201)	(87,001)	—	—	—
Options[1]	1,964	138,691	145,791	—	—	1,964	—	—
Other contracts:
Swaps	(43,272)	(75,845)	(79,649)	—	(9,012)	(43,387)	—	—
Total	$(2,345,166)	$2,411,324	$2,330,117	$(180,897)	$(180,599)	$(2,746,745)	$(8,366,520)	$(172,689)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

136	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

For the year ended August 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Financial futures contracts:
Average number of contracts purchased	473	—	—	—	—	417	701	104
Average number of contracts sold	985	251	268	47	105	1,098	2,456	71
Average notional value of contracts purchased	$82,301,499	—	—	—	—	$75,561,028	$167,816,530	$17,324,354
Average notional value of contracts sold	$173,289,403	$16,326,923	$17,458,743	$3,117,803	$447,068	$190,259,132	$345,297,583	$11,084,828
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	17	12	12	3	2	17	—	5
Average number of contracts — US dollars sold	13	5	5	2	1	13	—	2
Average US dollar amounts purchased	$26,325,319	$42,189,090	$44,556,322	$7,453,583	$1,654,551	$23,975,916	—	$7,374,380
Average US dollar amounts sold	$11,264,688	$2,508,355	$2,424,661	$438,070	$97,708	$9,844,045	—	$42,529
Options:
Average number of option contracts purchased	11,327,182	873	903	256	3	11,344,048	184	10
Average number of option contracts written	7,377,659	723	748	214	—	7,383,241	—	—
Average notional value of option contracts purchased	$18,577,180	$11,372,000	$11,764,500	$3,424,500	$2,829	$18,596,841	$460,625	$9,157
Average notional value of option contracts written	$12,602,655	$8,943,875	$9,253,750	$2,645,250	—	$12,608,246	—	—
Average number of swaption contracts purchased	7	1	1	—	—	7	1	4
Average number of swaption contracts written	20	1	1	—	1	21	1	3
Average notional value of swaption contracts purchased	$78,870,299	$3,750,000	$3,750,000	—	—	$78,995,299	$6,200,000	$5,413,045
Average notional value of swaption contracts written	$322,850,000	$7,668,750	$8,188,750	—	$47,500	$324,525,000	$11,100,000	$3,550,000
Credit default swaps:
Average number of contracts — buy protection	8	10	10	—	8	8	—	4
Average number of contracts — sell protection	12	14	14	—	10	12	—	8
Average notional value — buy protection	$9,598,710	$8,895,674	$9,287,633	—	$609,250	$9,608,791	—	$1,053,750
Average notional value — sell protection	$5,768,332	$14,707,500	$15,087,500	—	$1,876,250	$5,803,333	—	$1,170,680
Interest rate swaps:
Average number of contracts — pays fixed rate	11	—	—	—	—	10	7	3
Average number of contracts — receives fixed rate	9	—	—	—	—	9	9	1
Average notional value — pays fixed rate	$49,032,507	—	—	—	—	$50,088,970	$169,215,000	$3,825,000
Average notional value — receives fixed rate	$73,008,156	—	—	—	—	$74,953,401	$160,538,300	$4,700,000
Total return swaps:
Average number of contracts	1	—	—	—	—	1	—	—
Average notional value	$1,880,000	—	—	—	—	$1,885,000	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services for each Trust and administration services for BHK, HYV, HYT, HIS and BHD.

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

BHK	0.55%
HIS	0.75% of the first $200 million and 0.50% thereafter
BHY	0.90%
BHD	0.75%

The following Trusts’ investment advisory fee paid to the Manager is computed daily and payable monthly on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

HYV	0.60%
HYT	0.70%

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average net assets:

BNA	0.60%
BKT	0.65%

BHY, BNA and BKT each have an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate, 0.10% for BNA, and 0.15% for BKT, of each Trust’s average net assets and 0.10% for BHY of the Trust’s average weekly total assets.

ANNUAL REPORT	AUGUST 31, 2012	137

Notes to Financial Statements (continued)

Effective June 1, 2012, the Manager voluntarily agreed to waive a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly net assets. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended August 31, 2012, the Manager waived the following amount, which is included in fees waived by Manager in the Statements of Operations:

BHK	$43,292

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2012, the amounts waived were as follows:

BHK	$1,900
HYV	$560
HYT	$605
HIS	$358
BHY	$274
BNA	$2,194
BKT	$5,174
BHD	$317

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, each Trust pays the Manager based on the Trust’s net assets which includes the assets of the Taxable Subsidiaries.

The Manager entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager with respect to BHK, HYV, HYT, HIS, and BHD. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended August 31, 2012 were as follows:

	Purchases	Sales
BHK	$800,256,616	$728,545,394
HYV	$380,608,670	$326,326,484
HYT	$396,858,097	$338,721,092
HIS	$106,749,661	$93,979,209
BHY	$45,550,402	$32,712,501
BNA	$812,428,173	$765,326,104
BKT	$2,796,139,329	$2,896,610,840
BHD	$57,116,026	$53,543,361

Purchases and sales of US government securities, for the year ended August 31, 2012 were as follows:

	Purchases	Sales
BHK	$821,284,505	$853,663,620
BNA	$803,189,252	$806,472,859
BKT	$1,083,252,576	$1,103,958,530
BHD	$3,455,391	$2,438,248

For the year ended August 31, 2012, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
BHK	$289,098,633	$289,445,908
BNA	$295,719,125	$296,083,283
BKT	$2,045,020,139	$2,047,518,910

138	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

Transactions in options written for the year ended August 31, 2012, were as follows:

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
BHK
Outstanding options, beginning of year	—	$63,300	$2,441,442	538	$86,985	$2,818,041
Options written	732	324,957	8,484,362	10,063	1,141,177	13,495,114
Options expired	(256)	(35,376)	(519,405)	(751)	(89,966)	(1,286,801)
Options exercised	(210)	(19,981)	(340,414)	—	(26,566)	(1,075,649)
Options closed	(266)	(158,600)	(6,307,501)	(350)	(877,530)	(8,976,290)
Outstanding options, end of year	—	$174,300	$3,758,484	9,500	$234,100	$4,974,415

HYV
Outstanding options, beginning of year	—	$24,175	$296,835	664	$26,475	$688,420
Options written	1,350	7,000	422,017	10,665	8,675	1,041,204
Options expired	—	(17,175)	(72,135)	(2,625)	(21,150)	(546,704)
Options exercised	—	—	—	(664)	—	(23,620)
Options closed	(1,350)	(14,000)	(646,717)	(8,040)	(14,000)	(1,159,300)
Outstanding options, end of year	—	—	—	—	—	—

HYT
Outstanding options, beginning of year	—	$26,025	$332,505	698	$27,700	$741,030
Options written	1,433	8,000	469,894	11,056	9,755	1,113,648
Options expired	—	(18,025)	(75,705)	(2,733)	(21,455)	(559,824)
Options exercised	—	—	—	(698)	—	(24,830)
Options closed	(1,433)	(16,000)	(726,694)	(8,323)	(16,000)	(1,270,024)
Outstanding options, end of year	—	—	—	—	—	—

HIS
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	417	—	$47,111	3,144	—	$216,097
Options expired	—	—	—	(772)	—	(60,723)
Options closed	(417)	—	(47,111)	(2,372)	—	(155,374)
Outstanding options, end of year	—	—	—	—	—	—

BNA
Outstanding options, beginning of year	—	$61,300	$2,208,194	539	$85,015	$2,585,615
Options written	732	324,839	8,489,189	10,062	1,141,787	13,500,808
Options expired	(257)	(35,457)	(521,077)	(752)	(93,376)	(1,417,561)
Options exercised	(209)	(23,282)	(469,163)	—	(26,586)	(1,076,634)
Options closed	(266)	(153,500)	(5,952,916)	(349)	(873,140)	(8,622,941)
Outstanding options, end of year	—	$173,900	$3,754,227	9,500	$233,700	$4,969,287

BKT
Outstanding options, beginning of year	—	$11,100	$353,258	247	$11,100	$448,653
Options written	817	—	310,819	995	—	315,965
Options expired	(545)	—	(165,290)	(333)	—	(128,259)
Options exercised	(20)	—	(3,050)	—	—	—
Options closed	(252)	(11,100)	(495,737)	(909)	(11,100)	(636,359)
Outstanding options, end of year	—	—	—	—	—	—

BHD
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	$2,300	$17,900	—	$6,700	$80,330
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options closed	—	—	—	—	(2,400)	(11,160)
Outstanding options, end of year	—	$2,300	$17,900	—	$4,300	$69,170

ANNUAL REPORT	AUGUST 31, 2012	139

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2012 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, the expiration of capital loss carryforwards, the classification of settlement proceeds and income recognized from pass-through entities were reclassified to the following accounts:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Paid-in capital	—	—	$21	$(2,339,285)	$(359,355)	—	—	$(7)
Undistributed net investment income	$2,249,842	$4,746,848	$4,324,947	$430,354	$262,400	$271,013	$896,424	$705,040
Undistributed net realized gain (accumulated net realized loss)	$(2,249,842)	$(4,746,848)	$(4,324,968)	$1,908,931	$96,955	$(271,013)	$(896,424)	$(705,033)

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 was as follows:

		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Ordinary income	8/31/12	$22,212,928	$35,208,709	$36,599,844	$11,172,280	$3,374,830	$22,258,816	$30,308,765	$7,652,086
	8/31/11	23,726,515	35,008,792	35,241,068	11,407,404	3,278,764	22,287,310	21,772,433	7,845,469
Tax return of capital	8/31/12	—	—	—	—	—	—	—	—
	8/31/11	—	—	—	—	76,404	—	—	—
Total	8/31/12	$22,212,928	$35,208,709	$36,599,844	$11,172,280	$3,374,830	$22,258,816	$30,308,765	$7,652,086
	8/31/11	$23,726,515	$35,008,792	$35,241,068	$11,407,404	$3,355,168	$22,287,310	$21,772,433	$7,845,469

As of August 31, 2012, the tax components of accumulated earnings (losses) were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Undistributed ordinary income	$7,179,584	$8,278,405	$8,986,591	$2,167,616	$276,258	$5,282,247	$8,501,259	$915,305
Capital loss carryforwards	(13,142,723)	(77,179,413)	(92,270,895)	(38,740,870)	(14,071,529)	(22,808,791)	—	(4,815,182)
Net unrealized gains[1]	38,360,013	15,063,691	14,813,038	2,604,619	2,500,489	40,048,272	22,408,942	7,270,283
Qualified late-year losses[2]	—	—	(1,698,041)	(737,468)	—	—	(1,600,629)	(146,814)
Total	$32,396,874	$(53,837,317)	$(70,169,307)	$(34,706,103)	$(11,294,782)	$22,521,728	$29,309,572	$3,223,592

[1]

The differences between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the deferral of compensation to trustees, the classification of settlement proceeds and the accounting for swap agreements.

[2]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2013.

As of August 31, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BHK	HYV	HYT	HIS	BHY	BNA	BHD
2014	—	—	—	$7,043,976	$2,060,533	—	—
2015	—	—	—	—	2,467,772	—	—
2016	$5,726,723	—	—	10,829,322	2,039,760	$4,475,065	$49,487
2017	7,416,000	$25,473,528	$31,939,528	3,140,056	916,541	7,369,088	930,008
2018	—	45,786,653	54,927,764	15,169,557	5,191,260	10,964,638	3,835,687
2019	—	—	—	—	737,843	—	—
No expiration date[3]	—	5,919,232	5,403,603	2,557,959	657,820	—	—
Total	$13,142,723	$77,179,413	$92,270,895	$38,740,870	$14,071,529	$22,808,791	$4,815,182

[3]	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2012, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BHK	$11,081,061
BNA	$8,754,212
BHD	$579,124

140	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

As of August 31, 2012 gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Tax cost	$575,452,071	$570,814,818	$595,622,184	$160,555,430	$62,860,208	$577,303,603	$862,264,138	$120,940,890
Gross unrealized appreciation	$46,321,109	$33,725,351	$34,004,904	$7,408,411	$3,510,792	$48,090,293	$45,427,525	$9,062,332
Gross unrealized depreciation	(7,363,534)	(20,307,295)	(20,877,274)	(4,745,287)	(1,126,317)	(7,393,715)	(20,955,004)	(1,713,206)
Net unrealized appreciation	$38,957,575	$13,418,056	$13,127,630	$2,663,124	$2,384,475	$40,696,578	$24,472,521	$7,349,126

6. Borrowings:

HYV, HYT, HIS, BHY and BHD entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Trusts have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts
HYV	$204,500,000
HYT	$213,800,000
HIS	$63,600,000
BHY	$23,000,000
BHD	$50,200,000

Prior to March 2, 2012, advances were made by SSB to the Trusts, at the Trusts’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above the 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 2, 2012, advances were made by SSB to the Trusts, at the Trusts’ option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the Overnight LIBOR or (b) 0.75% above the 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Trusts pay a facility fee and a commitment fee based upon SSB’s total commitment to the Trusts. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Trusts as of August 31, 2012 are shown in the Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Trusts may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2012, the daily weighted average interest rates for Trusts with loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate
HYV	0.94%
HYT	0.94%
HIS	0.94%
BHY	0.94%
BHD[1]	0.94%

[1]	Includes treasury roll transactions.

For the year ended August 31, 2012, the daily weighted average interest rates for Trusts with borrowings from reverse repurchase agreements and treasury roll transactions were as follows:

Daily Weighted Average Interest Rate
BHK	0.21%
BNA	0.20%
BKT	0.18%

7. Commitments:

Certain Trusts may invest in floating rate loan interests. In connection with these investments, the Trusts may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Trusts to furnish temporary financing to a borrower until permanent financing can be arranged. As of August 31, 2012, the Trusts had outstanding bridge loan commitments as follows:

Commitment Amounts
HYV	$970,000
HYT	$1,015,000
HIS	$285,000
BHY	$110,000
BHD	$235,000

In connection with these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded on the Statements of Assets and Liabilities as deferred income.

ANNUAL REPORT	AUGUST 31, 2012	141

Notes to Financial Statements (concluded)

8. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Capital Share Transactions:

BHK, BHY and BHD are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. BNA and BKT are authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. HYV and HYT are authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. HIS is authorized to issue an unlimited number of shares, no par value, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approve of Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31, 2012	Year Ended August 31, 2011
BHK	4,404	—
HYV	59,289	—
HYT	85,180	—
HIS	124,205	—
BHY	2,000	—
BHD	3,546	—

Shares issued and outstanding remained constant during the year ended August 31, 2012 and the year ended August 31, 2011 for BNA and BKT.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following item was noted:

The Trusts paid a net investment income dividend in the following amounts per share on September 28, 2012 to shareholders of record on September 14, 2012:

Common Dividend Per Share
BHK	$0.0730
HYV	$0.0900
HYT	$0.0875
HIS	$0.0152
BHY	$0.0445
BNA	$0.0570
BKT	$0.0405
BHD	$0.0845

Additionally, the Trusts declared a net investment income dividend on October 1, 2012 payable to shareholders of record on October 15, 2012 for the same amounts noted above.

142	ANNUAL REPORT	AUGUST 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of
BlackRock Core Bond Trust,
BlackRock Corporate High Yield Fund V, Inc.,
BlackRock Corporate High Yield Fund VI, Inc.,
BlackRock High Income Shares,
BlackRock High Yield Trust,
BlackRock Income Opportunity Trust, Inc.,
BlackRock Income Trust, Inc., and
BlackRock Strategic Bond Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Trust, BlackRock High Income Shares, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., BlackRock Income Trust, Inc., and BlackRock Strategic Bond Trust (collectively, the “Trusts”) as of August 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statements of assets and liabilities, including the consolidated schedules of investments of BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc., (collectively, the “Trusts”) as of August 31, 2012, and the related consolidated statements of operations and consolidated cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Core Bond Trust, BlackRock High Income Shares, BlackRock High Yield Trust, BlackRock Income Opportunity Trust, Inc., BlackRock Income Trust, Inc., and BlackRock Strategic Bond Trust, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, and the consolidated financial positions of BlackRock Corporate High Yield Fund V, Inc. and BlackRock Corporate High Yield Fund VI, Inc., as of August 31, 2012, the consolidated results of their operations and their consolidated cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and their consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 26, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended August 31, 2012.

	Payable Dates	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]	September 2011 – January 2012	92.27%	98.58%	100.00%	94.41%	92.40%	94.79%	100.00%	69.80%
	February 2012 – August 2012	66.03%	61.01%	66.09%	70.48%	73.65%	73.86%	91.88%	77.85%
Federal Obligation Interest[2]	September 2011 – August 2012	9.59%	—	—	—	—	9.91%	8.95%	—

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

ANNUAL REPORT	AUGUST 31, 2012	143

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees and as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD” and together with BHK, HYV, HYT, HIS, BHY, BNA and BKT, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22–23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each of HYV, HYT, HIS and BHD also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the gross investment performance of each of BHK, BNA, BKT and BHD as compared with its respective custom benchmark; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock

144	ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22–23, 2012 Board meeting.

At an in-person meeting held on May 22–23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Board of each of HYV, HYT, HIS and BHD, including all the Independent Board Members, unanimously approved the continuation of the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category, and with respect to BHK, BNA, BKT and BHD, the gross investment performance of each such Fund as compared with its respective custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of BHK noted that BHK’s gross performance exceeded its customized benchmark during the three- and five-year periods reported, although performance for the one-year period reported underperformed the customized benchmark. The Board of BHK and BlackRock reviewed and discussed the reasons for BHK’s underperformance during the one-year period and will monitor closely BHK’s performance in the coming year. Based on its

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

discussions with BlackRock and the Board’s review of BHK’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, BHK’s Board noted that BHK’s gross investment performance as compared to its customized benchmark provided a more meaningful comparison of BHK’s relative performance.

The Board of each of HYV and HIS noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in the three- and five-year periods reported, although performance for the one-year period reported was below the median. The Boards of HYV and HIS and BlackRock reviewed and discussed the reasons for the Funds’ underperformance during the one-year period and will monitor closely the Funds’ performance in the coming year.

The Board of BHY noted that, in general, BHY performed better than its Peers in that BHY’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board of each of BKT and BHD noted that its respective Fund’s gross performance exceeded its customized benchmark during each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of the Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of BKT and BHD noted that its respective Fund’s gross investment performance as compared to its customized benchmark provided a more meaningful comparison of the Fund’s relative performance.

The Board of HYT noted that HYT performed below the median of its Lipper Performance Universe in the one- and five-year periods reported, but that HYT performed at or above the median of its Lipper Performance Universe in the three-year period reported. The Board of HYT and BlackRock reviewed and discussed the reasons for HYT’s underperformance during the one- and five-year periods compared with its Peers. HYT’s Board was informed that, among other things, over the one-year period, most of the underperformance came in the fourth quarter as risk markets rebounded from deeply oversold conditions reached in August and September. HYT’s five-year period performance was largely led by holding a significant cash position as the market had a significant bounce in December of 2008.

The Board of BNA noted that BNA’s gross performance underperformed its customized benchmark in the one- and five-year periods reported, but that BNA’s gross performance exceeded its customized benchmark in the three-year period reported. Based on its discussions with BlackRock and the Board’s review of BNA’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of BNA noted that BNA’s gross investment performance as compared to its customized benchmark provided a more meaningful comparison of BNA’s relative performance. The Board of BNA and BlackRock reviewed and discussed the reasons for BNA’s underperformance during the one- and five-year periods compared with its customized benchmark. BNA’s Board was informed that, among other things, BNA’s performance continues to be impacted by the significant negative performance experienced in 2008 when BNA’s overweight in spread assets, including asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) proved to be detrimental. Detracting from performance in the one-year period was an underweight to U.S. Treasuries as they continued to be well bid, even in the face of strong returns in non-government debt securities.

The Boards of HYT and BNA and BlackRock discussed BlackRock’s strategy for improving the Funds’ performance and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and Decem-ber 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s

146	ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BHK, HYV, HYT, BKT and BHD noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of BHK noted that after discussions between the Board, including the Independent Board Members, and BlackRock, BHK’s Board and BlackRock agreed to a voluntary advisory fee reduction effective June 1, 2012.

The Board of HIS noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of HIS also noted that HIS has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of HIS increases above certain contractually specified levels.

The Board of BHY noted that BHY’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BHY’s Peers, in each case before taking into account any expense reimbursements or fee waivers. BHY’s Board also noted, however, that although BHY’s contractual management fee ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock, was above the median contractual management fee ratio of its Peers, the contractual management fee ratio was in the third quartile.

The Board of BNA noted that BNA’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BNA’s Peers, in each case before taking into account any expense reimbursements or fee waivers. BNA’s Board also noted, however, that BNA’s actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock, was reasonable relative to the median actual total expense ratio paid by BNA’s Peers, after giving effect to any expense reimbursement or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints, and in the case of HIS, revised breakpoints, in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex, HIS, has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013. The Board of each of HYV, HYT, HIS and BHD, including all the Independent Board Members, unanimously approved the continuation of the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	AUGUST 31, 2012	147

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

148	ANNUAL REPORT	AUGUST 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				98 RICs consisting of 94 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Develop- ment (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.

				98 RICs consisting of 94 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				98 RICs consisting of 94 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				98 RICs consisting of 94 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				98 RICs consisting of 94 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 94 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				98 RICs consisting of 94 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	AUGUST 31, 2012	149

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				98 RICs consisting of 94 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				98 RICs consisting of 94 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				160 RICs consisting of 278 Portfolios	None
[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

150	ANNUAL REPORT	AUGUST 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Trusts Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

	[1]	Officers of the Trusts serve at the pleasure of the Board.

	[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor[3]
BlackRock Financial
Management, Inc.
New York, NY 10055

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

3 For BHK, HYV, HYT, HIS and BHD.

Effective May 22, 2012, Robert W. Crothers became Vice President of the Trusts.

Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Trusts and Janey Ahn became Secretary of the Trusts.

The Funds are managed by a team of investment professionals. Effective March 16, 2012, Tom Musmanno became a co-portfolio manager of BHK, BNA and BKT. Mr. Musmanno joins James Keenan as responsible for the day-to-day management of BHK and BNA, and joins Eric Pellicciaro and Akiva Dickstein as responsible for the day-to-day management of BKT.

ANNUAL REPORT	AUGUST 31, 2012	151

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class II Trustees as follows:

	Frank J. Fabozzi			James T. Flynn			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHK	24,116,290	512,963	0	24,093,367	535,886	0	24,101,393	527,860	0
HIS	47,743,714	1,652,839	0	47,751,621	1,644,932	0	47,713,447	1,683,106	0
BHY	5,660,217	155,795	0	5,658,360	157,652	0	5,663,108	152,904	0
BNA	31,143,773	656,807	0	31,111,055	689,526	0	31,151,127	649,453	0
BKT	55,197,410	3,647,320	0	55,176,579	3,668,151	0	55,196,529	3,648,201	0
BHD	6,167,499	135,726	0	6,149,846	153,379	0	6,163,447	139,778	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	30,742,612	614,381	0	30,733,249	623,744	0	30,737,746	619,247	0
HYT	32,683,476	419,623	0	32,684,032	419,067	0	32,669,195	433,904	0

	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	30,730,439	626,554	0	30,732,082	624,911	0	30,718,336	638,657	0
HYT	32,656,438	446,661	0	32,689,502	413,597	0	32,669,306	433,793	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	30,739,016	617,977	0	30,733,534	623,459	0	30,727,308	629,685	0
HYT	32,684,165	418,934	0	32,674,069	429,030	0	32,652,552	450,547	0

	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYV	30,742,222	614,771	0	30,743,584	613,409	0
HYT	32,651,612	451,487	0	32,685,823	417,276	0

152	ANNUAL REPORT	AUGUST 31, 2012

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	AUGUST 31, 2012	153

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. Other than as disclosed on page 151, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

154	ANNUAL REPORT	AUGUST 31, 2012

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

August 31, 2012
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percent of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BHY	$0.525000	—	—	$0.525000	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2012	155

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF -1-8-8/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Income Opportunity Trust, Inc.	$61,500	$60,600	$0	$0	$6,600	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Income Opportunity Trust, Inc.	$6,600	$6,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2012.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Tom Musmanno, Managing Director at BlackRock, and James E. Keenan, Managing Director at BlackRock. Messrs. Musmanno and Keenan are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Musmanno has been a member of the Fund’s portfolio management team since 2012. Mr. Keenan has been a member of the Fund’s portfolio management team since 2007.

Portfolio Manager	Biography
Tom Musmanno	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.

(a)(2)	As of August 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tom Musmanno	8	4	60	0	1	0
	$4.58 Billion	$1.8 Billion	$17.5 Billion	$0	$417.7 Million	$0
James E. Keenan	16	12	29	0	8	4
	$13.09 Billion	$8.2 Billion	$7.12 Billion	$0	$2.14 Billion	$571.2 Million

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Musmanno and Keenan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Musmanno and Keenan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of August 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James E. Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Tom Musmanno	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Keenan and Musmanno have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Keenan and Musmanno are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of August 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Tom Musmanno	None
James E. Keenan	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Opportunity Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Opportunity Trust, Inc.

Date: November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Opportunity Trust, Inc.

Date: November 5, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Income Opportunity Trust, Inc.

Date: November 5, 2012